Exhibit 10.1

EXECUTION VERSION

AMENDMENT AND RESTATEMENT AGREEMENT dated as of March 28, 2013 (this “Agreement”), among CBRE SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CBRE LIMITED, a limited company organized under the laws of England and Wales (with company no: 3536032) (the “U.K. Borrower”), CBRE LIMITED, a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CBRE PTY LIMITED, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CBRE LIMITED, a company organized under the laws of New Zealand (the “New Zealand Borrower” and, together with the U.S. Borrower, the U.K. Borrower, the Canadian Borrower and the Australian Borrower, the “Borrowers”), CBRE GROUP, INC., a Delaware corporation (“Holdings”), each subsidiary of Holdings party hereto, including Luxco (CBRE Global Holdings, a Luxembourg société à responsabilité limitée, with a share capital of EUR 122,758,675.-, having its registered office at 6, rue Guillaume Schneider, L-2522 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Registre de Commerce et des Sociétés under number B 150.693), the lenders listed on the signature pages hereof and CREDIT SUISSE AG, as administrative agent and collateral agent (in such capacities, the “Agent”).

A. Pursuant to that certain Credit Agreement dated as of November 10, 2010, as amended by Amendment No. 1 dated as of March 4, 2011, Incremental Assumption Agreement dated as of March 4, 2011, and Incremental Assumption Agreement dated as of November 10, 2011 (the “Existing Credit Agreement”), among the Borrowers, Holdings, the lenders party thereto (the “Existing Lenders”) and Credit Suisse AG, as administrative agent and collateral agent for the Existing Lenders, the Existing Lenders have extended, and have agreed to extend, credit to the Borrowers.

B. The Borrowers have requested, and the Extending Revolving Lenders and the Requisite Lenders (each as defined below) have agreed to, among other things, (i) allow the Borrowers to extend the final maturity of some or all of the Revolving Credit Commitments and to modify certain of the other terms of the Revolving Credit Commitments (in each case, as defined in the Existing Credit Agreement), and (ii) provide that one or more persons (each, an “Additional Revolving Lender”) may provide a new Revolving Credit Commitment under the Existing Credit Agreement (as amended hereby).

C. The Borrowers have requested, and the New Term Lenders (as defined below) and the Requisite Lenders have agreed to, among other things, allow the U.S. Borrower to borrow (i) new tranche A term loans (the “New Tranche A Loans”; the Lenders making New Tranche A Loans, collectively, the “New Tranche A Lenders”) and (ii) new tranche B term loans (the “New Tranche B Loans” and, together with the New Tranche A Loans, the “New Term Loans”; the Lenders making New Tranche B Loans, collectively, the “New Tranche B Lenders” and, together with the New Tranche A Lenders, the “New Term Lenders”) under the Existing Credit Agreement (as amended hereby).

D. The Borrowers and the Guarantors are party to one or more of the Security Documents, pursuant to which, among other things, the Guarantors guaranteed the Obligations of the Borrowers under the Existing Credit Agreement and provided security therefor.

E. The Borrowers have requested, and the Requisite Lenders have agreed, subject to the terms and conditions contained herein, that the Existing Credit Agreement (including all exhibits and schedules thereto) be amended and restated in its entirety in the form of the Amended and Restated Credit Agreement attached hereto as Exhibit A (the “Amended and Restated Credit Agreement”).

F. The Borrowers have requested, and Holdings, the Borrowers, the Subsidiary Guarantors, the Requisite Lenders and the Agent have agreed that the Guarantee and Pledge Agreement be amended as provided herein.

G. Upon the Restatement Date, certain of the terms of the outstanding Revolving Credit Commitments of each Revolving Credit Lender that approves this Agreement by executing and delivering to the Agent (or its counsel), on or prior to 5:00 p.m., New York City time, on March 25, 2013 (the “Delivery Time”), a signature page to this Agreement designating itself as an “Extending Revolving Lender” (each, an “Extending Revolving Lender” and each Revolving Credit Lender, if any, that does not so designate itself being referred to herein as a “Declining Revolving Lender”) will be modified as set forth herein.

H. Upon the Restatement Date, each Person that delivers to the Agent (or its counsel), on or prior to the Delivery Time, a signature page to this Agreement designating itself as an Additional Revolving Lender or an Extending Revolving Lender shall have the Revolving Credit Commitment set forth opposite its name in Schedule 2.01 to the Amended and Restated Credit Agreement.

I. Upon the Restatement Date, each Person that delivers to the Agent (or its counsel), on or prior to the Delivery Time, a signature page to this Agreement designating itself as a “New Term Lender” shall have the Term Loan Commitment set forth opposite its name in Schedule 2.01 to the Amended and Restated Credit Agreement.

J. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Amended and Restated Credit Agreement. The rules of interpretation set forth in Section 1.02 of the Amended and Restated Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

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SECTION 2. Amendment and Restatement of the Existing Credit Agreements. Holdings, the Borrowers, the Agent, the Extending Revolving Lenders, the Additional Revolving Lenders, the New Term Lenders and the Requisite Lenders agree that the Existing Credit Agreement (including all exhibits and schedules thereto) is hereby amended and restated, effective as of the Restatement Date, to read in its entirety in the form of the Amended and Restated Credit Agreement attached as Exhibit A hereto. As used in the Amended and Restated Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, from and after the Restatement Date, mean or refer to the Amended and Restated Credit Agreement. As used in any other Loan Document, from and after the Restatement Date, all references to the Credit Agreement in such Loan Documents shall, unless the context otherwise requires, mean or refer to the Amended and Restated Credit Agreement.

SECTION 3. Waiver of Breakage Event. The Requisite Lenders hereby waive the application of Section 2.16(a) with respect to any Breakage Event that may occur as a result of any Fixed Rate Revolving Loan outstanding under the Existing Credit Agreement immediately prior to the Restatement Date being repaid on the Restatement Date.

SECTION 4. Amendment of the Guarantee and Pledge Agreement. Holdings, the Borrowers, the Subsidiary Guarantors and the Agent hereby agree that the Guarantee and Pledge Agreement is hereby amended as follows:

(a) Section 1.02 of the Guarantee and Pledge Agreement is hereby amended by inserting the following terms in the appropriate alphabetized order therein:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.) and any successor statute, and any rule, regulation, or order promulgated thereunder, in each case as amended from time to time.

“Excluded Swap Obligation” means, with respect to any Grantor, any Swap Obligation if, and to the extent that, all or a portion of the Loan Documents to which such Grantor is party with respect to, or the grant by such Grantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes unlawful under the Commodity Exchange Act or any rule or regulation promulgated thereunder (or the application or official interpretation of any provision thereof).

“Secured Hedging Obligations” means the due and punctual payment and performance of all obligations of each Loan Party under each Hedging Agreement that (i) is in effect on the Restatement Date with a counterparty that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender as of the Closing Date or (ii) is entered into after the Restatement Date with any counterparty that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender at the time such Hedging Agreement is entered into. Notwithstanding the foregoing, the Secured Hedging Obligations shall not include any Excluded Swap Obligations.

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“Swap Obligation” means with respect to any Grantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

(b) The definition of the term “Obligations” set forth in Section 1.02 of the Guarantee and Pledge Agreement is hereby amended by (i) replacing the words “the due and punctual payment and performance of all obligations of each Loan Party under each Hedging Agreement that (i) is in effect on the Closing Date with a counterparty that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender as of the Closing Date or (ii) is entered into after the Closing Date with any counterparty that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender at the time such Hedging Agreement is entered into” with the words “the Secured Hedging Obligations” and (ii) adding the following sentence at the end thereof: “Notwithstanding the foregoing, Obligations shall not include any Excluded Swap Obligations.”

SECTION 5. Commitments; Termination; New Term Loans. (a) On and as of the Restatement Date, subject to the conditions set forth in Section 15 hereof, the Revolving Credit Commitment of each Revolving Credit Lender shall be as set forth in Schedule 2.01 to the Amended and Restated Credit Agreement and the Revolving Credit Commitment of each Declining Lender, if any, shall be terminated.

(b) Subject to the terms and conditions set forth herein and in the Amended and Restated Credit Agreement, as of the Restatement Date, each Extending Revolving Lender agrees that its Revolving Credit Commitment will be modified to have the terms set forth therefor in the Amended and Restated Credit Agreement.

(c) Subject to the terms and conditions set forth herein and in the Amended and Restated Credit Agreement, each New Tranche A Lender agrees, severally and not jointly, to make a New Tranche A Loan to the U.S. Borrower on the Restatement Date and on the Delayed Draw Funding Date, as applicable, in an aggregate principal amount not to exceed the amount set forth opposite its name on Schedule 2.01 to the Amended and Restated Credit Agreement.

(d) Subject to the terms and conditions set forth herein and in the Amended and Restated Credit Agreement, each New Tranche B Lender agrees, severally and not jointly, to make a New Tranche B Loan to the U.S. Borrower on the Restatement Date in an aggregate principal amount not to exceed the amount set forth opposite its name on Schedule 2.01 to the Amended and Restated Credit Agreement.

SECTION 6. Fees. (a) On the Restatement Date, the Borrowers agree to pay a fee (the “Extension Fee”), through the Agent, to each Extending Revolving Lender that executes and delivers to the Agent (or its counsel) a signature page to this Agreement on or prior to the Delivery Time, in an amount equal to 0.25% of the Revolving Credit Commitment hereby extended (whether used or unused) of such Lender on the Restatement Date. The Extension Fee shall be payable on the Restatement Date in immediately available funds.

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(b) On the Restatement Date, the U.S. Borrower agrees to pay additional fees (the “Upfront Fees”), through the Agent, to each New Tranche A Lender, in the amounts previously agreed with such New Tranche A Lender. The Upfront Fees shall be payable on the Restatement Date in immediately available funds.

(c) Once paid, the Upfront Fees and the Extension Fee shall not be refundable under any circumstances.

SECTION 7. Release of Certain Subsidiary Guarantors. On and as of the Restatement Date, or such later date on which Jerseyco shall have become a party to the Guarantee and Pledge Agreement, the Requisite Lenders hereby authorize the Agent to, and the Agent hereby does, upon the request of the U.S. Borrower, release CBRE Global Holdings SARL and RELAM Amsterdam Holdings B.V. from their Guarantee under the Guarantee and Pledge Agreement.

SECTION 8. Reaffirmation. Each of Holdings, the Borrowers and the Subsidiary Guarantors, by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Agreement or the Amended and Restated Credit Agreement, each of the Security Documents continues to be in full force and effect and is hereby confirmed and ratified in all respects and (b) affirms and confirms its Guarantee of the Obligations and the pledge of Collateral to secure such Obligations, all as provided in the Security Documents as originally executed, and acknowledges and agrees that such Guarantee and pledge shall continue in full force and effect in respect of, and to secure, the Obligations under the Amended and Restated Credit Agreement and the other Loan Documents.

SECTION 9. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, Holdings and the Borrowers represent and warrant to each of the Lenders and the Agent that (a) this Agreement has been duly authorized, executed and delivered by Holdings, the Borrowers and the Subsidiary Guarantors, and this Agreement constitutes a legal, valid and binding obligation of Holdings, the Borrowers and the Subsidiary Guarantors, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity (whether considered in a proceeding in equity or at law); (b) after giving effect to this Agreement, the representations and warranties set forth in Article III of the Amended and Restated Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Restatement Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; and (c) as of the Restatement Date, after giving effect to this Agreement and to the incurrence of the New Term Loans and to the use of the proceeds thereof, no Default or Event of Default has occurred and is continuing.

SECTION 10. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.11 and 9.15 of the Amended and Restated Credit Agreement shall apply to this Agreement to the same extent as if fully set forth herein.

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SECTION 11. No Novation. Neither this Agreement nor the effectiveness of the Amended and Restated Credit Agreement shall extinguish the Obligations for the payment of money outstanding under the Existing Credit Agreement (except as otherwise expressly provided with respect to the Existing Term Loan Refinancing) or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests in favor of the Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Existing Credit Agreement or instruments guaranteeing or securing the same (except as otherwise expressly provided with respect to the Existing Term Loan Refinancing), which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement, the Amended and Restated Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of a Borrower under the Existing Credit Agreement or of a Borrower or any other Loan Party under any other Loan Document from any of its obligations and liabilities thereunder, and such obligations are in all respects continuing with only the terms being modified as provided in this Agreement and in the Amended and Restated Credit Agreement (except as otherwise expressly provided with respect to the Existing Term Loan Refinancing). The Existing Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby. This Agreement shall constitute a Loan Document for all purposes of the Existing Credit Agreement and the Amended and Restated Credit Agreement.

SECTION 12. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended and Restated Credit Agreement.

SECTION 13. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 15 hereof. Delivery of an executed signature page to this Agreement by facsimile or other electronic method of transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

SECTION 14. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 15. Effectiveness. This Agreement and the Amended and Restated Credit Agreement shall become effective as of the date (the “Restatement Date”) on which:

(a) the Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of Holdings, the Borrowers, each of the Subsidiary Guarantors, each of the Extending Revolving Lenders, each of the

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Additional Revolving Lenders (if any), each of the New Term Lenders and Lenders holding more than 50% of the aggregate Revolving Credit Commitments (whether used or unused) immediately prior to the Restatement Date (collectively, the “Requisite Lenders”); and

(b) each of the conditions precedent set forth in Section 4.02 of the Amended and Restated Credit Agreement shall have been satisfied.

[Remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

CBRE SERVICES, INC.,

by	/s/ Debera Fan
Name:	Debera Fan
Title:	Sr. Vice President and Treasurer

CBRE GROUP, INC.,

by	/s/ Debera Fan
Name:	Debera Fan
Title:	Sr. Vice President and Treasurer

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE I HERETO,

by	/s/ Debera Fan
Name:	Debera Fan
Title:	Sr. Vice President and Treasurer

[Signature page to Amendment and Restatement Agreement]

CBRE LIMITED, a limited company organized under the laws of England and Wales,

by	/s/ Philip Emburey
Name:	Philip Emburey
Title:	Director

by	/s/ Mark Creamer
Name:	Mark Creamer
Title:	Director

[Signature page to Amendment and Restatement Agreement]

CBRE LIMITED, a corporation organized under the laws of the province of New Brunswick,

by	/s/ Jeff Cook
Name:	Jeff Cook
Title:	Senior Vice President Finance

[Signature page to Amendment and Restatement Agreement]

CBRE PTY LIMITED, a company organized under the laws of Australia,

by	/s/ Scott Anthony Gray-Spencer
Name:	Scott Anthony Gray-Spencer
Title:	Director

by	/s/ Tom Jackson Southern
Name:	Tom Jackson Southern
Title:	Director

[Signature page to Amendment and Restatement Agreement]

CBRE LIMITED, a company organized under the laws of New Zealand,

by	/s/ Thomas Jackson Southern
Name:	Thomas Jackson Southern
Title:	Director

by	/s/ Enda Gerard Foley
Name:	Enda Gerard Foley
Title:	Director

[Signature page to Amendment and Restatement Agreement]

CB/TCC GLOBAL HOLDINGS LIMITED,

by	/s/ Philip Emburey
Name:	Philip Emburey
Title:	Director

by	/s/ Marcus Smith
Name:	Marcus Smith
Title:	Director

[Signature page to Amendment and Restatement Agreement]

RELAM AMSTERDAM HOLDINGS B.V.,

by	/s/ M.N. Kruijer
Name:	M.N. Kruijer
Title:	TMF Management B.V. Managing Director

by	/s/ R. Wemmi
Name:	R. Wemmi
Title:	TMF Management B.V. Managing Director

[Signature page to Amendment and Restatement Agreement]

CBRE GLOBAL HOLDINGS, S.A.R.L.,

by	/s/ Elizabeth Thetford
Name:	Elizabeth Thetford
Title:	Manager A

[Signature page to Amendment and Restatement Agreement]

CBRE LIMITED PARTNERSHIP, acting by its general partner, CBRE PARTNER, INC.

by	/s/ Laurence H. Midler
Name: Laurence H. Midler
Title: Executive Vice President
Address: 26 New Street, St. Helier, Jersey, JE2 3RA, Channels Islands
Legal Name: CBRE Limited Partnership
Jurisdiction of Formation: Jersey

[Signature page to Amendment and Restatement Agreement]

TRAMMELL CROW DEVELOPMENT & INVESTMENT, INC.,

by	/s/ Scott A. Dyche
Name:	Scott A. Dyche
Title:	Executive Vice President

[Signature page to Amendment and Restatement Agreement]

CBRE CONSULTING, INC.

by	/s/ Debera Fan
Name: Debera Fan
Title: Sr. Vice President and Treasurer
Address:11150 Santa Monica Boulevard, Suite 1600, Los Angeles, CA 90025
Legal Name: CBRE Consulting, Inc.
Jurisdiction of Incorporation: CA

[Signature page to Amendment and Restatement Agreement]

CBRE/LJM – NEVADA, INC.

by	/s/ Debera Fan
Name: Debera Fan
Title: Sr. Vice President and Treasurer
Address: 11150 Santa Monica Boulevard, Suite 1600, Los Angeles, CA 90025
Legal Name: CBRE/LJM – Nevada, Inc.
Jurisdiction of Incorporation: Nevada

[Signature page to Amendment and Restatement Agreement]

Schedule I

CB HoldCo, Inc.

CBRE Global Investors, Inc.

CBRE Global Investors, LLC

CBRE, Inc.

CB/TCC Holdings LLC

CB/TCC, LLC

CBRE Partner, Inc.

CBRE-Profi Acquisition Corp.

CBRE Capital Markets of Texas, LP

CBRE Capital Markets, Inc.

CBRE Clarion CRA Holdings, Inc.

CBRE Clarion REI Holding, Inc.

CBRE Government Services, LLC

CBRE Loan Services, Inc.

CBRE Technical Services, LLC

CBRE/LJM Mortgage Company, L.L.C.

Insignia/ESG Capital Corporation

The Polacheck Company, Inc.

Trammell Crow Company, LLC

[Signature page to Amendment and Restatement Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually as a New Term Lender, an Extending Revolving Lender, an Additional Revolving Lender, and as Agent, Swingline Lender and Issuing Bank,

by	/s/ Bill O’Daly
Name:	Bill O’Daly
Title:	Director

by	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Vice President

[Signature page to Amendment and Restatement Agreement]

THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, NEW ZEALAND BRANCH, as N.Z. Swingline Lender,

by	/s/ Tom Herring
Name:	Tom Herring
Title:	Relationship Manager

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: The Bank of New York Mellon

To execute this Agreement as an Extending Revolving Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments):

by	/s/ Helga Blum
Name:	Helga Blum
Title:	Managing Director

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: The Bank of New York Mellon

To execute this Agreement as an Additional Revolving Lender:

by	/s/ Helga Blum
Name:	Helga Blum
Title:	Managing Director

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: The Bank of New York Mellon

To execute this Agreement as a New Tranche A Lender:

by	/s/ Helga Blum
Name:	Helga Blum
Title:	Managing Director

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: The Bank of Nova Scotia

To execute this Agreement as a Extending Revolving Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments):

by	/s/ Diane Emanuel
Name:	Diane Emanuel
Title:	Managing Director

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: The Bank of Nova Scotia

To execute this Agreement as an Additional Revloving Lender

by	/s/ Diane Emanuel
Name:	Diane Emanuel
Title:	Managing Director

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: The Bank of Nova Scotia

To execute this Agreement as a New Tranche A Lender

by	/s/ Diane Emanuel
Name:	Diane Emanuel
Title:	Managing Director

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: Comerica Bank

To execute this Agreement as an Additional Revolving Lender

by	/s/ Mark Skrzynski
Name:	Mark Skrzynski
Title:	Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: Comerica Bank

To execute this Agreement as an Extending Revolving Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments)

by	/s/ Mark Skrzynski
Name:	Mark Skrzynski
Title:	Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: Comerica Bank

To execute this Agreement as an New Tranche A Lender

by	/s/ Mark Skrzynski
Name:	Mark Skrzynski
Title:	Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: FIRST TENNESSEE BANK

To execute this Agreement as an Extending Revolving Lender (you are consenting to the Amendment and to the extension of Revolving Credit Commitments)

by	/s/ Matthew A. Wages
Name:	Matthew A. Wages
Title:	Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: FIRST TENNESSEE BANK

To execute this Agreement as a New Tranche A Lender

by	/s/ Matthew A. Wages
Name:	Matthew A. Wages
Title:	Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: FIRST TENNESSEE BANK

To execute this Agreement as an Additional Revolving Lender

by	/s/ Matthew A. Wages
Name:	Matthew A. Wages
Title:	Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: HSBC Bank USA, National Association

To execute this Agreement as an Additional Revolving Lender

by	/s/ Andrew Hietala
Name:	Andrew Hietala
Title:	Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: HSBC Bank USA, National Association

To execute this Agreement as an Extending Revolving Lender (you are consenting to the Amendment and to the extension of Revolving Credit Commitments)

by	/s/ Andrew Hietala
Name:	Andrew Hietala
Title:	Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: HSBC Bank USA, National Association

To execute this Agreement as an New Tranche A Lender:

by	/s/ Andrew Hietala
Name:	Andrew Hietala
Title:	Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: JPMORGAN CHASE BANK, N.A.

To execute this Agreement as an Extending Revolving Lender (you are consenting to the Amendment and to the extension of Revolving Credit Commitments)

by	/s/ Chiara Carter
Name:	Chiara Carter
Title:	Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: JPMORGAN CHASE BANK, N.A.

To execute this Agreement as an Additional Revolving Lender

by	/s/ Chiara Carter
Name:	Chiara Carter
Title:	Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: JPMORGAN CHASE BANK, N.A.

To execute this Agreement as a New Tranche A Lender

by	/s/ Chiara Carter
Name:	Chiara Carter
Title:	Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: Mizuho Corporate Bank, Ltd.

To execute this Agreement as a Extending Revolving Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments)

by	/s/ Tenya Mitsuboshi
Name:	Tenya Mitsuboshi
Title:	Deputy General Manager

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: Mizuho Corporate Bank, Ltd.

To execute this Agreement as an Additional Revolving Lender

by	/s/ Tenya Mitsuboshi
Name:	Tenya Mitsuboshi
Title:	Deputy General Manager

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: Mizuho Corporate Bank, Ltd.

To execute this Agreement as a New Tranche A Lender

by	/s/ Tenya Mitsuboshi
Name:	Tenya Mitsuboshi
Title:	Deputy General Manager

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: RAYMOND JAMES BANK, N.A.

To execute this Agreement as a Extending Revolving Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments)

by	/s/ James M. Armstrong
Name:	James M. Armstrong
Title:	Senior Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: RAYMOND JAMES BANK, N.A.

To execute this Agreement as an Additional Revolving Lender

by	/s/ James M. Armstrong
Name:	James M. Armstrong
Title:	Senior Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: RAYMOND JAMES BANK, N.A.

To execute this Agreement as a New Tranche A Lender

by	/s/ James M. Armstrong
Name:	James M. Armstrong
Title:	Senior Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: The Royal Bank of Scotland plc

To execute this Agreement as a New Tranche A Lender

by	/s/ Graham Cooke
Name:	Graham Cooke
Title:	Senior Director

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: The Royal Bank of Scotland plc

To execute this Agreement as an Additional Revolving Lender

by	/s/ Graham Cooke
Name:	Graham Cooke
Title:	Senior Director

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: The Royal Bank of Scotland plc

To execute this Agreement as an Extending Revolving Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments)

by	/s/ Graham Cooke
Name:	Graham Coke
Title:	Senior Director

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: Scotiabank Europe PLC

To execute this Agreement as an Additional Revolving Lender

by	/s/ John O’Connor
Name:	John O’Connor
Title:	Head of Credit Administration

For any Lender requiring a second signature Line:

by:	/s/ Steve Caller
Name:	Steve Caller
Title:	Manager, Credit Administration

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: Scotiabank Europe PLC

To execute this Agreement as an Extending Revolving Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments)

by	/s/ John O’Connor
Name:	John O’Connor
Title:	Head of Credit Administration

For any Lender requiring a second signature Line:

by:	/s/ Steve Caller
Name:	Steve Caller
Title:	Manager, Credit Administration

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: UNION BANK, N.A.

To execute this Agreement as an Extending Revolving Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments)

by	/s/ Gina M. West
Name:	Gina M. West
Title:	Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: UNION BANK, N.A.

To execute this Agreement as an Additional Revolving Lender

by	/s/ Gina M. West
Name:	Gina M. West
Title:	Vice President

Name of Institution: UNION BANK, Canada Branch as Lender to the Canadian Borrower in CAD or USD

To execute this Agreement as an Additional Revolving Lender

by	/s/ Anne Collins
Name:	Anne Collins
Title:	Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: UNION BANK, N.A.

To execute this Agreement as a New Tranche A Lender

by	/s/ Gina M. West
Name:	Gina M. West
Title:	Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: Wells Fargo Bank, N.A.

To execute this Agreement as an Additional Revolving Lender

by	/s/ Patrick Drum
Name:	Patrick Drum
Title:	Senior Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: Wells Fargo Bank, N.A.

To execute this Agreement as a New Tranche A Lender

by	/s/ Patrick Drum
Name:	Patrick Drum
Title:	Senior Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: Wells Fargo Bank, N.A.

To execute this Agreement as an Extending Revolving Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments)

by	/s/ Patrick Drum
Name:	Patrick Drum
Title:	Senior Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: Bank of America, N.A.

To execute this Agreement as a New Tranche A Lender

by	/s/ Ronald Odlozil
Name:	Ronald Odlozil
Title:	Senior Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: Bank of America, N.A.

To execute this Agreement as an Extending Revolving Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments)

by	/s/ Ronald Odlozil
Name:	Ronald Odlozil
Title:	Senior Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: Bank of America, N.A.

To execute this Agreement as an Additional Revolving Lender

by	/s/ Ronald Odlozil
Name:	Ronald Odlozil
Title:	Senior Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: Bank of America, N. A., Canada Branch

To execute this Agreement as Extending Revolving Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments)

by	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: The Bank of East Asia, Limited, Los Angeles Branch

To execute this Agreement as New Tranche A Lender

by	/s/ Jonathan Kuo
Name:	Jonathan Kuo
Title:	Senior Vice President & Business Manager

For any Lender requiring a second signature Line

by:	/s/ David Loh
Name:	David Loh
Title:	Chief Lending Officer

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: The Bank of East Asia, Limited, Los Angeles Branch

To execute this Agreement as an Additional Revolving Lender

by	/s/ Jonathan Kuo
Name:	Jonathan Kuo
Title:	Senior Vice President & Business Manager

For any Lender requiring a second signature Line

by:	/s/ David Loh
Name:	David Loh
Title:	Chief Lending Officer

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: KeyBank National Association

To execute this Agreement as an Additional Revolving Lender

by	/s/ James A. Gelle
Name:	James A. Gelle
Title:	Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: KeyBank National Association

To execute this Agreement as a New Tranche A Lender

by	/s/ James A. Gelle
Name:	James A. Gelle
Title:	Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: Scotiabanc Inc.

To execute this Agreement as an Additional Revolving Lender

by	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: E.SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH

To execute this Agreement as an Additional Revolving Lender

by	/s/ Edward Chen
Name:	Edward Chen
Title:	Vice President & General Manager

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: E.SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH

To execute this Agreement as a New Tranche A Lender

by	/s/ Edward Chen
Name:	Edward Chen
Title:	Vice President & General Manager

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: FAR EAST NATIONAL BANK

To execute this Agreement as an Additional Revolving Lender

by	/s/ Alton Wang
Name:	Alton Wang
Title:	President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: FAR EAST NATIONAL BANK

To execute this Agreement as a New Tranche A Lender

by	/s/ Alton Wang
Name:	Alton Wang
Title:	President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: BANK OF HAWAII

To execute this Agreement as an Additional Revolving Lender

by	/s/ Anna Hu
Name:	Anna Hu
Title:	Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: BANK OF HAWAII

To execute this Agreement as a New Tranche A Lender

by	/s/ Anna Hu
Name:	Anna Hu
Title:	Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: HUA NAN COMMERCIAL BANK, LTD. NEW YORK AGENCY

To execute this Agreement as a New Tranche A Lender

by	/s/ Henry Hsieh
Name:	Henry Hsieh
Title:	Assistant Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: HUA NAN COMMERCIAL BANK, LTD. NEW YORK AGENCY

To execute this Agreement as an Additional Revolving Lender

by	/s/ Henry Hsieh
Name:	Henry Hsieh
Title:	Assistant Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: Chang Hwa Commercial Bank, Ltd., New York Branch

To execute this Agreement as a New Tranche A Lender

by	/s/ Eric Y.S. Tsai
Name:	Eric Y.S. Tsai
Title:	Vice President & General Manager

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: Chang Hwa Commercial Bank, Ltd., New York Branch

To execute this Agreement as an Additional Revolving Lender

by	/s/ Eric Y.S. Tsai
Name:	Eric Y.S. Tsai
Title:	Vice President & General Manager

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: Compass Bank

To execute this Agreement as an Additional Revolving Lender

by	/s/ Don Byerly
Name:	Don Byerly
Title:	Senior Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: Compass Bank

To execute this Agreement as a New Tranche A Lender

by	/s/ Don Byerly
Name:	Don Byerly
Title:	Senior Vice President

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

To execute this Agreement as an Additional Revolving Lender

by	/s/ Robert Grillo
Name:	Robert Grillo
Title:	Director

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

To execute this Agreement as a New Tranche A Lender

by	/s/ Robert Grillo
Name:	Robert Grillo
Title:	Director

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: Siemens Financial Services, Inc.

To execute this Agreement as an Additional Revolving Lender

by	/s/ WD Fentsch
Name:	WD Fentsch
Title:	Vice President

For any Lender requiring a second signature Line

by:	/s/ Ernest Errigo
Name:	Ernest Errigo
Title:	Senior Transaction Coordinator

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: Siemens Financial Services, Inc.

To execute this Agreement as a New Tranche A Lender

by	/s/ WD Fentsch
Name:	WD Fentsch
Title:	Vice President

For any Lender requiring a second signature Line

by:	/s/ Ernest Errigo
Name:	Ernest Errigo
Title:	Senior Transaction Coordinator

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: First Commercial Bank, New York Branch

To execute this Agreement as a New Tranche A Lender

by	/s/ Jason Lee
Name:	Jason Lee
Title:	Vice President & General Manager

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: First Commercial Bank, New York Branch

To execute this Agreement as an Additional Revolving Lender

by	/s/ Jason Lee
Name:	Jason Lee
Title:	Vice President & General Manager

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: Barclays Bank PLC

To execute this Agreement as a New Tranche A Lender

by	/s/ Andrew Johnman
Name:	Andrew Johnman
Title:	Director

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: Barclays Bank PLC

To execute this Agreement as an Additional Revolving Lender

by	/s/ Andrew Johnman
Name:	Andrew Johnman
Title:	Director

[Signature page to Amendment and Restatement Agreement]

SIGNATURE PAGE TO THE CBRE SERVICES, INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution: Barclays Bank PLC

To execute this Agreement as an Extending Revolving Lender (you are consenting to the Amendment and to the extension of your existing Revolving Credit Commitments)

by	/s/ Andrew Johnman
Name:	Andrew Johnman
Title:	Director

[Signature page to Amendment and Restatement Agreement]

EXHIBIT A

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of March 28, 2013,

among

CBRE SERVICES, INC.,

CBRE GROUP, INC.,

CERTAIN SUBSIDIARIES OF

CBRE SERVICES, INC.,

THE LENDERS NAMED HEREIN

and

CREDIT SUISSE AG,

as Administrative Agent and Collateral Agent

CREDIT SUISSE SECURITIES (USA) LLC,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

J.P. MORGAN SECURITIES LLC

HSBC BANK USA, N.A,

WELLS FARGO SECURITIES,

THE BANK OF NOVA SCOTIA

BARCLAYS BANK PLC,

THE ROYAL BANK OF SCOTLAND PLC

as Joint Lead Arrangers and Joint Bookrunners

J.P. MORGAN SECURITIES LLC,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

and

WELLS FARGO SECURITIES,

as Co-Syndication Agents

HSBC BANK USA, N.A,

THE BANK OF NOVA SCOTIA

BARCLAYS BANK PLC,

THE ROYAL BANK OF SCOTLAND PLC

and

UNION BANK, N.A.,

as Co-Documentation Agents

Exhibits
Exhibit A	Form of Administrative Questionnaire
Exhibit B	Form of Assignment and Acceptance
Exhibit C	Form of Borrower Repurchase Assignment and Acceptance
Exhibit D	Auction Procedures
Exhibit E	Form of Borrowing Request
Exhibit F-1	Form of Borrowing Subsidiary Agreement
Exhibit F-2	Form of Borrowing Subsidiary Termination
Exhibit G	Guarantee and Pledge Agreement
Exhibit H-1	Form of First Lien Intercreditor Agreement
Exhibit H-2	Form of Second Lien Intercreditor Agreement
Exhibit I-1	Form of U.S. Tax Compliance Certificate
Exhibit I-2	Form of U.S. Tax Compliance Certificate
Exhibit I-3	Form of U.S. Tax Compliance Certificate
Exhibit I-4	Form of U.S. Tax Compliance Certificate

Schedules
Schedule 1.01(a)	Subsidiary Guarantors
Schedule 1.01(b)	Additional Cost
Schedule 1.01(c)	Approved Take Out Parties
Schedule 1.01(d)	Existing Letters of Credit
Schedule 2.01	Lenders
Schedule 3.08	Subsidiaries
Schedule 3.09	Litigation; Compliance with Laws
Schedule 3.19(a)	UCC Filing Offices
Schedule 4.02(a)	Foreign Counsel
Schedule 6.01(a)	Indebtedness
Schedule 6.02(a)	Liens
Schedule 6.03(a)	Specified Restructuring Transactions
Schedule 6.03(k)	Existing Investments
Schedule 6.03(p)	D&I Investments
Schedule 6.05(c)	Certain Existing Restrictions

AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 28, 2013 (this “Agreement”), among CBRE SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CBRE LIMITED, a limited company organized under the laws of England and Wales (with company no: 3536032) (the “U.K. Borrower”), CBRE LIMITED, a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CBRE PTY LIMITED, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CBRE LIMITED, a company organized under the laws of New Zealand (the “New Zealand Borrower”), CBRE GROUP, INC., a Delaware corporation (“Holdings”), the Lenders (as defined in Article I), and CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

The Borrowers, Holdings, certain Lenders and Credit Suisse AG, as administrative agent and collateral agent, are party to that certain Credit Agreement dated as of November 10, 2010, as amended by Amendment No. 1 dated as of March 4, 2011, Incremental Assumption Agreement dated as of March 4, 2011, and Incremental Assumption Agreement dated as of November 10, 2011 (the “Existing Credit Agreement”). Pursuant to the Amendment and Restatement Agreement dated as of the date hereof (the “Amendment and Restatement Agreement”), among the Borrowers, Holdings, each subsidiary of Holdings party thereto, the lenders party thereto and Credit Suisse AG, as administrative agent and collateral agent, and upon the satisfaction of the conditions set forth therein, the Existing Credit Agreement (including all exhibits and schedules thereto) shall be amended and restated in its entirety and replaced by this Agreement.

The Borrowers have requested the Lenders to extend credit in the form of (a) Tranche A Loans (such term and each other capitalized term used but not defined in this preliminary statement having the meaning given it in Article I) to the U.S. Borrower on the Restatement Date in an aggregate principal amount of $200,000,000 and on the Delayed Draw Funding Date, in an aggregate principal amount of up to $300,000,000, (b) Tranche B Loans to the U.S. Borrower on the Restatement Date, in an aggregate principal amount of $215,000,000 and (c) Revolving Loans in the form of (i) Domestic Revolving Loans to the U.S. Borrower at any time and from time to time prior to the Revolving Credit Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $900,000,000, (ii) Multicurrency Revolving Loans to the U.S. Borrower, the Canadian Borrower, the Australian Borrower and the New Zealand Borrower at any time and from time to time prior to the Revolving Credit Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $150,000,000 and (iii) U.K. Revolving Loans to the U.S. Borrower and the U.K. Borrower at any time and from time to time prior to the Revolving Credit Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $150,000,000. The Borrowers have requested the Swingline Lenders to extend credit in the form of (a) Domestic Swingline Loans to the U.S. Borrower, in an aggregate principal amount at any time outstanding not in excess of $20,000,000 under the Domestic Revolving Credit Commitments and (b) N.Z. Swingline Loans to the New Zealand Borrower, in an aggregate principal amount at any time outstanding not in excess of $35,000,000 under the Multicurrency Revolving Credit Commitments. The Borrowers have requested the Issuing Banks to issue Letters of Credit, in an aggregate face amount at any time outstanding not in excess of

$100,000,000 under the Revolving Credit Commitments, to support payment obligations incurred in the ordinary course of business by the Borrowers and their Subsidiaries. The proceeds of the Term Loans will be used by the Borrowers (x) on the Restatement Date, to finance, in part, the Existing Term Loan Refinancing and to pay fees and expenses in connection therewith and (y) on the Delayed Draw Funding Date, to redeem the Existing Senior Subordinated Notes. The proceeds of the Revolving Loans and Swingline Loans, and the Letters of Credit, are to be used from time to time for working capital and other general corporate purposes of the Borrowers and their Subsidiaries.

The Lenders are willing to extend such credit to the Borrowers, and the Issuing Banks are willing to issue Letters of Credit for the account of the Borrowers, in each case on the terms and subject to the conditions set forth herein.

Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Acceptance Fee” shall mean a fee payable in Canadian Dollars by the Canadian Borrower to the Administrative Agent for the account of a Canadian Lender with respect to the acceptance of a B/A or the making of a B/A Equivalent Loan on the date of such acceptance or loan, calculated on the face amount of the B/A or the B/A Equivalent Loan at the rate per annum applicable on such date as set forth in the row labeled “Fixed Rate Spread” in the definition of the term “Applicable Percentage” on the basis of the number of days in the applicable Contract Period (including the date of acceptance and excluding the date of maturity) and a year of 365 days (it being agreed that the rate per annum applicable to any B/A Equivalent Loan is equivalent to the rate per annum otherwise applicable to the Bankers’ Acceptance which has been replaced by the making of such B/A Equivalent Loan pursuant to Section 2.24).

“Accepting Lenders” shall have the meaning assigned to such term in Section 9.20(a).

“Additional Cost” shall mean, in relation to any Borrowing that is denominated in Pounds, for any Interest Period, the cost as calculated by the Administrative Agent in accordance with Schedule 1.01(b) imputed to each Multicurrency Revolving Credit Lender participating in such Borrowing of compliance with the mandatory liquid assets requirements of the Bank of England during that Interest Period, expressed as a percentage.

“Additional Secured Indebtedness” shall have the meaning assigned to such term in Section 6.02(q).

“Adjusted Consolidated Net Income” shall mean, for any period, Consolidated Net Income for such period plus, without duplication and to the extent deducted in determining

Consolidated Net Income for such period, the sum of (a) any non-recurring fees, expenses or charges in connection with the consummation of the Transactions and (b) any non-recurring fees, expenses or charges related to any Equity Issuance, investment permitted under Section 6.03, Permitted Acquisition or incurrence of Indebtedness.

“Adjusted LIBO Rate” shall mean, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum equal to the product of (a) the LIBO Rate in effect for such Interest Period and (b) Statutory Reserves; provided, however, that, if such Eurocurrency Borrowing is denominated in Pounds, then the “Adjusted LIBO Rate” shall be the LIBO Rate in effect for such Interest Period plus Additional Cost.

“Administrative Agent Fees” shall have the meaning assigned to such term in Section 2.05(c).

“Administrative Questionnaire” shall mean an Administrative Questionnaire substantially in the form of Exhibit A, or such other form as may be supplied from time to time by the Administrative Agent.

“Affected Class” shall have the meaning assigned to such term in Section 9.20(a).

“Affiliate” shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified; provided, however, that, for purposes of Section 6.06, the term “Affiliate” shall also include any person that directly or indirectly owns 10% or more of any class of Equity Interests of the person specified or that is an officer or director of the person specified. Notwithstanding the foregoing, in relation to The Royal Bank of Scotland plc, the term “Affiliate” shall not include (i) the UK government or any member or instrumentality thereof, including Her Majesty’s Treasury and UK Financial Investments Limited (or any directors, officers, employees or entities thereof) or (ii) any persons or entities controlled by or under common control with the UK government or any member or instrumentality thereof (including Her Majesty’s Treasury and UK Financial Investments Limited) and which are not part of The Royal Bank of Scotland Group plc and its subsidiaries or subsidiary undertakings.

“Aggregate Domestic Revolving Credit Exposure” shall mean the aggregate amount of the Lenders’ Domestic Revolving Credit Exposures.

“Aggregate Multicurrency Revolving Credit Exposure” shall mean the aggregate amount of the Lenders’ Multicurrency Revolving Credit Exposures.

“Aggregate U.K. Revolving Credit Exposure” shall mean the aggregate amount of the Lenders’ U.K. Revolving Credit Exposures.

“Agreement Currency” shall have the meaning assigned to such term in Section 9.17.

“Alternate Base Rate” shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day (or, in the case of a Dollar Loan to the Canadian Borrower, the U.S. Base Rate), (b) the Federal Funds Effective Rate in effect on such day plus  1/2 of 1% and (c) the sum of (i) the Adjusted LIBO Rate in effect on such day for a one-month Interest Period (or if such day is not a Business Day, the immediately preceding Business Day) and (ii) 1.00%; provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the rate determined on such day at approximately 11 a.m. (London time) by reference to the British Bankers’ Association Interest Settlement Rates for deposits in dollars (as set forth by any service selected by the Administrative Agent that has been nominated by the British Bankers’ Association as an authorized vendor for the purpose of displaying such rates). Any change in the Alternate Base Rate due to a change in the Prime Rate, the U.S. Base Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective on the effective date of such change in the Prime Rate, the U.S. Base Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

“Alternative Currency” shall mean (a) with respect to U.K. Revolving Loans and U.K. Letters of Credit, Pounds and Euro, (b) with respect to Multicurrency Loans and Multicurrency Letters of Credit, Australian Dollars, Canadian Dollars and New Zealand Dollars and (c) with respect to Incremental Revolving Loans and Incremental Term Loans, Pounds, Euro or any other currency reasonably acceptable to the Administrative Agent and the Incremental Revolving Credit Lenders or Incremental Term Lenders.

“Alternative Currency Equivalent” shall mean, on any date of determination, with respect to any amount denominated in dollars in relation to any specified Alternative Currency, the equivalent in such specified Alternative Currency of such amount in dollars, determined by the Administrative Agent pursuant to Section 1.05 using the applicable Exchange Rate then in effect.

“Amendment and Restatement Agreement” has the meaning assigned to such term in the introductory statement to this Agreement.

“ANZ Sublimit” shall mean $35,000,000.

“Applicable Percentage” shall mean, for any day, subject to Section 2.07,

(a) with respect to the Revolving Credit Commitments, Revolving Loans and the Tranche A Loans, at any time,

(i) if the U.S. Borrower does not have Investment Grade Status at such time, the applicable percentage set forth in the “Leverage-based Grid” below under the caption “Facility Fee Revolving Credit Commitments”, “Fixed Rate Spread Tranche A Loans”, “Daily Rate Spread Tranche A Loans”, “Fixed Rate Spread Revolving Loans” or “Daily Rate Spread Revolving Loans”, as the case may be, based upon the Leverage Ratio as of the relevant date of determination, and (ii) if the U.S. Borrower has Investment Grade Status at such time, the applicable percentage set forth in the “Ratings-based Grid” below under the caption “Facility Fee Revolving Credit Commitments”, “Fixed Rate Spread Tranche A Loans”, “Daily Rate Spread Tranche A Loans”, “Fixed Rate Spread Revolving Loans” or “Daily Rate Spread Revolving Loans”, as the case may be, based upon the Credit Rating as of the relevant date of determination. Each change in the Applicable Percentage resulting from a change in the Leverage Ratio shall be effective with respect to all applicable Commitments, Loans and Letters of Credit outstanding on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(c), respectively, indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change.

For purposes of the foregoing, (x) if the Credit Ratings established or deemed to have been established by Moody’s and S&P shall fall within different Categories, the Applicable Percentage shall be based on the Category in which the higher of the two ratings falls unless the ratings differ by two or more Categories, in which case the Applicable Percentage shall be based on the Category one level below the Category in which the higher rating falls and (y) if the Credit Ratings established or deemed to have been established by S&P or Moody’s shall be changed (other than as a result of a change in the rating system of S&P or Moody’s), such change shall be effective on the earlier of the date on which such change is publicly announced and the date on which Holdings or any of its Subsidiaries receives written notice of such change. Each change in the Applicable Percentage shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

If the rating system of S&P or Moody’s shall change, or if either rating agency shall cease to be in the business of providing issuer or long-term debt ratings, as the case may be, the U.S. Borrower and the Administrative Agent shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Percentage shall be determined by reference to the rating of the other rating agency (or, if the circumstances referred to in this sentence shall affect both such rating agencies, the ratings most recently in effect prior to such changes or cessations).

Notwithstanding the foregoing, until Holdings shall have delivered the financial statements and certificate required by Section 5.04(b) and Section 5.04(c), respectively, for the period ending June 30, 2013, the Leverage Ratio shall be deemed to be in Category 3 for purposes of determining the Applicable Percentage and Investment Grade Status shall be deemed not to exist. In addition, at any time (a) during which Holdings has failed to deliver the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(c), respectively, the Leverage Ratio shall be deemed to be in the next highest Category for purposes of determining the Applicable Percentages and (b) after the occurrence and during the continuance of an Event of Default, the Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Percentages and Investment Grade Status shall be deemed not to exist.

Leverage-based Grid:

Category	Leverage Ratio	Fixed Rate Spread Tranche A Loans	Daily Rate Spread Tranche A Loans	Fixed Rate Spread Revolving Loans	Daily Rate Spread Revolving Loans	Facility Fee Revolving Credit Commitments
Category 1	Greater than 2.50 to 1.00	2.75%	1.75%	2.25%	1.25%	0.50%
Category 2	Greater than 2.00 to 1.00 but less than or equal to 2.50 to 1.00	2.25%	1.25%	1.80%	0.75%	0.45%
Category 3	Greater than 1.50 to 1.00 but less than or equal to 2.00 to 1.00	2.00%	1.00%	1.625%	0.625%	0.375%
Category 4	Greater than 1.00 to 1.00 but less than or equal to 1.50 to 1.00	1.75%	0.75%	1.40%	0.375%	0.35%
Category 5	Equal to or less than 1.00 to 1.00	1.50%	0.50%	1.15%	0.125%	0.35%

Ratings-based Grid:

Category	Credit Rating		Fixed Rate Spread Tranche A Loans	Daily Rate Spread Tranche A Loans	Fixed Rate Spread Revolving Loans	Daily Rate Spread Revolving Loans	Facility Fee Revolving Credit Commitments
	S&P	Moody’s
Category 1	> A-	> A3	0.95%	0%	.85%	0%	0.10%
Category 2	BBB+	Baa1	1.05%	0.05%	.90%	0%	0.15%
Category 3	BBB	Baa2	1.15%	0.15%	.95%	0%	0.20%
Category 4	BBB-	Baa3	1.25%	0.25%	1.00%	0%	0.25%

(c) with respect to any Fixed Rate Tranche B Loan and Daily Rate Tranche B Loan, 2.75% and 1.75% per annum, respectively,

(d) with respect to any Incremental Term Loan or Incremental Revolving Loan, the “Applicable Percentage” set forth in the Incremental Assumption Agreement relating thereto, and

(e) with respect to any Other Term Loan or Other Revolving Loan, the “Applicable Percentage” set forth in the Loan Modification Agreement relating thereto.

“Approved Credit Support” shall mean a reimbursement, indemnity or similar obligation issued by a person (the “Support Provider”) pursuant to which the Support Provider agrees to reimburse, indemnify or hold harmless the U.S. Borrower or any Subsidiary for any Indebtedness, liability, or other obligation of the U.S. Borrower or such Subsidiary, but only to the extent (a) the Support Provider satisfies the criteria set forth in clause (a), (b), (c) or (d) of the definition of the term “Approved Take Out Party” or (b) the obligations of the Support Provider are secured by an irrevocable third-party letter of credit from a financial institution with a senior unsecured non-credit-enhanced long-term debt rating of A- or higher from S&P and A3 or higher from Moody’s.

“Approved Take Out Commitment” shall mean a Take Out Commitment (a) no less than 90% of which is issued by an Approved Take Out Party (with any remaining percentage being provided by TCC or any of its Affiliates, in an aggregate amount for all such Take Out Commitments provided by TCC and its Affiliates not to exceed $10,000,000) and (b) in which the funding obligation of the issuer of such Take Out Commitment is not subject to any material condition other than (i) completion of construction in accordance with all requirements of applicable law and agreed plans and specifications and by a date certain, (ii) issuance of a certificate of occupancy and (iii) in the event the underlying transaction involves a Qualifying Lease, the commencement of payment of rent thereunder by the tenant thereunder. Any Approved Take Out Commitment shall cease to be an Approved Take Out Commitment (x) if the issuer of such Take Out Commitment (other than TCC or any of its Affiliates) at any time no longer meets the definition of “Approved Take Out Party” (provided that the failure of one (but not more than one) such provider of a Take Out Commitment to satisfy the definition of “Approved Take Out Party” shall not result in the disqualification of such Take Out Commitment pursuant to this clause (x) so long as, at the time such Take Out Commitment was initially issued, such provider satisfied the definition of Approved Take Out Party and only failed to meet such definition due to its inability to meet the requirements outlined in (a) or (b) in the definition of “Approved Take Out Party” after the issuance of such Take Out Commitment), (y) to the extent the issuer of such Approved Take Out Commitment fails or refuses to fund under such Approved Take Out Commitment or notifies Holdings or any Subsidiary of its intention to not fund under such Approved Take Out Commitment or (z) at such time as Holdings or any Borrower acquires actual knowledge that the Approved Take Out Commitment will not fund.

“Approved Take Out Party” shall mean a person that issues a Take Out Commitment and that satisfies any of the following criteria: (a) the senior unsecured non-credit-enhanced long-term debt of such person is rated BBB or higher by S&P or Baa2 or higher by Moody’s, (b) such person is an endowment or pension fund (or such Take Out Commitment is guaranteed by an endowment or pension fund) in compliance with ERISA and having net liquid assets and a consolidated net worth (including equity commitments) determined in accordance with GAAP (as reflected in its most recent annual audited financial statements issued within 12 months of the date of determination) of not less than $500,000,000, (c) such person is set forth on Schedule 1.01(c) or (d) such person is otherwise approved by the Administrative Agent after receipt of all information necessary to make such determination.

“Asset Sale” shall mean the sale, transfer or other disposition (by way of merger, casualty, condemnation or otherwise) by the U.S. Borrower or any of the Subsidiaries to any person other than the U.S. Borrower or any Subsidiary Guarantor of any assets of the U.S. Borrower or any of the Subsidiaries (other than (a) inventory, damaged, obsolete or worn out assets and Permitted Investments, in each case disposed of in the ordinary course of business, (b) dispositions between or among Non-Guarantor Subsidiaries, (c) the sale by Melody of assets purchased and/or funded pursuant to a Melody Repo Arrangement, a Melody Mortgage Warehousing Facility, the Melody Loan Arbitrage Facility or Melody Lending Program Securities, (d) the sale by the U.S. Borrower or CBRE, Inc. of assets purchased and/or funded pursuant to the CBRE Loan Arbitrage Facility, (e) the sale by Melody of servicing rights in respect of mortgage portfolios in the ordinary course of its business, (f) the sale of interests or investments in real estate or related assets by an Investment Subsidiary, (g) transfers of Equity Interests contemplated by the definition of the term “Foreign Restructuring Transaction” in connection with the consummation thereof and (h) the issuance or transfer of CBRE Clarion Units to directors, employees or other service providers of CBRE Clarion or its subsidiaries pursuant to any Management Subscription Agreement or under any employee stock option or stock purchase plan or employee benefit plan in existence from time to time); provided that any asset sale or series of related asset sales having a value (net of related assumed liabilities) not in excess of $25,000,000 shall be deemed not to be an “Asset Sale” for purposes of this Agreement.

“Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent, substantially in the form of Exhibit B or such other form as shall be approved by the Administrative Agent.

“Auction” shall mean an auction pursuant to which a Borrower offers to purchase Term Loans pursuant to the Auction Procedures.

“Auction Procedures” shall mean the procedures set forth in Exhibit D.

“Australian Dollars” or “A$” shall mean the lawful currency of Australia.

“Available Cash” shall mean, on any date, the amount of cash and Permitted Investments held by the U.S. Borrower and the Subsidiaries on such date, less the amount thereof that is (a) reflected as “Cash Surrender Value for Insurance Policy for Deferred Compensation Plan” and “Prepaid Pension Costs” on the most recent balance sheet of the U.S. Borrower delivered pursuant to this Agreement or (b) subject to restrictions, directly or indirectly, on its use by the U.S. Borrower or any Subsidiary, as the case may be.

“Available Investment Amount” shall mean an amount equal to the excess of (a) 20% of cumulative Adjusted Consolidated Net Income for each full fiscal quarter of the U.S. Borrower commencing with the fiscal quarter beginning January 1, 2011 (taken as a single accounting period) over (b) the aggregate amount utilized pursuant to Section 6.03(y)(ii) to make investments, loans and advances (net of all returns on capital or principal thereon).

“Available Restricted Payment Amount” shall mean an amount equal to 50% of cumulative Adjusted Consolidated Net Income for each full fiscal quarter of the U.S. Borrower commencing with the fiscal quarter beginning January 1, 2011 (taken as a single accounting period).

“B/A Borrowing” shall mean a Borrowing comprised of one or more Bankers’ Acceptances or, as applicable, B/A Equivalent Loans. For greater certainty, all provisions of this Agreement that are applicable to Bankers’ Acceptances are also applicable, mutatis mutandis, to B/A Equivalent Loans.

“B/A Equivalent Loan” shall have the meaning assigned to such term in Section 2.24(h).

“Bank Bill Rate” shall mean, in relation to an Interest Period for any Loan denominated in Australian Dollars or New Zealand Dollars, the rate determined by the Administrative Agent (or, in the case of any N.Z. Swingline Loan, the N.Z. Swingline Lender) to be the average bid rate displayed at or about 10:30 a.m. (Local Time) on the first day of such Interest Period on the Reuters screen BBSY page (for Australian Dollars) or BKBM page (for New Zealand Dollars), for a term equivalent to such Interest Period. If (a) for any reason there is no rate displayed for a period equivalent to such Interest Period or (b) the basis on which such rate is displayed is changed and in the reasonable opinion of the Administrative Agent (or, in the case of any N.Z. Swingline Loan, the N.Z. Swingline Lender) such rate ceases to reflect the cost to a majority in interest of the Multicurrency Lenders of funding to the same, then the Bank Bill Rate shall be the rate determined by the Administrative Agent (or, in the case of any N.Z. Swingline Loan, the N.Z. Swingline Lender) to be the average of the buying rates quoted to the Administrative Agent (or, in the case of any N.Z. Swingline Loan, the N.Z. Swingline Lender) by three reference banks selected by it at or about that time on that date for bills of exchange that are accepted by an Australian bank or a New Zealand bank, as the case may be, and that have a term equivalent to the Interest Period. If there are no such buying rates the rate shall be the rate reasonably determined by the Administrative Agent (or, in the case of any N.Z. Swingline Loan, the N.Z. Swingline Lender) to be its cost of funds. Rates will be expressed as a yield percent per annum to maturity and rounded up or down, if necessary, to the nearest two decimal places. When used in reference to any Loan or Borrowing, the term “Bank Bill Rate” refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Bank Bill Rate.

“Bankers’ Acceptance” and “B/A” shall mean a non-interest bearing instrument denominated in Canadian dollars, drawn by the Canadian Borrower, and accepted by a Multicurrency Lender in accordance with this Agreement, and shall include a depository note within the meaning of the Depository Bills and Notes Act (Canada) and a bill of exchange within the meaning of the Bills of Exchange Act (Canada).

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower Materials” shall have the meaning assigned to such term in Section 9.01.

“Borrower Repurchase Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and a Borrower, and accepted by the Administrative Agent, substantially in the form of Exhibit C or such other form as shall be approved by the Administrative Agent.

“Borrowers” shall mean, collectively, the U.S. Borrower, the Australian Borrower, the Canadian Borrower, the New Zealand Borrower and the U.K. Borrower and any other wholly owned Subsidiary of the U.S. Borrower that becomes a party hereto as a Borrower pursuant to Section 9.18.

“Borrowing” shall mean (a) Loans of the same Class and Type and in the same currency made, converted or continued on the same date and, in the case of a Fixed Rate Loan, as to which a single Interest Period or Contract Period, as the case may be, is in effect, or (b) a Swingline Loan.

“Borrowing Minimum” shall mean $5,000,000, £2,000,000, €2,000,000, A$1,000,000, NZ$1,000,000 or C$1,000,000, as the case may be.

“Borrowing Multiple” shall mean $1,000,000, £500,000, €500,000, A$250,000, NZ$250,000 or C$250,000, as the case may be.

“Borrowing Request” shall mean a request by a Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit E or such other form as shall be approved by the Administrative Agent.

“Borrowing Subsidiary Agreement” shall mean a Borrowing Subsidiary Agreement substantially in the form of Exhibit F-1.

“Borrowing Subsidiary Termination” shall mean a Borrowing Subsidiary Termination substantially in the form of Exhibit F-2.

“Business Day” shall mean any day other than a Saturday, Sunday or day on which banks in New York City are authorized or required by law to close; provided, however, that when used in connection with a Eurocurrency Loan, the term “Business Day” shall also exclude (a) any day on which banks are not open for dealings in dollar deposits in the London interbank market (if such Eurocurrency Loan is denominated in dollars) and (b) any day that is not a TARGET Day (if such Eurocurrency Loan is denominated in Euro), and, when used in connection with any Calculation Date or determining any date on which any amount is to be paid or made available in an Alternative Currency other than Euro, the term “Business Day” shall also exclude any day on which commercial banks and foreign exchange markets are not open for business in the principal financial center in the country of such Alternative Currency.

“Calculation Date” shall mean (a) the date on which any Multicurrency Loan or U.K. Loan is made, (b) the date of issuance, extension or renewal of any Multicurrency Letter of Credit or U.K. Letter of Credit, (c) the date of conversion or continuation of any Multicurrency Borrowing or U.K. Borrowing pursuant to Section 2.10 or (d) such additional dates as the Administrative Agent shall specify.

“Canadian Dollars” or “C$” shall mean the lawful currency of Canada.

“Canadian Prime Rate” shall mean, on any day, the annual rate of interest equal to the greater of: (a) the annual rate of interest determined from time to time by the Administrative Agent as its prime rate in effect at its principal office in Toronto, Ontario on such day for interest rates on Canadian Dollar-Denominated commercial loans made in Canada; and (b) the annual rate of interest equal to the sum of (i) the CDOR Rate in effect on such day and (ii) 1%. When used in reference to any Loan or Borrowing, “Canadian Prime Rate” refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Canadian Prime Rate.

“Canadian Sublimit” shall mean $10,000,000.

“Capital Expenditures” shall mean, for any period, (a) the additions to property, plant and equipment and other capital expenditures of Holdings and its consolidated Subsidiaries that are set forth as such in a consolidated statement of cash flows of Holdings for such period prepared in accordance with GAAP and (b) Capital Lease Obligations incurred by Holdings and its consolidated Subsidiaries during such period, but excluding in each case (i) any such expenditure made to restore, replace or rebuild property to the condition of such property immediately prior to any damage, loss, destruction or condemnation of such property, to the extent such expenditure is made with insurance proceeds, condemnation awards, damage recovery proceeds or other indemnity payments relating to any such damage, loss, destruction or condemnation within 365 days of receipt of such proceeds, (ii) any such expenditure made at the request of, and for which Holdings or any consolidated Subsidiary receives reimbursement in cash from, a person other than Holdings or any Subsidiary in the ordinary course of business and (iii) expenditures which represent any part of the aggregate consideration paid in connection with any investment or Permitted Acquisition permitted under Section 6.03.

“Capital Lease Obligations” of any person shall mean the obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“CBRE Clarion” shall mean CBRE Clarion Securities LLC, a Delaware limited liability company and an indirect majority owned subsidiary of CBRE Clarion CRA Holdings, Inc.

“CBRE Clarion Units” shall mean the Class A Units and Class B Units of CBRE Clarion.

“CBRE Loan Arbitrage Facility” shall mean a credit facility provided to the U.S. Borrower or CBRE, Inc. by any depository bank in which the U.S. Borrower or CBRE, Inc., as the case may be, makes deposits, so long as (a) the U.S. Borrower or CBRE, Inc., as the case may be, applies all proceeds of loans made under such credit facility to purchase certain highly-rated debt instruments considered to be permitted short-term investments under such credit facility and (b) all such permitted short-term investments purchased by the U.S. Borrower or CBRE, Inc., as the case may be, with the proceeds of loans thereunder (and proceeds thereof and distributions thereon) are pledged to the depository bank providing such credit facility, and such bank has a first priority perfected security interest therein, to secure loans made under such credit facility.

“CDOR Rate” shall mean, for each day in any period, the annual rate of interest that is the rate based on an average rate applicable to Canadian Dollar bankers’ acceptances for a term equal to the term of the relevant Contract Period (or for a term of 30 days for purposes of determining the Canadian Prime Rate) appearing on the Reuters Screen CDOR Page at approximately 10:00 a.m. (Toronto time), on such date, or if such date is not a Business Day, on the immediately preceding Business Day; provided that if such rate does not appear on the Reuters Screen CDOR Page on such date as contemplated, then the CDOR Rate on such date shall be the rate that would be applicable to Canadian Dollar bankers’ acceptances quoted by the Administrative Agent as of 10:00 a.m. (Toronto time) on such date or, if such date is not a Business Day, on the immediately preceding Business Day.

“Change in Control” shall mean any of the following events: (a) any “person” or “group” (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934 as in effect on the date hereof) other than the Permitted Investors becomes, directly or indirectly, the beneficial owner of Equity Interests in Holdings representing more than (i) 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Holdings and (ii) the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Holdings beneficially owned, directly or indirectly, by the Permitted Investors; (b) during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors of Holdings (together with any new directors whose election or nomination for election by the stockholders was approved by a majority of the directors then in office who were either directors at the beginning of such period or whose election was previously so approved) cease for any reason to constitute a majority of the board of directors of Holdings; (c) Holdings shall cease to directly own 100% of the issued and outstanding Equity Interests of the U.S. Borrower or (d) the occurrence of a “Change of Control” (however designated) under and as defined in the definitive documentation governing any Subordinated Indebtedness constituting Material Indebtedness.

“Change in Law” shall mean (a) the adoption of any law, rule or regulation after the date hereof, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date hereof or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.14, by any lending office of such Lender or by such Lender’s or Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date hereof.

“Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Domestic Revolving Loans, Multicurrency Revolving Loans, U.K. Revolving Loans, Domestic Swingline Loans, N.Z. Swingline Loans, Other Revolving Loans, Tranche A Loans, Tranche B Loans, Specified Incremental Term Loans or Other Term Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Domestic Revolving Credit Commitment, Multicurrency Revolving Credit Commitment, U.K. Revolving Credit Commitment, Domestic Swingline Commitment, N.Z. Swingline Commitment, Specified Incremental Term Loan Commitment or Other Revolving Credit Commitment.

“Closing Date” shall mean November 10, 2010.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Co-investment Vehicle” shall mean an entity (other than a Subsidiary) formed for the purpose of investing principally in real estate related assets.

“Collateral” shall mean all the “Collateral” as defined in any Security Document.

“Commitment” shall mean, with respect to any Lender, such Lender’s Domestic Revolving Credit Commitment, Multicurrency Revolving Credit Commitment, U.K. Revolving Credit Commitment, Domestic Swingline Commitment, N.Z. Swingline Commitment, Incremental Revolving Credit Commitment, Incremental Term Loan Commitment, Other Revolving Credit Commitment or Other Term Loan Commitment.

“Common Stock” shall mean the Class A Common Stock of Holdings.

“Communications” shall have the meaning assigned to such term in Section 9.01.

“Confidential Information Memorandum” shall mean the Confidential Information Memorandum of the Borrowers dated March 2013.

“Consolidated EBITDA” shall mean, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) consolidated interest expense for such period (including deferred financing costs), (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) any non-recurring fees, expenses or charges in connection with the consummation and implementation of the Transactions, any Auction or any Loan Modification Offer, (v) any non-recurring fees, expenses or charges related to any Equity Issuance, investment permitted under Section 6.03, Permitted Acquisition or incurrence of Indebtedness, (vi) any restructuring expenses that are directly attributable to identified restructuring initiatives and are factually supportable and certified by a Financial Officer of the U.S. Borrower, (vii) all other non-cash losses, expenses and charges of Holdings and its consolidated subsidiaries (excluding (x) the write-down of current assets and (y) any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenditures in any future period), (viii) all compensation expense to the extent the proceeds of which are substantially concurrently used by the employees receiving such compensation to purchase Common Stock from Holdings pursuant to an employee stock purchase plan of Holdings and its Subsidiaries, (ix) upfront fees or charges arising from any Permitted Receivables Securitization for such period and (x) all non-cash charges of Holdings and its consolidated subsidiaries resulting from the amortization of the value or any mark-to-market valuation of the CBRE Clarion Units, and all cash payments made in connection with the purchase or other acquisition of CBRE Clarion Units, required or permitted by, and on the terms and conditions of, the Management Subscription Agreements, and any other amounts for such period comparable to or in the nature of interest under any Permitted Receivables Securitization, and losses on dispositions of Receivables and related assets in connection with any Permitted Receivables Securitization for such period; and minus (b) without duplication (i) all cash payments made during such period on account of reserves and other noncash charges added to Consolidated Net Income pursuant to clause (a)(vii) above in a previous period, (ii) all non-cash gains of Holdings and its consolidated subsidiaries resulting from any mark-to-market valuation of the CBRE Clarion Units and (iii) to the extent included in determining such Consolidated Net Income, any extraordinary gains for such period, all determined on a consolidated basis in accordance with GAAP. Notwithstanding the foregoing, Consolidated EBITDA for any period of four consecutive fiscal quarters may also be increased by pro forma cost savings that are reasonably expected to result from one or more Permitted Acquisitions or restructurings consummated during such period (or consummated after such period, but for which pro forma effect is to be given in such period), in each case net of actual cost savings included in such Consolidated EBITDA and set forth in a certificate of a Financial Officer of the U.S. Borrower in form and substance reasonably satisfactory to the Administrative Agent; provided that any such cost savings that would not be required or permitted to be included in a pro forma income statement prepared in accordance with Regulation S-X of the Securities Act of 1933, as amended, shall not exceed 15% of the Consolidated EBITDA for such period.

“Consolidated Interest Expense” shall mean, for any period, (a) the sum of (i) the interest expense (including imputed interest expense in respect of Capital Lease Obligations) of Holdings and its consolidated subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, plus (ii) any interest accrued during such period in respect of Indebtedness of Holdings or any of its consolidated subsidiaries that is required to be capitalized rather than included in consolidated interest expense for such period in accordance with GAAP, minus (b) to the extent otherwise included in Consolidated Interest Expense, (i) deferred financing costs, (ii) interest expense associated with any Non-Recourse Indebtedness, (iii) interest capitalized in accordance with GAAP in connection with the construction of real estate investments so long as the applicable consolidated subsidiary has obtained construction loan financing pursuant to which construction loan advances are made in the amount of such interest expense, (iv) interest expense associated with Exempt Construction Loans to the extent such interest expense is either fully supported by net operating income from the underlying real estate investment or is covered by advances under such Exempt Construction Loans, (v) interest expense associated with Melody Permitted Indebtedness, Indebtedness under the CBRE Loan Arbitrage Facility or Excluded Subordinated Indebtedness and (vi) any interest expense in respect of a Permitted Receivables Securitization. For purposes of the foregoing, interest expense shall be determined after giving effect to any net payments made or received by Holdings or any of its consolidated subsidiaries with respect to interest rate Hedging Agreements.

“Consolidated Net Income” shall mean, for any period, the net income or loss of Holdings and its consolidated subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income of any such consolidated subsidiary to the extent that the declaration or payment of dividends or similar distributions by such consolidated subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to such consolidated subsidiary, (b) except as set forth in Section 1.04, the income or loss of any person accrued prior to the date it becomes a consolidated subsidiary of Holdings or is merged into or consolidated with Holdings or any of its consolidated subsidiaries or the date that such person’s assets are acquired by Holdings or any of its consolidated subsidiaries, (c) any reduction for charges made in accordance with Financial Accounting Standard No. 142—Goodwill and Other Intangible Assets, (d) any income or gains associated with or resulting from the purchase of Purchased Loans and (e) any gains or losses attributable to sales of assets out of the ordinary course of business; provided further, that Consolidated Net Income for any period shall be increased (i) by cash received during such period by Holdings or any of its consolidated subsidiaries in respect of commissions receivable (net of related commissions payable to brokers) on transactions that were completed by any acquired business prior to the acquisition of such business and which purchase accounting rules under GAAP would require to be recognized as an intangible asset purchased, (ii) increased, to the extent otherwise deducted in determining Consolidated Net Income for such period, by the amortization of intangibles relating to purchase accounting in connection with any Permitted Acquisition and (iii) increased (or decreased, as the case may be), in connection with the sale of real estate during such period, to eliminate the effect of purchase price allocations to such real estate resulting from the consummation of any Permitted Acquisition.

“Contract Period” shall mean the term of a B/A Loan selected by the Canadian Borrower in accordance with Section 2.24, commencing on the date of such B/A Loan and expiring on a Business Day which shall be either 30 days, 60 days, 90 days or 180 days thereafter, provided that (a) subject to clause (b) below, each such period shall be subject to such extensions or reductions as may be reasonably determined by the Administrative Agent to ensure that each Contract Period shall expire on a Business Day and (b) no Contract Period shall extend beyond the Revolving Credit Maturity Date.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto.

“Credit Event” shall have the meaning assigned to such term in Section 4.01.

“Credit Facilities” shall mean the revolving credit, swingline, letter of credit and term loan facilities provided for by this Agreement.

“Credit Rating” shall mean the issuer ratings assigned to the U.S. Borrower by S&P or the long-term debt ratings assigned to the U.S. Borrower’s long-term debt by Moody’s, as the case may be.

“Current Assets” shall mean, at any time, the consolidated current assets of Holdings and the Subsidiaries at such time, but excluding, without duplication, (a) cash, (b) Permitted Investments and (c) “real estate under development” and “real estate and other assets held for sale” (or line items similar to the foregoing) to the extent reflected as assets on the balance sheet of Holdings.

“Current Liabilities” shall mean, at any time, the consolidated current liabilities of Holdings and the Subsidiaries at such time, but excluding, without duplication, (a) the current portion of any long-term Indebtedness, (b) “notes payable on real estate” and “liabilities related to real estate and other assets held for sale” (or line items similar to the foregoing) to the extent reflected as liabilities on the balance sheet of Holdings and (c) outstanding Revolving Loans, Other Revolving Loans and Swingline Loans.

“D&I Business” shall mean the real estate development and investment activities conducted by TCC and its subsidiaries.

“D&I Subsidiary” shall mean any subsidiary of TCC engaged principally in the D&I Business.

“Daily Rate”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate, the Canadian Prime Rate or the Foreign Base Rate.

“Default” shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default.

“Defaulting Lender” shall mean any Revolving Credit Lender, as determined by the Administrative Agent, that has (a) failed to fund any portion of its Revolving Loans or participations in Swingline Loans or Letters of Credit within three Business Days of the date required to be funded by it hereunder (unless (i) such Revolving Credit Lender and at least one other unaffiliated Revolving Credit Lender shall have notified the Administrative Agent and the U.S. Borrower in writing of their good faith determination that a condition to their obligation to fund Revolving Loans or participations in Swingline Loans or Letters of Credit shall not have been satisfied and (ii) Revolving Credit Lenders representing a majority in interest of the Commitments of the applicable Class shall not have advised the Administrative Agent in writing of their determination that such condition has been satisfied), (b) notified Holdings, any Borrower, the Administrative Agent, any Issuing Bank or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) failed, within three Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Revolving Loans and participations in then outstanding Swingline Loans or Letters of Credit, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good-faith dispute or (e) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has consented to, approved of or acquiesced in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has consented to, approved of or acquiesced in any such proceeding or appointment; provided that (i) if a Lender would be a “Defaulting Lender” solely by reason of events relating to a parent company of such Lender as described in clause (e) above, the Administrative Agent may, in its discretion, determine that such Lender is not a “Defaulting Lender” if and for so long as the Administrative Agent is satisfied that such Lender will continue to perform its funding obligations hereunder, (ii) the Administrative Agent may, by notice to Holdings and the Lenders, declare that a Defaulting Lender is no longer a “Defaulting Lender” if the Administrative Agent determines, in its discretion, that the circumstances that resulted in such Lender becoming a “Defaulting Lender” no longer apply and (iii) a Revolving Credit Lender shall not be a “Defaulting Lender” solely by virtue of the ownership or acquisition of any equity interest in such Revolving Credit Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in enforcement of judgments or writs of attachment on its assets or permit such Revolving Credit Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Revolving Credit Lender.

“Deferred Compensation Plan” shall mean the Deferred Compensation Plan for employees of the U.S. Borrower and the Subsidiaries and any successor plan thereto, the 401(k) Restoration Plan of Insignia and any successor plan thereto and the Trammell Crow Company Deferred Compensation Plan and any successor thereto.

“Delayed Draw Commitment Fees” shall have the meaning assigned to such term in Section 2.05.

“Delayed Draw Funding Date” shall mean the date occurring after the Restatement Date and on or prior to the Delayed Draw Termination Date on which the U.S. Borrower borrows the balance of the Tranche A Loans in accordance with this Agreement.

“Delayed Draw Termination Date” shall mean July 26, 2013.

“Designated Non-Cash Consideration” shall mean the fair market value of non-cash consideration received by Holdings or a Subsidiary in connection with an Asset Sale pursuant to Section 6.04(b)(i) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer of Holdings, setting forth the basis of such valuation (which amount will be reduced by the fair market value of the portion of the non-cash consideration converted to cash within 180 days following the consummation of the applicable Asset Sale).

“Discount Proceeds” shall mean for any B/A (or, as applicable, any B/A Equivalent Loan), an amount (rounded to the nearest whole cent, and with one-half of one cent being rounded up) calculated on the applicable Borrowing date by multiplying:

(a)	the face amount of the B/A (or, as applicable, any B/A Equivalent Loan); by

(b)	the quotient of one divided by the sum of one plus the product of:

(i)	the Discount Rate (expressed as a decimal) applicable to such B/A (or, as applicable, any B/A Equivalent Loan), and

(ii)	a fraction, the numerator of which is the number of days in the Contract Period of the B/A (or, as applicable, any B/A Equivalent Loan) and the denominator of which is 365,

with such quotient being rounded up or down to the fifth decimal place and .000005 being rounded up.

“Discount Rate” shall mean: (a) with respect to any Lender that is a Schedule I Bank, as applicable to a B/A being purchased by such Lender on any day, the CDOR Rate; and (b) with respect to any Lender that is not a Schedule I Bank, as applicable to a B/A being purchased by such Lender on any day, the greater of (i) the CDOR Rate plus 10 basis points (0.10%) and (ii) the percentage discount rate (expressed to two decimal places and rounded upward, if not in an increment of 1/100th of 1%, to the nearest 0.01%) quoted by the Administrative Agent as the percentage discount rate at which the Administrative Agent would, in accordance with its normal market practice, at or about 10:00 a.m. (Toronto time) on such date, be prepared to purchase bankers’ acceptances accepted by the Administrative Agent having a face amount and term comparable to the face amount and term of such B/A.

“Disqualified Stock” shall mean any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, or requires the payment of any cash dividend or any other scheduled payment constituting a return of capital, in each case at any time on or prior to the 180th day following the latest final maturity date for any of the Loans, or (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Equity Interest referred to in clause (a) above, in each case at any time prior to 180th day following the latest final maturity date for any of the Loans; provided, however, that Equity Interests that were not Disqualified Stock when issued shall not become Disqualified Stock solely as a result of the subsequent extension of the final maturity date of any of the Loans pursuant to Section 9.20.

“Dollar Equivalent” shall mean, on any date of determination, with respect to any amount denominated in any currency other than dollars, the equivalent in dollars of such amount, determined by the Administrative Agent pursuant to Section 1.05 using the applicable Exchange Rate with respect to such currency at the time in effect.

“Dollar Loan” shall mean a Loan denominated in dollars.

“dollars” or “$” shall mean lawful money of the United States of America.

“Domestic L/C Disbursement” shall mean a payment or disbursement made by the Issuing Bank pursuant to a Domestic Letter of Credit.

“Domestic L/C Exposure” shall mean, at any time, the sum of (a) the aggregate undrawn and unexpired amount of all outstanding Domestic Letters of Credit at such time and (b) the aggregate principal amount of all Domestic L/C Disbursements that have not yet been reimbursed at such time. The Domestic L/C Exposure of any Domestic Revolving Credit Lender at any time shall equal its Pro Rata Percentage of the aggregate Domestic L/C Exposure at such time.

“Domestic Letter of Credit” shall mean any letter of credit issued (or deemed issued) pursuant to Section 2.23 and designated (or deemed designated) as such.

“Domestic Obligations” shall have the meaning assigned to such term in the Guarantee and Pledge Agreement.

“Domestic Revolving Credit Borrowing” shall mean a Borrowing comprised of Domestic Revolving Loans.

“Domestic Revolving Credit Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Domestic Revolving Loans hereunder as set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Domestic Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09, (b) increased from time to time pursuant to Section 2.25 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.

“Domestic Revolving Credit Exposure” shall mean, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding Domestic Revolving Loans of such Lender, plus the aggregate principal amount at such time of all Domestic Revolving L/C Exposure of such Lender, plus the aggregate principal amount at such time of Domestic Swingline Exposure of such Lender.

“Domestic Revolving Credit Lender” shall mean a Lender with a Domestic Revolving Credit Commitment or outstanding Domestic Revolving Credit Exposure.

“Domestic Revolving Loans” shall mean the revolving loans made by the Domestic Revolving Credit Lenders to the U.S. Borrower pursuant to clause (iii) of Section 2.01.

“Domestic Subsidiaries” shall mean all Subsidiaries incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.

“Domestic Swingline Commitment” shall mean the commitment of the Domestic Swingline Lender to make Domestic Swingline Loans to the U.S. Borrower pursuant to Section 2.22, as the same may be reduced from time to time pursuant to Section 2.09.

“Domestic Swingline Exposure” shall mean at any time the aggregate principal amount at such time of all outstanding Domestic Swingline Loans. The Domestic Swingline Exposure of any Domestic Revolving Credit Lender at any time shall equal its Pro Rata Percentage of the aggregate Domestic Swingline Exposure at such time.

“Domestic Swingline Lender” shall mean Credit Suisse AG, acting through any of its branches or affiliates, in its capacity as lender of Domestic Swingline Loans hereunder.

“Domestic Swingline Loan” shall mean any loan made by the Domestic Swingline Lender to the U.S. Borrower pursuant to Section 2.22.

“ECF Prepayment Amount” shall have the meaning assigned to such term in Section 2.13(d).

“ECF Prepayment Date” shall have the meaning assigned to such term in Section 2.13(d).

“Employee Performance Payments” shall mean payments to employees of Holdings, the U.S. Borrower or any Subsidiary pursuant to the “CBREI UK MAG scheme” or similar plans designed to pay employees amounts reflecting the creation of value or in recognition of other performance thresholds achieved by such employees; provided that the aggregate amount of such payments made after the date hereof shall not exceed $20,000,000.

“Environmental Laws” shall mean all former, current and future Federal, state, local and foreign laws (including common law), treaties, regulations, rules, ordinances, codes, decrees, judgments, directives, orders (including consent orders), and binding agreements in each case, relating to protection of the environment, natural resources, human health and safety (to the extent relating to exposure to Hazardous Materials) or the presence, Release of, or exposure to, Hazardous Materials, or the generation, manufacture, processing, distribution, use, treatment, storage, transport, recycling or handling of, or the arrangement for such activities with respect to, Hazardous Materials.

“Environmental Liability” shall mean all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs (including administrative oversight costs, natural resource damages and remediation costs), whether contingent or otherwise, arising out of or relating to (a) compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” shall mean shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in any person.

“Equity Issuance” shall mean any issuance or sale by Holdings, the U.S. Borrower or any of their respective subsidiaries of any Equity Interests or any obligations convertible into or exchangeable for, or giving any person a right, option or warrant to acquire such Equity Interests or such convertible or exchangeable obligations, as applicable, except in each case for (a) any issuance or sale to any Permitted Investor (other than any such person acting in the capacity of an underwriter or placement agent with regard to such Equity Issuance), Holdings, the U.S. Borrower or any Subsidiary, (b) any issuance of directors’ qualifying shares and (c) sales or issuances of common stock of Holdings or stock fund units in the Deferred Compensation Plan to management, employees or consultants of Holdings, the U.S. Borrower or any Subsidiary under the Deferred Compensation Plan or any employee stock option or stock purchase plan or employee benefit plan in existence from time to time.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with the U.S. Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” shall mean (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) a failure by any Plan to satisfy the minimum funding standard (as defined in Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, in each instance, whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) a determination that any Plan is or, is expected to be, in “at risk” status (as defined in Section 430(i)(4) of the Code or Section 303(i)(4) of ERISA); (e) the incurrence by the U.S. Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan (other than a standard termination pursuant to Section 4041(b) of ERISA) or the withdrawal or partial withdrawal of the U.S. Borrower or any of its ERISA Affiliates from any Plan or Multiemployer Plan; (f) the receipt by the U.S. Borrower or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (g) the receipt by the U.S. Borrower or any of its ERISA Affiliates of any intent to withdraw from a Multiemployer Plan, or the receipt by any Multiemployer Plan from the U.S. Borrower or any of its ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA, or is in “endangered” or “critical” status within the meaning of Section 305 of ERISA; (h) the occurrence of a nonexempt “prohibited transaction” with respect to which the U.S. Borrower or any of the Subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code or Section 406 of ERISA) or a “party of interest” (within the meaning of Section 3(14) of ERISA) or with respect to which the U.S. Borrower or any such Subsidiary could otherwise be liable; (i) any other event or condition with respect to a Plan or Multiemployer Plan that could result in liability of the U.S. Borrower or any Subsidiary; or (j) any Foreign Benefit Event.

“Euro” or “€” shall mean the single currency of the European Union as constituted by the Treaty on European Union as adopted as lawful currency by certain member states under legislation of the European Union for European Monetary Union.

“Eurocurrency”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” shall have the meaning assigned to such term in Article VII.

“Excess Cash Flow” shall mean, for any period of four consecutive quarters ending on June 30 of any year, the excess of (a) the sum, without duplication, of (i) Consolidated EBITDA for such period and (ii) reductions to noncash working capital of Holdings and the Subsidiaries for such period (i.e., the decrease, if any, in Current Assets minus Current Liabilities from the beginning to the end of such period) minus (b) the sum, without duplication, of (i) the amount of any Taxes paid in cash by Holdings and the Subsidiaries with respect to such period, (ii) Consolidated Interest Expense for such period paid in cash, (iii) Capital Expenditures made in cash during such period, except to the extent financed with the proceeds of Indebtedness, equity issuances, casualty proceeds, condemnation proceeds or other proceeds that would not be included in Consolidated EBITDA, (iv) permanent repayments of Indebtedness (other than (x) mandatory prepayments of Loans under Section 2.13 (other than Section 2.13(a) and (e)), (y) Voluntary Prepayments and (z) Purchased Loans) made by Holdings and the Subsidiaries during such period, but only to the extent that such prepayments by their terms cannot be reborrowed or redrawn and (except for the prepayment of Term Loans with the Net Cash Proceeds of Junior Capital) do not occur in connection with a refinancing of all or any portion of such Indebtedness, (v) the amount of net investments (which, for purposes of this definition, shall not be a negative number, regardless of returns of principal or capital) made in cash in accordance with Section 6.03(g), (m), (p) or (r) during such period to the extent not financed with the proceeds of any Indebtedness or equity issuances or other proceeds that would not be included in Consolidated EBITDA, (vi) the amount of Restricted Payments made in cash by Holdings in accordance with Section 6.05(a) during such period, (vii) any non-recurring fees, expenses or charges in connection with the consummation of the Transactions, any Auction, or any Loan Modification Offer, to the extent added back in the determination of Consolidated EBITDA with respect to such period pursuant to clause (iv) of the definition of Consolidated EBITDA, (viii) any other non-recurring fees payable to financial institutions in connection with any issuance of Indebtedness, Equity Issuances or amendments to this Agreement, (ix) any payments in respect of restructuring expenses and the amount of any pro forma cost savings permitted to be added to Consolidated EBITDA with respect to such period pursuant to clause (a)(vi) or the last sentence, respectively, of the definition of Consolidated EBITDA and (x) additions to noncash working capital of Holdings and the Subsidiaries for such period (i.e., the increase, if any, in Current Assets minus Current Liabilities from the beginning to the end of such period).

“Exchange Rate” shall mean, on any day, with respect to any currency other than dollars (for purposes of determining the Dollar Equivalent) or dollars (for purposes of determining the Alternative Currency Equivalent), the rate at which such currency may be exchanged into dollars or the applicable Alternative Currency, as the case may be, as set forth at approximately 11:00 a.m., Local Time, on such date on the applicable Bloomberg Key Cross Currency Rates Page. In the event that any such rate does not appear on any Bloomberg Key Cross Currency Rates Page, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates selected by the Administrative Agent for such purpose, or, at the discretion of the Administrative Agent, such Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about 10:00 a.m., Local Time, on such date for the purchase of dollars or the applicable Alternative

Currency, as the case may be, for delivery two Business Days later; provided that, if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any other reasonable method it deems appropriate to determine such rate, and such determination shall be presumed correct absent manifest error.

“Excluded Subordinated Indebtedness” shall mean Subordinated Indebtedness incurred after the Restatement Date in an aggregate principal amount outstanding at any time not to exceed $350,000,000.

“Excluded Taxes” shall mean, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of a Borrower hereunder, (a) income or franchise Taxes imposed on (or measured by) its net income by (i) any Governmental Authority of the United States of America (or any political subdivision or taxing authority thereof or therein), or the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, or (ii) as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such Tax (or any political subdivision or taxing authority thereof or therein) other than a connection arising solely as a result of entering into any Loan Document; (b) any branch profits Taxes imposed by any Governmental Authority of the United States of America (or any political subdivision or taxing authority thereof or therein) or any similar Tax imposed by any other jurisdiction described in clause (a) above, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by a Borrower under Section 2.21(a)), any withholding Tax that is imposed on amounts payable to such Foreign Lender resulting from any requirement of law in effect at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from such Borrower with respect to such withholding Tax pursuant to Section 2.20(a); (d) any withholding Tax that is attributable to such Lender’s failure to comply with Section 2.20(g) and (e) any U.S. Federal withholding Taxes imposed under FATCA; provided that, notwithstanding any of the other provisions of this definition, in the event that, following an Event of Default, the N.Z. Swingline Lender gives written notice requiring the Multicurrency Revolving Credit Lenders to acquire participations in all or a portion of the outstanding N.Z. Swingline Loans pursuant to Section 2.22(e), any withholding Tax that is imposed on amounts payable to the Multicurrency Revolving Credit Lenders in respect of such N.Z. Swingline Loans after the date of such notice shall not be an Excluded Tax; provided further that, notwithstanding any of the other provisions of this definition, in the event that the Multicurrency Revolving Credit Lenders acquire participations in a Letter of Credit pursuant to Section 2.23(d), any withholding Tax that is imposed on amounts payable by the N.Z. Borrower to the Multicurrency Revolving Credit Lenders in respect of such Letter of Credit after the time such participations are acquired shall not be an Excluded Tax.

“Exempt Construction Loan” shall mean any interim construction loan (or Guarantee thereof) (a) that is subject to or backed by an Approved Take Out Commitment or (b) in which the D&I Subsidiary that is the obligor of such construction loan has entered into a Qualifying Lease of the property securing such Exempt Construction Loan (or Guarantee thereof) and such lease supports a refinancing of the entire interim construction loan amount based upon prevailing permanent loan terms at the time the interim construction loan is closed. Notwithstanding the foregoing, construction loans (and Guarantees thereof) shall cease to be treated as Exempt Construction Loans in the event that any of the following occur: (i) the obligor of such Exempt

Construction Loan is in default beyond any applicable notice and cure periods of any obligations under the credit agreement relating to such Exempt Construction Loan; or (ii) the underlying real property securing such Exempt Construction Loan has not been sold by a date which is no later than 15 months (unless subject to or backed by an Approved Take Out Commitment, in which case no deadline for the sale of such real property shall apply) after completion of construction.

“Existing Credit Agreement” shall have the meaning assigned to such term in the introductory statement to this Agreement.

“Existing Letter of Credit” shall mean each Letter of Credit previously issued or deemed issued under the Existing Credit Agreement that (a) is outstanding on the date hereof and (b) is listed on Schedule 1.01(d).

“Existing Senior Subordinated Notes” shall mean the U.S. Borrower’s 11.625% senior subordinated notes due June 15, 2017.

“Existing Term Loan Refinancing” shall mean the repayment in full, on the Restatement Date, of the Term Loans (as defined in the Existing Credit Agreement).

“Facility Fees” shall have the meaning assigned to such term in Section 2.05(a).

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement, any regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Effective Rate” shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Fees” shall mean the Facility Fees, the Delayed Draw Commitment Fees, the Administrative Agent Fees, the L/C Participation Fees and the Issuing Bank Fees.

“FHA Loans” shall mean commercial or multi-housing mortgage loans originated by Melody (or any other Mortgage Banking Subsidiary) and insured by the Federal Housing Administration or any other governmental entity.

“Financial Officer” of any person shall mean the chief financial officer, principal accounting officer, Treasurer or Controller of such person.

“First Lien Intercreditor Agreement” shall have the meaning assigned to such term in Section 6.02(q).

“Fixed Rate”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate, the Discount Rate or the Bank Bill Rate.

“Foreign Base Rate” shall mean, with respect to any Alternative Currency (other than Canadian Dollars) in any jurisdiction, the rate of interest per annum determined by the Administrative Agent to be the rate of interest (in the absence of a Fixed Rate) charged by it to borrowers of similar quality as the applicable Borrower for short-term loans in such Alternative Currency in such jurisdiction. Notwithstanding anything to the contrary contained herein, Loans may be made or maintained as Foreign Base Rate Loans only to the extent specified in Section 2.08 or 2.15.

“Foreign Benefit Event” shall mean, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Foreign Pension Plan or to appoint a trustee or similar official to administer any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension Plan and (d) the incurrence of any liability in excess of $5,000,000 (or the equivalent thereof in another currency) by Holdings, the U.S. Borrower or any of its Subsidiaries under applicable law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein or (e) the occurrence of any transaction that is prohibited under any applicable law and could reasonably be expected to result in the incurrence of any liability by Holdings, the U.S. Borrower or any of its Subsidiaries, or the imposition on Holdings, the U.S. Borrower or any of its Subsidiaries of any fine, excise tax or penalty resulting from any noncompliance with any applicable law, in each case in excess of $5,000,000 (or the equivalent thereof in another currency).

“Foreign Lender” shall mean, with respect to any Borrower, any Lender that is organized under the laws of a jurisdiction other than that in which such Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Pension Plan” shall mean any plan that under applicable law of any jurisdiction other than the United States of America is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a Governmental Authority.

“Foreign Restructuring Transaction” shall mean the direct or indirect contribution or other transfer by the U.S. Borrower or any of its Subsidiaries of the Equity Interests of one or more Foreign Subsidiaries, or of one or more other persons not organized under the laws of the United States of America, any State thereof or the District of Columbia, in one or more steps (including by way or merger, consolidation, liquidation or dissolution), to a Foreign Subsidiary of the U.S. Borrower.

“Foreign Subsidiary” shall mean any Subsidiary that is not a Domestic Subsidiary.

“GAAP” shall mean United States generally accepted accounting principles applied on a consistent basis.

“Governmental Authority” shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

“Granting Lender” shall have the meaning assigned to such term in Section 9.04(i).

“Guarantee” of or by any person shall mean any obligation, contingent or otherwise, of such person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness or other obligation, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment of such Indebtedness or other obligation or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation; provided, however, that the term “Guarantee” shall not include (i) endorsements for collection or deposit in the ordinary course of business, (ii) customary environmental indemnities and non-recourse carve-out guarantees requested by Lenders in financing transactions secured by real property, (iii) guarantees in respect of Exempt Construction Loans or (iv) completion and budget guarantees.

“Guarantee and Pledge Agreement” shall mean the Guarantee and Pledge Agreement dated as of November 10, 2010, attached hereto as Exhibit G, among the Borrowers, Holdings, the Subsidiary Guarantors and the Collateral Agent for the benefit of the Secured Parties, together with each supplement thereto, as amended by the Amendment and Restatement Agreement.

“Guarantors” shall mean Holdings and the Subsidiary Guarantors.

“Hazardous Materials” shall mean (a) any petroleum products or byproducts and all other petroleum hydrocarbons, coal ash, radon gas, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, chlorofluorocarbons and all other ozone-depleting substances and (b) any chemical, material, substance or waste that is prohibited, limited or regulated by or pursuant to any Environmental Law.

“Hedging Agreement” shall mean any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

“HMRC” shall mean HM Revenue & Customs.

“Immaterial Subsidiary” shall mean (a) each Subsidiary that is formed for the purpose of allowing employees to participate in the economic returns of certain investments or investment programs and does not engage in any other business activities or have any outstanding Indebtedness and (b) each other Subsidiary that has consolidated total assets of less than $5,000,000.

“Incremental Assumption Agreement” shall mean an Incremental Assumption Agreement among, and in form and substance satisfactory to, the applicable Borrowers, the Administrative Agent and one or more Incremental Revolving Credit Lenders or Incremental Term Lenders, as the case may be.

“Incremental Revolving Credit Commitment” shall mean the commitment of any Lender, established pursuant to Section 2.25, to make Incremental Revolving Loans to one or more Borrowers.

“Incremental Revolving Credit Lender” shall mean a Lender with an Incremental Revolving Credit Commitment or an outstanding Revolving Loan of any Class as a result of an Incremental Revolving Credit Commitment.

“Incremental Revolving Loans” shall mean Revolving Loans made by one or more Lenders to one or more Borrowers pursuant to clause (b) of Section 2.01. Incremental Revolving Loans may be made in the form of additional Revolving Loans or, to the extent permitted by Section 2.25 and provided for in the relevant Incremental Assumption Agreement, Specified Incremental Revolving Loans. Unless the context clearly indicates otherwise, the term “Incremental Revolving Loans” shall include Specified Incremental Revolving Loans.

“Incremental Term Lender” shall mean a Lender with an Incremental Term Loan Commitment or an outstanding Term Loan of any Class as a result of an Incremental Term Loan Commitment.

“Incremental Term Loan Commitment” shall mean the commitment of any Lender, established pursuant to Section 2.26, to make Incremental Term Loans to one or more Borrowers.

“Incremental Term Loan Maturity Date” shall mean the final maturity date of any Incremental Term Loan, as set forth in the applicable Incremental Assumption Agreement.

“Incremental Term Loan Repayment Date” shall mean each date on which the principal of any Incremental Term Loan is scheduled to be repaid, as set forth in the applicable Incremental Assumption Agreement.

“Incremental Term Loans” shall mean Term Loans made by one or more Lenders to one or more Borrowers pursuant to clause (b) of Section 2.01. Incremental Term Loans may be made in the form of additional Term Loans or, to the extent permitted by Section 2.26 and provided for in the relevant Incremental Assumption Agreement, Specified Incremental Term Loans. Unless the context clearly indicates otherwise, the term “Incremental Term Loans” shall include Specified Incremental Term Loans.

“Indebtedness” of any person shall mean, without duplication, (a) all obligations of such person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person upon which interest charges are customarily paid, (d) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person, (e) all obligations of such person issued or assumed as the deferred purchase price of property or services (excluding (i) with respect to clause (e), trade accounts payable and accrued obligations incurred in the ordinary course of business and (ii) only with respect to clauses (a) through (e), accrued obligations in respect of the Deferred Compensation Plan), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees by such person of Indebtedness of others (other than Guarantees by an Investment Subsidiary of any Indebtedness of any Co-investment Vehicle; provided that neither such Guarantee nor the related Indebtedness is recourse to Holdings, the U.S. Borrower or any other Subsidiary (other than an Investment Subsidiary)), (h) all Capital Lease Obligations of such person, (i) all obligations of such person as an account party in respect of letters of credit, (j) all obligations of such person in respect of bankers’ acceptances, (k) all obligations of such person pursuant to any Permitted Receivables Securitization to the extent such obligations are reflected as indebtedness on the balance sheet of Holdings and (l) the aggregate liquidation preference of all outstanding Disqualified Stock issued by such person. The Indebtedness of any person shall include all Indebtedness of any partnership, or other entity in which such person is a general partner, or other equity holder with unlimited liability other than (x) Indebtedness which by its terms is expressly non-recourse to such person (subject to customary environmental indemnities or completion or budget guarantees, and subject to customary exclusions from liability by lenders in non-recourse financing transactions secured by real property (including by means of separate indemnification agreements or carve-out guarantees)) and (y) if such person is an Investment Subsidiary, the Indebtedness of a related Co-investment Vehicle. Notwithstanding the foregoing, in connection with the purchase of any business, Indebtedness shall not include post-closing payment adjustments to which the seller may become entitled so long as (i) such payment is to be determined by a final closing balance sheet or depends on the performance of such business after the closing of the purchase, (ii) at the time of closing, the amount of any such payment is not determinable and (iii) to the extent such payment thereafter becomes fixed and determined, the amount is paid within 60 days thereafter.

“Indemnified Taxes” shall mean Taxes other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document.

“Insignia” shall mean Insignia Financial Group, Inc., a Delaware corporation.

“Interest Coverage Ratio” shall mean, for any period, the ratio of (a) Consolidated EBITDA (less the amount, if any, thereof consisting of interest or investment income on the deployment of the proceeds of Melody Permitted Indebtedness or loans under the CBRE Loan Arbitrage Facility) for such period to (b) Consolidated Interest Expense for such period.

“Interest Payment Date” shall mean (a) with respect to any Daily Rate Loan, the last Business Day of each March, June, September and December and (b) with respect to any Eurocurrency Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurocurrency Borrowing with an Interest Period of more than three months’ duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to such Borrowing.

“Interest Period” shall mean, with respect to any Eurocurrency Borrowing or Bank Bill Rate Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter (or (x) with respect to any Eurocurrency Borrowing, 12 months thereafter and (y) with respect to any Bank Bill Rate Borrowing, 9 or 12 months thereafter, in each case if, at the time of the relevant Borrowing, all Lenders participating therein agree to make an interest period of such duration available), as the applicable Borrower may elect; provided, however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Investment Grade Status” shall mean, at any time, that the following Credit Ratings shall be in effect at such time: (1) BBB- or above by S&P and (2) Baa3 or above by Moody’s, in each case with no negative outlook.

“Investment Subsidiary” shall mean (a) any Subsidiary engaged principally in the business of buying and holding real estate related assets in anticipation of selling such assets or transferring such assets, which assets may include securities of companies engaged principally in such business, (b) any Subsidiary engaged principally in the business of investing in and/or managing Co-investment Vehicles and (c) any D&I Subsidiary.

“IRS” means the United States Internal Revenue Service.

“Issuing Bank” shall mean, as the context may require, (a) Credit Suisse AG, in its capacity as the issuer of Letters of Credit hereunder, (b) with respect to each Existing Letter of Credit, the Lender that issued such Existing Letter of Credit and (c) any other Lender that may become an Issuing Bank pursuant to Section 2.23(i) or (k), with respect to Letters of Credit issued by such Lender. The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“Issuing Bank Fees” shall have the meaning assigned to such term in Section 2.05(d).

“Jerseyco” shall mean CBRE Limited Partnership, a Jersey limited partnership and an indirect wholly owned Subsidiary of the U.S. Borrower.

“Junior Capital” shall mean Qualified Capital Stock of Holdings or Subordinated Indebtedness.

“L/C Commitment” shall mean the commitment of the Issuing Bank to issue Letters of Credit pursuant to Section 2.22.

“L/C Disbursement” shall mean a payment or disbursement made by the Issuing Bank pursuant to a Letter of Credit.

“L/C Exposure” shall mean at any time the sum of (a) the Domestic L/C Exposure, (b) the Multicurrency L/C Exposure and (c) the U.K. L/C Exposure.

“L/C Participation Fees” shall mean the fees provided for in Section 2.05(d).

“Lead Arrangers” shall mean Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, HSBC Bank USA, N.A, Wells Fargo Securities, The Bank of Nova Scotia, Barclays Bank PLC and The Royal Bank of Scotland PLC in their respective capacities as joint lead arrangers of the Credit Facilities.

“Lenders” shall mean (a) the persons listed on Schedule 2.01 (other than any such person that has ceased to be a party hereto pursuant to an Assignment and Acceptance) and (b) any person that has become a party hereto pursuant to an Assignment and Acceptance, an Incremental Assumption Agreement or a N.Z. Swingline Lender Designation Agreement. Unless the context clearly indicates otherwise, the term “Lenders” shall include each Swingline Lender.

“Letter of Credit” shall mean (a) any letter of credit issued pursuant to Section 2.23 and (b) any Existing Letter of Credit. A Letter of Credit shall be a “Domestic Letter of Credit” if an Existing Letter of Credit and listed on Schedule 1.01(d) as a Domestic Letter of Credit or if issued or deemed issued under the Domestic Revolving Credit Commitments, a “Multicurrency Letter of Credit” if an Existing Letter of Credit and listed on Schedule 1.01(d) as a Multicurrency Letter of Credit or issued or deemed issued under the Multicurrency Revolving Credit Commitments or a “U.K. Letter of Credit” if issued or deemed issued under the U.K. Revolving Credit Commitments.

“Leverage Ratio” shall mean, on any date, the ratio of Total Debt less Available Cash on such date to Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date.

“LIBO Rate” shall mean, with respect to any Eurocurrency Borrowing for any Interest Period, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m., London time, on the date that is two Business Days prior to or, with respect to Eurocurrency Borrowings denominated in Pounds, at approximately 11:00 a.m. (London time) on the same day as, the commencement of such Interest Period by reference to the British Bankers’ Association Interest Settlement Rates for deposits in dollars, Pounds or Euro, as applicable (as set forth by the Bloomberg Information Service or any successor thereto or any other service selected by the Administrative Agent which has been nominated by the British Bankers’ Association as an authorized information vendor for the purpose of displaying such rates), for a period equal to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “LIBO Rate” shall be the interest rate per annum determined by the Administrative Agent to be the average of the rates per annum at which deposits in dollars, Pounds or Euro, as applicable, are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to or, with respect to Eurocurrency Borrowings denominated in Pounds, at approximately 11:00 a.m. (London time) on the same day as, the beginning of such Interest Period.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset. For the avoidance of doubt, the grant by any person of a license to use intellectual property owned by, licensed to or developed by such person and such licensing activity shall not constitute a grant by such person of a Lien on such intellectual property.

“Loan Documents” shall mean this Agreement, the Letters of Credit, the Security Documents, each Incremental Assumption Agreement, each Loan Modification Agreement, the First Lien Intercreditor Agreement (if applicable) and the Second Lien Intercreditor Agreement (if applicable).

“Loan Modification Agreement” shall mean a Loan Modification Agreement in form and substance reasonably satisfactory to the Administrative Agent and the U.S. Borrower, among the U.S. Borrower, the other Loan Parties and one or more Accepting Lenders.

“Loan Modification Offer” shall have the meaning assigned to such term in Section 9.20(a).

“Loan Parties” shall mean the Borrowers and the Guarantors.

“Loans” shall mean the Revolving Loans, the Term Loans and the Swingline Loans. Unless the context clearly indicates otherwise, the term “Loans” shall include any Incremental Revolving Loans, Incremental Term Loans, Other Revolving Loans and Other Term Loans.

“Local Time” shall mean, in relation to any Borrowing by (a) the U.S. Borrower, New York time, (b) the Canadian Borrower, Toronto time, (c) the U.K. Borrower, London time, (d) the Australian Borrower, Melbourne time, and (e) the New Zealand Borrower, Auckland time.

“Luxco” shall mean CBRE Global Holdings SARL, an indirect wholly owned Subsidiary of the U.S. Borrower.

“Management Subscription Agreements” shall mean (a) each Management Subscription Agreement among CBRE Clarion, the executives party thereto and the other parties thereto and (b) contracts, agreements or other consensual arrangements between Holdings, CBRE Clarion or any of their respective Affiliates and directors or employees of CBRE Clarion or its subsidiaries, pursuant to which the parties thereto may be permitted or required, on terms substantially similar to the terms of the agreements described in clause (a) above, to purchase or otherwise acquire CBRE Clarion Units.

“Margin Stock” shall have the meaning assigned to such term in Regulation U.

“Material Adverse Effect” shall mean a materially adverse effect on (a) the business, assets, operations or financial condition of the U.S. Borrower and the Subsidiaries, taken as a whole, (b) the ability of the U.S. Borrower or any other Loan Party to perform any of its obligations under any Loan Document to which it is or will be a party or (c) the rights of or benefits available to the Lenders under any Loan Document.

“Material Indebtedness” shall mean Indebtedness (other than the Loans, Letters of Credit and Non-Recourse Indebtedness), or obligations in respect of one or more Hedging Agreements, of any one or more of Holdings, the U.S. Borrower and the Subsidiaries in an aggregate principal amount exceeding $50,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of Holdings, the U.S. Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that Holdings, the U.S. Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

“Melody” shall mean, collectively, (a) CBRE Capital Markets, Inc., a Texas corporation (formerly known as CBRE Melody & Company) and (b) CBRE Capital Markets of Texas, L.P., a limited partnership under the laws of the State of Texas.

“Melody Lending Program Securities” shall mean mortgage-backed securities or bonds issued by Melody or any other Mortgage Banking Subsidiary supported by FHA Loans and Guaranteed by the Government National Mortgage Association or any other quasi-federal governmental agency or enterprise or government-sponsored entity, the proceeds of which securities or bonds are applied by Melody or any other Mortgage Banking Subsidiary to refinance Indebtedness under a Melody Mortgage Warehousing Facility.

“Melody Loan Arbitrage Facility” shall mean a credit facility provided to Melody by any depository bank in which a Melody entity makes deposits, so long as (a) such Melody entity applies all proceeds of loans made under such credit facility to purchase certain highly-rated debt instruments considered to be permitted short-term investments under such credit facility and (b) all such permitted short-term investments purchased by such Melody entity with the proceeds of loans thereunder (and proceeds thereof and distributions thereon) are pledged to the depository bank providing such credit facility, and such bank has a first priority perfected security interest therein, to secure loans made under such credit facility.

“Melody Loan Securitization Funds” shall mean one or more special purpose investment funds formed by Melody solely for the purpose of originating, securitizing and selling investment tranches of commercial real estate loans.

“Melody Mortgage Warehousing Facility” shall mean (a) a credit facility provided by any bank or other financial institution extended to Melody or any other Mortgage Banking Subsidiary in connection with any Mortgage Banking Activities, pursuant to which such lender makes loans to Melody or any other Mortgage Banking Subsidiary, the proceeds of which loans are applied by Melody (or any other Mortgage Banking Subsidiary) to fund commercial mortgage loans originated and owned by Melody (or any other Mortgage Banking Subsidiary) subject to a commitment (subject to customary exceptions) to purchase such mortgage loans or mortgage-backed securities in respect thereof by (a) the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association or any other quasi-federal governmental agency or enterprise or government-sponsored entity or its seller servicer or (b) any other commercial conduit lender, in each case so long as (i) loans made by such lender to Melody (or any other Mortgage Banking Subsidiary) thereunder are secured by a pledge of commercial mortgage loans made by Melody (or any other Mortgage Banking Subsidiary) with the proceeds of such loans, and such lender has a perfected first priority security interest therein, to secure loans made under such credit facility and (ii) in the case of loans to be sold to a commercial conduit lender, the related Indebtedness of the Mortgage Banking Subsidiary does not exceed a term of 120 days or a loan to value of 80% and (b) any other credit facility provided by any bank or other financial institution extended to Melody or any other Mortgage Banking Subsidiary pursuant to which such lender makes loans to Melody or any other Mortgage Banking Subsidiary, the proceeds of which loans are applied by Melody (or any other Mortgage Banking Subsidiary) to fund FHA Loans, so long as such loans to Melody (or any other Mortgage Banking Subsidiary) are repaid by Melody (or any other Mortgage Banking Subsidiary) to such lender with the proceeds of the sale or issuance of Melody Lending Program Securities.

“Melody Permitted Indebtedness” shall mean Indebtedness of Melody under the Melody Loan Arbitrage Facility, a Melody Mortgage Warehousing Facility, the Melody Working Capital Facility, the Melody Repo Arrangement and Melody Lending Program Securities, and Indebtedness of any Mortgage Banking Subsidiary under a Melody Mortgage Warehousing Facility that is, in all cases, non-recourse to the U.S. Borrower or any of the other Subsidiaries.

“Melody Repo Arrangement” shall mean an arrangement whereby mortgage loans originated by Melody are funded by a third party lender or financial institution (a “Melody Repo Party”) pursuant to an agreement whereby the Melody Repo Party funds and purchases from Melody such mortgage loans upon origination and sells such loans to Melody prior to Melody’s sale of such loans to the Federal Home Loan Mortgage Corporation or another counterparty.

“Melody Working Capital Facility” shall mean a credit facility provided by a financial institution to Melody, so long as (a) the proceeds of loans thereunder are applied only to provide working capital to Melody, (b) loans under such credit facility are unsecured and (c) the aggregate principal amount of loans outstanding under such credit facility at no time exceeds $1,000,000.

“Moody’s” shall mean Moody’s Investors Service, Inc., or any successor to the ratings agency business thereof.

“Mortgage Banking Activities” shall mean (a) the origination of mortgage loans in respect of commercial and multi-family residential real property, and the sale or assignment of such mortgage loans and the related mortgages to another person (other than the U.S. Borrower or any Subsidiary) within 120 days after the origination thereof (or thereafter, so long as the purchaser thereof is a quasi-federal governmental agency or enterprise or government-sponsored entity that shall have confirmed in writing its obligation to purchase such loans prior to such 120th day), provided, however, that in each case prior to origination of any mortgage loan, the U.S. Borrower or a Mortgage Banking Subsidiary, as the case may be, shall have entered into a legally binding and enforceable agreement with respect to such mortgage loan with a person that purchases such loans in the ordinary course of business, (b) the origination of FHA Loans and (c) servicing activities related to the activities described in clauses (a) and (b) above.

“Mortgage Banking Subsidiary” shall mean Melody and its subsidiaries that are engaged in Mortgage Banking Activities.

“Multicurrency L/C Disbursement” shall mean a payment or disbursement made by the Issuing Bank pursuant to a Multicurrency Letter of Credit.

“Multicurrency L/C Exposure” shall mean, at any time, the sum of (a) the aggregate undrawn and unexpired amount of all outstanding Multicurrency Letters of Credit at such time denominated in Dollars, plus the Dollar Equivalent of the aggregate undrawn and unexpired amount of all outstanding Multicurrency Letters of Credit at such time denominated in Alternative Currencies and (b) the aggregate principal amount of all Multicurrency L/C Disbursements denominated in dollars that have not yet been reimbursed at such time, plus the Dollar Equivalent of the aggregate principal amount of all Multicurrency L/C Disbursements denominated in Alternative Currencies that have not been reimbursed at such time. The Multicurrency L/C Exposure of any Multicurrency Revolving Credit Lender at any time shall equal its Pro Rata Percentage of the aggregate Multicurrency L/C Exposure at such time.

“Multicurrency Letter of Credit” shall mean any letter of credit issued (or deemed issued) pursuant to Section 2.23 and designated (or deemed designated) as such.

“Multicurrency Revolving Credit Borrowing” shall mean a Borrowing comprised of Multicurrency Revolving Loans.

“Multicurrency Revolving Credit Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Multicurrency Revolving Loans hereunder as set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Multicurrency Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09, (b) increased from time to time pursuant to Section 2.25 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.

“Multicurrency Revolving Credit Exposure” shall mean, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding Multicurrency Revolving

Loans of such Lender denominated in dollars, plus the Dollar Equivalent of the aggregate principal amount at such time of all outstanding Multicurrency Revolving Loans of such Lender denominated in Alternative Currencies, plus the aggregate amount at such time of such Lender’s Multicurrency L/C Exposure, plus the aggregate amount at such time of such Lender’s N.Z. Swingline Exposure.

“Multicurrency Revolving Credit Lender” shall mean a Lender with a Multicurrency Revolving Credit Commitment or outstanding Multicurrency Revolving Credit Exposure.

“Multicurrency Revolving Loans” shall mean the revolving loans made by the Multicurrency Revolving Credit Lenders to the Borrowers pursuant to clause (iv) of Section 2.01.

“Multiemployer Plan” shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Cash Proceeds” shall mean (a) with respect to any Asset Sale (other than the sale of Receivables pursuant to a Receivables Securitization Transaction), the cash proceeds (including cash proceeds subsequently received (as and when received) in respect of noncash consideration initially received), net of (i) selling expenses (including reasonable broker’s fees or commissions, warranty reserves relating to condominium sales, legal fees, transfer and similar Taxes and the U.S. Borrower’s good faith estimate of Taxes paid or reasonably estimated to be payable in connection with such sale), (ii) amounts provided as a reserve, in accordance with GAAP, against any liabilities under any indemnification obligations or purchase price adjustment associated with such Asset Sale (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds) and (iii) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness for borrowed money which is secured by the asset sold in such Asset Sale and which is required to be repaid with such proceeds (other than any such Indebtedness assumed by the purchaser of such asset); provided, however, that, if (x) the U.S. Borrower shall deliver a certificate of a Financial Officer to the Administrative Agent at the time of receipt thereof setting forth the U.S. Borrower’s intent to reinvest such proceeds in assets of a kind then used or usable in the business of the U.S. Borrower and its Subsidiaries or in the Equity Interests of a person engaged in the same or related business as that of the U.S. Borrower or any Subsidiary within 365 days of receipt of such proceeds and (y) no Default or Event of Default shall have occurred and shall be continuing at the time of such certificate or at the proposed time of the application of such proceeds, such proceeds shall not constitute Net Cash Proceeds except to the extent not so used or contractually committed to be used at the end of such 365-day period, at which time such proceeds shall be deemed to be Net Cash Proceeds; and (b) with respect to any incurrence or disposition of Indebtedness or any Equity Issuance, the cash proceeds thereof, net of all Taxes and customary fees, commissions, costs and other expenses incurred in connection therewith.

“New Zealand Dollars” or “NZ$” shall mean lawful currency of New Zealand.

“Non-Guarantor Subsidiary” shall mean any subsidiary of Holdings that is not a Loan Party.

“Non-Recourse Indebtedness” shall mean Indebtedness of, or Guarantees by, an Investment Subsidiary; provided that (a) such Indebtedness is incurred solely in relation to the permitted investment or real estate development activities of such Investment Subsidiary and (b) such Indebtedness is not Guaranteed by, or otherwise recourse to, Holdings, the U.S. Borrower or any Subsidiary other than an Investment Subsidiary (subject to customary environmental indemnities or completion or budget guarantees, and subject to customary exclusions from liability by lenders in non-recourse financing transactions secured by real property (including by means of separate indemnification agreements or carve-out guarantees)); provided further that, if any such Indebtedness is partially Guaranteed by or otherwise recourse to Holdings, the U.S. Borrower or any Subsidiary other than an Investment Subsidiary, the portion of such Indebtedness not so Guaranteed or recourse shall be “Non-Recourse Indebtedness” hereunder.

“N.Z. Swingline Closing Date” shall have the meaning assigned to such term in a N.Z. Swingline Lender Designation Agreement.

“N.Z. Swingline Commitment” shall mean the commitment of the N.Z. Swingline Lender to make N.Z. Swingline Loans to the New Zealand Borrower pursuant to Section 2.22, as the same may be reduced from time to time pursuant to Section 2.09.

“N.Z. Swingline Exposure” shall mean at any time the aggregate principal amount at such time of all outstanding N.Z. Swingline Loans. The N.Z. Swingline Exposure of any Multicurrency Revolving Credit Lender at any time shall equal its Pro Rata Percentage of the aggregate N.Z. Swingline Exposure at such time.

“N.Z. Swingline Lender” shall mean any Lender or any of its Affiliates that may become a N.Z. Swingline Lender pursuant to Section 2.22(f).

“N.Z. Swingline Lender Designation Agreement” shall mean (a) the N.Z. Swingline Lender Designation Agreement dated as of November 25, 2010 among the U.S. Borrower, the New Zealand Borrower and The Hongkong and Shanghai Banking Corporation Limited, New Zealand Branch, as N.Z. Swingline Lender and (b) any N.Z. Swingline Lender Designation Agreement among, and in a form and substance satisfactory to, the New Zealand Borrower, the U.S. Borrower and the Administrative Agent.

“N.Z. Swingline Loan” shall mean any loan made by the N.Z. Swingline Lender to the New Zealand Borrower pursuant to Section 2.22.

“Obligations” shall have the meaning assigned to such term in the Guarantee and Pledge Agreement.

“Other Revolving Credit Borrowing” shall mean a Borrowing comprised of Other Revolving Loans.

“Other Revolving Credit Commitments” shall mean one or more Classes of revolving credit commitments that result from a modification of the Revolving Credit Commitments pursuant to a Loan Modification Offer.

“Other Revolving Loans” shall mean the revolving loans made pursuant to an Other Revolving Credit Commitment.

“Other Taxes” shall mean any and all present or future stamp or documentary Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

“Other Term Borrowing” shall mean a Borrowing comprised of Other Term Loans.

“Other Term Loan Maturity Date” shall mean the final maturity date of any Other Term Loan, as set forth in the applicable Loan Modification Agreement.

“Other Term Loan Repayment Date” shall mean each date on which the principal of any Other Term Loan is scheduled to be repaid, as set forth in the applicable Loan Modification Agreement.

“Other Term Loans” shall mean one or more Classes of term loans that result from a Permitted Amendment effected pursuant to a Loan Modification Offer.

“Other Tranche A Loans” shall have the meaning assigned to such term in Section 2.26(b).

“Other Tranche B Loans” shall have the meaning assigned to such term in Section 2.26(b).

“Participant Register” shall have the meaning assigned to such term in Section 9.04(g).

“PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Performance Bond” shall mean any letter of credit, bond, or similar security device securing (a) the obligation of the U.S. Borrower or any Subsidiary to complete construction of improvements to real property or (b) the obligations of the U.S. Borrower or any Subsidiary under the terms of a client contract.

“Permitted Acquisition” shall have the meaning assigned to such term in Section 6.03(g).

“Permitted Amendments” shall have the meaning assigned to such term in Section 9.20(c).

“Permitted Co-investment” shall mean (a) any investment by the U.S. Borrower or any Subsidiary in, loans or advances by the U.S. Borrower or any Subsidiary to, or any Guarantee by the U.S. Borrower or any Subsidiary of the Indebtedness of, a Co-investment Vehicle or separate account or investment program managed, operated or sponsored by an Investment Subsidiary, or loans or advances to employees of the U.S. Borrower or any Subsidiary to finance such employees’ co-investments (which loans or advances are secured by such employees’ co-investment interest); provided, however, that if the aggregate commitments of all investors in a Co-investment Vehicle or separate account or investment program is (i) $50,000,000 or less, (x) the total of such investments, loans and advances shall not be greater than 10% of the aggregate commitment of such Co-investment Vehicle or separate account or investment program and (y) such Guarantee shall not be greater than 10% of the aggregate committed Indebtedness of such Co-investment Vehicle or separate account or investment program and (ii) greater than $50,000,000, (x) the total of such investments, loans and advances shall not be greater than 6% of the aggregate commitment of such Co-investment Vehicle or separate account or investment program and (y) such Guarantee shall not be greater than 6% of the aggregate committed Indebtedness of such Co-investment Vehicle or separate account or investment program, (b) any Guarantee of Indebtedness of a Co-investment Vehicle managed, operated or sponsored by an Investment Subsidiary; provided that the other investors in such Co-investment Vehicle provide

Approved Credit Support for their pro rata share of such Guarantee and (c) any investment in which an Approved Take Out Party provides an Approved Take Out Commitment in respect of such investment (it being understood that any particular investment or Guarantee may be allocated to one or more categories specified in clauses (a), (b) and (c) above).

“Permitted Investments” shall mean:

(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

(b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a rating of at least A-2 from S&P or P-2 from Moody’s;

(c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, the Administrative Agent or any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000;

(d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria of clause (c) above;

(e) investments in “money market funds” within the meaning of Rule 2a-7 of the Investment Company Act of 1940, as amended, substantially all of whose assets are invested in investments of the type described in clauses (a) through (d) above; and

(f) other short-term investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management in investments of a type analogous to the foregoing.

“Permitted Investors” shall mean (a) the Sponsors and any other person who is an Affiliate of any of the foregoing and (b) any member of senior management of the U.S. Borrower on the date hereof.

“Permitted Receivables Securitization” shall have the meaning assigned to such term in Section 6.04(b)(iii).

“person” shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, Governmental Authority or other entity.

“Plan” shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA sponsored, maintained or contributed to by the U.S. Borrower or any ERISA Affiliate.

“Platform” shall have the meaning assigned to such term in Section 9.01.

“Pounds” or “£” shall mean lawful currency for the time being of the United Kingdom.

“Prime Rate” shall mean the rate of interest per annum determined from time to time by Credit Suisse AG as its prime rate in effect at its principal office in New York City and notified to the U.S. Borrower.

“Pro Forma Basis” shall mean, with respect to compliance with any test or covenant hereunder, in connection with or after the occurrence of any Permitted Acquisition or Significant Asset Sale, compliance with such covenant or test after giving effect to any such proposed Permitted Acquisition or Significant Asset Sale (including pro forma adjustments determined, except as otherwise permitted by the last sentence of the definition of Consolidated EBITDA, on a basis consistent with Article 11 of Regulation S-X of the Securities Act of 1933, as amended, and as interpreted by the staff of the Securities and Exchange Commission using, for purposes of determining such compliance, the historical financial statements of all entities or assets so acquired or to be acquired or sold or to be sold and the consolidated financial statements of the U.S. Borrower and the Subsidiaries which shall be reformulated as if such Permitted Acquisition or Significant Asset Sale, and any other Permitted Acquisitions or Significant Asset Sales that have been consummated during or after the end of the relevant period, and any Indebtedness or other liabilities incurred or repaid in connection with any such Permitted Acquisitions or Significant Asset Sale or otherwise after the end of the relevant period had been consummated or incurred or repaid, as the case may be, at the beginning of such period and assuming that any such Indebtedness so incurred bears interest during any portion of the applicable measurement period prior to the relevant acquisition at the weighted average of the interest rates applicable to outstanding Loans during such period).

“Pro Forma Compliance” shall mean, at any date of determination, that Holdings shall be in pro forma compliance with the covenants set forth in Sections 6.08 and 6.09 as of the last day of the most recent fiscal quarter-end (computed on the basis of (a) balance sheet amounts as of the most recently completed fiscal quarter and (b) income statement amounts for the most recently completed period of four consecutive fiscal quarters, in each case, for which financial statements shall have been delivered to the Administrative Agent and calculated on a Pro Forma Basis).

“Pro Rata Percentage” of any Domestic Revolving Credit Lender, Multicurrency Revolving Credit Lender or U.K. Revolving Credit Lender at any time shall mean the percentage of the Total Domestic Revolving Credit Commitment, Total Multicurrency Revolving Credit Commitments or Total U.K. Revolving Credit Commitment, respectively, represented by such Lender’s Domestic Revolving Credit Commitment, Multicurrency Revolving Credit Commitment or U.K. Revolving Credit Commitment, respectively; provided that in the case of Section 2.17(i) only, when a Defaulting Lender under a Class of Revolving Credit Commitments shall exist, the “Pro Rata Percentage” of any Revolving Credit Lender under such Class shall mean the percentage of the Total Domestic Revolving Credit Commitment, Total Multicurrency Revolving Credit Commitment or Total U.K. Revolving Credit Commitment, as the case may be (in each case disregarding any Defaulting Lender’s Revolving Credit Commitment of such Class) represented by such Lender’s Domestic Revolving Credit Commitment, Multicurrency Revolving Credit Commitment or U.K. Revolving Credit Commitment, as the case may be. In the event that the Domestic Revolving Credit Commitments, Multicurrency Revolving Credit Commitments or U.K. Revolving Credit Commitments shall have expired or been terminated, the Pro Rata Percentages shall be determined on the basis of the Domestic Revolving Credit Commitments, Multicurrency Revolving Credit Commitments or U.K. Revolving Credit Commitments, as the case may be, most recently in effect.

“Public Lender” shall have the meaning assigned to such term in Section 9.01.

“Purchase” shall mean the purchase of a Purchased Loan by a Borrower (a) pursuant to an Auction or (b) in the open market; provided that, in the case of this clause (b), (i) no Default or Event of Default shall have occurred and be continuing and (ii) the aggregate principal amount of all Purchased Loans so purchased after the Restatement Date shall not exceed $40,000,000.

“Purchased Loan” shall mean each Term Loan purchased by a Borrower pursuant to an Auction or in the open market, which Purchased Loan shall automatically be retired and not outstanding for any purposes of this Agreement or the other Loan Documents.

“Qualified Capital Stock” of any person shall mean any Equity Interest of such person that is not Disqualified Stock.

“Qualifying Lease” shall mean a lease agreement entered into by a D&I Subsidiary, as lessor, to lease the real property owned by such D&I Subsidiary upon completion of construction thereof to the extent that (a) the senior unsecured non-credit-enhanced long-term debt of the tenant or the guarantor of the tenant’s obligations under such lease is rated BBB- or higher by S&P or Baa3 or higher by Moody’s, (b) the obligation of such tenant to accept possession of such real property and begin paying rent under such lease is not subject to any material condition other than (i) completion of construction in accordance with all requirements of applicable law and approved plans and specifications and on or before a date certain and (ii) issuance of a certificate of occupancy, (c) such lease has a non-cancelable primary term of 10 years or more and (d) such tenant has not failed or refused to perform under such lease agreement or notified TCC or the applicable D&I Subsidiary of its intention to not perform under such lease agreement (provided that the failure of one (but not more than one) tenant under a Qualifying Lease to meet the ratings criteria set forth in clause (a) above shall not result in the disqualification of such lease as a Qualifying Lease so long as, at the time such lease was entered into, such ratings criteria were satisfied, and such tenant only fails to satisfy such ratings criteria due to subsequent rating downgrades).

“Receivables” shall mean a right to receive payment arising from a sale or lease of goods or the performance of services by a person pursuant to an arrangement with another person by which such other person is obligated to pay for goods or services under terms that permit the purchase of such goods and services on credit, and all proceeds thereof and rights (contractual or other) and collateral related thereto, and shall include, in any event, any items of property that would be classified as accounts receivable on the balance sheet of Holdings or any of the Subsidiaries prepared in accordance with GAAP or an “account”, “chattel paper”, an “instrument”, a “general intangible” or a “payment intangible” under the Uniform Commercial Code as in effect in the State of New York and any “supporting obligations” or “proceeds” (as so defined) of any such items.

“Receivables Securitization” shall mean, with respect to the U.S. Borrower and/or any of the Subsidiaries, any transaction or series of transactions of securitizations involving Receivables pursuant to which the U.S. Borrower or any Subsidiary may sell, convey or otherwise transfer to a Securitization Subsidiary (or, in the case of a Foreign Subsidiary, may factor), and may grant a corresponding security interest in, any Receivables (whether now existing or arising in the future) of the U.S. Borrower or any Subsidiary, and any assets related thereto including collateral securing such Receivables, contracts and all Guarantees or other obligations in respect of such Receivables, the proceeds of such Receivables and other assets which are customarily transferred, or in respect of which security interests are customarily granted, in connection with securitizations involving Receivables.

“Receivables Securitization Amount” shall mean, with respect to any Receivables Securitization, the amount of obligations outstanding under the legal documents entered into as part of such Receivables Securitization on any date of determination that would be characterized as principal if such Receivables Securitization were structured as a secured lending transaction rather than as a purchase.

“Register” shall have the meaning assigned to such term in Section 9.04(d).

“Regulation T” shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Related Fund” shall mean, with respect to any Lender, any other person that (a) invests in bank loans and (b) is advised or managed by the same investment advisor as such Lender, by an Affiliate of such investment advisor or by such Lender.

“Related Parties” shall mean, with respect to any specified person, such person’s Affiliates and the respective directors, trustees, officers, employees, agents and advisors of such person and such person’s Affiliates.

“Release” shall mean any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the indoor or outdoor environment or within or upon any building or fixture.

“Repayment Date” shall mean a Tranche A Repayment Date, a Tranche B Repayment Date, an Incremental Term Loan Repayment Date or an Other Term Loan Repayment Date.

“Required Lenders” shall mean, at any time, Lenders having Loans (excluding Swingline Loans), L/C Exposure, Swingline Exposure, unused Revolving Credit Commitments and Term Loan Commitments (if any) representing at least a majority of the sum of all Loans outstanding (excluding Swingline Loans), L/C Exposure, Swingline Exposure, unused Revolving Credit Commitments and Term Loan Commitments (if any) at such time; provided that the Loans, L/C Exposure, Swingline Exposure, unused Revolving Credit Commitments and Term Loan Commitments (if any) of any Defaulting Lender shall be disregarded (in both the numerator and the denominator) in the determination of the Required Lenders at any time.

“Responsible Officer” of any person shall mean any executive officer or Financial Officer of such person and any other officer or similar official thereof responsible for the administration of the obligations of such person in respect of this Agreement.

“Restatement Date” shall mean March 28, 2013.

“Restricted Payment” shall mean (a) any dividend or other distribution (whether in cash, securities or other property other than Qualified Capital Stock) with respect to any Equity Interests in Holdings, the U.S. Borrower or any Subsidiary, or any payment (whether in cash, securities or other property other than Qualified Capital Stock), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Equity Interests in Holdings, the U.S. Borrower or any Subsidiary or any option, warrant or other right to acquire any such Equity Interests in Holdings, the U.S. Borrower or any Subsidiary and (b) the consideration payable by or on behalf of a Borrower in connection with a Purchase; provided, however, that neither Employee Performance Payments nor the payment to employees of Holdings, the U.S. Borrower or any Subsidiary of “co-investment return” or “carried interest” or any distribution of an equity interest in respect thereof, or any other incentive distributions from Investment Subsidiaries or distributions contemplated by the definition of the term “Foreign Restructuring Transaction” in connection with the consummation thereof or distributions described on Schedule 6.03(a) shall be deemed to be Restricted Payments.

“Revolving Credit Borrowing” shall mean a Domestic Revolving Credit Borrowing, a Multicurrency Revolving Credit Borrowing or a U.K. Revolving Credit Borrowing.

“Revolving Credit Commitment” shall mean a Domestic Revolving Credit Commitment, a Multicurrency Revolving Credit Commitment or a U.K. Revolving Credit Commitment.

“Revolving Credit Exposure” shall mean, with respect to any Lender at any time, the sum of such Lender’s Domestic Revolving Credit Exposure, Multicurrency Revolving Credit Exposure and U.K. Revolving Credit Exposure.

“Revolving Credit Lender” shall mean a Domestic Revolving Credit Lender, a Multicurrency Revolving Credit Lender or a U.K. Revolving Credit Lender.

“Revolving Credit Maturity Date” shall mean March 28, 2018.

“Revolving Loans” shall mean the Domestic Revolving Loans, the Multicurrency Revolving Loans and the U.K. Revolving Loans. Unless the context clearly indicates otherwise, the term “Revolving Loans” shall include any Incremental Revolving Loans and Other Revolving Loans.

“S&P” shall mean Standard & Poor’s Ratings Service or any successor to the ratings agency business thereof.

“Schedule I Bank” shall mean a bank that is a Canadian chartered bank listed on Schedule I under the Bank Act (Canada).

“SEC” shall mean the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of its functions.

“Second Lien Intercreditor Agreement” shall have the meaning assigned to such term in Section 6.02(q).

“Secured Parties” shall have the meaning assigned to such term in the Guarantee and Pledge Agreement.

“Securitization Subsidiary” shall mean any Subsidiary formed solely for the purpose of engaging, and that engages only, in one or more Permitted Receivables Securitizations, all the Equity Interests of which shall be pledged to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to the Guarantee and Pledge Agreement.

“Security Documents” shall mean the Guarantee and Pledge Agreement and each of the security agreements and other instruments and documents executed and delivered pursuant thereto or pursuant to Section 5.09.

“Senior Notes” shall mean the U.S. Borrower’s 5.00% senior notes due 2023.

“Senior Secured Debt” shall mean, at any time, the Total Debt that is secured by a Lien.

“Senior Secured Leverage Ratio” shall mean, on any date, the ratio of Senior Secured Debt less Available Cash on such date to Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date.

“Significant Asset Sale” shall mean the sale, transfer, lease or other disposition (whether in one transaction or a series of related transactions, but in each case only if the aggregate fair market value of the assets so sold exceeds 5% of Total Assets at the time of such sale, transfer, lease or other disposition) by Holdings, the U.S. Borrower or any Subsidiary to any person other than Holdings, the U.S. Borrower or any Subsidiary of all or substantially all of the assets of, or a majority of the Equity Interests in, a person, or a division or line of business or business unit of a person.

“Significant Domestic Subsidiary” shall mean each Domestic Subsidiary (a) that has consolidated total assets of more than $15,000,000 and (b) of which securities or other ownership interests representing more than 80% of the equity or more than 80% of the ordinary voting power or more than 80% of the general partnership interests are, at the time any determination is being made, owned, Controlled or held, directly or indirectly, by the U.S. Borrower.

“SPC” shall have the meaning assigned to such term in Section 9.04(i).

“Specified Incremental Revolving Credit Commitments” shall have the meaning assigned to such term in Section 2.25(a).

“Specified Incremental Revolving Loans” shall have the meaning assigned to such term in Section 2.25(a).

“Specified Incremental Term Loan Commitments” shall have the meaning assigned to such term in Section 2.26(a).

“Specified Incremental Term Loans” shall have the meaning assigned to such term in Section 2.26(a).

“Specified Subsidiary” shall mean (a) CBRE Multifamily Capital, Inc., (b) CBRE HMF, Inc., (c) any other entity formed or acquired, directly or indirectly, by Melody or by a Borrower for the primary purpose of engaging in Mortgage Banking Activities and (d) CBRE Capital Advisors, Inc.

“Sponsors” shall mean Blum Strategic Partners, L.P. and Freeman Spogli & Co. Incorporated.

“Statutory Reserves” shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority, domestic or foreign, to which the Administrative Agent or any Lender (including any branch, Affiliate, or other fronting office making or holding a Loan) is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board). Eurocurrency Loans shall be deemed to constitute Eurocurrency Liabilities (as defined in Regulation D of the Board) and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subordinated Indebtedness” shall mean unsecured Indebtedness of Holdings or the U.S. Borrower, which may be Guaranteed on a subordinated basis by Holdings, the U.S. Borrower or one or more Subsidiary Guarantors, that (a) is expressly subordinated to the prior payment in full in cash of the Obligations, on terms and conditions reasonably satisfactory to the Administrative Agent, (b) contains no financial “maintenance” covenants and (c) matures on or after the 180th day following the latest final maturity date for any of the Loans and has no scheduled amortization, payments of principal, sinking fund payments or similar scheduled payments (other than regularly scheduled payments of interest) prior to the 180th day following the latest final maturity date for any of the Loans; provided, however, that Indebtedness that was Subordinated Indebtedness when issued shall not cease to be Subordinated Indebtedness solely as a result of the subsequent extension of the final maturity date of any of the Loans pursuant to Section 9.20.

“subsidiary” shall mean, with respect to any person (herein referred to as the “parent”), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests (other than the general partnership interests or similar interests owned, Controlled or held by the U.S. Borrower or any Subsidiary in any Co-investment Vehicle) are, at the time any determination is being made, owned, Controlled or held or (b) that is, at the time any determination is being made, otherwise consolidated in the financial statements of the parent in accordance with GAAP.

“Subsidiary” shall mean any subsidiary of Holdings; provided, however, that no Melody Loan Securitization Fund shall be deemed to be a Subsidiary for purposes of this Agreement or the other Loan Documents.

“Subsidiary Guarantor” shall mean each Domestic Subsidiary listed on Schedule 1.01(a) and each other Subsidiary that is or becomes a party to the Guarantee and Pledge Agreement.

“Swingline Commitments” shall mean the Domestic Swingline Commitment and the N.Z. Swingline Commitment.

“Swingline Exposure” shall mean at any time the sum of (a) the Domestic Swingline Exposure and (b) the N.Z. Swingline Exposure.

“Swingline Lender” shall mean, as the context may require, the Domestic Swingline Lender and/or the N.Z. Swingline Lender.

“Swingline Loans” shall mean the Domestic Swingline Loans and the N.Z. Swingline Loans.

“Synthetic Purchase Agreement” shall mean any swap, derivative or other agreement or combination of agreements pursuant to which Holdings, the U.S. Borrower or any Subsidiary is or may become obligated to make (a) any payment in connection with a purchase by any third party from a person other than Holdings, the U.S. Borrower or any Subsidiary of any Equity Interest or (b) any payment (other than on account of a permitted purchase by it of any Equity Interest) the amount of which is determined by reference to the price or value at any time of any Equity Interest; provided that no phantom stock or similar plan providing for payments only to current or former directors, officers, employees or consultants of Holdings, the U.S. Borrower or the Subsidiaries (or to their heirs or estates) shall be deemed to be a Synthetic Purchase Agreement.

“Take Out Commitment” shall mean a written obligation of a person either (a) to purchase real property and the improvements thereon for an amount sufficient to repay the interim construction loan used to acquire and construct such real property and improvements or (b) to provide debt and/or equity financing the proceeds of which are to be used to repay the interim construction loan used to acquire and construct real property and improvements thereon.

“Taxes” shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges, liabilities or withholdings imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“TCC” shall mean Trammell Crow Company.

“Term Borrowing” shall mean a Borrowing comprised of Tranche A Loans, Tranche B Loans, Incremental Term Loans or Other Term Loans.

“Term Lender” shall mean a Lender with an outstanding Term Loan.

“Term Loan Commitments” shall mean the Tranche A Commitments and the Tranche B Commitments. Unless the context clearly indicates otherwise, the term “Term Loan Commitments” shall include any Incremental Term Loan Commitments.

“Term Loans” shall mean the Tranche A Loans and the Tranche B Loans. Unless the context clearly indicates otherwise, the term “Term Loans” shall include any Incremental Term Loans and Other Term Loans.

“Total Assets” shall mean, at any date of determination, the total consolidated assets of the U.S. Borrower and its consolidated Subsidiaries at such date determined on a consolidated basis in accordance with GAAP, but excluding the consolidated assets of any Subsidiary with Non-Recourse Indebtedness.

“Total Debt” shall mean, at any time, the total Indebtedness of Holdings and its consolidated subsidiaries at such time, determined on a consolidated basis in accordance with GAAP, excluding (a) Melody Permitted Indebtedness, (b) Non-Recourse Indebtedness, (c) Indebtedness of the type described in clause (i) of the definition of such term (and any

Guarantee of such Indebtedness) and Indebtedness under Performance Bonds, in each case, except to the extent of any unreimbursed drawings thereunder, (d) Exempt Construction Loans of any D&I Subsidiary, (e) the amount of any Indebtedness supported by Approved Credit Support, (f) Indebtedness under the CBRE Loan Arbitrage Facility, and (g) any Permitted Receivables Securitization; provided that, at the election of the Borrower, Excluded Subordinated Indebtedness may also be excluded so long as the proceeds of such Excluded Subordinated Indebtedness are used to prepay Senior Secured Debt.

“Total Domestic Revolving Credit Commitment” shall mean, at any time, the aggregate amount of the Domestic Revolving Credit Commitments, as in effect at such time. The Total Domestic Revolving Credit Commitment in effect on the Restatement Date is $900,000,000.

“Total Multicurrency Revolving Credit Commitment” shall mean, at any time, the aggregate amount of the Multicurrency Revolving Credit Commitments, as in effect at such time. The Total Multicurrency Revolving Credit Commitment in effect on the Restatement Date is $150,000,000.

“Total U.K. Revolving Credit Commitment” shall mean, at any time, the aggregate amount of the U.K. Revolving Credit Commitments, as in effect at such time. The Total U.K. Revolving Credit Commitment in effect on the Restatement Date is $150,000,000.

“Tranche A Borrowing” shall mean a Borrowing comprised of Tranche A Loans.

“Tranche A Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Tranche A Loans hereunder as set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Tranche A Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09, (b) increased from time to time pursuant to Section 2.26 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.

“Tranche A Lender” shall mean a Lender with a Tranche A Commitment or an outstanding Tranche A Loan.

“Tranche A Loans” shall mean the term loans made by the Lenders to the U.S. Borrower pursuant to clause (a)(i) of Section 2.01 of this Agreement. Unless the context clearly indicates otherwise, the term “Tranche A Loans” shall include any Incremental Term Loans that are designated as such in the applicable Incremental Assumption Agreement and that are made on terms identical to the Tranche A Loans.

“Tranche A Maturity Date” shall mean March 28, 2018.

“Tranche A Repayment Date” shall have the meaning assigned to such term in Section 2.11(a)(i).

“Tranche B Borrowing” shall mean a Borrowing comprised of Tranche B Loans.

“Tranche B Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Tranche B Loans hereunder as set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Tranche B Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09, (b) increased from time to time pursuant to Section 2.26 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.

“Tranche B Lender” shall mean a Lender with a Tranche B Commitment or an outstanding Tranche B Loan.

“Tranche B Loans” shall mean the term loans made by the Lenders to the U.S. Borrower pursuant to clause (a)(ii) of Section 2.01 of this Agreement. Unless the context clearly indicates otherwise, the term “Tranche B Loans” shall include any Incremental Term Loans that are designated as such in the applicable Incremental Assumption Agreement and that are made on terms identical to the Tranche B Loans.

“Tranche B Maturity Date” shall mean March 28, 2021.

“Tranche B Repayment Date” shall have the meaning assigned to such term in Section 2.11(a)(iii).

“Transactions” shall mean, collectively, (a) the execution, delivery and performance of the Amendment and Restatement Agreement and the making of the Borrowings hereunder, (b) the Existing Term Loan Refinancing, (c) the issuance of the Senior Notes and (d) the payment of all fees and expenses to be paid on or prior to the Restatement Date and owing in connection with the foregoing.

“Type”, when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term “Rate” shall include the Adjusted LIBO Rate, the Alternate Base Rate, the Bank Bill Rate, the Canadian Prime Rate, the U.S. Base Rate, the Foreign Base Rate and the Discount Rate applicable to Bankers’ Acceptances and B/A Equivalent Loans.

“U.K. Borrowing Entity” shall mean the U.K. Borrower or any Borrower that is incorporated or otherwise organized under the laws of the United Kingdom or any political subdivision thereof.

“U.K. L/C Disbursement” shall mean a payment or disbursement made by the Issuing Bank pursuant to a U.K. Letter of Credit.

“U.K. L/C Exposure” shall mean, at any time, the sum of (a) the aggregate undrawn and unexpired amount of all outstanding U.K. Letters of Credit at such time denominated in dollars, plus the Dollar Equivalent of the aggregate undrawn and unexpired amount of all outstanding U.K. Letters of Credit at such time denominated in Alternative Currencies and (b) the aggregate principal amount of all U.K. L/C Disbursements denominated in dollars that have not yet been reimbursed at such time, plus the Dollar Equivalent of the aggregate principal amount of all U.K. L/C Disbursements denominated in Alternative Currencies that have not been reimbursed at such time. The U.K. L/C Exposure of any U.K. Revolving Credit Lender at any time shall equal its Pro Rata Percentage of the aggregate U.K. L/C Exposure at such time.

“U.K. Letter of Credit” shall mean any letter of credit issued (or deemed issued) pursuant to Section 2.23 and designated (or deemed designated) as such.

“U.K. Revolving Credit Borrowing” shall mean a Borrowing comprised of U.K. Revolving Loans.

“U.K. Revolving Credit Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make U.K. Revolving Loans hereunder as set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its U.K. Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09, (b) increased from time to time pursuant to Section 2.25 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.

“U.K. Revolving Credit Exposure” shall mean, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding U.K. Revolving Loans of such Lender denominated in dollars, plus the Dollar Equivalent of the aggregate principal amount at such time of all outstanding U.K. Revolving Loans of such Lender denominated in Alternative Currencies, plus the aggregate amount at such time of such Lender’s U.K. L/C Exposure.

“U.K. Revolving Credit Lender” shall mean a Lender with a U.K. Revolving Credit Commitment or outstanding U.K. Revolving Credit Exposure.

“U.K. Revolving Loans” shall mean the revolving loans made by the Lenders to the U.S. Borrower or the U.K. Borrower pursuant to clause (v) of Section 2.01.

“USA PATRIOT Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law on October 26, 2001)).

“U.S. Base Rate” shall mean, for any day, a rate per annum equal to the greater of (a) the rate of interest per annum determined from time to time by the Administrative Agent as its base rate in effect at its principal office in Toronto, Ontario for determining interest rates on U.S. dollar-denominated commercial loans made in Canada and (b) the Federal Funds Effective Rate in effect on such day plus  1/2 of 1%.

“U.S. Person” shall mean any person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” shall have the meaning assigned to such term in Section 2.20(g)(ii)(B)(iii).

“Voluntary Prepayment” shall mean a prepayment of principal of Term Loans pursuant to Section 2.12 in any period of four consecutive quarters ending on June 30 of any year (other than any such prepayment made with the proceeds of Indebtedness, equity issuances, casualty proceeds, condemnation proceeds or other proceeds that would not be included in Consolidated EBITDA) to the extent that such prepayment reduces the scheduled installments of principal due in respect of Term Loans as set forth in Section 2.11(a) or (b), as the case may be, in any subsequent period.

“wholly owned Subsidiary” of any person shall mean a subsidiary of such person of which securities (except for directors’ qualifying shares) or other ownership interests representing 100% of the Equity Interests are, at the time any determination is being made, owned, controlled or held by such person or one or more wholly owned Subsidiaries of such person or by such person and one or more wholly owned Subsidiaries of such person; provided that, if required by applicable law, ownership of up to 2% of the shares of a Foreign Subsidiary by a third party will not cause such subsidiary to cease to be a “wholly owned Subsidiary”.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

SECTION 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”; and the words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context clearly indicates otherwise. Except as otherwise expressly provided herein, (a) any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time and (b) all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that (i) if the U.S. Borrower notifies the Administrative Agent that the U.S. Borrower wishes to amend any covenant in Article VI or any related definition to eliminate the effect of any change in GAAP occurring after the date of this Agreement on the operation of such covenant (or if the Administrative Agent notifies the U.S. Borrower that the Required Lenders wish to amend Article VI or any related definition for such purpose), then the U.S. Borrower’s compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the U.S. Borrower and the Required Lenders and (ii) whenever in this Agreement it is necessary to determine whether a lease is a capital lease or an operating lease, such determination shall be made on the basis of GAAP as in effect on the date hereof.

SECTION 1.03. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Domestic Revolving Loan”) or by Type (e.g., a “Eurocurrency Loan”) or by Class and Type (e.g., a “Domestic Eurocurrency Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Domestic Revolving Credit Borrowing”) or by Type (e.g., a “Eurocurrency Borrowing”) or by Class and Type (e.g., a “Domestic Eurocurrency Revolving Credit Borrowing”).

SECTION 1.04. Pro Forma Calculations. With respect to any period during which any Permitted Acquisition or Significant Asset Sale occurs as permitted pursuant to the terms hereof, for purposes of (a) calculating the Interest Coverage Ratio under Section 6.08 or the Leverage Ratio under Section 6.09 at the end of any fiscal quarter, (b) determining whether any proposed incurrence of Incremental Revolving Credit Commitments or Incremental Term Loan Commitments pursuant to Section 2.25 or Section 2.26, respectively, is permitted, (c) determining whether any issuance of Additional Secured Indebtedness is permitted under Section 6.02(q), any proposed Permitted Acquisition is permitted under Section 6.03(g), any proposed investment in a joint venture is permitted under Section 6.03(y), or any proposed Restricted Payment is permitted under Section 6.05(b), or (d) for the purpose of determining Pro Forma Compliance, the Interest

Coverage Ratio, the Leverage Ratio and the Senior Secured Leverage Ratio, as applicable, shall be calculated on a Pro Forma Basis, in the case of clause (a) above, for the four fiscal quarter period ending on such date and, in all other cases, for the four fiscal quarter period most recently ended on or prior to the date of such calculation.

SECTION 1.05. Exchange Rate Calculations. On each Calculation Date, the Administrative Agent shall (a) determine the Exchange Rate as of such Calculation Date and (b) give notice thereof to the Borrowers and to any Lender that shall have requested a copy of such notice (it being understood that a Lender shall not have the right to independently request a determination of the Exchange Rate). The Exchange Rate so determined shall become effective on such Calculation Date and shall remain effective until the next succeeding Calculation Date, and shall for all purposes of this Agreement (other than any other provision expressly requiring the use of a current Exchange Rate) be the Exchange Rate employed in converting amounts between dollars and Alternative Currencies.

ARTICLE II

The Credits

SECTION 2.01. Commitments. (a) On the terms and subject to the conditions set forth herein and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, each Lender agrees severally and not jointly to make (i) Tranche A Loans to the U.S. Borrower, in dollars, on the Restatement Date and on the Delayed Draw Funding Date, in an aggregate principal amount for all such Tranche A Loans not to exceed its Tranche A Commitment, (ii) Tranche B Loans to the U.S. Borrower, in dollars, on the Restatement Date, in an aggregate principal amount not to exceed its Tranche B Commitment, (iii) Domestic Revolving Loans to the U.S. Borrower, in dollars, at any time and from time to time on or after the Restatement Date and prior to the earlier of the Revolving Credit Maturity Date and the termination of the Domestic Revolving Credit Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Lender’s Domestic Revolving Credit Exposure exceeding such Lender’s Domestic Revolving Credit Commitment, (iv) Multicurrency Revolving Loans to the U.S. Borrower in dollars, Canadian Dollars or Australian Dollars, the Canadian Borrower in dollars or Canadian Dollars, or the Australian Borrower in Australian Dollars, at any time and from time to time on or after the Restatement Date and prior to the earlier of the Revolving Credit Maturity Date and the termination of the Multicurrency Revolving Credit Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in (x) such Lender’s Multicurrency Revolving Credit Exposure exceeding such Lender’s Multicurrency Revolving Credit Commitment or (y) the Aggregate Multicurrency Revolving Credit Exposure attributable to Loans to, and Letters of Credit issued for the account of, (A) the U.S. Borrower in Australian Dollars, the Australian Borrower and the New Zealand Borrower exceeding the ANZ Sublimit or (B) the U.S. Borrower in Canadian Dollars and the Canadian Borrower exceeding the Canadian Sublimit and (v) U.K. Revolving Loans to the U.S. Borrower in dollars, Pounds or Euros or the U.K. Borrower in Pounds or Euro, at any time and from time to time on or after the Restatement Date and prior to the earlier of the Revolving Credit Maturity Date and the termination of the U.K. Revolving Credit Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Lender’s U.K. Revolving Credit Exposure exceeding such Lender’s U.K. Revolving Credit Commitment. Within the limits set forth in the first sentence of this

Section 2.01 and subject to the terms, conditions and limitations set forth herein, the Borrowers may borrow, pay or prepay and reborrow Revolving Loans. Amounts paid or prepaid in respect of Term Loans may not be reborrowed.

(b) Each Lender having an Incremental Revolving Credit Commitment or an Incremental Term Loan Commitment, severally and not jointly, hereby agrees, on the terms and subject to the conditions set forth herein and in the applicable Incremental Assumption Agreement and in reliance on the representations and warranties set forth herein and in the other Loan Documents, to make Incremental Revolving Loans or Incremental Term Loans, as applicable, to the Borrowers, in an aggregate principal amount not to exceed its Incremental Revolving Credit Commitment or Incremental Term Loan Commitment, as applicable. Amounts paid or prepaid in respect of Incremental Term Loans may not be reborrowed.

SECTION 2.02. Loans. (a) Each Loan (other than Swingline Loans) shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective applicable Commitments; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Except for Loans deemed made pursuant to Section 2.02(f), the Loans comprising any Borrowing shall be in an aggregate principal amount that is (i) an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum (except with respect to any Borrowing of Incremental Revolving Loans, Incremental Term Loans, Other Revolving Loans or Other Term Loans, to the extent otherwise provided in the related Incremental Assumption Agreement or Loan Modification Agreement, as applicable, or (ii) equal to the remaining available balance of the applicable Commitments.

(b) Subject to Sections 2.08 and 2.15, each Borrowing shall be comprised entirely of Daily Rate Loans or Fixed Rate Loans as the applicable Borrower may request pursuant to Section 2.03. Each Lender may at its option make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Borrowers shall not be entitled to request any Borrowing that, if made, would result in (i) more than (x) ten Fixed Rate Borrowings of Domestic Revolving Loans, (y) ten Fixed Rate Borrowings of Tranche A Loans or (z) ten Fixed Rate Borrowings of Tranche B Loans being outstanding hereunder at any time or (ii) more than five Fixed Rate Borrowings of any other Class being outstanding hereunder at any time. For purposes of the foregoing, Borrowings having different Interest Periods or Contract Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

(c) Except with respect to Loans deemed made pursuant to Section 2.02(f), each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to such account as the Administrative Agent may designate not later than 4:00 p.m., Local Time, and the Administrative Agent shall promptly credit the amounts so received to an account in the name of the applicable Borrower, designated by such Borrower in the applicable Borrowing Request, or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders.

(d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (c) above and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender and the applicable Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of such Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender for the first three days, a rate determined by the Administrative Agent to represent its cost of overnight or short-term funds for the applicable currency and for each day thereafter, the higher of such rate and the applicable Daily Rate (which determination shall be conclusive absent manifest error). If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender’s Loan as part of such Borrowing for purposes of this Agreement.

(e) Notwithstanding any other provision of this Agreement, no Borrower shall be entitled to request any Revolving Credit Borrowing if the Interest Period or Contract Period, as the case may be, requested with respect thereto would end after the Revolving Credit Maturity Date.

(f) If the Issuing Bank shall not have received from the applicable Borrower the payment required to be made by Section 2.23(e) within the time specified in such Section, the Issuing Bank will promptly notify the Administrative Agent of the L/C Disbursement and the Administrative Agent will promptly notify each applicable Revolving Credit Lender of such L/C Disbursement and its Pro Rata Percentage thereof. Each Domestic Revolving Credit Lender (in respect of a Domestic L/C Disbursement), Multicurrency Revolving Credit Lender (in respect of a Multicurrency L/C Disbursement) and U.K. Revolving Credit Lender (in respect of a U.K. L/C Disbursement) shall pay by wire transfer of immediately available funds to the Administrative Agent not later than 2:00 p.m., Local Time, on such date (or, if such Revolving Credit Lender shall have received such notice later than 12:00 (noon), Local Time, on any day, not later than 10:00 a.m., Local Time, on the immediately following Business Day), an amount equal to such Revolving Credit Lender’s Pro Rata Percentage of such L/C Disbursement (it being understood that such amount shall be deemed to constitute an ABR Revolving Loan (if denominated in dollars or Canadian Dollars) or a Fixed Rate Loan with a one-month Interest Period or Contract Period, as the case may be (if denominated in any other Alternative Currency), of such Revolving Credit Lender and such payment shall be deemed to have reduced the applicable L/C Exposure), and the Administrative Agent will promptly pay to the Issuing Bank the amounts so received by it from such Revolving Credit Lenders. The Administrative Agent will promptly pay to the Issuing Bank any amount received by it from a Borrower pursuant to Section 2.23(e) prior to the time that any Revolving Credit Lender makes any payment pursuant to this paragraph (f); any such amounts received by the Administrative Agent thereafter will be promptly remitted by the Administrative Agent to the Revolving Credit Lenders that shall have made such payments and to the Issuing Bank, as their interests may appear. If any Revolving Credit Lender shall not have made its applicable Pro Rata Percentage of such L/C Disbursement available to the Administrative Agent as provided above, such Revolving Credit Lender and the applicable Borrower severally agree to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with this paragraph to but excluding the date such amount is paid, to the Administrative Agent for the account of the Issuing Bank at (i) in the case of such Borrower, a rate per annum equal to the interest rate applicable to Revolving Loans pursuant to Section 2.06(a) and (ii) in the case of such Revolving Credit Lender, for the first such day, a rate determined by the Issuing Bank to represent its cost of overnight or short-term funds for the applicable currency, and for each day thereafter, the higher of such rate and the Alternate Base Rate or the Foreign Base Rate, as the case may be.

SECTION 2.03. Borrowing Procedure. In order to request a Borrowing (other than a Swingline Loan or a deemed Borrowing pursuant to Section 2.02(f), as to which this Section 2.03 shall not apply), the applicable Borrower shall hand deliver or fax to the Administrative Agent a duly completed Borrowing Request (a) in the case of a Fixed Rate Borrowing, not later than 1:00 p.m., Local Time, three Business Days before a proposed Borrowing, and (b) in the case of a Daily Rate Borrowing, not later than 12:00 noon, Local Time, on the Business Day of a proposed Borrowing. Each Borrowing Request shall be irrevocable, shall be signed by or on behalf of the applicable Borrower and shall specify the following information: (i) the currency and Class of such Borrowing and whether such Borrowing is to be a Fixed Rate Borrowing or a Daily Rate Borrowing; (ii) the date of such Borrowing (which shall be a Business Day); (iii) the number and location of the account to which funds are to be disbursed (which shall be an account that complies with the requirements of Section 2.02(c)); (iv) the amount of such Borrowing; and (v) if such Borrowing is to be a Fixed Rate Borrowing, the Interest Period or Contract Period with respect thereto; provided, however, that, notwithstanding any contrary specification in any Borrowing Request, (x) each requested Borrowing shall comply with the requirements set forth in Section 2.02 and (y) except as expressly provided in Section 2.08 or 2.15, no Borrower may request a Daily Rate Borrowing that is a Foreign Base Rate Borrowing. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be a Daily Rate Borrowing if denominated in dollars or Canadian Dollars, and a Fixed Rate Borrowing with a one-month Interest Period or Contract Period otherwise. If no election as to the Class of any Revolving Credit Borrowing by the U.S. Borrower is received, then, to the extent of the available Domestic Revolving Credit Commitments, such Borrowing shall be a Domestic Revolving Credit Borrowing. If no Interest Period or Contract Period with respect to any Fixed Rate Borrowing is specified in any such notice, then the applicable Borrower shall be deemed to have selected an Interest Period or Contract Period of one month’s duration. The Administrative Agent shall promptly advise the applicable Lenders of any notice given pursuant to this Section 2.03 (and the contents thereof), and of each Lender’s portion of the requested Borrowing.

SECTION 2.04. Evidence of Debt; Repayment of Loans. (a) The U.S. Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the principal amount of each Term Loan of such Lender as provided in Section 2.11. Each Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender on the Revolving Credit Maturity Date the then unpaid principal amount of each Revolving Loan of such Lender made to such Borrower. The U.S. Borrower hereby promises to pay to the Domestic Swingline Lender the then unpaid principal amount of each Domestic Swingline Loan on the Revolving Credit Maturity Date. The New Zealand Borrower hereby promises to pay to the N.Z. Swingline Lender the then unpaid principal amount of each N.Z. Swingline Loan on the Revolving Credit Maturity Date.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

(c) The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period or Contract Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from any Borrower or any Guarantor and each Lender’s share thereof.

(d) The entries made in the accounts maintained pursuant to paragraphs (b) and (c) above shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of any Borrower to repay the Loans in accordance with their terms.

(e) Any Lender may request that Loans made by it hereunder be evidenced by a promissory note. In such event, each applicable Borrower shall execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns and in a form and substance reasonably acceptable to the Administrative Agent and such Borrower. Notwithstanding any other provision of this Agreement, in the event any Lender shall request and receive such a promissory note, the interests represented by such note shall at all times (including after any assignment of all or part of such interests pursuant to Section 9.04) be represented by one or more promissory notes payable to the payee named therein or its registered assigns.

SECTION 2.05. Fees. (a) The U.S. Borrower agrees to pay to each Domestic Revolving Credit Lender, through the Administrative Agent, on the last Business Day of March, June, September and December in each year and on each date on which the Domestic Revolving Credit Commitment of such Lender shall expire or be terminated as provided herein, a facility fee equal to the Applicable Percentage per annum in effect from time to time on the daily amount (whether used or unused) of the Domestic Revolving Credit Commitment of such Lender during the preceding quarter (or other period commencing on the Restatement Date or ending with the Revolving Credit Maturity Date or the date on which the Domestic Revolving Credit Commitment of such Lender shall expire or be terminated). The U.S. Borrower and the U.K. Borrower jointly and severally agree to pay to each U.K. Lender, through the Administrative Agent, on the last Business Day of March, June, September and December in each year and on each date on which the U.K. Revolving Credit Commitment of such Lender shall expire or be terminated as provided herein, a facility fee equal to the Applicable Percentage per annum in effect from time to time on the daily amount (whether used or unused) of the U.K. Revolving Credit Commitment of such Lender during the preceding quarter (or other period commencing on the Restatement Date or ending with the Revolving Credit Maturity Date or the date on which the U.K. Revolving Credit Commitment of such Lender shall expire or be terminated). The U.S. Borrower, the Canadian Borrower, the Australian Borrower and the New Zealand Borrower jointly and severally agree to pay to each Multicurrency Revolving Credit Lender, through the Administrative Agent, on the last Business Day of March, June, September and December in each year and on each date on which the Multicurrency Revolving Credit Commitment of such Lender shall expire or be terminated as provided herein, a facility fee (together with the facility fees provided for in the preceding two sentences, the “Facility Fees”) equal to the Applicable Percentage per annum in effect from time to time on the daily amount (whether used or unused) of the Multicurrency Revolving Credit Commitment of such Lender during the preceding quarter (or other period commencing on the Restatement Date or ending with the Revolving Credit Maturity Date or the date on which the Multicurrency Revolving Credit Commitment of such Lender shall expire or be terminated). Notwithstanding the foregoing, if any Revolving Credit

Exposure remains outstanding following any expiration or termination of the Revolving Credit Commitments as contemplated by the three preceding sentences, the Facility Fees shall continue to accrue on such Revolving Credit Exposure for so long as such Revolving Credit Exposure remains outstanding and shall be payable on demand. In addition, the Facility Fees otherwise payable to any Defaulting Lender in respect of the unused portion of such Defaulting Lender’s Revolving Credit Commitments shall not be payable for so long as, and with respect to the period during which, such Lender is a Defaulting Lender. All Facility Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Facility Fee due to each Lender shall commence to accrue on and including the Restatement Date and shall cease to accrue on the date on which the applicable Revolving Credit Commitment of such Lender shall expire or be terminated as provided herein and there is not any remaining Revolving Credit Exposure of such Lender.

(b) The U.S. Borrower agrees to pay to each Tranche A Lender, through the Administrative Agent, on the earliest of (i) the Delayed Draw Funding Date, (ii) the Delayed Draw Termination Date and (iii) the date occurring after the Restatement Date on which the Tranche A Commitments are terminated in full, a commitment fee (the “Delayed Draw Commitment Fee”) at a rate per annum equal to (x) for the period commencing on and including the 45th day after the Restatement Date and ending on and including the 90th day after the Restatement Date, 50% of the Applicable Percentage from time to time used to determine the interest rate applicable to Fixed Rate Tranche A Loans and (y) thereafter, 100% of the Applicable Percentage from time to time used to determine the interest rate applicable to Fixed Rate Tranche A Loans, in each case on the daily unused amount of the Tranche A Commitment of such Lender for the period commencing on the 45th day after the Restatement Date or ending with the date on which the Tranche A Commitment of such Lender shall expire or be terminated. All Delayed Draw Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Delayed Draw Commitment Fee due to each Lender shall commence to accrue on and including the 45th day after the Restatement Date and shall cease to accrue on the date on which the Tranche A Commitment of such Lender shall expire or be terminated as provided herein.

(c) The Borrowers agree to pay to the Administrative Agent, for its own account, the administrative fees at the times and in the amounts agreed to by the U.S. Borrower and the Administrative Agent from time to time (the “Administrative Agent Fees”).

(d) Each Borrower agrees to pay to each Domestic Revolving Credit Lender (in the case of Domestic L/C Exposure), each U.K. Revolving Credit Lender (in the case of U.K. L/C Exposure) and each Multicurrency Revolving Credit Lender (in the case of Multicurrency L/C Exposure) (in each case, other than a Defaulting Lender), through the Administrative Agent, on the last Business Day of March, June, September and December of each year and on the date on which the applicable Revolving Credit Commitment of such Lender shall expire or be terminated as provided herein, a fee calculated on such Lender’s Pro Rata Percentage of the daily aggregate L/C Exposure in respect of such Borrower (excluding the portion thereof attributable to unreimbursed L/C Disbursements) during the preceding quarter (or shorter period commencing on the Restatement Date or ending with the Revolving Credit Maturity Date or the date on which all Letters of Credit of the applicable Class have been canceled or have expired and the applicable Revolving Credit Commitments of all Lenders shall have been terminated) at a rate per annum equal to the Applicable Percentage from time to time used to determine the interest rate on Revolving Credit Borrowings of the applicable Class comprised of Fixed Rate Loans pursuant to Section 2.06 (the “L/C Participation Fees”). If the L/C Exposure of a Defaulting Lender is

reallocated pursuant to Section 2.17(i), then the L/C Participation Fee payable to the Lenders pursuant to this Section 2.05(c) shall be adjusted in accordance with such allocation. If the applicable Borrower cash collateralizes any portion of such Defaulting Lender’s L/C Exposure pursuant to Section 2.17(ii), such Borrower shall not be required to pay any L/C Participation Fees with respect to that portion of such Defaulting Lender’s L/C Exposure during the period in which such L/C Exposure is cash collateralized. If all or any portion of such Defaulting Lender’s L/C Exposure is neither reallocated nor cash collateralized pursuant to Section 2.17(i) or (ii), then, without prejudice to any rights or remedies of the Issuing Bank or any other Lender hereunder, all L/C Participation Fees with respect to such L/C Exposure shall be payable to the Issuing Bank until and to the extent that such L/C Exposure is reallocated and/or cash collateralized.

(e) Each Borrower agrees to pay to the Issuing Bank with respect to each Letter of Credit the standard fronting, issuance and drawing fees as agreed by the Issuing Bank and such Borrower (the “Issuing Bank Fees”).

(f) All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders, except that the Issuing Bank Fees shall be paid directly to the Issuing Bank. All L/C Participation Fees and Issuing Bank Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. Once paid, none of the Fees shall be refundable under any circumstances.

SECTION 2.06. Interest on Loans. (a) Subject to the provisions of Section 2.07, the Loans comprising each ABR Borrowing, including each Domestic Swingline Loan, shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be) at a rate per annum equal to the Alternate Base Rate plus the Applicable Percentage in effect from time to time.

(b) Subject to the provisions of Section 2.07, the Loans comprising each Eurocurrency Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days or, in the case of a Eurocurrency Loan denominated in Pounds, 365 days) at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Percentage in effect from time to time.

(c) Subject to the provisions of Section 2.07, the Loans comprising each Canadian Prime Rate Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be) at a rate per annum equal to the Canadian Prime Rate plus the Applicable Percentage in effect from time to time.

(d) Subject to the provisions of Section 2.07, the Loans comprising each B/A Borrowing shall be subject to an Acceptance Fee, payable by the Canadian Borrower on the date of acceptance of the relevant B/A and calculated as set forth in the definition of the term “Acceptance Fee” in Section 1.01.

(e) Subject to the provisions of Section 2.07, the Loans comprising each Bank Bill Rate Borrowing, including each N.Z. Swingline Loan, shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be), at a rate per annum equal to the Bank Bill Rate plus the Applicable Percentage in effect from time to time.

(f) Subject to the provisions of Section 2.07, the Loans comprising each Foreign Base Rate Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be) at a rate per annum equal to the sum of the Foreign Base Rate and the Applicable Percentage in effect from time to time.

(g) Interest on each Loan (other than pursuant to B/A Borrowings) shall be payable on the Interest Payment Dates applicable to such Loan except as otherwise provided in this Agreement. The applicable Alternate Base Rate, Adjusted LIBO Rate, Discount Rate or Bank Bill Rate, as the case may be, shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

(h) For the purposes of the Interest Act (Canada) and disclosure thereunder, whenever any interest or fee to be paid hereunder or in connection herewith is to be calculated on the basis of any period of time that is less than a calendar year, the yearly rate of interest to which the rate used in such calculation is equivalent is the rate so used multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 360, 365 or 366, as applicable. The rates of interest under this Agreement are nominal rates, and not effective rates or yields. The principal of deemed reinvestment of interest does not apply to any interest calculation under this Agreement.

SECTION 2.07. Default Interest. If any Borrower shall default in the payment of the principal of or interest on any Loan or any other amount becoming due hereunder, by acceleration or otherwise, or under any other Loan Document, such Borrower shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount to but excluding the date of actual payment (after as well as before judgment) (a) in the case of overdue principal, at the rate otherwise applicable to such Loan pursuant to Section 2.06 plus 2.00% per annum and (b) in all other cases, at a rate per annum (computed on the basis of the actual number of days elapsed over a year of (i) 365 or 366 days, as the case may be, when determined by reference to the Prime Rate, (ii) 365 days, in the case of a Eurocurrency Loan denominated in Pounds and (iii) 360 days at all other times) equal to the rate that would be applicable to a Daily Rate Revolving Loan in the applicable currency plus 2.00%.

SECTION 2.08. Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurocurrency Borrowing the Administrative Agent shall have determined that deposits in the applicable currency in the principal amounts of the Loans comprising such Borrowing are not generally available in the applicable interbank market, or that the rates at which such deposits are being offered will not adequately and fairly reflect the cost to a majority in interest of the applicable Lenders of making or maintaining their Eurocurrency Loans during such Interest Period, or that reasonable means do not exist for ascertaining the Adjusted LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or fax notice of such determination to the applicable Borrowers and the applicable Lenders. In the event of any such determination, until the Administrative Agent shall have advised the applicable Borrowers and the applicable Lenders that the circumstances giving rise to such notice no longer exist, any request by a Borrower for a Eurocurrency Borrowing in the affected currency pursuant to Section 2.03 or 2.10 shall be deemed to be a request for a Daily Rate Borrowing in such currency. Each determination by the Administrative Agent under this Section 2.08 shall be conclusive absent manifest error.

SECTION 2.09. Termination and Reduction of Commitments. (a) The Tranche B Commitments (other than any Incremental Term Loan Commitments, which shall terminate as provided in the related Incremental Assumption Agreement) shall automatically terminate upon the making of the Tranche B Loans on the Restatement Date. The Tranche A Commitments (other than any Incremental Term Loan Commitments, which shall terminate as provided in the related Incremental Assumption Agreement) shall automatically be reduced pro tanto upon the making of any Tranche A Loans and shall automatically terminate at 5:00 p.m., New York City time, on the Delayed Draw Termination Date, if not earlier terminated in accordance with this Agreement. The Revolving Credit Commitments (other than any Incremental Revolving Credit Commitments, which shall terminate as provided in the related Incremental Assumption Agreement) and the Swingline Commitments shall automatically terminate on the Revolving Credit Maturity Date. The L/C Commitment shall automatically terminate on the earlier to occur of (i) the termination of the Revolving Credit Commitments and (ii) the date 30 days prior to the Revolving Credit Maturity Date.

(b) Upon at least three Business Days’ prior written or fax notice (or telephone notice promptly confirmed by a written notice) to the Administrative Agent, a Borrower may, without premium or penalty, at any time in whole permanently terminate, or from time to time in part permanently reduce, the Term Loan Commitments or the Revolving Credit Commitments of any Class; provided, however, that (i) each partial reduction of the Term Loan Commitments or the Revolving Credit Commitments of any Class shall be in an integral multiple of the Borrowing Multiple and in a minimum amount equal to the Borrowing Minimum, (ii) the Total Domestic Revolving Credit Commitment shall not be reduced to an amount that is less than the Aggregate Domestic Revolving Credit Exposure at the time, (iii) the Total U.K. Revolving Credit Commitment shall not be reduced to an amount that is less than the Aggregate U.K. Revolving Credit Exposure at the time and (iv) the Total Multicurrency Revolving Credit Commitment shall not be reduced to an amount that is less than the Aggregate Multicurrency Revolving Credit Exposure at the time. Each notice delivered by a Borrower pursuant to this Section 2.09(b) shall be irrevocable; provided that a notice of termination of the Term Loan Commitments or the Revolving Credit Commitments delivered by a Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by such Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

(c) Each reduction in the Term Loan Commitments or the Revolving Credit Commitments of any Class hereunder shall be made ratably among the Lenders in accordance with their respective applicable Commitments. The applicable Borrowers shall pay to the Administrative Agent for the account of the applicable Lenders, on the date of each termination or reduction, the Facility Fees on the amount of the Commitments so terminated or reduced accrued to but excluding the date of such termination or reduction.

(d) Reductions and terminations of any Other Revolving Credit Commitments shall be as provided for in the applicable Loan Modification Agreement.

SECTION 2.10. Conversion and Continuation of Borrowings. Each Borrower shall have the right at any time upon prior irrevocable notice to the Administrative Agent (a) not later than 1:00 p.m., Local Time, two Business Days prior to conversion, to convert any Eurocurrency Borrowing denominated in dollars into an ABR Borrowing or to convert any B/A Borrowing into a Canadian Prime Rate Borrowing, (b) not later than 1:00 p.m., Local Time, three Business Days prior to conversion or continuation, to convert any ABR Borrowing into a Eurocurrency Borrowing denominated in dollars, to convert any Canadian Prime Rate Borrowing into a B/A Borrowing or to continue any Eurocurrency Borrowing as a Eurocurrency Borrowing for an

additional Interest Period and (c) not later than 1:00 p.m., Local Time, three Business Days prior to conversion, to convert the Interest Period with respect to any Eurocurrency Borrowing to another permissible Interest Period, subject in each case to the following:

(i) each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued Borrowing;

(ii) if less than all the outstanding principal amount of any Borrowing shall be converted or continued, then each resulting Borrowing shall satisfy the limitations specified in Sections 2.02(a) and 2.02(b) regarding the principal amount and maximum number of Borrowings of the relevant Type;

(iii) each conversion shall be effected by each Lender and the Administrative Agent by recording for the account of such Lender the new Loan of such Lender resulting from such conversion and reducing the Loan (or portion thereof) of such Lender being converted by an equivalent principal amount; accrued interest on any Eurocurrency Loan (or portion thereof) being converted shall be paid by the applicable Borrower at the time of conversion;

(iv) if any Eurocurrency Borrowing is converted at a time other than the end of the Interest Period applicable thereto, the applicable Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.16;

(v) any portion of a Borrowing maturing or required to be repaid in less than one month may not be converted into or continued as a Eurocurrency Borrowing or a B/A Borrowing;

(vi) any portion of a Eurocurrency Borrowing or a B/A Borrowing that cannot be converted into or continued as a Eurocurrency Borrowing or a B/A Borrowing by reason of the immediately preceding clause shall be automatically converted at the end of the Interest Period in effect for such Borrowing into an ABR Borrowing or a Canadian Prime Rate borrowing, as the case may be;

(vii) no Interest Period may be selected for any Eurocurrency Term Borrowing that would end later than a Repayment Date occurring on or after the first day of such Interest Period if, after giving effect to such selection, the aggregate outstanding amount of (x) the Eurocurrency Term Borrowings comprised of Tranche A Loans, Tranche B Loans, Specified Incremental Term Loans or Other Term Loans, as applicable, with Interest Periods ending on or prior to such Repayment Date and (y) the ABR Term Borrowings comprised of Tranche A Loans, Tranche B Loans, Specified Incremental Term Loans or Other Term Loans, as applicable, would not be at least equal to the principal amount of Term Borrowings to be paid on such Repayment Date;

(viii) no B/A Borrowing may be converted or continued other than at the end of the Contract Period applicable thereto; and

(ix) upon notice to the applicable Borrower from the Administrative Agent given at the request of the Required Lenders, after the occurrence and during the continuance of a Default or Event of Default, no outstanding Loan may be converted into, or continued

as, a Eurocurrency Loan or a B/A Loan and any outstanding Eurocurrency Borrowing or B/A Borrowing shall, at the end of the Interest Period or Contract Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be converted to an ABR Borrowing or a Canadian Prime Rate Borrowing, as the case may be.

Each notice pursuant to this Section 2.10 shall be irrevocable and shall refer to this Agreement and specify (a) the identity, amount and Class of the Borrowing that the applicable Borrower requests be converted or continued, (b) whether such Borrowing is to be converted to or continued as a Eurocurrency Borrowing, an ABR Borrowing, a B/A Borrowing or a Canadian Prime Rate Borrowing, (c) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (d) if such Borrowing is to be converted to or continued as a Eurocurrency Borrowing or a B/A Borrowing, the Interest Period or Contract Period with respect thereto. If no Interest Period or Contract Period is specified in any such notice with respect to any conversion to or continuation as a Eurocurrency Borrowing or a B/A Borrowing, the applicable Borrower shall be deemed to have selected an Interest Period or Contract Period of one month’s duration. The Administrative Agent shall advise the applicable Lenders of any notice given pursuant to this Section 2.10 and of each Lender’s portion of any converted or continued Borrowing. If a Borrower shall not have given notice in accordance with this Section 2.10 to continue any Borrowing into a subsequent Interest Period or Contract Period (and shall not otherwise have given notice in accordance with this Section 2.10 to convert such Borrowing), such Borrowing shall, at the end of the Interest Period or Contract Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be converted to an ABR Borrowing or a Canadian Prime Rate Borrowing, as applicable.

SECTION 2.11. Repayment of Term Borrowings. (a) (i) The U.S. Borrower shall pay to the Administrative Agent, for the account of the Tranche A Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next preceding Business Day (each such date being a “Tranche A Repayment Date”), a principal amount of the Tranche A Loans (as adjusted from time to time pursuant to Sections 2.11(d), 2.12, 2.13(f) and 2.26(d)) equal to the percentage set forth below for such date of the aggregate principal amount of the Tranche A Loans outstanding on the Restatement Date; provided, however, that (x) if the Delayed Draw Funding Date has not occurred prior to June 30, 2013, and if Tranche A Commitments have not been terminated prior to such date, then no principal payment in respect of the Tranche A Loans shall be required to be made pursuant to this Section on June 30, 2013, and the percentage required to be paid on September 30, 2013 will be increased to 3.75%, and (y) if the Delayed Draw Funding Date occurs, then the scheduled amortization will be based on the aggregate principal amount of the Tranche A Loans outstanding on the Delayed Draw Funding Date (after giving effect to the Tranche A Loans to be made on such date) rather than the Restatement Date:

Date	Scheduled Tranche A Term Loan Repayments
June 30, 2013	1.875%
September 30, 2013	1.875%
December 31, 2013	1.875%

Date	Scheduled Tranche A Term Loan Repayments
March 31, 2014	1.875%
June 30, 2014	1.875%
September 30, 2014	1.875%
December 31, 2014	1.875%
March 31, 2015	1.875%
June 30, 2015	1.875%
September 30, 2015	1.875%
December 31, 2015	1.875%
March 31, 2016	1.875%
June 30, 2016	3.75%
September 30, 2016	3.75%
December 31, 2016	3.75%
March 31, 2017	3.75%
June 30, 2017	15.625%
September 30, 2017	15.625%
December 31, 2017	15.625%
Tranche A Maturity Date	15.625%

(ii) The U.S. Borrower shall pay to the Administrative Agent, for the account of the Tranche B Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next preceding Business Day (each such date being a “Tranche B Repayment Date”), a principal amount of the Tranche B Loans (as adjusted from time to time pursuant to Sections 2.11(d), 2.12, 2.13(f) and 2.26(d)) equal to the percentage set forth below for such date of the aggregate principal amount of the Tranche B Loans outstanding on the Restatement Date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

Date	Scheduled Tranche B Term Loan Repayments
June 30, 2013	0.25%
September 30, 2013	0.25%
December 31, 2013	0.25%
March 31, 2014	0.25%
June 30, 2014	0.25%
September 30, 2014	0.25%
December 31, 2014	0.25%
March 31, 2015	0.25%
June 30, 2015	0.25%
September 30, 2015	0.25%
December 31, 2015	0.25%
March 31, 2016	0.25%
June 30, 2016	0.25%
September 30, 2016	0.25%
December 31, 2016	0.25%
March 31, 2017	0.25%
June 30, 2017	0.25%
September 30, 2017	0.25%
December 31, 2017	0.25%

Date	Scheduled Tranche B Term Loan Repayments
March 31, 2018	0.25%
June 30, 2018	0.25%
September 30, 2018	0.25%
December 31, 2018	0.25%
March 31, 2019	0.25%
June 30, 2019	0.25%
September 30, 2019	0.25%
December 31, 2019	0.25%
March 31, 2020	0.25%
June 30, 2020	0.25%
September 30, 2020	0.25%
December 31, 2020	0.25%
Tranche B Maturity Date	92.25%

(iii) The applicable Borrowers shall pay to the Administrative Agent, for the account of the Incremental Term Lenders, on each Incremental Term Loan Repayment Date, a principal amount of the Incremental Term Loans equal to the amount set forth for such date in the applicable Incremental Assumption Agreement (as adjusted from time to time to give effect to prepayments as provided for in the applicable Incremental Assumption Agreement), together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

(iv) The applicable Borrowers shall pay to the Administrative Agent, for the account of the applicable Accepting Lenders, on each Other Term Loan Repayment Date, a principal amount of the Other Term Loans equal to the amount set forth for such date in the applicable Loan Modification Agreement (as adjusted from time to time to give effect to prepayments as provided for in the applicable Loan Modification Agreement), together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

(b) To the extent not previously paid, all Tranche A Loans, Tranche B Loans, Specified Incremental Term Loans and Other Term Loans shall be due and payable on the Tranche A Maturity Date, the Tranche B Maturity Date, the applicable Incremental Term Loan Maturity Date and the applicable Other Term Loan Maturity Date, respectively, together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment.

(c) All repayments pursuant to this Section 2.11 shall be subject to Section 2.16, but shall otherwise be without premium or penalty.

(d) Following any conversion or exchange of any Affected Class of Term Loans pursuant to Section 9.20, the amortization schedule set forth above for such Affected Class will be deemed modified by eliminating pro rata from each of the remaining scheduled amortization payments for such Class an aggregate amount equal to the principal amount of Term Loans of Accepting Lenders of such Affected Class that accepted the related Loan Modification Offer.

SECTION 2.12. Prepayment. (a) Each Borrower shall have the right at any time and from time to time to prepay any Borrowing (other than Bankers’ Acceptances or B/A Equivalent Loans, which may, however, be defeased as provided below), in whole or in part, upon at least three Business Days’ prior written or fax notice (or telephone notice promptly confirmed by written or fax notice) in the case of Fixed Rate Loans, or written or fax notice (or telephone notice promptly confirmed by written or fax notice) on the Business Day of prepayment in the case of Daily Rate Loans, to the Administrative Agent before 1:00 p.m., Local Time; provided, however, that each partial prepayment shall be in an amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum; and provided further that the Canadian Borrower may defease any B/A or B/A Equivalent Loan by depositing with the Administrative Agent an amount that, together with interest accruing on such amount to the end of the Contract Period for such B/A or B/A Equivalent Loan at such rate as the Administrative Agent shall specify upon receipt of such amount, is sufficient to pay such maturing B/A or B/A Equivalent Loan when due.

(b) Optional prepayments of Term Loans shall be applied as directed by the U.S. Borrower.

(c) Each notice of prepayment shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the applicable Borrower to prepay such Borrowing by the amount stated therein on the date stated therein; provided that a notice of optional prepayment delivered by a Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by such Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. All prepayments under this Section 2.12 shall be subject to Section 2.16 but otherwise without premium or penalty. All prepayments under this Section 2.12 shall be accompanied by accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment.

SECTION 2.13. Mandatory Prepayments. (a) In the event of any termination of all the Revolving Credit Commitments of a Class, the applicable Borrowers shall, on the date of such termination, repay or prepay all their respective outstanding Revolving Credit Borrowings (and

Domestic Swingline Borrowings or N.Z. Swingline Borrowings (in the case of a termination of the Domestic Revolving Credit Commitments or the Multicurrency Revolving Credit Commitments, respectively) of such Class, and replace all outstanding Letters of Credit of the applicable Class and/or deposit an amount equal to the L/C Exposure of the applicable Class in cash in a cash collateral account established with the Collateral Agent for the benefit of the Secured Parties. If as a result of any partial reduction of the Revolving Credit Commitments of a Class, the Aggregate Domestic Revolving Credit Exposure, Aggregate Multicurrency Revolving Credit Exposure or Aggregate U.K. Revolving Credit Exposure would exceed the Total Domestic Revolving Credit Commitment, Total Multicurrency Revolving Credit Commitment or Total U.K. Revolving Credit Commitment, respectively, after giving effect thereto, then the applicable Borrowers shall, on the date of such reduction, repay or prepay Revolving Credit Borrowings (and/or Swingline Loans (in the case of the Domestic Revolving Credit Commitments or the Multicurrency Revolving Credit Commitments)) and/or cash collateralize Letters of Credit of the applicable Class in an amount sufficient to eliminate such excess.

(b) If as a result of fluctuations in exchange rates, on any Calculation Date, (i) the Aggregate Multicurrency Revolving Credit Exposure would exceed 105% of the Total Multicurrency Revolving Credit Commitment, (ii) the Aggregate U.K. Revolving Credit Exposure would exceed 105% of the Total U.K. Revolving Credit Commitment, (iii) the portion of the Multicurrency Revolving Credit Exposure represented by Loans to or Letters of Credit issued for the account of the Canadian Borrower would exceed 105% of the Canadian Sublimit or (iv) the portion of the Multicurrency Revolving Credit Exposure represented by Loans to or Letters of Credit issued for the account of the Australian Borrower and the New Zealand Borrower would exceed 105% of the ANZ Sublimit, then, in each case, the applicable Borrowers shall, within three Business Days of such Calculation Date, prepay Revolving Loans (or N.Z. Swingline Loans, in the case of the Multicurrency Revolving Credit Commitments) and/or cash collateralize Letters of Credit such that the applicable exposure does not exceed the applicable commitment or sublimit set forth above without giving effect to the words “105% of”.

(c) Not later than the fifth Business Day following the completion of any Asset Sale, the U.S. Borrower shall apply 100% of the Net Cash Proceeds received with respect thereto to prepay outstanding Term Loans in accordance with Section 2.13(f).

(d) No later than the earlier of (i) 45 days after June 30 of each year (commencing with June 30, 2014) and (ii) the date on which Holdings delivers its financial statements with respect to the period of four consecutive quarters then ended pursuant to Section 5.04(b) (each such date, an “ECF Prepayment Date”), the U.S. Borrower shall prepay outstanding Term Loans in accordance with Section 2.13(f) in an aggregate principal amount (the “ECF Prepayment Amount”) equal to (x) if the Leverage Ratio at the end of such period shall have been greater than or equal to 3.00 to 1.00, 50% of Excess Cash Flow for such period and (y) if the Leverage Ratio at the end of such period shall have been greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00, 25% of Excess Cash Flow for such period; provided that no such prepayment shall be required pursuant to this paragraph (d) in respect of any period if the Leverage Ratio at the end of such period shall have been less than 2.5 to 1.00; provided further that any Voluntary Prepayments made during such period shall be deducted from any amounts payable by the U.S. Borrower pursuant to this paragraph (d).

(e) In the event that Holdings or any Subsidiary shall receive Net Cash Proceeds from the issuance or incurrence of any Indebtedness for money borrowed of Holdings or any Subsidiary (other than any Indebtedness permitted pursuant to the provisions of this Agreement), the U.S. Borrower shall, substantially simultaneously with (and in any event not later than the fifth Business Day next following) the receipt of such Net Cash Proceeds by Holdings or such Subsidiary, apply an amount equal to 100% of such Net Cash Proceeds to prepay outstanding Term Loans in accordance with Section 2.13(f).

(f) Mandatory prepayments of outstanding Term Loans under this Agreement shall be allocated pro rata among the then outstanding Tranche A Loans, Tranche B Loans, Specified Incremental Term Loans and Other Term Loans and applied in direct order of maturity against the remaining scheduled installments of principal due in respect of Tranche A Loans, Tranche B Loans, Specified Incremental Term Loans and Other Term Loans under Sections 2.11(a)(i), (ii), (iii) and (iv), respectively.

(g) The U.S. Borrower shall deliver to the Administrative Agent, (i) at the time of each prepayment required under this Section 2.13, a certificate signed by a Financial Officer of the U.S. Borrower setting forth in reasonable detail the calculation of the amount of such prepayment and (ii) to the extent practicable, at least three Business Days’ prior written notice of such prepayment. Each notice of prepayment shall specify the prepayment date, the Class of each Loan being prepaid and the principal amount of each Loan (or portion thereof) to be prepaid. All prepayments of Borrowings under this Section 2.13 shall be subject to Section 2.16, but shall otherwise be without premium or penalty.

SECTION 2.14. Reserve Requirements; Change in Circumstances. (a) Notwithstanding any other provision of this Agreement, if any Change in Law shall

(i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by any Lender or the Issuing Bank except any such reserve requirement that is reflected in the Adjusted LIBOR Rate, the Discount Rate or the Bank Bill Rate);

(ii) subject any Lender or the Issuing Bank to any Taxes (other than (A) Indemnified Taxes and (B) Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) shall impose on such Lender of the Issuing Bank or any applicable interbank market any other condition affecting this Agreement or Fixed Rate Loans made by such Lender or any Letter of Credit or participation therein (other than any change to the basis or rate of taxation applicable to any Lender), and the result of any of the foregoing shall be to increase the cost to such Lender or the Issuing Bank of making or maintaining any Fixed Rate Loan or increase the cost to any Lender of issuing or maintaining any Letter of Credit or purchasing or maintaining a participation therein or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender or the Issuing Bank to be material (after taking into account the last sentence of the definition of the term “Adjusted LIBO Rate”, if applicable), then the applicable Borrowers will pay to such Lender or the Issuing Bank, as the case may be, upon demand such additional amount or amounts (without duplication of amounts paid by the Borrowers pursuant to Section 2.20) as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered; provided that such amounts shall be proportionate to the amounts that such Lender charges borrowers or account parties for such additional amounts incurred in connection with substantially similar facilities as determined by such Lender acting in good faith exercising reasonable credit judgment.

(b) If any Lender or the Issuing Bank shall have determined that any Change in Law regarding capital adequacy has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made or participations in Letters of Credit purchased by such Lender pursuant hereto or the Letters of Credit issued by the Issuing Bank pursuant hereto to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy) by an amount deemed by such Lender or the Issuing Bank to be material (after taking into account the last sentence of the definition of the term “Adjusted LIBO Rate”, if applicable), then from time to time the applicable Borrower shall pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered.

(c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as applicable, as specified in paragraph (a) or (b) above, and setting forth in reasonable detail the basis on which such amount or amounts were calculated shall be delivered to the U.S. Borrower and shall be conclusive absent manifest error. The applicable Borrower shall pay such Lender or the Issuing Bank the amount shown as due on any such certificate delivered by it within 20 days after its receipt of the same.

(d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital shall not constitute a waiver of such Lender’s or the Issuing Bank’s right to demand such compensation; provided that the Borrowers shall not be under any obligation to compensate any Lender or the Issuing Bank under paragraph (a) or (b) above with respect to increased costs or reductions with respect to any period prior to the date that is 120 days prior to such request if such Lender or the Issuing Bank knew or could reasonably have been expected to know of the circumstances giving rise to such increased costs or reductions and of the fact that such circumstances would result in a claim for increased compensation by reason of such increased costs or reductions; provided further that the foregoing limitation shall not apply to any increased costs or reductions arising out of the retroactive application of any Change in Law within such 120-day period. The protection of this Section shall be available to each Lender and the Issuing Bank regardless of any possible contention of the invalidity or inapplicability of the Change in Law that shall have occurred or been imposed.

(e) For the avoidance of doubt, this Section 2.14 shall apply to all requests, rules, guidelines or directives concerning capital adequacy issued in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or United States financial regulatory authorities, regardless of the date adopted, issued, promulgated or implemented.

SECTION 2.15. Change in Legality. (a) Notwithstanding any other provision of this Agreement, if any Change in Law shall make it unlawful for any Lender to make or maintain any Eurocurrency Loan or to give effect to its obligations as contemplated hereby with respect to any Eurocurrency Loan, then, by written notice to the applicable Borrower and to the Administrative Agent:

(i) such Lender may declare that Eurocurrency Loans will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder (or be continued for additional Interest Periods and Daily Rate Loans will not thereafter (for such duration) be converted into Eurocurrency Loans), whereupon any request for a Eurocurrency Borrowing (or to convert an ABR Borrowing to a Eurocurrency Borrowing or to continue a Eurocurrency Borrowing for an additional Interest Period) shall, as to such Lender only, be deemed a request for a Daily Rate Loan (or a request to continue a Daily Rate Loan as such or to convert a Eurocurrency Loan into a Daily Rate Loan, as the case may be), unless such declaration shall be subsequently withdrawn; and

(ii) such Lender may require that all outstanding Eurocurrency Loans made by it be converted to Daily Rate Loans, in which event all such Eurocurrency Loans shall be automatically converted to Daily Rate Loans as of the effective date of such notice as provided in paragraph (b) below.

In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the Eurocurrency Loans that would have been made by such Lender or the converted Eurocurrency Loans of such Lender shall instead be applied to repay the Daily Rate Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurocurrency Loans.

(b) For purposes of this Section 2.15, a notice to the applicable Borrower by any Lender shall be effective as to each Eurocurrency Loan made by such Lender, if lawful, on the last day of the Interest Period then applicable to such Eurocurrency Loan; in all other cases such notice shall be effective on the date of receipt by the applicable Borrower.

SECTION 2.16. Indemnity. The Borrowers shall indemnify each Lender against any loss or expense that such Lender may sustain or incur as a consequence of (a) any event, other than a default by such Lender in the performance of its obligations hereunder, which results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any Fixed Rate Loan prior to the end of the Interest Period or Contract Period in effect therefor, (ii) the conversion of any Fixed Rate Loan to a Daily Rate Loan, or the conversion of the Interest Period or Contract Period with respect to any Fixed Rate Loan, in each case other than on the last day of the Interest Period or Contract Period in effect therefor or (iii) any Fixed Rate Loan to be made by such Lender (including any Fixed Rate Loan to be made pursuant to a conversion or continuation under Section 2.10) not being made after notice of such Loan shall have been given by the Borrowers hereunder (any of the events referred to in this clause (a) being called a “Breakage Event”) or (b) any default in the making of any payment or prepayment of any Eurocurrency Loan required to be made hereunder. In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (i) its cost of obtaining funds for the Fixed Rate Loan that is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan over (ii) the amount of interest likely to be realized by such Lender in redeploying the funds released or not utilized by reason of such Breakage Event for such period. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this Section 2.16, and setting forth in reasonable detail the basis on which such amount or amounts were calculated, shall be delivered to the applicable Borrowers and shall be conclusive absent manifest error.

SECTION 2.17. Pro Rata Treatment. Subject to the express provisions of this Agreement which require, or permit, different payments to be made to non-Defaulting Lenders as opposed to Defaulting Lenders and except as provided below in this Section 2.17 and Section 2.15, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each payment of the Facility Fees, each reduction of the Term Loan Commitments or the Revolving Credit Commitments and each conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type shall be allocated pro rata among the Lenders in accordance with their respective applicable Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Loans). For purposes of determining the available Domestic Revolving Credit Commitments or Multicurrency Revolving Credit Commitments of the Lenders at any time, each outstanding Swingline Loan shall be deemed to have utilized the Domestic Revolving Credit Commitments (in the case of a Domestic Swingline Loan) or Multicurrency Revolving Credit Commitments (in the case of a N.Z. Swingline Loan) of the Lenders (including those Lenders which shall not have made Swingline Loans) pro rata in accordance with such respective Domestic Revolving Credit Commitments or Multicurrency Revolving Credit Commitments. Each Lender agrees that in computing such Lender’s portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender’s percentage of such Borrowing to the next higher or lower whole dollar amount. Notwithstanding the foregoing, (a) if Letters of Credit are requested to be issued or Swingline Loans are requested to be made under the Revolving Credit Commitments of a Class at any time that there exists a Defaulting Lender under the Revolving Credit Commitments of such Class then, unless a Default or an Event of Default shall have occurred and be continuing, (i) all or any part of such Defaulting Lender’s aggregate L/C Exposure or Swingline Exposure under such Class shall be reallocated among the non-Defaulting Lenders in accordance with their respective Pro Rata Percentages, but only to the extent the sum of all non-Defaulting Lenders’ Revolving Credit Exposure under such Class plus such Defaulting Lender’s aggregate principal amount of all L/C Exposure and Swingline Exposure, as the case may be under such Class, does not exceed the total of all non-Defaulting Lenders’ Revolving Credit Commitments of such Class, and (ii) if the reallocation described in clause (i) cannot, or can only partially, be effected, the applicable Borrower shall within one Business Day following notice by the Administrative Agent (x) first, prepay such Swingline Exposure under such Class and (y) second, cash collateralize for the benefit of the Issuing Bank only such Borrower’s obligations corresponding to such Defaulting Lender’s aggregate L/C Exposure under such Class (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.23(j) for so long as such L/C Exposure is outstanding, and (b) unless an Event of Default shall have occurred and be continuing, a Borrower may elect that voluntary prepayments of Revolving Loans made pursuant to Section 2.12(a) not be applied to the Revolving Loans of a Defaulting Lender. For the avoidance of doubt, neither this Section 2.17 nor Section 2.18 shall limit the ability of any Borrower to (i) make a Purchase of and retire Purchased Loans or (ii) pay fees and interest with respect to Other Revolving Loans or Other Term Loans following the effectiveness of any Loan Modification Offer on a basis different from the Loans of such Class that will continue to be held by Lenders that were not Accepting Lenders.

SECTION 2.18. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker’s lien, setoff or counterclaim against a Borrower or any other Loan Party, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means other than as a result of non-pro rata payments expressly permitted hereunder (including under Sections 2.15 and 2.17), obtain payment (voluntary or involuntary) in respect of any Loan or Loans or L/C Disbursement as a result of which the unpaid principal portion of its Loans and participations in L/C Disbursements shall be proportionately less than the unpaid principal portion of the Loans and participations in L/C Disbursements of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Loans and L/C Exposure of such other Lender, so that the aggregate unpaid principal amount of the Loans and L/C Exposure and participations in Loans and L/C Exposure held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Loans and L/C Exposure then outstanding as the principal amount of its Loans and L/C Exposure prior to such exercise of banker’s lien, setoff or counterclaim or other event was to the principal amount of all Loans and L/C Exposure outstanding prior to such exercise of banker’s lien, setoff or counterclaim or other event; provided, however, that if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.18 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Borrowers and Holdings expressly consent to the foregoing arrangements and agree that any Lender holding a participation in a Loan or L/C Disbursement deemed to have been so purchased may exercise any and all rights of banker’s lien, setoff or counterclaim with respect to any and all moneys owing by any Borrower and Holdings to such Lender by reason thereof as fully as if such Lender had made a Loan directly to a Borrower in the amount of such participation. For the avoidance of doubt, this Section 2.18 shall not apply to any assignment of any Purchased Loan by any Lender to a Borrower.

SECTION 2.19. Payments. (a) Each Borrower shall make each payment (including principal of or interest on any Borrowing or any L/C Disbursement or any Fees or other amounts) hereunder and under any other Loan Document not later than 2:00 p.m., Local Time, on the date when due in immediately available funds, without setoff, defense or counterclaim. Each such payment (other than (i) Issuing Bank Fees, which shall be paid directly to the Issuing Bank, and (ii) principal of and interest on Swingline Loans, which shall be paid directly to the applicable Swingline Lender except as otherwise provided in Section 2.22(e)) shall be made to the Administrative Agent at its offices at Eleven Madison Avenue, New York, NY 10010 or such other address as the Administrative Agent may from time to time designate. The Administrative Agent will promptly distribute to each Lender its pro rata share (or other applicable share as provided herein) of such payment.

(b) Except as otherwise expressly provided herein, whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

(c) Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if such Borrower does not in fact make such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the Issuing Bank, as the case may be, and to pay interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at a rate determined by the Administrative Agent to represent its cost of overnight or short-term funds (which determination shall be conclusive absent manifest error) in the applicable currency.

SECTION 2.20. Taxes. (a) Any and all payments by or on account of any obligation of any Borrower or any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Taxes; provided that if any Borrower or any Loan Party shall be required to deduct any Taxes from such payments, then (i) only in the case of Indemnified Taxes and Other Taxes, the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to Indemnified Taxes and Other Taxes payable under this Section) the Administrative Agent or such Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower or such Loan Party shall make such deductions and (iii) such Borrower or such Loan Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b) In addition, the Borrowers shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) Each Borrower shall indemnify the Administrative Agent and each Lender, within 15 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender (whether directly or pursuant to Section 2.20(d)), as the case may be, on or with respect to any payment by or on account of any obligation of such Borrower or any Loan Party hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the applicable Borrower by a Lender, or by the Administrative Agent on its behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(d) Each Lender shall severally indemnify the Administrative Agent, within 15 days after written demand therefor, for the full amount of (i) any Indemnified Taxes attributable to such Lender (but only to the extent that no Loan Party has already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(g) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.

Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 2.20(d).

(e) If a Borrower determines in good faith that a reasonable basis exists for contesting a Tax, the relevant Lender (or participant), or the Administrative Agent, as applicable, shall cooperate with such Borrower in challenging such Tax at such Borrower’s expense if requested by such Borrower. If a Lender (or participant) or the Administrative Agent receives a refund (including pursuant to a claim for refund made pursuant to the preceding sentence) in respect of any Indemnified Taxes or Other Taxes as to which it has been indemnified by a Borrower or with respect to which a Borrower has paid additional amounts pursuant to this Section 2.20, it shall within 30 days from the date of such receipt pay over such refund to such Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section 2.20 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Lender (or participant) or the Administrative Agent (together with any interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that such Borrower, upon the request of such Lender (or participant) or the Administrative Agent, agrees to repay the amount paid over to such Borrower (plus penalties, interest or other charges) to such Lender (or participant) or the Administrative Agent in the event such Lender (or participant) or the Administrative Agent is required to repay such refund to such Governmental Authority.

(f) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Borrower or any other Loan Party to a Governmental Authority, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(g) (i) Any Foreign Lender that is entitled to an exemption from or reduction of withholding Tax under the law of the jurisdiction in which a Borrower is located, or pursuant to any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to such Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by such Borrower as will permit such payments to be made without withholding or at a reduced rate and shall deliver to such Borrower and the Administrative Agent two further copies of any such form or certification (or any applicable successor form) on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to such Borrower. Each Lender that shall become a participant or a Lender pursuant to Section 9.04 shall, upon the effectiveness of the related transfer, be required to provide all the forms and statements required pursuant to this Section 2.20(g) provided that in the case of a participant such participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

(ii) Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Person,

(A) any Lender that is a U.S. Person shall deliver to such Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this

Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding Tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), whichever of the following is applicable:

(i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(ii) executed originals of IRS Form W-8ECI;

(iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit I-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN; or

(iv) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-2 or Exhibit I-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit such Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to such Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by such Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by such Borrower or the Administrative Agent as may be necessary for such Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the applicable Borrower and the Administrative Agent in writing of its legal inability to do so.

(h) (i) Subject to paragraphs (ii) and (iii) below, each U.K. Borrowing Entity shall, at the request of any Lender or the Administrative Agent, assist such Lender in timely completing any procedural formalities incumbent upon such U.K. Borrowing Entity (as may be applicable in the United Kingdom at the applicable time) necessary for such Lender to receive payments under this Agreement or under any other Loan Document without withholding or deduction for Taxes imposed under the laws of the United Kingdom.

(ii) Each Lender that is entitled to an exemption from or reduction of withholding Tax on interest under any applicable double taxation treaty to which the United Kingdom is a party, and that holds a passport number under the HMRC Double Taxation Treaty Passport Scheme and wishes that scheme to apply to this Agreement and the other Loan Documents, shall include an indication of such choice by providing to the Administrative Agent and each applicable U.K. Borrowing Entity such Lender’s scheme reference number as soon as reasonably practicable and in any event within 10 Business Days of making or acquiring a Loan with the applicable U.K. Borrowing Entity.

(iii) Without limiting paragraph (i) above, when a Lender provides the applicable scheme reference number to the Administrative Agent and each U.K. Borrowing Entity in accordance with paragraph (ii) above, each U.K. Borrowing Entity shall file with HMRC a duly completed HMRC Form DTTP-2 with respect to such Lender within 30 “working” days (as such term is used in the terms and conditions of the HMRC Double Taxation Treaty Passport Scheme) of the date such Lender makes or acquires a Loan owing by such U.K. Borrowing Entity, and in each case each U.K. Borrowing Entity shall promptly provide such Lender and the Administrative Agent with a proof of, and a copy of, such filing. Unless impracticable, such filing shall be made by electronic online submission.

SECTION 2.21. Assignment of Commitments Under Certain Circumstances; Duty to Mitigate. (a) In the event (i) any Lender or the Issuing Bank delivers a certificate requesting compensation pursuant to Section 2.14, (ii) any Lender or the Issuing Bank delivers a notice described in Section 2.15, (iii) any Borrower is required to pay any additional amount to any Lender or the

Issuing Bank or any Governmental Authority on account of any Lender or the Issuing Bank pursuant to Section 2.20, (iv) any Lender refuses to consent to a proposed amendment, waiver, consent or other modification of this Agreement or any other Loan Document which has been approved by the Required Lenders and which additionally requires the consent of such Lender for approval pursuant to Section 9.08(b), (v) any Revolving Credit Lender refuses to consent to a proposed Loan Modification Offer with respect to its Revolving Credit Commitments, (vi) any Term Lender refuses to consent to a proposed Loan Modification Offer with respect to its Term Loans or (vii) any Lender becomes a Defaulting Lender, the U.S. Borrower may, at its sole expense and effort, upon notice to such Lender or the Issuing Bank and the Administrative Agent, require such Lender or the Issuing Bank to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all of its interests, rights and obligations under this Agreement (or, in the case of clause (iv), (v) or (vi) above, all its interests, rights and obligations with respect to the Class of Loans or Commitments that is the subject of the related consent, amendment, waiver or other modification or that has ongoing funding requirements) to an assignee that shall assume such assigned obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (y) the U.S. Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Credit Commitment is being assigned, of the Issuing Bank and the Domestic Swingline Lender (in the case of a Domestic Revolving Credit Commitment) and the N.Z. Swingline Lender (in the case of a Multicurrency Revolving Credit Commitment)), which consent shall not unreasonably be withheld, and (z) the applicable Borrower or such assignee shall have paid to the affected Lender or the Issuing Bank in immediately available funds an amount equal to the sum of the principal of and interest accrued to the date of such payment on the outstanding Loans or L/C Disbursements of such Lender or the Issuing Bank, respectively, plus all Fees and other amounts accrued for the account of such Lender or the Issuing Bank hereunder (including any amounts under Section 2.14, Section 2.16 and Section 2.20), in each case with respect to the Loans or Commitments subject to such assignment; provided further that, if prior to any such transfer and assignment the circumstances or event that resulted in such Lender’s or the Issuing Bank’s claim for compensation under Section 2.14 or notice under Section 2.15 or the amounts paid pursuant to Section 2.20, as the case may be, cease to cause such Lender or the Issuing Bank to suffer increased costs or reductions in amounts received or receivable or reduction in return on capital, or cease to have the consequences specified in Section 2.15, or cease to result in amounts being payable under Section 2.20, as the case may be (including as a result of any action taken by such Lender or the Issuing Bank pursuant to paragraph (b) below), or if such Lender or the Issuing Bank shall waive its right to claim further compensation under Section 2.14 in respect of such circumstances or event or shall withdraw its notice under Section 2.15 or shall waive its right to further payments under Section 2.20 in respect of such circumstances or event or shall consent to the proposed amendment, waiver, consent or other modification, as the case may be, then such Lender or the Issuing Bank shall not thereafter be required to make any such transfer and assignment hereunder.

(b) If (i) any Lender or the Issuing Bank shall request compensation under Section 2.14, (ii) any Lender or the Issuing Bank delivers a notice described in Section 2.15 or (iii) any Borrower is required to pay any additional amount to any Lender or the Issuing Bank or any Governmental Authority on account of any Lender or the Issuing Bank, pursuant to Section 2.20, then such Lender or the Issuing Bank shall use reasonable efforts (which shall not require such Lender or the Issuing Bank to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden deemed by it to be significant) (x) to file any certificate or document reasonably requested in writing by a Borrower or (y) to assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would reduce its claims for compensation under Section 2.14 or enable it to withdraw its notice pursuant to Section 2.15 or would reduce amounts payable pursuant to Section 2.20, as the case may be, in the future. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender or the Issuing Bank in connection with any such filing or assignment, delegation and transfer.

SECTION 2.22. Swingline Loans. (a) Swingline Commitments. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, (i) the Domestic Swingline Lender agrees to make Domestic Swingline Loans to the U.S. Borrower, in dollars, at any time and from time to time on and after the Restatement Date and until the earlier of the Revolving Credit Maturity Date and the termination of the Domestic Revolving Credit Commitments in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in (x) the aggregate principal amount of all Domestic Swingline Loans exceeding $20,000,000 in the aggregate or (y) the Aggregate Domestic Revolving Credit Exposure, after giving effect to any Domestic Swingline Loan, exceeding the Total Domestic Revolving Credit Commitment and (ii) the N.Z. Swingline Lender agrees to make N.Z. Swingline Loans to the New Zealand Borrower, in New Zealand Dollars, at any time and from time to time on and after the N.Z. Swingline Closing Date and until the earlier of the Revolving Credit Maturity Date and the termination of the Multicurrency Revolving Credit Commitments in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in (x) the Aggregate Multicurrency Revolving Credit Exposure attributable to Loans to, and Letters of Credit issued for the account of, the Australian Borrower, the New Zealand Borrower and the U.S. Borrower in Australian Dollars exceeding the ANZ Sublimit or (y) the Aggregate Multicurrency Revolving Credit Exposure, after giving effect to any N.Z. Swingline Loan, exceeding the Total Multicurrency Revolving Credit Commitment. Each Swingline Commitment may be terminated or reduced from time to time as provided herein. Within the foregoing limits, the U.S. Borrower and the New Zealand Borrower may borrow, pay or prepay and reborrow Domestic Swingline Loans and N.Z. Swingline Loans, respectively, hereunder, subject to the terms, conditions and limitations set forth herein. Notwithstanding anything to the contrary herein, neither the Domestic Swingline Lender nor the N.Z. Swingline Lender shall be required to make Swingline Loans at any time that there exists a Defaulting Lender under the Domestic Revolving Credit Commitments or the Multicurrency Revolving Credit Commitments, respectively.

(b) Swingline Loans. The U.S. Borrower shall notify the Domestic Swingline Lender by fax, or by telephone (confirmed by fax), not later than 12:00 noon, New York City time, on the day of a proposed Domestic Swingline Loan. Such notice shall be delivered on a Business Day, shall be irrevocable and shall refer to this Agreement and shall specify the requested date (which shall be a Business Day) and the amount of such Domestic Swingline Loan. The Domestic Swingline Lender shall make each Domestic Swingline Loan available to the U.S. Borrower by means of a credit to an account in the name of the U.S. Borrower as designated by the U.S. Borrower in such notice by 3:00 p.m., New York City time, on the date such Domestic Swingline Loan is so requested. The New Zealand Borrower shall notify the N.Z. Swingline Lender and the Administrative Agent by fax, or by telephone (confirmed by fax), not later than 12:00 noon, Auckland time, three Business Days prior to the day of a proposed N.Z. Swingline Loan. Such notice shall be delivered on a Business Day, shall be irrevocable and shall refer to this Agreement and shall specify the requested date (which shall be a Business Day) and the amount of such N.Z.

Swingline Loan. The N.Z. Swingline Lender shall make each N.Z. Swingline Loan available to the New Zealand Borrower by means of a credit to an account in the name of the New Zealand Borrower as designated by the New Zealand Borrower in such notice. Notwithstanding anything to the contrary set forth in Section 9.08(b), the borrowing mechanics in respect of the N.Z. Swingline Loans may be modified from time to time by the agreement of the Administrative Agent, the U.S. Borrower and the N.Z. Swingline Lender.

(c) Prepayment. The U.S. Borrower shall have the right at any time and from time to time to prepay any Domestic Swingline Loan, in whole or in part, upon giving written or fax notice (or telephone notice promptly confirmed by written or fax notice) to the Domestic Swingline Lender and to the Administrative Agent before 2:00 p.m., New York City time, on the date of prepayment at the Domestic Swingline Lender’s address for notices specified on Schedule 2.01. The New Zealand Borrower shall have the right at any time and from time to time to prepay any N.Z. Swingline Loan, in whole or in part, upon giving written or fax notice (or telephone notice promptly confirmed by written or fax notice) to the N.Z. Swingline Lender and to the Administrative Agent before 12:00 noon, Auckland time, three Business Days prior to the date of prepayment at the N.Z. Swingline Lender’s address for notices specified on Schedule 2.01. All principal payments of Swingline Loans shall be accompanied by accrued interest on the principal amount being repaid to the date of payment and, in the case of N.Z. Swingline Loans, shall be subject to Section 2.16.

(d) Interest. Each Domestic Swingline Loan shall be an ABR Loan and, subject to the provisions of Section 2.07, shall bear interest as provided in Section 2.06(a) as if it were an ABR Revolving Loan. Each N.Z. Swingline Loan shall be a Bank Bill Rate Loan (except to the extent required to be a Foreign Base Rate Loan as provided for herein) and, subject to the provisions of Section 2.07, shall bear interest as provided in Section 2.06(e).

(e) Participations. The Domestic Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day require the Domestic Revolving Credit Lenders to acquire participations on such Business Day in all or a portion of the outstanding Domestic Swingline Loans. If an Event of Default shall have occurred and be continuing, the N.Z. Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., Auckland time, on any Business Day require the Multicurrency Revolving Credit Lenders to acquire participations on the next Business Day in all or a portion of the outstanding N.Z. Swingline Loans. Each notice shall specify the aggregate amount of Swingline Loans in which such Revolving Credit Lenders will participate. The Administrative Agent will, promptly upon receipt of such notice, give notice to each Domestic Revolving Credit Lender or Multicurrency Revolving Credit Lender, as the case may be, specifying in such notice such Revolving Credit Lender’s Pro Rata Percentage of such Swingline Loan or Loans. In furtherance of the foregoing, each Domestic Revolving Credit Lender and Multicurrency Revolving Credit Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Domestic Swingline Lender or N.Z. Swingline Lender, respectively, such Lender’s Pro Rata Percentage of such Swingline Loans. Each Domestic Revolving Credit Lender and Multicurrency Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Domestic Revolving Credit Lender and Multicurrency Revolving Credit Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.02(c)

with respect to Loans made by such Revolving Credit Lender (and Section 2.02(c) shall apply, mutatis mutandis, to the payment obligations of the Revolving Credit Lenders) and the Administrative Agent shall promptly pay to the applicable Swingline Lender the amounts so received by it from the Revolving Credit Lenders. The Administrative Agent shall notify the U.S. Borrower and the New Zealand Borrower, as the case may be, of any participations in any Swingline Loan of such Borrower acquired pursuant to this paragraph and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to a Swingline Lender. Any amount received by a Swingline Lender from the applicable Borrower (or other party on behalf of such Borrower) in respect of a Swingline Loan of such Swingline Lender after receipt by such Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amount received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Credit Lenders that shall have made their payments pursuant to this paragraph and to the applicable Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the applicable Borrower (or other party liable for obligations of such Borrower) of any default in the payment thereof.

(f) Designation of N.Z. Swingline Lender. The New Zealand Borrower may, at any time and from time to time, with the consent of such Lender or Lenders, designate one or more Lenders or their Affiliates to act as a N.Z. Swingline Lender under the terms of this Agreement; provided that the Administrative Agent shall be reasonably satisfied that such N.Z. Swingline Lender may make loans and other extensions of credit to the New Zealand Borrower in compliance with applicable laws and regulations and without being subject to any unreimbursed or unindemnified Tax or other expenses. Upon the receipt by the Administrative Agent of a N.Z. Swingline Lender Designation Agreement executed by a N.Z. Swingline Lender, the New Zealand Borrower, the U.S. Borrower and the Administrative Agent and setting forth the amount of the New Zealand Swingline Commitment of such N.Z. Swingline Lender, such N.Z. Swingline Lender shall be a “N.Z. Swingline Lender” and a party to this Agreement. At any time that there shall be more than one N.Z. Swingline Lender under this Agreement, borrowings and repayments of N.Z. Swingline Loans shall be made ratably in accordance with the N.Z. Swingline Commitments of the N.Z. Swingline Lenders.

SECTION 2.23. Letters of Credit. (a) General. Any Borrower may request the issuance of a Letter of Credit for its own account or for the account of any of its Subsidiaries (in which case such Borrower and such Subsidiary shall be co-applicants with respect to such Letter of Credit), in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time while the L/C Commitments to any Borrower remain in effect. This Section shall not be construed to impose an obligation upon (i) the Issuing Bank to issue any Letter of Credit that is inconsistent with the terms and conditions of this Agreement or (ii) Credit Suisse AG or any of its Affiliates to issue any “documentary” or “trade” Letter of Credit (as opposed to a “standby” Letter of Credit), in each case as determined by such Issuing Bank or Credit Suisse AG in its sole discretion.

(b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. In order to request the issuance of a Letter of Credit (or to amend, renew or extend an existing Letter of Credit), a Borrower shall hand deliver or fax to the Administrative Agent and Issuing Bank (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, the date of issuance, amendment, renewal or extension, the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) below), the amount of such Letter of Credit, the name and address of the beneficiary thereof, whether such Letter of Credit is to be a Domestic Letter of Credit, a Multicurrency Letter of Credit or a U.K. Letter of Credit and such other information as shall be necessary to prepare such Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if, and upon issuance, amendment, renewal or extension of each Letter of Credit the applicable Borrower shall be deemed to represent and warrant that, after giving effect to such issuance, amendment, renewal or extension (i) the L/C Exposure shall not exceed $100,000,000, (ii) the Aggregate Domestic Revolving Credit Exposure shall not exceed the Total Domestic Revolving Credit Commitment, (iii) the Aggregate Multicurrency Revolving Credit Exposure shall not exceed the Total Multicurrency Revolving Credit Commitment, and the Aggregate Multicurrency Revolving Credit Exposure attributable to Loans to, and Letters of Credit issued for the account of, (x) the U.S. Borrower in Australian Dollars, the Australian Borrower and the New Zealand Borrower shall not exceed the ANZ Sublimit and (y) the Canadian Borrower and the U.S. Borrower borrowing Multicurrency Revolving Loans in Canadian Dollars shall not exceed the Canadian Sublimit and (iv) the Aggregate U.K. Revolving Credit Exposure shall not exceed the Total U.K. Revolving Credit Commitment.

(c) Expiration Date. Each Letter of Credit shall expire at the close of business on the earlier of the date that is one year after the date of the issuance of such Letter of Credit and the date that is five Business Days prior to the Revolving Credit Maturity Date, unless such Letter of Credit expires by its terms on an earlier date; provided, however, that a Letter of Credit may, upon the request of a Borrower, include a provision whereby such Letter of Credit shall be renewed automatically for additional consecutive periods of 12 months or less (but not beyond the date that is five Business Days prior to the Revolving Credit Maturity Date) unless the Issuing Bank notifies the beneficiary thereof at least 30 days prior to the then applicable expiration date that such Letter of Credit will not be renewed.

(d) Participations. By the issuance of a Domestic Letter of Credit and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Domestic Revolving Credit Lender, and each such Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Pro Rata Percentage of the aggregate amount available to be drawn under such Letter of Credit, effective upon the issuance of such Letter of Credit (or, in the case of the Existing Letters of Credit, upon the Restatement Date). By the issuance of a Multicurrency Letter of Credit and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Multicurrency Revolving Credit Lender, and each such Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Pro Rata Percentage of the aggregate amount available to be drawn under such Letter of Credit, effective upon the issuance of such Letter of Credit. By the issuance of a U.K. Letter of Credit and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each U.K. Revolving Credit Lender, and each such Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Pro Rata Percentage of the aggregate amount available to be drawn under such Letter of Credit, effective upon the issuance of such Letter of Credit. In consideration and in furtherance of the foregoing, each Domestic Revolving Credit Lender, each Multicurrency Revolving Credit Lender and each U.K. Revolving Credit Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender’s Pro Rata Percentage of each Domestic L/C Disbursement, Multicurrency L/C Disbursement or U.K. L/C Disbursement, respectively, made by the Issuing Bank and not reimbursed by the applicable Borrower (or, if applicable, another party pursuant to its obligations under any other Loan Document) forthwith on the date due as provided in

Section 2.02(e). Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(e) Reimbursement. If the Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, the applicable Borrower shall pay to the Issuing Bank an amount equal to such L/C Disbursement on or prior to the Business Day following the day on which such Borrower shall have received notice from the Issuing Bank that payment of such draft will be made; provided that to satisfy its reimbursement obligation under this paragraph (e), a Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.22 an ABR Revolving Loan or a Domestic Swingline Loan (in the case of a Domestic Letter of Credit), a Canadian Prime Rate Loan (in the case of a Multicurrency Letter of Credit denominated in Canadian Dollars), a N.Z. Swingline Loan (in the case of a Multicurrency Letter of Credit denominated in New Zealand Dollars) or a Fixed Rate Loan (in the case of a U.K. Letter of Credit or a Multicurrency Letter of Credit denominated in a currency other than Canadian Dollars or New Zealand Dollars) to be made by the applicable Revolving Credit Lenders or the applicable Swingline Lender, as the case may be, in the aggregate amount of any such L/C Disbursement.

(f) Obligations Absolute. Each Borrower’s obligations to reimburse L/C Disbursements as provided in paragraph (e) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, and irrespective of:

(i) any lack of validity or enforceability of any Letter of Credit or any Loan Document, or any term or provision therein;

(ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or any Loan Document;

(iii) the existence of any claim, setoff, defense or other right that any Borrower, any other party guaranteeing, or otherwise obligated with, any Borrower, any Subsidiary or other Affiliate thereof or any other person may at any time have against the beneficiary under any Letter of Credit, the Issuing Bank, the Administrative Agent or any Lender or any other person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreement or transaction;

(iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(v) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; and

(vi) any other act or omission to act or delay of any kind of the Issuing Bank, the Lenders, the Administrative Agent or any other person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of a Borrower’s obligations hereunder.

Without limiting the generality of the foregoing, it is expressly understood and agreed that the absolute and unconditional obligation of the Borrowers hereunder to reimburse L/C Disbursements will not be excused by the gross negligence or wilful misconduct of the Issuing Bank. However, the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrowers to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by the Borrowers that are caused by the Issuing Bank’s gross negligence or wilful misconduct in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof; it is understood that the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in making any payment under any Letter of Credit (i) the Issuing Bank’s exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and (ii) any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute wilful misconduct or gross negligence of the Issuing Bank.

(g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall as promptly as possible give telephonic notification, confirmed by fax, to the Administrative Agent and the applicable Borrower of such demand for payment and whether the Issuing Bank has made or will make an L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve such Borrower of its obligation to reimburse the Issuing Bank or the Revolving Credit Lenders with respect to any such L/C Disbursement. The Administrative Agent shall promptly give each applicable Revolving Credit Lender notice thereof.

(h) Interim Interest. If the Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, then, unless the applicable Borrower shall reimburse such L/C Disbursement in full on such date, the unpaid amount thereof shall bear interest for the account of the Issuing Bank, for each day from and including the date of such L/C Disbursement, to but excluding the earlier of the date of payment by such Borrower or the date on which interest shall commence to accrue thereon as provided in Section 2.02(f), at the rate per annum that would apply to such amount if such amount were a Daily Rate Revolving Loan.

(i) Resignation or Removal of the Issuing Bank. The Issuing Bank may resign at any time by giving 30 days’ prior written notice to the Administrative Agent, the Lenders and the U.S. Borrower, and may be removed at any time by the U.S. Borrower by notice to the Issuing Bank, the Administrative Agent and the Lenders. Upon the acceptance of any appointment as the Issuing Bank hereunder by a Lender that shall agree to serve as successor Issuing Bank, such successor shall succeed to and become vested with all the interests, rights and obligations of the retiring Issuing Bank and the retiring Issuing Bank shall be discharged from its obligations to issue additional Letters of Credit hereunder. At the time such removal or resignation shall become effective, the Borrowers shall pay all accrued and unpaid fees pursuant to Section 2.05(d). The acceptance of any appointment as the Issuing Bank hereunder by a successor Lender shall be evidenced by an agreement entered into by such successor, in a form satisfactory to the U.S. Borrower and the Administrative Agent, and, from and after the effective date of such agreement, (i) such successor Lender shall have all the rights and obligations of the previous Issuing Bank under this Agreement and the other Loan Documents and (ii) references herein and in the other Loan Documents to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the resignation or removal of the Issuing Bank hereunder, the retiring Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation or removal, but shall not be required to issue additional Letters of Credit.

(j) Cash Collateralization. If any Event of Default shall occur and be continuing, the Borrowers shall, on the Business Day they receive notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Credit Lenders holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit) thereof and of the amount to be deposited, deposit in an account with the Collateral Agent, for the benefit of the Revolving Credit Lenders, an amount in cash equal to the L/C Exposure as of such date. Such deposit shall be held by the Collateral Agent as collateral for the payment and performance of the Obligations. The Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits in Permitted Investments, which investments shall be made at the option and sole discretion of the Collateral Agent, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall (i) automatically be applied by the Administrative Agent to reimburse the Issuing Bank for L/C Disbursements for which the Issuing Bank has not been reimbursed, (ii) be held for the satisfaction of the reimbursement obligations of the Borrowers for the L/C Exposure and (iii) if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Credit Lenders holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit), be applied to satisfy the Obligations. If the Borrowers are required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrowers within three Business Days after all Events of Default have been cured or waived.

(k) Additional Issuing Banks. The U.S. Borrower may, at any time and from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld) and such Lender, designate one or more additional Lenders to act as an issuing bank under the terms of this Agreement. Any Lender designated as an issuing bank pursuant to this paragraph (k) shall be deemed (in addition to being a Lender) to be the Issuing Bank with respect to Letters of Credit issued or to be issued by such Lender, and all references herein and in the other Loan Documents to the term “Issuing Bank” shall, with respect to such Letters of Credit, be deemed to refer to such Lender in its capacity as Issuing Bank, as the context shall require. Each Lender acting as an Issuing Bank hereunder shall promptly provide to the Administrative Agent such information with respect to the Letters of Credit issued by such Lender as the Administrative Agent may reasonably request to allow the Administrative Agent to calculate the L/C Exposure of any Class, the L/C Participation Fees and the other Obligations with respect to outstanding Letters of Credit.

SECTION 2.24. Bankers’ Acceptances. (a) Subject to the terms and conditions of this Agreement, the Canadian Borrower may request a Multicurrency Revolving Credit Borrowing denominated in Canadian Dollars by presenting drafts for acceptance and purchase as B/As by the Multicurrency Revolving Credit Lenders.

(b) No Contract Period with respect to a B/A to be accepted and, if applicable, purchased as a Multicurrency Revolving Loan shall extend beyond the Revolving Credit Maturity Date. All B/As and B/A Loans shall be denominated in Canadian Dollars.

(c) To facilitate availment of B/A Loans, the Canadian Borrower hereby appoints each Multicurrency Revolving Credit Lender as its attorney to sign and endorse on its behalf (in accordance with a Borrowing Request relating to a B/A Loan pursuant to Section 2.03 or 2.10), in handwriting or by facsimile or mechanical signature as and when deemed necessary by such Multicurrency Revolving Credit Lender, blank forms of B/As in the form requested by such Multicurrency Revolving Credit Lender. The Canadian Borrower recognizes and agrees that all B/As signed and/or endorsed by a Multicurrency Revolving Credit Lender on behalf of the Canadian Borrower shall bind the Canadian Borrower as fully and effectually as if signed in the handwriting of and duly issued by the proper signing officers of the Canadian Borrower. Each Multicurrency Revolving Credit Lender is hereby authorized (in accordance with a Borrowing Request relating to a B/A Loan) to issue such B/As endorsed in blank in such face amounts as may be determined by such Multicurrency Revolving Credit Lender; provided that the aggregate amount thereof is equal to the aggregate amount of B/As required to be accepted and purchased by such Multicurrency Revolving Credit Lender. No Multicurrency Revolving Credit Lender shall be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument except for the gross negligence or wilful misconduct of such Multicurrency Revolving Credit Lender or its officers, employees, agents or representatives. Each Multicurrency Revolving Credit Lender shall maintain a record, which shall be made available to the Canadian Borrower upon its request, with respect to B/As (i) received by it in blank hereunder, (ii) voided by it for any reason, (iii) accepted and purchased by it hereunder and (iv) canceled at their respective maturities. On request by or on behalf of the Canadian Borrower, a Multicurrency Revolving Credit Lender shall cancel all forms of B/As which have been pre-signed or pre-endorsed on behalf of the Canadian Borrower and that are held by such Multicurrency Revolving Credit Lender and are not required to be issued in accordance with the Canadian Borrower’s irrevocable notice. Alternatively, the Canadian Borrower agrees that, at the request of the Administrative Agent, the Canadian Borrower shall deliver to the Administrative Agent a “depository note” which complies with the requirements of the Depository Bills and Notes Act (Canada), and consents to the deposit of any such depository note in the book-based debt clearance system maintained by the Canadian Depository for Securities.

(d) Drafts of the Canadian Borrower to be accepted as B/As hereunder shall be signed as set forth in this Section 2.24. Notwithstanding that any person whose signature appears on any B/A may no longer be an authorized signatory for any Multicurrency Revolving Credit Lender or the Canadian Borrower at the date of issuance of a B/A, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance and any such B/A so signed shall be binding on the Canadian Borrower.

(e) Promptly following the receipt of a Borrowing Request specifying a Multicurrency Revolving Credit Borrowing by way of B/A, the Administrative Agent shall so advise the Multicurrency Revolving Credit Lenders and shall advise each Multicurrency Revolving Credit Lender of the aggregate face amount of the B/A to be accepted by it and the applicable Contract Period (which shall be identical for all Multicurrency Revolving Credit Lenders). In the case of Multicurrency Revolving Loans comprised of B/A Loans, the aggregate face amount of the B/A to be accepted by a Multicurrency Revolving Credit Lender shall be in a minimum aggregate amount of C$100,000 and shall be a whole multiple of C$100,000, and such face amount shall be in the Multicurrency Revolving Credit Lenders’ pro rata portions of such Multicurrency Revolving Credit Borrowing, provided that the Administrative Agent may in its sole discretion increase or reduce any Multicurrency Revolving Credit Lender’s portion of such B/A Loan to the nearest C$100,000 without reducing the aggregate Multicurrency Revolving Credit Commitments.

(f) The Canadian Borrower may specify in a Borrowing Request pursuant to Section 2.03 or 2.10 that it desires that any B/A requested by such Borrowing Request be purchased by the Multicurrency Revolving Credit Lenders, in which case the Multicurrency Revolving Credit Lenders shall, upon acceptance of a B/A by a Multicurrency Revolving Credit Lender, purchase each B/A from the Canadian Borrower at the Discount Rate for such Multicurrency Revolving Credit Lender applicable to such B/A accepted by it and provide to the Administrative Agent the Discount Proceeds for the account of the Canadian Borrower. The Acceptance Fee payable by the Canadian Borrower to a Multicurrency Revolving Credit Lender under Section 2.06(d) in respect of each B/A accepted by such Multicurrency Revolving Credit Lender shall be set off against and deducted from the Discount Proceeds payable by such Multicurrency Revolving Credit Lender under this Section 2.24.

(g) Each Multicurrency Revolving Credit Lender may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all B/As accepted and purchased by it.

(h) If a Multicurrency Revolving Credit Lender is not a chartered bank under the Bank Act (Canada) or if a Multicurrency Revolving Credit Lender notifies the Administrative Agent in writing that it is otherwise unable to accept Bankers’ Acceptances, such Multicurrency Revolving Credit Lender will, instead of accepting and purchasing Bankers’ Acceptances, make an advance (a “B/A Equivalent Loan”) to the Canadian Borrower in the amount and for the same term as the draft that such Multicurrency Revolving Credit Lender would otherwise have been required to accept and purchase hereunder. Each such Multicurrency Revolving Credit Lender will provide to the Administrative Agent the Discount Proceeds of such B/A Equivalent Loan for the account of the Canadian Borrower. Each such B/A Equivalent Loan will bear interest at the same rate that would result if such Multicurrency Revolving Credit Lender had accepted (and been paid an Acceptance Fee) and purchased (on a discounted basis at the Discount Rate) a Bankers’ Acceptance for the relevant Contract Period (it being the intention of the parties that each such B/A Equivalent Loan shall have the same economic consequences for the Multicurrency Revolving Credit Lenders and the Canadian Borrower as the Bankers’ Acceptance which such B/A Equivalent Loan replaces). All such interest shall be paid in advance on the date such B/A Equivalent Loan is made, and will be deducted from the principal amount of such B/A Equivalent Loan in the same manner in which the deduction based on the Discount Rate and the applicable Acceptance Fee of a Bankers’ Acceptance would be deducted from the face amount of the Bankers’ Acceptance.

(i) The Canadian Borrower waives presentment for payment and any other defense to payment of any amounts due to a Multicurrency Revolving Credit Lender in respect of a B/A accepted and purchased by it pursuant to this Agreement which might exist solely by reason of such B/A being held, at the maturity thereof, by such Multicurrency Revolving Credit Lender in its own right, and the Canadian Borrower agrees not to claim any days of grace if such Multicurrency Revolving Credit Lender, as holder, claims payment from or sues the Canadian Borrower on the B/A for payment of the amount payable by the Canadian Borrower thereunder. On the last day of the Contract Period of a B/A, or such earlier date as may be required or permitted pursuant to the provisions of this Agreement, the Canadian Borrower shall pay the Multicurrency Revolving Credit Lender that has accepted and purchased a B/A or advanced a B/A Equivalent Loan the full face amount of such B/A or B/A Equivalent Loan, as the case may be, and, after such payment, the Canadian Borrower shall have no further liability in respect of such B/A and such Multicurrency Revolving Credit Lender shall be entitled to all benefits of, and be responsible for all payments due to third parties under, such B/A.

(j) Except as required by any Multicurrency Revolving Credit Lender upon the occurrence of an Event of Default, no B/A Loan may be repaid by the Canadian Borrower prior to the expiry date of the Contract Period applicable to such B/A Loan; provided, however, that any B/A Loan may be defeased as provided in Section 2.12(a).

SECTION 2.25. Incremental Revolving Credit Commitments. (a) One or more Borrowers may, by written notice to the Administrative Agent from time to time, request Incremental Revolving Credit Commitments from one or more Incremental Revolving Credit Lenders, which may include any existing Lender (each of which shall be entitled to agree or decline to participate in its sole discretion); provided that each Incremental Revolving Credit Lender, if not already a Lender hereunder, shall be subject to the approval of the Administrative Agent, the Issuing Bank and, in the case of Incremental Domestic Revolving Credit Commitments or Incremental Multicurrency Revolving Credit Commitments, the applicable Swingline Lender (which approvals shall not be unreasonably withheld). Such written notice shall set forth (i) the identity of the Borrower or Borrowers to which the Incremental Revolving Credit Commitments shall be extended, (ii) the amount of the Incremental Revolving Credit Commitments being requested, (iii) the date on which such Incremental Revolving Credit Commitments are requested to become effective (which shall not be less than 10 Business Days nor more than 60 days after the date of such notice, unless otherwise agreed to by the Administrative Agent) and (iv) whether such Incremental Revolving Credit Commitments are to be Domestic Revolving Credit Commitments, Multicurrency Revolving Credit Commitments, U.K. Revolving Credit Commitments or commitments to make revolving loans on terms different from the then existing Revolving Loans (such loans, “Specified Incremental Revolving Loans” and, such commitments, “Specified Incremental Revolving Credit Commitments”).

(b) The applicable Borrower or Borrowers and each Incremental Revolving Credit Lender shall execute and deliver to the Administrative Agent an Incremental Assumption Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the Incremental Revolving Credit Commitment of such Incremental Revolving Credit Lender. Each Incremental Assumption Agreement shall specify the terms of the Incremental Revolving Credit Commitment and the Incremental Revolving Loans to be made thereunder; provided that (i) without the prior written consent of the Required Lenders, the final maturity date of any Specified Incremental Revolving Credit Commitments shall be no earlier than the Revolving Credit Maturity Date under this Agreement and (ii) terms of any Specified Incremental Revolving Credit Commitments and the Specified Incremental Revolving Loans to be made thereunder, to the extent not consistent with the Revolving Credit Commitments and the Revolving Loans extended under this Agreement, shall be reasonably satisfactory to the Administrative Agent. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Assumption Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Assumption Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Revolving Credit Commitment and the Incremental Revolving Loans evidenced thereby, and the Administrative Agent and the Borrowers may revise this Agreement to evidence such amendments.

(c) Notwithstanding the foregoing, no Incremental Revolving Credit Commitment shall become effective under this Section 2.25 unless, (i) on the date of such effectiveness, the conditions set forth in clauses (b) and (c) of Section 4.01 shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Responsible Officer of the U.S. Borrower, (ii) at the time of, and after giving effect to, the incurrence of the Incremental Revolving Loans to be made under such Incremental Revolving Credit Commitment (assuming the full amount thereof was drawn at such time), Holdings would be in Pro Forma Compliance, (iii) at the time of the effectiveness of such Incremental Revolving Commitments, the aggregate principal amount of Incremental Revolving Credit Commitments (assuming the full amount thereof was drawn at such time), when aggregated with (A) the then outstanding principal amount of all Revolving Credit Commitments (including Incremental Revolving Credit Commitments) and Other Revolving Credit Commitments, in each case, assuming the full amount thereof was drawn at such time and (B) the aggregate outstanding principal amount of all Term Loans, shall not exceed $2,950,000,000; provided, however, that the Borrowers may incur additional Incremental Revolving Credit Commitments so long as, after giving pro forma effect to such incurrence (assuming the full amount thereof was drawn at such time), the Senior Secured Leverage Ratio would not exceed 2.75 to 1.00 and (iv) the Administrative Agent shall have received legal opinions, board resolutions and an officer’s certificate consistent with those delivered on the Restatement Date pursuant to Section 4.02 and such other documents as the Administrative Agent may reasonably request.

(d) Each of the parties hereto hereby agrees that the Administrative Agent may take any and all action as may be reasonably necessary to ensure that all Incremental Revolving Loans (other than Specified Incremental Revolving Loans), when originally made, are included in each Borrowing of outstanding Revolving Loans of the applicable Class on a pro rata basis. This may be accomplished (i) by requiring the outstanding Revolving Loans of the affected Class to be prepaid with the proceeds of a new Revolving Credit Borrowing of such Class, (ii) by causing Lenders of the affected Class to assign portions of their outstanding Revolving Loans of such Class to Incremental Revolving Credit Lenders or (iii) by any combination of the foregoing. Any conversion of Fixed Rate Loans to Daily Rate Loans contemplated in the preceding sentence shall be subject to Section 2.16. If any Incremental Revolving Loan is to be allocated to an existing Interest Period for a Eurocurrency Revolving Credit Borrowing of a Class then, subject to Section 2.07, the interest rate applicable to such Incremental Revolving Loan for the remainder of such Interest Period and the other economic consequences thereof shall be as set out in the applicable Incremental Assumption Agreement.

SECTION 2.26. Incremental Term Loan Commitments. (a) One or more Borrowers may, by written notice to the Administrative Agent from time to time, request Incremental Term Loan Commitments from one or more Incremental Term Lenders, which may include any existing Lender (each of which shall be entitled to agree or decline to participate in its sole discretion); provided that each Incremental Term Lender, if not already a Lender hereunder, shall be subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld). Such notice shall set forth (i) the identity of the Borrower or Borrowers to which the Incremental Term Loan Commitments shall be extended, (ii) the amount of the Incremental Term Loan Commitments being requested, (iii) if the Incremental Term Loan Commitments are requested in an Alternative Currency, the applicable currency, (iv) the date on which such Incremental Term Loan Commitments are requested to become effective (which shall not be less than 10 Business Days nor more than 60 days after the date of such notice, unless otherwise agreed to by the Administrative Agent) and (v) whether such Incremental Term Loan Commitments are commitments to make additional Tranche A Loans, commitments to make additional Tranche B Loans or commitments to make term loans with terms different from the Tranche A Loans and Tranche B Loans (such loans, “Specified Incremental Term Loans” and, such commitments, “Specified Incremental Term Loan Commitments”).

(b) The applicable Borrower or Borrowers and each Incremental Term Lender shall execute and deliver to the Administrative Agent an Incremental Assumption Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the Incremental Term Loan Commitment of such Incremental Term Lender. Each Incremental Assumption Agreement shall specify the terms of the Incremental Term Loan, to be made thereunder, provided that (i) without the prior written consent of the Required Lenders, (x) the final maturity date of any Other Tranche A Loans (as defined below) shall be no earlier than the Tranche A Maturity Date under this Agreement and the weighted average life to maturity of the Other Tranche A Loans shall be no shorter than the weighted average life to maturity of the Tranche A Loans, (y) either (1) the final maturity date of any Other Tranche B Loans (as defined below) shall be no earlier than the Tranche B Maturity Date under this Agreement and the weighted average life to maturity of the Other Tranche B Loans shall be no shorter than the weighted average life to maturity of the Tranche B Loans or (2) the final maturity date of any Other Tranche B Loans shall be no earlier than six years after the Restatement Date and the weighted average life to maturity of the Other Tranche B Loans shall be no shorter 5.70 years and (z) until the date that is 18 months after the Restatement Date, if the initial yield on any Specified Incremental Term Loans (as reasonably determined by the Administrative Agent to be equal to the sum of (A) the margin above the Adjusted LIBO Rate on such Specified Incremental Term Loans (which shall be increased by the amount that any “LIBOR floor” applicable to such Specified Incremental Term Loans on the date such Specified Incremental Term Loans are made would exceed the Adjusted LIBO Rate) that would be in effect for a three-month Interest Period commencing on such date and (B) if such Specified Incremental Term Loans are initially made at a discount or the Lenders making the same receive a fee directly or indirectly from one of the Borrowers or their Affiliates for doing so (the amount of such discount or fee, expressed as a percentage of the Specified Incremental Term Loans, being referred to herein as “OID”), the amount of such OID divided by the lesser of (1) the average life to maturity of such Specified Incremental Term Loans and (2) four) exceeds by more than 50 basis points the sum of (1) the margin then in effect for Tranche B Loans (which shall be the sum of the Applicable Percentage for Tranche B Loans increased by the amount that any “LIBOR floor” applicable to the Tranche B Loans on such date would exceed the Adjusted LIBO Rate) that would be in effect for a three-month Interest Period commencing on such date plus (2) one-quarter of the OID initially paid in respect of such Tranche B Loans (the amount of such excess above 50 basis points being referred to herein as the “Yield Differential”), then the Applicable Percentage for the Tranche B Loans shall automatically be increased by the Yield Differential, effective upon the making of the Specified Incremental Term Loans, (ii) in connection with any incurrence of additional Tranche B Loans, the amounts payable to the Tranche B Lenders on each Tranche B Repayment Date may be adjusted to reflect the incurrence of such additional Tranche B Loans; provided that such adjustment shall not decrease the amounts payable to the Tranche B Lenders in any period after the incurrence of such additional Tranche B Loans and (iii) the other terms of any Specified Incremental Term Loans, to the extent not consistent with the Term Loans extended under this Agreement, shall be reasonably satisfactory to the Administrative Agent. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Assumption Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Assumption Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Term Loan Commitment and the Incremental Term Loans evidenced thereby, and the Administrative Agent and the Borrowers may revise this Agreement to evidence such amendments. For purposes of this Section 2.26(b), “Other Tranche A Loans” shall mean any Specified Incremental Term Loans which (i) have scheduled amortization in excess of 5% per annum in each period of four consecutive fiscal quarters after they are incurred and (ii) when made, have a weighted average life to maturity of less than four years, and “Other Tranche B Loans” shall mean any Specified Incremental Term Loans that are not Other Tranche A Loans.

(c) Notwithstanding the foregoing, no Incremental Term Loan Commitment shall become effective under this Section 2.26 unless, (i) on the date of such effectiveness, the conditions set forth in clauses (b) and (c) of Section 4.01 shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Responsible Officer of the U.S. Borrower, (ii) at the time of, and after giving effect to, the incurrence of the Incremental Term Loans, the aggregate principal amount of Incremental Term Loans, when aggregated with (A) the then outstanding principal amount of all Revolving Credit Commitments (including Incremental Revolving Credit Commitments) and Other Revolving Credit Commitments, in each case, assuming the full amount thereof was drawn at such time and (B) the aggregate outstanding principal amount of all Term Loans, shall not exceed $2,950,000,000; provided, however, that the Borrowers may incur additional Incremental Term Loans so long as, after giving pro forma effect to such incurrence, the Senior Secured Leverage Ratio would not exceed 2.75 to 1.00 and (iv) the Administrative Agent shall have received legal opinions, board resolutions and an officer’s certificate consistent with those delivered on the Restatement Date pursuant to Section 4.02 and such other documents as the Administrative Agent may reasonably request.

(d) Each of the parties hereto hereby agrees that the Administrative Agent may take any and all action as may be reasonably necessary to ensure that all Incremental Term Loans (other than Specified Incremental Term Loans), when originally made, are included in each Borrowing of outstanding Tranche A Loans or Tranche B Loans, as the case may be, on a pro rata basis. This may be accomplished at the discretion of the Administrative Agent by requiring each Borrowing of outstanding Fixed Rate Term Loans to be converted into a Borrowing of Daily Rate Term Loans on the date of each Incremental Term Loan, or by allocating a portion of each Incremental Term Loan to each Borrowing of outstanding Fixed Rate Term Loans on a pro rata basis, even though as a result thereof such Incremental Term Loan may effectively have a shorter Interest Period than the Term Loans included in the Borrowing of which they are a part (and notwithstanding any other provision of this Agreement that would prohibit such an initial Interest Period). Any conversion of Fixed Rate Term Loans to Daily Rate Term Loans required by the preceding sentence shall be subject to Section 2.16. If any Incremental Term Loan is to be allocated to an existing Interest Period for a Fixed Rate Term Borrowing then, subject to Section 2.07, the interest rate applicable to such Incremental Term Loan for the remainder of such Interest Period and the other economic consequences thereof shall be as set out in the applicable

Incremental Assumption Agreement. In addition, to the extent that any Incremental Term Loans are Tranche A Loans or Tranche B Loans, the scheduled amortization payments, under Section 2.11(a)(i) or (ii), as the case may be, required to be made after the making of such Incremental Term Loans shall be ratably increased by the aggregate principal amount of such Incremental Term Loans.

ARTICLE III

Representations and Warranties

Each of Holdings and each Borrower, with respect to itself and the Subsidiaries, represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Bank and each of the Lenders that:

SECTION 3.01. Organization; Powers. Each of Holdings, each Borrower and the Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect and (d) has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of the Borrowers, to borrow hereunder.

SECTION 3.02. Authorization. The execution, delivery and performance by the Loan Parties of the Loan Documents to which each is or will be a party and the consummation by the Loan Parties of the Transactions (including the borrowings by the Borrowers hereunder) (a) have been duly authorized by all requisite corporate, partnership and, if required, stockholder and partner action and (b) will not (i) violate (x) any provision of law, statute, rule or regulation in any material respect, or of the certificate or articles of incorporation, partnership agreements or other constitutive documents or by-laws of Holdings, any Borrower or any Subsidiary, (y) any order of any Governmental Authority or (z) any provision of any indenture, agreement or other instrument to which Holdings, any Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound in any material respect, (ii) or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings, any Borrower or any Subsidiary (other than any Lien created hereunder or under the Security Documents).

SECTION 3.03. Enforceability. This Agreement has been duly executed and delivered by Holdings and each Borrower and constitutes, and each other Loan Document when executed and delivered by each Loan Party party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

SECTION 3.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except (a) for the filing of Uniform Commercial Code financing statements, (b) for such as have been made or obtained and are in full force and effect and (c) where the failure to obtain such consent or approval to make such registration or filing or other action, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

SECTION 3.05. Financial Statements. The U.S. Borrower has heretofore furnished to the Lenders its consolidated balance sheets and statements of income, stockholder’s equity and cash flows as of and for the fiscal year ended December 31, 2012, audited by and accompanied by the opinion of KPMG LLP, independent public accountants. Such financial statements present fairly the financial condition and results of operations and cash flows of the U.S. Borrower and its consolidated Subsidiaries as of such date and for such period. Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of the U.S. Borrower and its consolidated Subsidiaries as of the date thereof. Such financial statements were prepared in accordance with GAAP applied on a consistent basis.

SECTION 3.06. No Material Adverse Change. No event, change or condition has occurred that has had a material adverse effect on the business, assets, operations or financial condition, of Holdings, the U.S. Borrower and the Subsidiaries, taken as a whole, since December 31, 2012.

SECTION 3.07. Title to Properties. Each of Holdings, each Borrower and the Subsidiaries has good and marketable title to, or valid leasehold interests in, all its material properties and assets necessary for the conduct of its business, except for minor defects in title that do not interfere in any material respect with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by Section 6.02.

SECTION 3.08. Subsidiaries. Schedule 3.08 sets forth as of the date hereof a list of all subsidiaries of Holdings, the percentage ownership interest of Holdings, the U.S. Borrower or other Subsidiaries therein and, if applicable, whether such Subsidiary is an Immaterial Subsidiary or an Investment Subsidiary. The shares of capital stock or other ownership interests so indicated on Schedule 3.08 are fully paid and non-assessable and are owned by Holdings or the U.S. Borrower, directly or indirectly, free and clear of all Liens (other than Liens created under the Security Documents).

SECTION 3.09. Litigation; Compliance with Laws. (a) Except as set forth on Schedule 3.09, there are not any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of Holdings or any Borrower, threatened against or affecting Holdings or any Borrower or any Subsidiary or any business, property or rights of any such person (i) that involve any Loan Document or the Transactions or (ii) that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(b) Since the date hereof, there has been no change in the status of the matters disclosed on Schedule 3.09 that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

(c) None of Holdings, the U.S. Borrower or any of the Subsidiaries or any of their respective material properties or assets is in violation of, nor will the continued operation of their material properties and assets as currently conducted violate, any law, rule or regulation, or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect.

SECTION 3.10. Agreements. None of Holdings, the U.S. Borrower or any of the Subsidiaries is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Material Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be expected to result in a Material Adverse Effect.

SECTION 3.11. Federal Reserve Regulations. (a) None of Holdings, the U.S. Borrower or any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

(b) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of the provisions of Regulation T, U or X.

SECTION 3.12. Investment Company Act. None of Holdings, the U.S. Borrower or any Subsidiary (other than any Investment Subsidiary) is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

SECTION 3.13. Patriot Act; FCPA; OFAC. (a) To the extent applicable, Holdings, the U.S. Borrower and the Subsidiaries are in compliance, in all material respects, with (i) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the USA PATRIOT Act. No part of the proceeds of the Loans will be used by Holdings, the U.S. Borrower or any of the Subsidiaries, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

(b) None of Holdings, the U.S. Borrower or any Subsidiary or, to the knowledge of Holdings or the U.S. Borrower, any director, officer, agent, employee or Affiliate of Holdings, the Borrower or any Subsidiary as of the Restatement Date, (i) is a person on the list of “Specially Designated Nationals and Blocked Persons” or (ii) is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department; and none of Holdings, the U.S. Borrower or any Subsidiary will use the proceeds of the Loans for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

SECTION 3.14. Use of Proceeds. The Borrowers will use the proceeds of the Loans (other than Incremental Revolving Loans, Other Revolving Loans and Incremental Term Loans) and will request the issuance of Letters of Credit only for the purposes specified in the preliminary statement to this Agreement.

SECTION 3.15. Tax Returns. Each of Holdings, the U.S. Borrower and the Subsidiaries has filed or caused to be filed all Federal and all material state, local and foreign Tax returns or materials required to have been filed by it and has paid or caused to be paid all material Taxes due and payable by it and all material assessments received by it, except Taxes that are being contested in good faith by appropriate proceedings and for which Holdings, the U.S. Borrower or such Subsidiary, as applicable, shall have set aside on its books adequate reserves.

SECTION 3.16. No Material Misstatements. None of (a) the Confidential Information Memorandum or (b) any other information, report, financial statement, exhibit or schedule furnished in writing by or on behalf of Holdings or any Borrower to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not materially misleading as of the time when made or delivered; provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, each of Holdings and each Borrower represents only that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such information, report, financial statement, exhibit or schedule.

SECTION 3.17. Employee Benefit Plans. (a) Each of the U.S. Borrower and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder except for such non compliance as could not reasonably be expected to result in a Material Adverse Effect. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in a Material Adverse Effect. The present value of all benefit liabilities under all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the last annual valuation dates applicable thereto, exceed the fair market value of the assets of all such underfunded Plans by an amount that could reasonably be expected to result in a Material Adverse Effect.

(b) Each Foreign Pension Plan is in compliance in all material respects with all requirements of law applicable thereto and the respective requirements of the governing documents for such plan except to the extent such non compliance could not reasonably be expected to result in a Material Adverse Effect. With respect to each Foreign Pension Plan, none of Holdings, the U.S. Borrower, the Subsidiaries or any of their respective directors, officers, employees or agents has engaged in a transaction that would subject Holdings, the U.S. Borrower or any of the Subsidiaries, directly or indirectly, to a tax or civil penalty that could reasonably be expected to result in a Material Adverse Effect. With respect to each Foreign Pension Plan, reserves have been established in the financial statements furnished to Lenders in respect of any unfunded liabilities in accordance with applicable law and prudent business practice or, where required, in accordance with ordinary accounting practices in the jurisdiction in which such Foreign Pension Plan is maintained, except for such failure as could not reasonably be expected to result in a Material Adverse Effect. The aggregate unfunded liabilities, with respect to such Foreign Pension Plans could not reasonably be expected to result in a Material Adverse Effect. There are no actions, suits or claims (other than routine claims for benefits) pending or threatened against Holdings or any of its Affiliates with respect to any Foreign Pension Plan which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

SECTION 3.18. Insurance. The U.S. Borrower and its Subsidiaries have insurance in such amounts and covering such risks and liabilities as are in accordance with normal industry practice.

SECTION 3.19. Security Documents. The Guarantee and Pledge Agreement creates in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Guarantee and Pledge Agreement) and the proceeds thereof and (a) assuming the Collateral Agent maintains possession of the Pledged Stock (as defined in the Guarantee and Pledge Agreement), the Lien created under Guarantee and Pledge Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Loan Parties in such Pledged Stock, in each case prior and superior in right to any other person, and (b) assuming financing statements in appropriate form have been filed in the offices specified on Schedule 3.19(a), the Lien created under the Guarantee and Pledge Agreement will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Collateral other than the Pledged Stock, in each case prior and superior in right to any other person, other than with respect to Liens expressly permitted by Section 6.02.

ARTICLE IV

Conditions of Lending

SECTION 4.01. All Credit Events. The obligations of the Lenders (including the Swingline Lenders) to make Loans and of the Issuing Bank to issue, amend, extend or renew any Letter of Credit (each such event being called a “Credit Event”) are subject to the satisfaction of the following conditions on the date of each Credit Event:

(a) The Administrative Agent shall have received a notice of such Borrowing as required by Section 2.03 (or such notice shall have been deemed given in accordance with Section 2.03) or, in the case of the issuance, amendment, extension or renewal of a Letter of Credit, the Issuing Bank and the Administrative Agent shall have received a notice requesting the issuance, amendment, extension or renewal of such Letter of Credit as required by Section 2.23(b) or, in the case of the Borrowing of a Swingline Loan, the applicable Swingline Lender shall have received a notice requesting such Swingline Loan as required by Section 2.22(b).

(b) The representations and warranties set forth in Article III hereof and in each other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Event with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

(c) At the time of and immediately after such Credit Event, no Event of Default or Default shall have occurred and be continuing.

Each Credit Event shall be deemed to constitute a representation and warranty by each Borrower and Holdings on the date of such Credit Event as to the matters specified in paragraphs (b) and (c) of this Section 4.01.

SECTION 4.02. Restatement Date. The amendment and restatement of the Existing Credit Agreement in the form of this Agreement pursuant to the Amendment and Restatement Agreement is subject to the satisfaction of the following conditions:

(a) The Administrative Agent shall have received, on behalf of itself, the Lenders and the Issuing Bank, a favorable written opinion of (i) the General Counsel or Assistant General Counsel of the U.S. Borrower, in form and substance reasonably satisfactory to the Administrative Agent, (ii) Simpson Thacher & Bartlett LLP, counsel for Holdings and the Borrowers, in form and substance reasonably satisfactory to the Administrative Agent and (iii) each foreign counsel listed on Schedule 4.02(a), in form and substance reasonably satisfactory to the Administrative Agent, in each case (x) dated on the Restatement Date, (y) addressed to the Issuing Bank, the Administrative Agent and the Lenders and (z) covering such other matters relating to the Loan Documents and the Transactions as the Administrative Agent shall reasonably request, and Holdings and the Borrowers hereby request such counsel to deliver such opinions.

(b) The Administrative Agent shall have received (i) a copy of the certificate, articles of incorporation or partnership agreement (or comparable organizational document), including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State (or comparable entity) of the jurisdiction of its organization, and a certificate as to the good standing (where such concept is applicable) of each Loan Party as of a recent date, from such Secretary of State (or comparable entity); (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated on the Restatement Date and certifying (w) that attached thereto is a true and complete copy of the by-laws (or comparable organizational document) of such Loan Party as in effect on the Restatement Date and at all times since a date prior to the date of the resolutions described in clause (x) below, (x) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors or partners (or comparable governing body) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrowers, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (y) that the certificate, articles of incorporation or partnership agreement (or comparable organizational document) of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above and (z) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; and (iv) such other documents as the Administrative Agent may reasonably request.

(c) The Administrative Agent shall have received a certificate, dated on or shortly prior to the Restatement and signed by a Responsible Officer of the U.S. Borrower, confirming compliance with the conditions precedent set forth in paragraph (f) of this Section 4.02.

(d) The Administrative Agent shall have received a certificate of a Financial Officer of Holdings, in form and substance reasonably satisfactory to the Administrative Agent, to the effect that Holdings and its Subsidiaries, on a consolidated basis after giving effect to the Transactions and the other transactions contemplated hereby, are solvent.

(e) The Administrative Agent shall have received all Fees, and other amounts due and payable on or prior to the Restatement Date, including, to the extent invoiced two days prior to the Restatement Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.

(f) (i) The representations and warranties set forth in Article III shall be true and correct in all material respects on the Restatement Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date and (ii) no Default or Event of Default shall have occurred and be continuing.

(g) The Existing Term Loan Refinancing shall have occurred (or shall occur substantially concurrently with the Restatement Date) and immediately after giving effect to the Transactions, including the Senior Notes Offering and the Existing Term Loan Refinancing referred to in this paragraph, Holdings and its Subsidiaries shall have outstanding no Indebtedness for borrowed money, Hedge Agreements or preferred stock other than (a) Indebtedness outstanding under this Agreement, (b) the Senior Notes and (c) Indebtedness set forth on Schedule 6.01(a).

(h) The Administrative Agent and the Lenders shall have received, at least five Business Days prior to the Restatement Date, all documentation and other information reasonably requested by them that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

ARTICLE V

Affirmative Covenants

Each of Holdings and each Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, each of Holdings and each Borrower will, and will cause each of the Subsidiaries to:

SECTION 5.01. Existence; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under Section 6.04.

(b) Except as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect: (i) do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names necessary to the conduct of its business; (ii) comply in all material respects with all applicable laws, rules, regulations and decrees and orders of any Governmental Authority, including Environmental Laws, whether now in effect or hereafter enacted; and (iii) at all times maintain and preserve all property necessary to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

SECTION 5.02. Insurance. Keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; and maintain such other insurance as may be required by law.

SECTION 5.03. Obligations and Taxes. Pay its Material Indebtedness and other material obligations promptly and in accordance with their terms and pay and discharge promptly when due all material Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful material claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such Tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the U.S. Borrower shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation, Tax, assessment or charge and enforcement of a Lien.

SECTION 5.04. Financial Statements, Reports, etc. In the case of Holdings, furnish to the Administrative Agent (which shall furnish such statements, certificates or other documents received pursuant to this Section 5.04 to each Lender and Issuing Bank):

(a) within 90 days after the end of each fiscal year, its consolidated balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition of Holdings and its consolidated subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such consolidated subsidiaries during such year, together with comparative figures for the immediately preceding fiscal year, all audited by KPMG LLP or other independent public accountants of recognized national standing and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such consolidated financial statements fairly present the financial condition and results of operations of Holdings and its consolidated subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

(b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, its consolidated balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition of Holdings and its consolidated subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such consolidated subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, and comparative figures for the same periods in the immediately preceding fiscal year, all certified by one of its Financial Officers as fairly presenting the financial condition and results of operations of Holdings and its consolidated subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments;

(c) concurrently with any delivery of financial statements under paragraph (a) or (b) above, a certificate of a Financial Officer (i) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto, (ii) setting forth the calculation and uses of the Available Investment Amount for the fiscal period then ended and (iii) setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating compliance with the covenants contained in Sections 6.08 and 6.09 and, in the case of a certificate delivered with the financial statements required by paragraph (b) above for the period ending on June 30 of each year, setting forth Holdings’ calculation of Excess Cash Flow;

(d) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default or Event of Default (which certificate may be limited to the extent required by accounting rules or guidelines);

(e) no later than 60 days after the end of each fiscal year of Holdings, a detailed consolidated budget for the then current fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flows as of the end of and for such fiscal year and setting forth the assumptions used for purposes of preparing such budget) and, promptly when available, any significant revisions of such budget;

(f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by Holdings, the U.S. Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed to its shareholders, as the case may be;

(g) promptly, following a request by any Lender, provide all documentation and other information that such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act; and

(h) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of Holdings, the U.S. Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.

The U.S. Borrower and Holdings hereby acknowledge and agree that all financial statements and certificates furnished pursuant to paragraphs (a), (b), (c) and (d) above are hereby deemed to be Borrower Materials suitable for distribution, and to be made available, to Public Lenders as contemplated by Section 9.01(c) and may be treated by the Administrative Agent and the Lenders as if the same had been marked “PUBLIC” in accordance with such section.

SECTION 5.05. Litigation and Other Notices. Furnish to the Administrative Agent (which shall furnish such notice to each Lender and Issuing Bank) prompt written notice of the following:

(a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto;

(b) the filing or commencement of, or any written threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against Holdings, the U.S. Borrower or any Subsidiary that could reasonably be expected to result in a Material Adverse Effect; and

(c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of Holdings, the U.S. Borrower and the Subsidiaries in an aggregate amount exceeding $15,000,000; and

(d) any other development that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

SECTION 5.06. Information Regarding Collateral. Furnish to the Administrative Agent prompt written notice of any change (i) in any Loan Party’s corporate name, (ii) in the jurisdiction of organization or formation of any Loan Party, (iii) in any Loan Party’s identity or corporate structure or (iv) in any Loan Party’s Federal Taxpayer Identification Number. Holdings and the U.S. Borrower agree not to effect or permit any change referred to in the preceding sentence unless all actions required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral have been taken.

SECTION 5.07. Maintaining Records; Access to Properties and Inspections. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all material requirements of law are made of all dealings and transactions in relation to its business and activities. Each Loan Party will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender to visit and inspect the financial records and the properties of Holdings, the U.S. Borrower or any Subsidiary at reasonable times and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any representatives designated by the Administrative Agent or any Lender to discuss the affairs, finances and condition of Holdings, the U.S. Borrower or any Subsidiary with the officers thereof and independent accountants therefor. Without limiting the foregoing, Holdings and the U.S. Borrower agree to discuss their affairs, finances and condition in conference calls with Lenders at such times and at such intervals (but no more frequently than on a quarterly basis within one week after the date of delivery of financial statements required by Sections 5.04(a) and (b)) as shall be requested in writing by the Administrative Agent or the Required Lenders.

SECTION 5.08. Use of Proceeds. Use the proceeds of the Loans and request the issuance of Letters of Credit only for the purposes described in Section 3.16, in any Incremental Assumption Agreement (with respect to Incremental Revolving Loans and Incremental Term Loans) or in any Loan Modification Agreement (with respect to Other Revolving Loans).

SECTION 5.09. Further Assurances. (a) Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements) that may be required under applicable law, or that the Required Lenders, the Administrative Agent or the Collateral Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and priority of the security interests created or intended to be created by the Security Documents. The U.S. Borrower will cause any subsequently acquired or organized Significant Domestic Subsidiary (other than an Immaterial Subsidiary, an Investment Subsidiary, a Securitization Subsidiary and a Specified Subsidiary), or any Domestic Subsidiary that ceases to be an Immaterial Subsidiary, an

Investment Subsidiary or a Specified Subsidiary and qualifies as a Significant Domestic Subsidiary, to become party to the Guarantee and Pledge Agreement and each other applicable Loan Document; provided that no such Significant Domestic Subsidiary that is not “100% owned” (as defined in Rule 3-10(h)(i) of Regulation S-X of Securities Act of 1933) shall be required at any time to Guarantee any of the Obligations to the extent that such a Guarantee would, directly or indirectly, result in Holdings or the U.S. Borrower being required to file separate financial statements of each of the Subsidiary Guarantors with the SEC and such separate financial statements are not otherwise being provided to the SEC at such time; provided, further, that the Guarantee of any Obligations by any such Significant Domestic Subsidiary shall be automatically released if such release is necessary to comply with the immediately preceding proviso.

(b) Within five Business Days (or such later time as may be agreed to by the Administrative Agent) after the consummation of any Foreign Restructuring Transaction that results in a Foreign Subsidiary other than Luxco or Jerseyco being the principal Foreign Subsidiary holding company for the non-U.S. businesses of Holdings, cause such Foreign Subsidiary to Guarantee the Obligations of the Borrowers (other than any Borrower that is a U.S. Person), on terms and conditions reasonably satisfactory to the Administrative Agent; provided that upon any such Guarantee by a Foreign Subsidiary of the Obligations of the Borrowers (other than any Borrower that is a U.S. Person), the Guarantee of Luxco or Jerseyco, as the case may be, shall be released.

ARTICLE VI

Negative Covenants

Each of Holdings and each Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document have been paid in full and all Letters of Credit have been cancelled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing:

SECTION 6.01. Indebtedness. Holdings and the Borrowers will not cause or permit any of the Non-Guarantor Subsidiaries to incur, create, assume or permit to exist any Indebtedness, except:

(a) Indebtedness existing on the date hereof and set forth in Schedule 6.01(a) and any extensions, renewals or replacements of such Indebtedness to the extent the principal amount of such Indebtedness is not increased and neither the final maturity nor the weighted average life to maturity of such Indebtedness is shortened;

(b) intercompany Indebtedness of the Non-Guarantor Subsidiaries to the extent permitted by Section 6.03(c);

(c) Indebtedness under Performance Bonds or with respect to workers’ compensation claims, in each case incurred in the ordinary course of business;

(d) Melody Permitted Indebtedness, Indebtedness under the CBRE Loan Arbitrage Facility, Exempt Construction Loans, Indebtedness in respect of any Permitted Receivables Securitization and Non-Recourse Indebtedness;

(e) Indebtedness of any person existing at the time such person is acquired by the U.S. Borrower or a Subsidiary in connection with a Permitted Acquisition and not incurred in anticipation or contemplation thereof and any extensions, renewals or replacements of such Indebtedness to the extent the principal amount of such Indebtedness is not increased and neither the final maturity nor the weighted average life to maturity of such Indebtedness is shortened; and

(f) Non-Guarantor Subsidiaries may incur Indebtedness at any time if, after giving effect thereto, the aggregate principal amount of all Indebtedness incurred by Non-Guarantor Subsidiaries pursuant to this paragraph (f) and outstanding at such time does not exceed 7.5% of Total Assets at such time (after giving pro forma effect to any assets to be acquired in connection with the incurrence of such Indebtedness).

SECTION 6.02. Liens. Holdings and the Borrowers will not, nor will they cause or permit any of the Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or assets (including Equity Interests or other securities of any person, including any Subsidiary) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except:

(a) Liens on property or assets of the U.S. Borrower and its Subsidiaries existing on the date hereof and set forth in Schedule 6.02(a); provided that such Liens shall secure only those obligations which they secure on the date hereof and extensions, renewals and replacements thereof permitted hereunder;

(b) any Lien created under the Loan Documents;

(c) any Lien existing on any property or asset prior to the acquisition thereof by the U.S. Borrower or any Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition and (ii) such Lien does not apply to any other property or assets of the U.S. Borrower or any Subsidiary;

(d) Liens for Taxes, fees, assessments or other governmental charges not yet due, or if material, which are being contested in compliance with Section 5.03;

(e) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business and securing obligations that are not due and payable, or if material, which are being contested in compliance with Section 5.03;

(f) pledges and deposits made in the ordinary course of business in compliance with workmen’s compensation, unemployment insurance and other social security laws or regulations;

(g) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(h) zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the U.S. Borrower or any of its Subsidiaries;

(i) Liens arising out of judgments or awards in respect of which Holdings, the U.S. Borrower or any of the Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review in respect of which there shall be secured a subsisting stay of execution pending such appeal or proceedings;

(j) Liens on investments made by Melody in connection with the Melody Loan Arbitrage Facility to secure Indebtedness under the Melody Loan Arbitrage Facility, if such investments were acquired by Melody with the proceeds of such Indebtedness;

(k) Liens on investments made by the U.S. Borrower or CBRE, Inc. in connection with the CBRE Loan Arbitrage Facility to secure Indebtedness under the CBRE Loan Arbitrage Facility, if such investments were acquired by the U.S. Borrower or CBRE, Inc., as the case may be, with the proceeds of such Indebtedness;

(l) Liens on mortgage loans originated and owned or held by Melody or any Mortgage Banking Subsidiary pursuant to any Melody Mortgage Warehousing Facility or the Melody Repo Arrangement, and Liens in connection with Melody Lending Program Securities;

(m) Liens on Receivables securing any Permitted Receivables Securitization;

(n) any Lien existing on any property or asset of any person that exists at the time such person becomes a Subsidiary; provided that (i) such Lien was not created in contemplation of or in connection with such acquisition and (ii) such Lien does not apply to any property or assets of the U.S. Borrower or any other Subsidiary;

(o) Liens arising solely by virtue of any statutory, common law or contractual provision relating to bankers’ liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution or relating to Liens on brokerage accounts;

(p) Liens on the assets or Equity Interests of an Investment Subsidiary to secure Exempt Construction Loans, Non-Recourse Indebtedness and Guarantees thereof;

(q) Liens on the Collateral securing Indebtedness otherwise permitted to be incurred under this Agreement (such Indebtedness being referred to herein as “Additional Secured Indebtedness”), which Liens may be pari passu with, or junior to, the Liens granted to the Secured Parties under the Security Documents, pursuant to an intercreditor agreement entered into by the holders of such Additional Secured Indebtedness, or a trustee or other representative on their behalf, the Administrative Agent and the Collateral Agent for the benefit of the Secured Parties, which shall be substantially in the form of (i) in the case of Liens intended to rank pari passu with the Liens securing the Obligations, Exhibit H-1 or such other form as shall be approved by the Administrative Agent (the “First Lien Intercreditor Agreement”) or (ii) in the case of Liens intended to rank junior to the Liens securing the Obligations, Exhibit H-2 or such other form as shall be approved by the Administrative Agent (the “Second Lien Intercreditor

Agreement”); provided that such Liens shall be permitted only if (i) such Additional Secured Indebtedness is used to prepay Term Loans of any Class pursuant to Section 2.12 or, if, after giving effect thereto, the Senior Secured Leverage Ratio would be less than 2.75 to 1.00 and (ii) such Additional Secured Indebtedness (x) matures on or after the 180th day following the latest final maturity date for any of the Term Loans, (y) has no scheduled amortization, payments of principal, sinking fund payments or similar scheduled payments (other than regularly scheduled payments of interest) prior to the 180th day following the latest final maturity date for any of the Term Loans and (z) contains no financial “maintenance” covenants;

(r) any Lien in relation to personal property acquired by the New Zealand Borrower in the ordinary course of its normal business; provided that such Lien shall be permitted only if (i) it is given by the New Zealand Borrower (as buyer) in favor of a seller of the personal property, (ii) it secures (and only secures) all or part of the purchase price for the personal property and (iii) it is discharged within 60 days of its creation;

(s) any security in relation to personal property acquired by the New Zealand Borrower that is created or provided for by (i) a transfer of an account receivable or chattel paper, (ii) a lease for a term of more than 1 year, or (iii) a commercial consignment, that does not secure payment or performance of an obligation (all terms used in paragraphs (r) and (s) of this Section 6.02 and not defined in this Agreement have the meaning specified thereto in the New Zealand Personal Property Securities Act 1999); and

(t) other Liens not permitted by the foregoing; provided that, at the time of the incurrence thereof, neither the obligations secured thereby nor the aggregate fair market value of the assets subject thereto shall exceed 5% of Total Assets at the time.

SECTION 6.03. Investments, Loans and Advances. Holdings and the Borrowers will not, nor will they cause or permit any of the Subsidiaries to, purchase, hold or acquire any Equity Interests, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other person (other than investments in insurance contracts pursuant to the Deferred Compensation Plan), except:

(a) (i) investments by Holdings, the U.S. Borrower and the Subsidiaries existing on the date hereof in the Equity Interests of the U.S. Borrower and the Subsidiaries (other than D&I Subsidiaries, except to the extent permitted under clause (p) of this Section), (ii) additional investments by Holdings, the U.S. Borrower and the Subsidiaries in the Equity Interests of the Loan Parties (other than Melody or any Investment Subsidiary, except to the extent such investments are made in the ordinary course of business or are being made through Melody or such Investment Subsidiary as part of a series of substantially concurrent transactions involving an investment in another person that is separately permitted by this Section 6.03); provided that, any such Equity Interests held by Holdings, the U.S. Borrower or any Subsidiary Guarantor shall be pledged pursuant to the Guarantee and Pledge Agreement to the extent required thereby (provided that no Loan Party shall be required to pledge more than 65% of the voting Equity Interests of any Foreign Subsidiary to secure Domestic Obligations); (iii) the transfers of Equity Interests contemplated by the definition of the term “Foreign Restructuring Transaction” and related intercompany loans made in connection with the consummation thereof; and (iv) the transfers of Equity Interests and intercompany loans described on Schedule 6.03(a).

(b) Permitted Investments;

(c) investments, loans or advances made by (i) any Loan Party in or to any other Loan Party or (ii) any Non-Guarantor Subsidiary in or to any other Non-Guarantor Subsidiary or any Loan Party; provided, however, that no Loan Party shall make any investment, loan or advance in or to Melody or any Investment Subsidiary, except (x) investments, loans and advances (including pursuant to intercompany cash management arrangements) made in the ordinary course of business), and (y) investments, loans or advances made through Melody or such Investment Subsidiary as part of a series of substantially concurrent transactions involving an investment in another person that is separately permitted by this Section 6.03;

(d) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(e) Holdings, the U.S. Borrower and the Subsidiaries may make loans and advances in the ordinary course of business to their respective employees for moving, arrival, promotion or retention incentives, entertainment and travel expenses, drawing accounts and similar expenditures;

(f) the Borrowers and the Subsidiaries may enter into Hedging Agreements that are not speculative in nature;

(g) the U.S. Borrower or any Subsidiary may acquire all or substantially all the assets of a person or line of business of such person, or all or substantially all of the Equity Interests of a person that as a result becomes a wholly owned Subsidiary (referred to herein as the “Acquired Entity”, which, in the case of an acquired entity engaged in the investment management business, asset management or a real estate related business, shall be deemed to include the acquisition of any direct or indirect investments (including co-investments) in any funds, public or private investment vehicles and separate accounts (“Acquired Investment Entities”), directly or indirectly managed by such Acquired Entity, the U.S. Borrower or any of their respective subsidiaries regardless of the Acquired Entity’s, the U.S. Borrower’s or subsidiary’s percentage ownership interest in such Acquired Investment Entities); provided that (i) such acquisition was not preceded by an unsolicited tender offer for such Equity Interests by, or proxy contest initiated by, Holdings, the U.S. Borrower or any Subsidiary, (ii) the Acquired Entity shall be a going concern and shall be in a similar or complementary line of business as that of the U.S. Borrower and the Subsidiaries as conducted during the current and most recent calendar year and (iii) at the time of such transaction (x) both before and after giving effect thereto, no Event of Default or Default shall have occurred and be continuing and (y) after giving effect thereto Holdings would be in Pro Forma Compliance (any acquisition of an Acquired Entity meeting all the criteria of this Section 6.03(g) being referred to herein as a “Permitted Acquisition”);

(h) investments made by CBRE, Inc., Melody and its subsidiaries in connection with the Melody Loan Arbitrage Facility, any Melody Mortgage Warehousing Facility, the Melody Repo Arrangement or Melody Lending Program Securities;

(i) investments made by the U.S. Borrower and CBRE, Inc. in connection with the CBRE Loan Arbitrage Facility;

(j) investments to the extent consisting of noncash consideration received in connection with a sale of assets permitted by Section 6.04;

(k) investments by Holdings, the U.S. Borrower and the Subsidiaries existing on the date hereof and listed on Schedule 6.03(k);

(l) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods and services in the ordinary course of business;

(m) investments in, and loans and advances to, a Specified Subsidiary in an aggregate amount (determined without regard to any write-downs or write-offs of such investments, loans and advances) not to exceed $100,000,000 in the aggregate outstanding at any time;

(n) advances made by Melody, by an Affiliate of Melody or on behalf of Melody, or through Melody’s servicing joint venture, in each case in such person’s role as “master servicer” with respect to certain collateralized mortgage-backed securities or collateralized debt obligations (“CMBS”), so long as (i) such advances are funded by drawings under a Melody Mortgage Warehousing Facility (as amended for this purpose) or other similar lending facilities established for such purposes and (ii) the repayment of such advances and the practices and protections afforded in connection therewith are consistent with market terms typically applicable to such master servicer advances (including superpriority of payment and/or guarantees applicable to such CMBS);

(o) investments arising in connection with any Permitted Receivables Securitization;

(p) investments in, and loans and advances to, the D&I Subsidiaries so long as the aggregate amount of investments, loans and advances made (whether before, on or after the date hereof) in or to the D&I Subsidiaries and outstanding under this paragraph (p) at any time (determined without regard to any write-downs or write-offs thereof, but net of all returns of capital or principal thereon) does not exceed the sum of (i) the aggregate amount of such investments, loans and advances set forth on Schedule 6.03(p) and (ii) $275,000,000;

(q) investments in, and loans and advances to, a Non-Guarantor Subsidiary, the proceeds of which are used to provide the funding for a substantially concurrent Permitted Acquisition by such Non-Guarantor Subsidiary or one of its Subsidiaries;

(r) Permitted Co-investments;

(s) Investments existing at the time any person is acquired in connection with a Permitted Acquisition and not created in contemplation of such Permitted Acquisition;

(t) Investments in the form of mergers and other transactions permitted by Section 6.04;

(u) so long as no Default or Event of Default shall have occurred and be continuing or result therefrom, investments in, and loans and advances to CBRE Clarion, the proceeds of which are used by CBRE Clarion substantially concurrently to purchase or otherwise acquire CBRE Clarion Units, pursuant to, and on the terms and conditions of, the Management Subscription Agreements;

(v) so long as no Default or Event of Default shall have occurred and be continuing or result therefrom, loans and advances to directors and employees of CBRE Clarion or its subsidiaries, the proceeds of which are used by such directors and employees substantially concurrently to purchase CBRE Clarion Units from CBRE Clarion or its subsidiaries, pursuant to, and on the terms and conditions of, the Management Subscription Agreements or similar arrangements related to other transactions ; provided that the aggregate principal amount of such loans and advances outstanding at any time shall not exceed $50,000,000;

(w) so long as no Default or Event of Default shall have occurred and be continuing or result therefrom, any investment from time to time by the U.S. Borrower or any Subsidiary in, loans or advances by the U.S. Borrower or any Subsidiary to, or any Guarantee by the U.S. Borrower or any Subsidiary of the Indebtedness of, a Co-investment Vehicle or separate account or investment program managed, operated or sponsored by an Investment Subsidiary, and loans and advances to employees of the U.S. Borrower or any Subsidiary to finance such employees’ co-investments (which loans or advances are secured by such employees’ co-investment interest), in an aggregate amount at any time outstanding (determined without regard to any write-downs or write-offs of such investments, loans or advances, but not of all returns of capital or principal thereon) not to exceed $150,000,000;

(x) so long as no Default or Event of Default shall have occurred and be continuing or result therefrom, any investment from time to time by the U.S. Borrower and the Subsidiaries in joint ventures; provided that (i) the Senior Secured Leverage Ratio (after giving pro forma effect to such investment) would be less than 2.75 to 1.00 and (ii) any such joint venture is engaged in any business in which the U.S. Borrower and the Subsidiaries were engaged on the Restatement Date or any business related, ancillary or complementary to any business in which U.S. Borrower and the Subsidiaries were engaged on the Restatement Date; and

(y) in addition to investments permitted by paragraphs (a) through (w) above, additional investments, loans and advances by the U.S. Borrower and the Subsidiaries so long as the aggregate amount invested, loaned or advanced pursuant to this paragraph (y) on or after the date hereof (determined without regard to any write-downs or write-offs of such investments, loans and advances, but net of all returns of capital or principal thereon) does not exceed the sum of (i) $250,000,000 and (ii) the Available Investment Amount.

SECTION 6.04. Mergers, Consolidations, Sales of Assets and Acquisitions. (a) Holdings and the Borrowers will not, nor will they cause or permit any of the Subsidiaries to, merge into or consolidate with any other person, or permit any other person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all the assets (whether now owned or hereafter acquired) of the U.S. Borrower, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or substantially all of the assets of any other person, except that if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing (i) any Subsidiary may (x) merge into the U.S. Borrower in a transaction in which the U.S. Borrower is the surviving corporation, (y) liquidate or dissolve into the U.S. Borrower or (z) dispose of all or substantially all its assets to the U.S. Borrower, in each case, so long as no person other than the U.S. Borrower or a wholly owned Subsidiary of any Borrower receives any consideration, (ii) any Subsidiary may (x) merge into or consolidate with any other Subsidiary in a transaction in which the surviving entity is a Subsidiary, (y) liquidate or dissolve into any other Subsidiary or (z) dispose of all or substantially all of its assets to any other Subsidiary, in each case, so long as no person other than the U.S. Borrower or a wholly owned Subsidiary receives any consideration (provided that, if any party to any such transaction is a Loan Party, the surviving entity of, or transferee in, such transaction shall be a Loan Party, and provided further that, if both parties to any such transaction are Loan Parties, but one is Melody or an Investment Subsidiary, the surviving entity of, or transferee in, such transaction may not be Melody or such Investment Subsidiary), (iii) any Immaterial Subsidiary may be liquidated or dissolved and (iv) the U.S. Borrower and the Subsidiaries may make Permitted Acquisitions.

(b) Holdings and the Borrowers will not, nor will they cause or permit any of the Subsidiaries to, engage in any other Asset Sale except:

(i) (x) any such Asset Sale the consideration for which is at least 75% cash and (y) such consideration is at least equal to the fair market value of the assets being sold, transferred, leased or disposed of; provided, however, that any Designated Non-Cash Consideration received by Holdings, the Borrowers or such Subsidiaries in respect of such Asset Sale having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this proviso that is at that time outstanding, not in excess of $100,000,000 at the time of the receipt of such Designated Non-Cash Consideration, with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall be deemed to be cash;

(ii) sales by the U.S. Borrower or the Subsidiaries of brokerage offices, or transfers of the assets of brokerage offices and related assets, to joint ventures in the ordinary course of business;

(iii) sales of Receivables pursuant to a Receivables Securitization; provided that (x) the material terms and conditions and the structure of such Receivables Securitization have been approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed), (y) the aggregate Receivables Securitization Amount outstanding at any time in respect of all Receivables Securitizations entered into by the U.S. Borrower and the Domestic Subsidiaries does not exceed $125,000,000 and (z) the aggregate Receivables Securitization Amount outstanding at any time in respect of all Receivables Securitizations entered into exclusively by the Foreign Subsidiaries does not exceed $125,000,000 (any Receivables Securitization meeting the criteria of this Section 6.04(b)(iii) being referred to herein as a “Permitted Receivables Securitization”); and

(iv) sales by Holdings, the U.S. Borrower and the Subsidiaries to the extent constituting investments permitted under Section 6.03.

SECTION 6.05. Restricted Payments; Restrictive Agreements. (a) Holdings and the Borrowers will not, nor will they cause or permit any of the Subsidiaries to, declare or make, or agree to declare or make, directly or indirectly, any Restricted Payment (including pursuant to any Synthetic Purchase Agreement), or incur any obligation (contingent or otherwise) to do so; provided, however, that (i) any Subsidiary may declare and pay dividends or make other distributions ratably to its equity holders, (ii) the U.S. Borrower may make Restricted Payments to Holdings (x) in an amount not to exceed $1,000,000 in any fiscal year, to the extent necessary to pay actual out-of-pocket general corporate and overhead expenses incurred by Holdings in the ordinary course of business and (y) in an amount necessary to pay Tax liabilities directly attributable to (or arising as a result of) the U.S. Borrower and the Subsidiaries, so long as such Restricted Payments will be used by Holdings for such purposes within 10 Business Days of the receipt thereof or returned to the U.S. Borrower and (iii) so long as no Default or Event of Default shall have occurred and be continuing or result therefrom, Holdings, CBRE Clarion or any of their respective Subsidiaries may make Restricted Payments consisting of the purchase of CBRE Clarion Units.

(b) Notwithstanding paragraph (a) above, Holdings may make Restricted Payments, and the Borrowers may make Restricted Payments to Holdings to fund such Restricted Payments by Holdings (and Holdings and the Subsidiaries may agree or incur an obligation to do so), in an aggregate amount not to exceed the sum of (i) $400,000,000 and (ii) the Available Restricted Payment Amount; provided, however, that at the time thereof and after giving effect thereto, (x) no Default or Event of Default shall have occurred and be continuing, (y) Holdings would be in Pro Forma Compliance and (z) except with respect to a Purchase, in the case of any Restricted Payments made using the Available Restricted Payment Amount referred to in clause (ii) above, the Senior Secured Leverage Ratio would be less than or equal to 2.75 to 1.00.

(c) Holdings and the Borrowers will not, nor will they cause or permit any of the Subsidiaries to, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (i) the ability of Holdings, the U.S. Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets to secure the Obligations or (ii) the ability of any Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the U.S. Borrower or any other Subsidiary or to Guarantee Indebtedness of the U.S. Borrower or any other Subsidiary; provided that (A) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, (B) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (C) the foregoing shall not apply to restrictions and conditions imposed on any Foreign Subsidiary by the terms of any Indebtedness of such Foreign Subsidiary permitted to be incurred hereunder, (D) clause (i) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (E) the foregoing shall not apply to restrictions and conditions existing on the date hereof and identified on Schedule 6.05(c), (F) the foregoing shall not apply to customary restrictions on or customary conditions to the payment of dividends or other distributions on, or the creation of Liens on, Equity Interests owned by the U.S. Borrower or any Subsidiary in any joint venture or similar enterprise contained in the constitutive documents, including shareholders’ or similar agreements, of such joint venture or enterprise, (G) clause (i) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof, (H) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to any Permitted Receivables Securitization; provided such restrictions and conditions apply solely to (i) the Receivables involved in such Permitted Receivables Securitization and (ii) any applicable Securitization Subsidiary and (I) the foregoing shall not apply to restrictions and conditions in any Additional Secured Indebtedness.

SECTION 6.06. Transactions with Affiliates. Holdings and the Borrowers will not, nor will they cause or permit any of the Subsidiaries to, except for transactions by or among Loan Parties, sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates; provided that the foregoing restrictions shall not apply to (a) reasonable and customary fees paid to members of the board of directors of Holdings or any of its Subsidiaries, (b) Restricted Payments permitted under Section 6.05, (c) transactions arising in connection with any Permitted Receivables Securitization or permitted under Section 6.03 or Section 6.04 (except with respect to clause (b)(i) thereof) and (d) the performance by Holdings and the Subsidiaries of their obligations pursuant to the Management Subscription Agreements; provided further that Holdings, the U.S. Borrower or any Subsidiary may engage in any of the foregoing transactions at prices and on terms and conditions not less favorable to Holdings, the U.S. Borrower or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties.

SECTION 6.07. Business of Holdings, U.S. Borrower and Subsidiaries. (a) Holdings will not engage in any business activities or have any assets or liabilities other than its ownership of the Equity Interests of the U.S. Borrower, its activities as a holding company, the provision of certain administrative services for its subsidiaries in the ordinary course of business, and liabilities reasonably related thereto, including its liabilities pursuant to the Guarantee and Pledge Agreement; provided, however, that Holdings shall be permitted to guarantee Additional Secured Indebtedness, Subordinated Indebtedness and ordinary course obligations of its subsidiaries and to perform its obligations under the Management Subscription Agreements, including its performance guarantees thereunder.

(b) The U.S. Borrower will not, nor will it cause or permit any of the Subsidiaries to, engage at any time in any business or business activity other than the businesses and business activities currently conducted by the U.S. Borrower or any of the Subsidiaries and businesses and business activities ancillary or complementary and reasonably related thereto.

SECTION 6.08. Interest Coverage Ratio. Holdings and the Borrowers will not, nor will they cause or permit any of the Subsidiaries to, permit the Interest Coverage Ratio for any period of four consecutive fiscal quarters, in each case taken as one accounting period, to be less than 2.00 to 1.00.

SECTION 6.09. Maximum Leverage Ratio. Holdings and the Borrowers will not, nor will they cause or permit any of the Subsidiaries to, permit the Leverage Ratio on the last day of any fiscal quarter to be greater than 4.25 to 1.00.

SECTION 6.10. Fiscal Year. Holdings and the U.S. Borrower will not change their fiscal year-end to a date other than December 31.

ARTICLE VII

Events of Default

In case of the happening of any of the following events (“Events of Default”):

(a) any representation or warranty made or deemed made in or in connection with any Loan Document or the borrowings or issuances of Letters of Credit hereunder, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

(b) default shall be made in the payment of any principal of any Loan or the reimbursement with respect to any L/C Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

(c) default shall be made in the payment of any interest on any Loan or L/C Disbursement or any Fee or any other amount (other than an amount referred to in (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of three Business Days;

(d) default shall be made in the due observance or performance by Holdings, any Borrower or any Subsidiary of any covenant, condition or agreement contained in Section 5.01(a), 5.05(a) or 5.08 or in Article VI;

(e) default shall be made in the due observance or performance by Holdings, any Borrower or any Subsidiary of any covenant, condition or agreement contained in any Loan Document (other than those specified in (b), (c) or (d) above) and such default shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent or any Lender to the U.S. Borrower;

(f) (i) Holdings, any Borrower or any Subsidiary shall fail to pay any principal or interest, regardless of amount, due in respect of any Material Indebtedness, when and as the same shall become due and payable, or (ii) any other event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (ii) shall not apply to (x) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness and (y) Indebtedness existing on the Restatement Date which by its terms provides for an option by the payee thereof to require repayment prior to the scheduled maturity thereof;

(g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Holdings, any Borrower or any Subsidiary (other than an Immaterial Subsidiary), or of a substantial part of the property or assets of Holdings, any Borrower or a Subsidiary (other than an Immaterial Subsidiary), under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, any Borrower or any Subsidiary (other than an Immaterial Subsidiary) or for a substantial part of the property or assets of Holdings, any Borrower or any Subsidiary (other than an Immaterial Subsidiary) or (iii) the winding-up or liquidation of Holdings, any Borrower or any Subsidiary (other than an Immaterial Subsidiary); and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(h) Holdings, any Borrower or any Subsidiary (other than an Immaterial Subsidiary) shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in (g) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, any Borrower or any Subsidiary (other than an Immaterial Subsidiary) or for a substantial part of the property or assets of Holdings, any Borrower or any Subsidiary (other than an Immaterial Subsidiary), (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

(i) one or more judgments for the payment of money in an aggregate amount in excess of $40,000,000 shall be rendered against Holdings, any Borrower, any Subsidiary or any combination thereof, which judgment is not fully covered by insurance of an independent, third-party insurance company that has been notified of such judgment and has not disputed coverage, and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of Holdings, any Borrower or any Subsidiary to enforce any such judgment;

(j) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other such ERISA Events, could reasonably be expected to result in a Material Adverse Effect;

(k) any Guarantee under the Guarantee and Pledge Agreement for any reason shall cease to be in full force and effect (other than in accordance with its terms), or any Guarantor shall deny in writing that it has any further liability under the Guarantee and Pledge Agreement (other than as a result of the discharge of such Guarantor in accordance with the terms of the Loan Documents);

(l) any security interest purported to be created by any Security Document shall cease to be, or shall be asserted by any Borrower or any other Loan Party not to be, a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Security Document) security interest in the securities, assets or properties covered thereby, except to the extent that any such loss of perfection or priority results from (i) the sale or other disposition of Collateral in a transaction permitted by any Loan Document, (ii) any action taken by the Collateral Agent to release any such Lien in compliance with the provisions of this Agreement or any other Loan Document or (iii) the failure of the Collateral Agent to maintain possession of certificates representing the Pledged Stock delivered to it under the Guarantee and Pledge Agreement or to file continuation statements under the Uniform Commercial Code; or

(m) there shall have occurred a Change in Control;

then, and in every such event (other than an event with respect to Holdings or the U.S. Borrower described in paragraph (g) or (h) above), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrowers, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrowers accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to Holdings or the U.S. Borrower described in paragraph (g) or (h) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrowers accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in any other Loan Document to the contrary notwithstanding.

ARTICLE VIII

The Administrative Agent and the Collateral Agent

Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent and the Collateral Agent (for purposes of this Article VIII, the Administrative Agent and the Collateral Agent are referred to collectively as the “Agents”) its agent and authorizes the Agents to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, the Agents are hereby expressly authorized to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Security Documents.

The bank serving as the Administrative Agent and/or the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with Holdings, any Borrower or any Subsidiary or other Affiliate thereof as if it were not an Agent hereunder.

Neither Agent shall have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) neither Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) neither Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that such Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08), and (c) except as expressly set forth in the Loan Documents, neither Agent shall have any duty to disclose, nor shall it be liable for the failure to disclose, any information relating to Holdings, any Borrower or any of the Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent and/or Collateral Agent or any of its Affiliates in any capacity. Neither Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08) or in the absence of its own gross negligence or wilful misconduct. Neither Agent shall be deemed to have knowledge of any Default unless and until written notice thereof is given to such Agent by Holdings, a Borrower or a Lender, and neither Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent.

Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper person. Each Agent may also rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for a Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Each Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by it. Each Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Credit Facilities as well as activities as Agent.

Subject to the appointment and acceptance of a successor Agent as provided below, either Agent may resign at any time by notifying the Lenders, the Issuing Bank and the U.S. Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the U.S. Borrower and, unless an Event of Default shall have occurred and be continuing, with the consent of the U.S. Borrower (which shall not be unreasonably withheld), to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. If no successor Agent has been appointed pursuant to the immediately preceding sentence by the 30th day after the date such notice of resignation was given by such Agent, such Agent’s resignation shall become effective and the Required Lenders shall thereafter perform all the duties of such Agent hereunder and/or under any other Loan Document until such time, if any, as the Required Lenders appoint a successor Administrative Agent and/or Collateral Agent, as the case may be. Any such resignation by such Agent hereunder shall also constitute, to the extent applicable, its resignation as an Issuing Bank and the Domestic Swingline Lender, in which case such resigning Agent (a) shall not be required to issue any further Letters of Credit or make any additional Domestic Swingline Loans hereunder and (b) shall maintain all of its rights as Issuing Bank or Domestic Swingline Lender, as the case may be, with respect to any Letters of Credit issued by it, or Domestic Swingline Loans made by it, prior to the date of such resignation. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrowers to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the U.S. Borrower and such successor. After an Agent’s resignation hereunder, the provisions of this Article and Section 9.05 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while acting as Agent.

Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

No Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Agents on behalf of the Secured Parties in accordance with the terms thereof. In the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, any Lender may be the purchaser of any or all of such Collateral at any such sale or other disposition, and the Collateral Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale, to use and apply any of the Obligations as a credit on account of the purchase price for any Collateral payable by such Collateral Agent on behalf of the Secured Parties at such sale or other disposition. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Obligations provided under the Loan Documents, to have agreed to the foregoing provisions. The provisions of this paragraph are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party.

None of the Lenders or other persons identified on the facing page of this Agreement as a “syndication agent” or “documentation agent” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders. Without limiting the foregoing, none of the Lenders or other persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

ARTICLE IX

Miscellaneous

SECTION 9.01. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

(a) if to a Borrower or Holdings, to it in care of the U.S. Borrower at CBRE Services, Inc., 11150 Santa Monica Boulevard, Suite 1600, Los Angeles, CA 90025, Attention of Chief Financial Officer (Fax No. (310) 405 8950); at CBRE Services, Inc., 11150 Santa Monica Boulevard, Suite 1600, Los Angeles, CA 90025, Attention of General Counsel, Corporate (Fax No. (310) 405 8925); and at CBRE Services, Inc., 100 N. Sepulveda Blvd., Suite 1100, El Segundo, CA 90245, Attention of Treasurer (Fax No. (310) 606 5035);

(b) if to Credit Suisse AG as Administrative Agent, to Credit Suisse AG, Eleven Madison Avenue, 23rd Floor, New York, NY 10010, Attention of Sean Portrait - Agency Manager (Fax No. (212) 322 2291), Email: agency.loanops@credit-suisse.com

(c) if to Credit Suisse AG as Collateral Agent, to Credit Suisse AG, Eleven Madison Avenue, 23rd Floor, New York, NY 10010, Attention of Loan Operations – Boutique Management (Fax No. (212) 325 8315), Email: ops-collateral@credit-suisse.com;

(d) if to Credit Suisse AG as Issuing Bank, to Credit Suisse AG, Eleven Madison Avenue, 23rd Floor, New York, NY 10010, Fax No. (212) 325 8315, Email: list.ib-letterofcredit@credit-suisse.com.

(e) if to a Lender, to it at its address (or fax number or e-mail address) set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01. As agreed to among Holdings, the U.S. Borrower, the Administrative Agent and the applicable Lenders from time to time, notices and other communications may also be delivered to Holdings or any Borrower at the e-mail address provided from time to time by such person to the Administrative Agent. Holdings and any Borrower may each change the address or e-mail address for service of notice and other communications by a notice in writing to the other parties hereto.

Holdings hereby agrees, unless directed otherwise by the Administrative Agent or unless the electronic mail address referred to below has not been provided by the Administrative Agent to Holdings, that it will, or will cause its Subsidiaries to, provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to the Loan Documents or to the Lenders under Article V, including all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (i) is or relates to a Borrowing Request, a notice pursuant to Section 2.10 or a notice requesting the issuance, amendment, extension or renewal of a Letter of Credit pursuant to Section 2.23, (ii) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (iii) provides notice of any Default or Event of Default under this Agreement or any other Loan Document or (iv) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any Borrowing or other extension of credit hereunder (all such non-excluded communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium that is properly identified in a format acceptable to the Administrative Agent to an electronic mail address as directed by the Administrative Agent. In addition, Holdings and the U.S. Borrower agree, and agree to cause the Subsidiaries, to continue to provide the Communications to the Administrative Agent or the Lenders, as the case may be, in the manner specified in the Loan Documents but only to the extent requested by the Administrative Agent.

Holdings and the U.S. Borrower hereby acknowledge that (i) the Administrative Agent will make available to the Lenders and the Issuing Bank materials and/or information provided by or on behalf of Holdings and the U.S. Borrower hereunder (collectively, the “Borrower Materials”) by posting the Borrower Materials on Intralinks or another similar electronic system (the “Platform”) and (ii) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). Holdings and the U.S. Borrower hereby agree that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” Holdings and the U.S. Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to Holdings or its securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 9.16); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Investor;” and (z) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not marked as “Public Investor.”

Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States Federal and state securities laws, to make reference to Communications that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws.

THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS RELATED PARTIES WARRANTS THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE ADEQUACY OF THE PLATFORM AND EACH EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS IS MADE BY THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, WHETHER OR NOT BASED ON STRICT LIABILITY AND INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY SUCH PERSON IS FOUND IN A FINAL RULING BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at its e-mail address set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Loan Documents. Each Lender agrees that receipt of notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender agrees to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission and that the foregoing notice may be sent to such e-mail address.

SECTION 9.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrowers or Holdings herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and the Issuing Bank and shall survive the making by the Lenders of the Loans and the issuance of Letters of Credit by the Issuing Bank, regardless of any investigation made by the Lenders or the Issuing Bank or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not been terminated. The provisions of Sections 2.14, 2.16, 2.20 and 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the expiration of any Letter of Credit, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent, any Lender or the Issuing Bank.

SECTION 9.03. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrowers, Holdings and the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of all the Lenders.

SECTION 9.04. Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrowers, Holdings, the Administrative Agent, the Collateral Agent, the Issuing Bank or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

(b) Each Lender may assign to one or more assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided, however, that (i) except in the case of an assignment by a Lender to a Lender or an Affiliate or Related Fund of a Lender which does not result in any increased costs or other additional amounts being paid by a Borrower, (x) the U.S. Borrower and the Administrative Agent (and, in the case of any assignment of a Revolving Credit Commitment, the Issuing Bank (and in the case of a Domestic Revolving Credit Commitment or a Multicurrency Revolving Credit Commitment, the applicable Swingline Lender)) must give their prior written consent to such assignment (which consents shall not be unreasonably withheld or delayed and shall be deemed given by the U.S. Borrower unless the U.S. Borrower shall have objected to such assignment by written notice to the Administrative Agent within 10 Business

Days after having received notice thereof), provided, however, that the consent of the U.S. Borrower shall not be required to any such assignment during the continuance of any Event of Default, and (y) (i) the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 (or, if less, the entire remaining amount of such Lender’s Commitment or Loans), provided that such minimum amount shall be aggregated for two or more simultaneous assignments to or by two or more Related Funds, (ii) the parties to each such assignment shall (x) electronically execute and deliver to the Administrative Agent an Assignment and Acceptance via an electronic settlement system acceptable to the Administrative Agent (which initially shall be ClearPar, LLC) or (y) manually execute and deliver to the Administrative Agent an Assignment and Acceptance and, except in the case of an assignment by a Lender to an Affiliate or Related Fund of such Lender, pay to the Administrative Agent a processing and recordation fee of $3,500 (which fee may be waived or reduced at the discretion of the Administrative Agent), provided that only one such fee shall be payable in the case of concurrent assignments to persons that, after giving effect thereto, will be Related Funds and (iii) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and any applicable tax forms. Upon acceptance and recording pursuant to paragraph (e) of this Section 9.04, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20 and 9.05, as well as to any Fees accrued for its account and not yet paid).

(c) By executing and delivering an Assignment and Acceptance (including a Borrower Repurchase Assignment and Acceptance), the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Domestic Revolving Credit Commitment, Multicurrency Revolving Credit Commitment and U.K. Revolving Credit Commitment, and the outstanding balances of its Term Loans, Domestic Revolving Loans, Multicurrency Revolving Loans and U.K. Revolving Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance, (ii) except as set forth in (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of Holdings, any Borrower or any Subsidiary or the performance or observance by Holdings, any Borrower or any Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 3.05 or delivered pursuant to Section 5.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

(v) such assignee will independently and without reliance upon the Administrative Agent, the Collateral Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(d) The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive and the Borrowers, the Administrative Agent, the Issuing Bank, the Collateral Agent and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, the Issuing Bank, the Collateral Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, an Administrative Questionnaire (including any tax documentation required therein) completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above, if any, and, if required, the written consent of the U.S. Borrower, a Swingline Lender, the Issuing Bank and the Administrative Agent to such assignment, the Administrative Agent shall (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the U.S. Borrower, the Issuing Bank and the Swingline Lenders. No assignment shall be effective unless it has been recorded in the Register as provided in this paragraph (e), and it shall be the sole responsibility of each assignee to confirm such recordation.

(f) Each Lender may without the consent of any Borrower, a Swingline Lender, the Issuing Bank or the Administrative Agent sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other entities shall be entitled to the benefit of the cost protection provisions contained in Sections 2.14, 2.16 and 2.20 to the same extent as if they were Lenders (but, with respect to any particular participant, to no greater extent than the Lender that sold the participation to such participant and solely to the extent that such participant agrees to comply with the requirements of Section 2.20(g) as though it were a Lender) and (iv) the Borrowers, the Administrative Agent, the Issuing Bank and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrowers relating to the Loans or L/C Disbursements and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers decreasing any fees payable to such participants hereunder or the amount of principal of or the rate at which interest is payable on the Loans in which such participant has an interest, extending any scheduled principal payment date or date fixed for the payment of interest on the Loans in which such participant has an interest, increasing or extending the Commitments in which such participant has an interest or release all or substantially all of the value of the Guarantees or all or substantially all of the Collateral).

(g) Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrowers, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to the Borrowers, the Administrative Agent, or any other person (including the identity of any participant or any information relating to a participant’s interest in the Commitments, Loans, or other Obligations) except to the extent necessary to establish that such Commitments, Loans, or other Obligations are in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(h) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.04, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrowers furnished to such Lender by or on behalf of a Borrower; provided that, prior to any such disclosure of information designated by a Borrower as confidential, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of such confidential information on terms no less restrictive than those applicable to the Lenders pursuant to Section 9.16.

(i) Any Lender may at any time assign all or any portion of its rights under this Agreement to secure extensions of credit to such Lender or in support of obligations owed by such Lender; provided that no such assignment shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

(j) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the U.S. Borrower, the option to provide to a Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to such Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.04, any SPC may (i) with notice to, but without the prior written consent of, the U.S. Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the U.S. Borrower and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC, subject to an agreement to preserve the confidentiality of such non-public information.

(k) Neither Holdings nor any Borrower shall assign or delegate any of its rights or duties hereunder without the prior written consent of the Administrative Agent, the Issuing Bank and each Lender, and any attempted assignment without such consent shall be null and void.

(l) In the event that S&P, Moody’s, and Thompson’s BankWatch (or InsuranceWatch Ratings Service, in the case of Lenders that are insurance companies (or Best’s Insurance Reports, if such insurance company is not rated by Insurance Watch Ratings Service)) shall, after the date that any Lender becomes a Revolving Credit Lender, downgrade the long-term certificate of deposit ratings of such Lender, and the resulting ratings shall be below BBB-, Baa3 and C (or BB, in the case of a Lender that is an insurance company (or B, in the case of an insurance company not rated by InsuranceWatch Ratings Service)), then the Issuing Bank shall have the right, but not the obligation, at its own expense, upon notice to such Lender and the Administrative Agent, to replace (or to request the U.S. Borrower to use its reasonable efforts to replace) such Lender with an assignee (in accordance with and subject to the restrictions contained in paragraph (b) above), and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in paragraph (b) above) all its interests, rights and obligations in respect of its Revolving Credit Commitments to such assignee; provided, however, that (i) no such assignment shall conflict with any law, rule and regulation or order of any Governmental Authority and (ii) the Issuing Bank or such assignee, as the case may be, shall pay to such Lender in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Loans made by such Lender hereunder and all other amounts accrued for such Lender’s account or owed to it hereunder.

(m) Notwithstanding anything to the contrary, this Section 9.04 shall not prohibit the Lenders to assign Term Loans pursuant to, and in accordance with the provisions of, the Auction Procedures by executing and delivering a Borrower Repurchase Assignment and Acceptance.

SECTION 9.05. Expenses; Indemnity. (a) The Borrowers and Holdings agree, jointly and severally, to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, the Issuing Bank and the Swingline Lenders in connection with the syndication of the Credit Facilities and the preparation and administration of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby or thereby contemplated shall be consummated) or incurred by the Administrative Agent, the Collateral Agent or any Lender in connection with the enforcement or protection of its rights in connection with this

Agreement and the other Loan Documents or in connection with the Loans made or Letters of Credit issued hereunder, including the reasonable and documented fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent and the Collateral Agent, and, in connection with any such enforcement or protection, the reasonable and documented fees, charges and disbursements of any other counsel for the Administrative Agent, the Collateral Agent or any Lender.

(b) The Borrowers and Holdings agree, jointly and severally, to indemnify the Administrative Agent, the Collateral Agent, each Lender, the Issuing Bank and each Related Party of any of the foregoing persons (each such person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (other than Excluded Taxes), including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby, (ii) the use of the proceeds of the Loans or issuance of Letters of Credit, (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or by a Borrower, any other Loan Party or any of their respective Affiliates) or (iv) any actual or alleged presence or Release of Hazardous Materials on any property owned or operated by any Borrower or any of the Subsidiaries, or any Environmental Liability to the extent related in any way to any Borrower or the Subsidiaries; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee or (y) result from a claim brought by a Borrower or any of its Subsidiaries against an Indemnitee for material breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Borrower or such Subsidiary has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

(c) To the extent that Holdings and the Borrowers fail to pay any amount required to be paid by them to the Administrative Agent, the Collateral Agent, the Issuing Bank or the Swingline Lenders under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, the Collateral Agent, the Issuing Bank or the Swingline Lenders, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Collateral Agent, the Issuing Bank or such Swingline Lender in its capacity as such. For purposes hereof, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the Aggregate Domestic Revolving Credit Exposure, Aggregate Multicurrency Revolving Credit Exposure, Aggregate U.K. Revolving Credit Exposure, outstanding Term Loans and unused Commitments at the time.

(d) To the extent permitted by applicable law, neither Holdings nor any Borrower shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

(e) The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the expiration of any Letter of Credit, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent, any Lender or the Issuing Bank. All amounts due under this Section 9.05 shall be payable on written demand therefor.

SECTION 9.06. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, except to the extent prohibited by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Borrower or Holdings against any of and all the obligations of the Borrowers or Holdings now or hereafter existing under this Agreement and other Loan Documents (to the extent such obligations of Holdings or the Borrowers are then due and payable (by acceleration or otherwise)) held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 9.06 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

SECTION 9.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN LETTERS OF CREDIT AND AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO SUCH LAWS OR RULES ARE DESIGNATED, THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS MOST RECENTLY PUBLISHED AND IN EFFECT, ON THE DATE SUCH LETTER OF CREDIT WAS ISSUED, BY THE INTERNATIONAL CHAMBER OF COMMERCE (THE “UNIFORM CUSTOMS”) AND, AS TO MATTERS NOT GOVERNED BY THE UNIFORM CUSTOMS, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.08. Waivers; Amendment. (a) No failure or delay of the Administrative Agent, the Collateral Agent, any Lender or the Issuing Bank in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by a Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on a Borrower or Holdings in any case shall entitle any Borrower or Holdings to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement, nor any other Loan Document, nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers, Holdings and the Required Lenders; provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan or any date for reimbursement of an L/C Disbursement, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan or L/C Disbursement, without the prior written consent of each Lender directly adversely affected thereby, (ii) increase or extend the Commitment or decrease or extend the date for payment of any Fees of any Lender without the prior written consent of such Lender, (iii) amend or modify the pro rata requirements of Section 2.17, the provisions of Section 9.04(k) or the provisions of this Section 9.08 or release all or substantially all the value of the Guarantees or all or substantially all of the Collateral, without the prior written consent of each Lender, (iv) change the provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of one Class differently from the rights of Lenders holding Loans of any other Class without the prior written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of the adversely affected Class (or, if more than one Class is substantially similarly adversely affected, all such substantially similarly adversely affected Classes, voting as a single class), (v) modify the definition of “Alternative Currency” without the prior written consent of all Multicurrency Lenders, (vi) modify the protections afforded to an SPC pursuant to the provisions of Section 9.04(j) without the written consent of such SPC, (vii) reduce the percentage contained in the definition of the term “Required Lenders” without the consent of each Lender (it being understood that with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the Commitments are included on the date hereof), or (viii) reduce the number or percentage of the Lenders required to consent, approve or otherwise take any action under the Loan Documents without the prior written consent of each Lender affected thereby; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Collateral Agent, the Issuing Bank or a Swingline Lender hereunder or under any other Loan Document without the prior written consent of the Administrative Agent, the Collateral Agent, the Issuing Bank or such Swingline Lender, as the case may be.

SECTION 9.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or participation in any L/C Disbursement, together with all fees, charges and other amounts which are treated as interest on such Loan or participation in such L/C Disbursement under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan or participation in accordance with applicable law, the rate of interest payable in respect of such Loan or participation hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan or participation but were not payable as a result of the operation of this Section 9.09 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or participations or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

SECTION 9.10. Entire Agreement. This Agreement, the Fee Letter dated October 30, 2006, between the U.S. Borrower and the Administrative Agent, and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof. Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any person (other than the parties hereto and thereto, their respective successors and assigns permitted hereunder (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders) any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

SECTION 9.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

SECTION 9.12. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 9.13. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 9.03. Delivery of an executed signature page to this Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 9.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 9.15. Jurisdiction; Consent to Service of Process. (a) Each of Holdings and each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrowers, Holdings or their respective properties in the courts of any jurisdiction.

(b) Each of Holdings and each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.16. Confidentiality. (a) Each of the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its and its Affiliates’ officers, directors, trustees, employees and agents, including accountants, legal counsel and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested or required by any regulatory authority or quasi-regulatory authority (such as the National Association of Insurance Commissioners), (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) in connection with the exercise of any remedies hereunder or under the other Loan Documents or any suit, action or proceeding relating to the enforcement of its rights hereunder or thereunder, (v) subject to an agreement containing provisions substantially the same as those of this Section 9.16, to (y) any actual or prospective assignee of or participant in any of its rights or obligations under this Agreement and the other Loan Documents or (z) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to a Borrower or any Subsidiary or any of their respective obligations, (vi) with the consent of the U.S. Borrower, (vii) to any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender or (viii) to the extent such Information becomes publicly available other than as a result of a breach of this Section 9.16. For the purposes of this Section, “Information” shall mean all information received from a Borrower or Holdings and related to a Borrower or Holdings or their business, other than any such information that was available to the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to its disclosure by a Borrower or Holdings. Any person required to maintain the confidentiality of Information as provided in this Section 9.16 shall be considered to have complied with its obligation to do so if such person has exercised the same degree of care to maintain the confidentiality of such Information as such person would accord its own confidential information.

(b) Notwithstanding anything herein to the contrary, any party subject to confidentiality obligations hereunder or otherwise (and any Affiliate thereof and any employee, representative or other agent of such party or such Affiliate) may disclose to any and all persons, without limitation of any kind, the U.S. federal income tax treatment and the U.S. federal income tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. For this purpose, the tax treatment of the transactions contemplated hereby is the purported or claimed U.S. federal income tax treatment of such transactions and the tax structure of such transactions is any fact that may be relevant to understanding the purported or claimed U.S. federal income tax treatment of such transactions.

SECTION 9.17. Conversion of Currencies. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

(b) The obligations of each party in respect of any sum due to any other party hereto or any holder of the obligations owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, such party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss. The obligations of the Loan Parties contained in this Section 9.17 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

SECTION 9.18. Additional Borrowers. The U.S. Borrower may designate any wholly owned Subsidiary as a Borrower under any of the Commitments; provided that (x) the Administrative Agent shall be reasonably satisfied that the applicable Lenders may make loans and other extensions of credit to such person in the applicable currency or currencies in such person’s jurisdiction in compliance with applicable laws and regulations and without being subject to any unreimbursed or unindemnified Tax or other expense and (y) the Administrative Agent and each applicable Lender shall have received any and all documentation and other information with respect to such person that it reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act. Upon the receipt by the Administrative Agent of a Borrowing Subsidiary Agreement executed by such a wholly owned Subsidiary, Holdings and the U.S. Borrower, such wholly owned Subsidiary shall be a Borrower and a party to this Agreement. A Subsidiary shall cease to be a Borrower hereunder at such time as no Loans, Fees or any other amounts due in connection therewith pursuant to the terms hereof shall be outstanding by such Subsidiary, no Letters of Credit issued for the account of such Subsidiary shall be outstanding and such Subsidiary and the U.S. Borrower shall have executed and delivered to the Administrative Agent a Borrowing Subsidiary Termination; provided that, notwithstanding anything herein to the contrary, no Subsidiary shall cease to be a Borrower solely because it no longer is a wholly owned Subsidiary.

SECTION 9.19. Release of Collateral. (a) If any of the Collateral shall be sold, transferred or otherwise disposed of by Holdings, any Borrower or any other Loan Party in a transaction permitted by this Agreement (including by way of merger, consolidation or in connection with the sale of a Subsidiary permitted hereunder), then the Collateral Agent, at the request of Holdings, any such Borrower or such other Loan Party, as the case may be, shall execute and deliver all releases or other documents necessary or desirable to evidence the release of the Liens created by any of the Security Documents on such Collateral.

(b) Without limiting the foregoing, upon the consummation of a Foreign Restructuring Transaction, the Equity Interests of any Foreign Subsidiary that would no longer be directly owned by Holdings, the U.S. Borrower or any Domestic Subsidiary, to the extent then constituting Collateral for the Obligations of the U.S. Borrower, shall be automatically released from the Liens created under the Guarantee and Pledge Agreement, in each case without representation, warranty or recourse of any nature; provided, however, that this provision shall not be construed to limit the obligations of Holdings and the Borrowers pursuant to Section 5.09(b).

(c) The Lenders hereby expressly authorize the Collateral Agent to, and the Collateral Agent hereby agrees to execute and deliver to the Loan Parties all such instruments and documents as the Loan Parties may reasonably request to effectuate, evidence or confirm any release provided for in this Section 9.19, all at the sole cost and expense of the Loan Parties. Any execution and delivery of documents pursuant to this Section 9.19 shall be without recourse to or representation or warranty by the Collateral Agent.

(d) Without limiting the provisions of Section 9.05, Holdings and the Borrowers shall reimburse the Administrative Agent and the Collateral Agent upon demand for all costs and expenses, including fees, disbursements and other charges of counsel, incurred by any of them in connection with any action contemplated by this Section 9.19.

SECTION 9.20. Loan Modification Offers. (a) Holdings and the U.S. Borrower may, by written notice to the Administrative Agent from time to time, make one or more offers (each, a “Loan Modification Offer”) to all the Lenders of one or more Classes of Loans and/or Commitments (each Class subject to such a Loan Modification Offer, an “Affected Class”) to make one or more Permitted Amendments (as defined in paragraph (c) below) pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to Holdings or the U.S. Borrower, as the case may be. Such notice shall set forth (i) the terms and conditions of the requested Permitted Amendment and (ii) the date on which such Permitted Amendment is requested to become effective (which shall not be less than 10 Business Days nor more than 30 Business Days after the date of such notice, unless otherwise agreed to by the Administrative Agent). Permitted Amendments shall become effective only with respect to the Loans and Commitments of the Lenders of the Affected Class that accept the applicable Loan Modification Offer (such Lenders, the “Accepting Lenders”) and, in the case of any Accepting Lender, only with respect to such Lender’s Loans and Commitments of such Affected Class as to which such Lender’s acceptance has been made.

(b) Holdings, the U.S. Borrower and each Accepting Lender shall execute and deliver to the Administrative Agent a Loan Modification Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the acceptance of the Permitted Amendments and the terms and conditions thereof. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Loan Modification Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Loan Modification Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Permitted Amendment evidenced thereby and only with respect to the Loans and Commitments of the Accepting Lenders of the Affected Class (including any amendments necessary to treat the Loans and Commitments of the Accepting Lenders of the Affected Class as Other Term Loans, Other Revolving Loans and/or Other Revolving Credit Commitments). Notwithstanding the foregoing, no Permitted Amendment shall become effective under this Section 9.20 unless the Administrative Agent, to the extent so reasonably requested by the Administrative Agent, shall have received legal opinions, board resolutions and/or an officer’s certificate consistent with those delivered on the Restatement Date under Section 4.02(a) and (b).

(c) “Permitted Amendments” shall be (i) an extension of the final maturity date of the applicable Loans and/or Commitments of the Accepting Lenders (provided that such extensions may not result in having more than one additional final maturity date under this Agreement in any year without the consent of the Administrative Agent), (ii) a reduction or elimination of the scheduled amortization of the applicable Loans of the Accepting Lenders, (iii) change in the Applicable Percentage with respect to the applicable Loans and/or Commitments of the Accepting Lenders (including by implementation of a “LIBOR floor”) and the payment of additional fees to the Accepting Lenders (any such increase and/or payments to be in the form of cash, Equity Interests or other property to the extent not prohibited by this Agreement) and (iv) the conversion of Revolving Loans to Term Loans or Term Loans to Revolving Loans.

SECTION 9.21. Effect of Certain Inaccuracies. In the event that any financial statement or certificate delivered pursuant to Section 5.04(a), (b) or (c) is inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Percentage for any period (an “Applicable Period”) than the Applicable Percentage actually used to determine interest rates and Fees for such Applicable Period, then (a) Holdings shall promptly deliver to the Administrative Agent a corrected financial statement and a corrected certificate for such Applicable Period, (b) the Applicable Percentage shall be determined based on the corrected certificate for such Applicable Period and (c) the applicable Borrowers shall promptly pay to the Administrative Agent (for the account of the Lenders during the Applicable Period or their successors and assigns) the accrued additional interest and/or Fees owing as a result of such increased Applicable Percentage for such Applicable Period. This Section 9.21 shall not limit the rights of the Administrative Agent or the Lenders under Section 2.07 or Article VII, and shall survive the termination of this Agreement.

SECTION 9.22. USA PATRIOT Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Holdings and each Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies Holdings and each Borrower, which information includes the name and address of Holdings and each Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify Holdings and each Borrower in accordance with the USA PATRIOT Act.

SECTION 9.23. No Advisory or Fiduciary Responsibility. Holdings and the Borrowers acknowledge and agree, and acknowledge the understanding of the other Loan Parties and the respective Affiliates of each of the foregoing, that (a) the Credit Facilities and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) constitute an arm’s-length commercial transaction between Holdings, the Borrowers, the other Loan Parties and their respective Affiliates, on the one hand, and the Administrative Agent, the Collateral Agent, the Issuing Bank, the Lenders and the Lead Arrangers, on the other hand, and Holdings, each Borrower and each other Loan Party is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the Transactions and the transactions contemplated by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof), (b) in connection with the process leading to the Transactions, each of the Administrative Agent, the Collateral Agent, the Issuing Bank, the Lenders and the Lead Arrangers is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary for Holdings, any Borrower, any other Loan Party or any of their respective Affiliates, stockholders, creditors or employees or any other person, (c) none of the Administrative Agent, the Collateral Agent, the Issuing Bank, the Lenders and the Lead Arrangers has assumed or will assume an advisory, agency or fiduciary responsibility in favor of Holdings, any Borrower or any other Loan Party with respect to any of the Transactions or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether the Administrative Agent, the Collateral Agent, the Issuing Bank, any Lender or either Lead Arranger has advised or is currently advising Holdings, any Borrower, any other Loan Party or any of their respective Affiliates on other matters) and none of the Administrative Agent, the Collateral Agent, the Issuing Bank, the Lenders and the Lead Arrangers has any obligation to Holdings, any Borrower, any other Loan Party or any of their respective Affiliates with respect to the Transactions except those obligations expressly set forth herein and in the other Loan Documents, (d) the Administrative Agent, the Collateral Agent, the Issuing Bank, the Lenders and the Lead Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of Holdings, the Borrowers, the other Loan Parties and their respective Affiliates, and none of the Administrative Agent, the Collateral Agent, the Issuing Bank, the Lenders and the Lead Arrangers has any obligation to disclose any such interest by virtue of any advisory, agency or fiduciary relationship and (e) the Administrative Agent, the Collateral Agent, the Issuing Bank, the Lenders and the Lead Arrangers have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the Transactions (including any amendment, waiver or other modification hereof or of any other Loan Document) and each of Holdings, the Borrowers and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate.

SECTION 9.24. Effect of Restatement. This Agreement shall, except as otherwise expressly set forth herein, supersede the Existing Credit Agreement from and after the Restatement Date with respect to the transactions hereunder and with respect to the Loans and Letters of Credit outstanding under the Existing Credit Agreement as of the Restatement Date. The parties hereto acknowledge and agree, however, that (a) this Agreement and all other Loan Documents executed and delivered herewith do not constitute a novation, payment and reborrowing or termination of the Obligations under the Existing Credit Agreement (except as otherwise expressly provided with respect to the Existing Term Loan Refinancing) and the other Loan Documents as in effect prior to the Restatement Date, (b) such Obligations (except as otherwise expressly provided with respect to the Existing Term Loan Refinancing) are in all respects continuing with only the terms being modified as provided in this Agreement and the other Loan Documents, (c) the liens and security interests in favor of the Agent for the benefit of the Secured Parties securing payment of such Obligations are in all respects continuing and in full force and effect with respect to all Obligations (except as otherwise expressly provided with respect to the Existing Term Loan Refinancing) and (d) all references in the other Loan Documents to the Credit Agreement shall be deemed to refer without further amendment to this Agreement.

[The remainder of this page is intentionally left blank]

EXHIBIT A

[FORM OF]

ADMINISTRATIVE QUESTIONNAIRE

CBRE SERVICES, INC.

Agent Information	Agent Closing Contact
Credit-Suisse AG	Fax: 212-322-2291
Eleven Madison Avenue	E-Mail: agency.loanops@credit-suisse.com
23rd Floor	Attention of Sean Portrait
New York, NY 10010	Agency Manager

Agent Wire Instructions

Bank of New York

ABA 021000018

Account Name: CS Agency Cayman Account

Account Number: 8900492627

It is very important that all of the requested information be completed accurately and that this questionnaire be returned promptly. If your institution is sub-allocating its allocation, please fill out an administrative questionnaire for each legal entity.

Legal Name of Lender to appear in Documentation:

Signature Block Information:

• Signing Credit Agreement	☐	Yes	☐	No

• Coming in via Assignment	☐	Yes	☐	No

Type of Lender:

(Bank, Asset Manager, Broker/Dealer, CLO/CDO; Finance Company, Hedge Fund, Insurance, Mutual Fund, Pension Fund, Other Regulated Investment Fund, Special Purpose Vehicle, Other — please specify)

Lender Parent:

Lender Domestic Address	Lender Eurodollar Address

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Contacts/Notification Methods: Borrowings, Paydowns, Interest, Fees, etc.

	Primary Credit Contact	Secondary Credit Contact

Name:

Company:

Title:

Address:

Telephone:

Facsimile:

E-Mail Address:

	Primary Operations Contact	Secondary Operations Contact

Name:

Company:

Title:

Address:

Telephone:

Facsimile:

E-Mail Address:

Lender’s Domestic Wire Instructions

Bank Name:

ABA/Routing No.:

Account Name:

Account No.:

FFC Account Name:

FFC Account No.:

Attention:

Reference:

3

Tax Documents

NON-U.S. LENDER INSTITUTIONS:

I. Corporations:

If your institution is incorporated outside of the United States for U.S. Federal income tax purposes, and is the beneficial owner of the interest and other income it receives, you must complete one of the following three tax forms, as applicable to your institution: a.) Form W-8BEN (Certificate of Foreign Status of Beneficial Owner), b.) Form W-8ECI (Income Effectively Connected to a U.S. Trade or Business), or c.) Form W-8EXP (Certificate of Foreign Government or Governmental Agency).

A U.S. taxpayer identification number is required for any institution submitting Form W-8ECI. It is also required on Form W-8BEN for certain institutions claiming the benefits of a tax treaty with the U.S. Please refer to the instructions when completing the form applicable to your institution. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. An original tax form must be submitted.

II. Flow-Through Entities:

If your institution is organized outside the U.S., and is classified for U.S. Federal income tax purposes as either a Partnership, Trust, Qualified or Non-Qualified Intermediary, or other non-U.S. flow-through entity, an original Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding) must be completed by the intermediary together with a withholding statement. Flow-through entities other than Qualified Intermediaries are required to include tax forms for each of the underlying beneficial owners.

Please refer to the instructions when completing this form. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. Original tax form(s) must be submitted.

U.S. LENDER INSTITUTIONS:

If your institution is incorporated or organized within the United States, you must complete and return Form W-9 (Request for Taxpayer Identification Number and Certification). Please be advised that we request that you submit an original Form W-9.

Pursuant to the language contained in the tax section of the Amended and Restated Credit Agreement, the applicable tax form for your institution must be completed and returned prior to the first payment of income. Failure to provide the proper tax form when requested may subject your institution to U.S. tax withholding.

EXHIBIT B

[FORM OF]

ASSIGNMENT AND ACCEPTANCE

Reference is made to the Amended and Restated Credit Agreement dated as of March 28, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CBRE Services, Inc., a Delaware corporation, CBRE Limited, a limited company organized under the laws of England and Wales, CBRE Limited, a corporation organized under the laws of the province of New Brunswick, CBRE Pty Limited, a company organized under the laws of Australia and registered in New South Wales, CBRE Limited, a company organized under the laws of New Zealand, CBRE Group, Inc., a Delaware corporation, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent for the Lenders. Terms defined in the Credit Agreement are used herein with the same meanings.

1. The Assignor hereby sells and assigns, without recourse to the Assignor, to the Assignee, and the Assignee hereby purchases and assumes, without recourse to the Assignor, from the Assignor, effective as of the Effective Date set forth below (but not prior to the registration of the information contained herein in the Register pursuant to Section 9.04(e) of the Credit Agreement), the interests set forth below (the “Assigned Interest”) in the Assignor’s rights and obligations under the Credit Agreement and the other Loan Documents, including, without limitation, the amounts and percentages set forth below of (i) the Commitments of the Assignor on the Effective Date set forth below (the “Effective Date”), (ii) the Loans owing to the Assignor which are outstanding on the Effective Date and (iii) participations in Letters of Credit and Swingline Loans which are outstanding on the Effective Date. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 9.04(c) of the Credit Agreement, a copy of which has been received by each such party. From and after the Effective Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Loan Documents and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement; provided that the obligations of the Assignor under Section 9.16 of the Credit Agreement shall survive the execution of this Assignment and Acceptance and the assignment of interests effected hereby.

2. This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is organized under the laws of a jurisdiction outside the United States, any forms referred to in Section 2.20(g) of the Credit Agreement, duly completed and executed by such Assignee, (ii) if the Assignee is not already a Lender under the Credit Agreement, a completed Administrative Questionnaire in the form of Exhibit A to the Credit Agreement and (iii) if required by Section 9.04(b) of the Credit Agreement, a processing and recordation fee of $3,500.

3. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

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Date of Assignment:

Legal Name of Assignor (“Assignor”):

Legal Name of Assignee (“Assignee”):

Effective Date of Assignment (“Effective Date”):

Facility/Commitment	Principal Amount Assigned[1]	Percentage Assigned of Facility/Commitment[1] (set forth, to at least 8 decimals, as a percentage of the Facility and the aggregate Loans or Commitments of all Lenders thereunder)
Tranche A Loans	$		%
Tranche B Loans	$		%
Other Term Loans	$		%
Domestic Revolving Credit Commitments	$		%
Multicurrency Revolving Credit Commitments	$		%
U.K. Revolving Credit Commitments	$		%
Other Revolving Credit Commitments	$		%

[Remainder of page intentionally left blank]

[1]	Amount of Commitments and/or Loans assigned is governed by Section 9.04(b) of the Credit Agreement.

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The terms set forth above are

hereby agreed to:

Accepted:

, as Assignor	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent[, Domestic Swingline Lender and Issuing Bank][2]

by:	by:
Name:	Name:
Title:	Title:

by:
Name:
Title:

, as Assignee	CBRE SERVICES, INC.

by:	by:
Name:	Name:
Title:	Title:

[THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, NEW ZEALAND BRANCH, as N.Z. Swingline Lender,][3]

by:
Name:
Title:

[ISSUING BANK,][4]

by:
Name:
Title:

[2]	To the extent such consents are required under Section 9.04(b) of the Credit Agreement.
[3]	To the extent such consents are required under Section 9.04(b) of the Credit Agreement
[4]	To the extent such consents are required under Section 9.04(b) of the Credit Agreement

EXHIBIT C

[FORM OF]

BORROWER REPURCHASE ASSIGNMENT AND ACCEPTANCE

Reference is made to the Amended and Restated Credit Agreement dated as of March 28, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CBRE Services, Inc., a Delaware corporation (the “U.S. Borrower”), CBRE Limited, a limited company organized under the laws of England and Wales (the “U.K. Borrower”), CBRE Limited, a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CBRE Pty Limited, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CBRE Limited, a company organized under the laws of New Zealand (the “New Zealand Borrower” and, together with the U.S. Borrower, the U.K. Borrower, the Canadian Borrower and the Australian Borrower, the “Borrowers”), CBRE Group, Inc., a Delaware corporation (“Holdings”), the lenders from time to time party thereto (the “Lenders”), and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent for the Lenders. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement and, to the extent applicable, the Auction Procedures set forth in Exhibit D thereto.

1. The Assignor hereby sells and assigns, without recourse, to the Borrower set forth below, and such Borrower hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date set forth below (but not prior to the registration of the information contained herein in the Register pursuant to Section 9.04(e) of the Credit Agreement), the interests set forth below (the “Assigned Interest”) in the Assignor’s rights and obligations under the Credit Agreement and the other Loan Documents, including, without limitation, the amounts and percentages set forth below of the Loans owing to the Assignor which are outstanding on the Effective Date. From and after the Effective Date the Assignor shall, to the extent of the interests assigned by this Borrower Repurchase Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement; provided that the obligations of the Assignor under Section 9.16 of the Credit Agreement shall survive the execution of this Borrower Repurchase Assignment and Acceptance and the assignment of interests effected hereby. On the Effective Date, the Assigned Interest shall automatically be retired and not outstanding for any purpose of the Credit Agreement or the other Loan Documents.

2. Each of the Assignor and the applicable Borrower hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 9.04(c) of the Credit Agreement, a copy of which has been received by each such party. In addition, the Assignor acknowledges that: (i) such Borrower has access to all information concerning itself, Holdings, the other Borrowers and the Subsidiaries and may possess material, non public, confidential information concerning itself, Holdings, the other Borrowers or any of the Subsidiaries, as the case may be, and/or the Assigned Interest which may be material regarding itself, Holdings or the other Borrowers, or any of the Subsidiaries, as the case may be, their respective financial conditions, results of operations, businesses, properties, assets, liabilities, management, projections, appraisals, plans or prospects (the “Confidential Information”), (ii) such Borrower may not have disclosed all such Confidential Information to the Assignor, (iii) the Confidential Information may be material to a determination of a fair value for the Assigned Interest and that value may be substantially different than the agreed consideration, (iv) the Assignor is experienced, sophisticated and knowledgeable in the trading of syndicated loans and other obligations of private and public companies and understands the disadvantage that may result from purchasing or selling the Assigned Interest without knowledge of the Confidential Information, (v) the Assignor believes, by reason of its business or financial experience or its own independent investigation, that it is capable of evaluating the merits and risks of the assignment of the Assigned Interest and the transactions contemplated thereby and of protecting its own interest in connection with the assignment of the Assigned Interest and the transactions contemplated thereby, (vi) the Assignor has determined to assign its

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Assigned Interest notwithstanding its lack of knowledge of the Confidential Information and (vii) the Assignor expressly irrevocably releases such Borrower from any and all liabilities arising from its inability to review the Confidential Information and agrees to make no claim against such Borrower or any of its Affiliates or their respective officers, employees, agents and Controlling persons in respect of the assignment and assumption of the Assigned Interest and the transactions contemplated thereby based on the failure to disclose the Confidential Information. The Assignor further acknowledges that the Confidential Information may not be available to the Administrative Agent or the other Lenders.

3. This Borrower Repurchase Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

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Date of Assignment:

Legal Name of Assignor (“Assignor”):

Effective Date of Assignment (“Effective Date”):1

Facility	Principal Amount Assigned[2]	Percentage Assigned of Facility[1] (set forth, to at least 8 decimals, as a percentage of the Facility and the aggregate Loans of all Lenders thereunder)
Tranche A Loans	$		%
Tranche B Loans	$		%
Other Term Loans	$		%

[Remainder of page intentionally left blank]

[1]	To be inserted by the Administrative Agent and which shall be the effective date of recordation of the transfer in the Register therefor.
[2]

If Term Loans assigned hereby are assigned pursuant to an Auction, amount to be inserted by the Manager as part of the acceptance procedures upon the completion of a successful Auction. If Term Loans are assigned hereby pursuant to a purchase in the open market, amount to be inserted by the parties hereto, with the amount of Loans assigned hereby being subject to Section 9.04(b) of the Credit Agreement.

4

The terms set forth above are

hereby agreed to:

, as Assignor

by:
Name:
Title:

[BORROWER], as Assignee

by:
Name:
Title:

EXHIBIT D

AUCTION PROCEDURES

Summary. Each Borrower may conduct one or more Auctions in order to purchase, for cash or shares of Common Stock (the “Auction Consideration”), at such Borrower’s option, Tranche A Loans, Tranche B Loans and/or Other Term Loans (each, an “Applicable Loan”) at any time on or after the Restatement Date pursuant to the procedures described in this Exhibit D. Each Applicable Loan purchased by a Borrower shall automatically be retired and not outstanding for any purpose of the Credit Agreement or the other Loan Documents (each term as defined below). The aggregate amount of any cash used to purchase Purchased Loans by a Borrower shall not exceed the amount of Restricted Payments then available under Section 6.05(b) of the Amended and Restated Credit Agreement dated as of March 28, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CBRE Services, Inc., a Delaware corporation, CBRE Limited, a limited company organized under the laws of England and Wales, CBRE Limited, a corporation organized under the laws of the province of New Brunswick, CBRE Pty Limited, a company organized under the laws of Australia and registered in New South Wales, CBRE Limited, a company organized under the laws of New Zealand, CBRE Group, Inc., a Delaware corporation, the lenders from time to time party thereto (the “Lenders”), and Credit Suisse AG, as Administrative Agent and Collateral Agent for the Lenders. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Notice Procedures. In connection with an Auction, a Borrower will engage a dealer manager (the “Manager”) and will provide notification to such Manager and the Administrative Agent, for distribution to the Lenders, of the Class or Classes of Applicable Loans that will be the subject of the Auction (an “Auction Notice”, substantially in the form attached hereto as Annex A with such changes therein as such Borrower, the Manager and the Administrative Agent may agree). With respect to any Auction Notice, a Borrower may elect in its sole discretion either to limit such Auction Notice to any one of the Classes of Term Loans as it may elect or to include any combination of Classes in such Auction Notice. Each Auction Notice shall contain, for each Class included in such Auction Notice, (i) an aggregate bid amount, which may be expressed at the election of such Borrower as either the total par principal amount of Term Loans offered to be purchased or the total cash amount offered to be paid pursuant to the Auction (each, an “Auction Amount”), (ii) the discount to par, which shall be a range to be specified by such Borrower (the “Discount Range”), representing percentages of par of the principal amount of the Applicable Loans at issue expressed as a price per $1,000 that represents the range of purchase prices that could be paid in the Auction and (iii) whether the Auction Consideration will be cash or shares of Common Stock or, if both, the amount of each; provided that the par principal amount of the Applicable Loans offered to be purchased in each Auction shall be in a minimum aggregate amount of $10,000,000 in each case, or such lesser amount for which funds are then available under Section 6.05(b) of the Credit Agreement, and with minimum increments of $100,000 (it being understood that the par principal amount of Applicable Loans actually purchased may be less than such minimum amounts in the event that the aggregate par principal amount of Applicable Loans actually offered by Lenders in such Auction is less than the applicable minimum amounts). For purposes of the foregoing, different Discount Ranges and Auction Amounts may apply to different Classes of Applicable Loans.

Reply Procedures. In connection with any Auction, each Lender holding Applicable Loans subject to such Auction may provide the Manager with a notice of participation (the “Return Bid”, substantially in the form attached hereto as Annex B with such changes therein as the Borrower, the Manager and the Administrative Agent may agree) which shall specify (i) a discount to par that must be expressed as a price per $1,000 (the “Reply Price”), which must be

2

within the applicable Discount Range and (ii) a principal amount of Applicable Loans (specifying the identity of each) which must be in increments of $100,000 (subject to rounding requirements specified by the Manager and the Administrative Agent) (the “Reply Amount”). The foregoing minimum increment amount condition shall not apply if a Lender submits a Reply Amount equal to such Lender’s entire remaining amount of the Applicable Loans. Lenders may only submit one Return Bid with respect to each Class per Auction (unless the Borrower and the Manager elect to permit multiple bids, in which case the Borrower and the Manager may agree to establish procedures under which each Return Bid may contain up to three bids with respect to each Class, only one of which can result in a Qualifying Bid (as defined below) with respect to such Class). Lenders may not submit a Reply Amount in excess of the aggregate principal amount of Applicable Loans of such Lender. In addition to the Return Bid, the participating Lender must execute and deliver, to be held in escrow by the Manager, the Auction Form of Assignment and Acceptance. Upon consummation of an Auction, the Manager will complete the Auction Form of Assignment and Acceptance of each Lender whose Applicable Loan will be purchased in such Auction and deliver the same to the Administrative Agent for execution by the Borrower and recordation in the Register by the Administrative Agent.

Acceptance Procedures. If more than one Class is included in an Auction, the following procedures will apply separately for each such Class. Based on the Reply Prices and Reply Amounts received by the Manager , the Manager, in consultation with the Borrower, will determine the applicable discounted price (the “Applicable Discounted Price”) for the Auction, which will be the lower of (i) the lowest Reply Price for which the Borrower can complete the Auction at the Auction Amount that is within the Discount Range specified by the Borrower and (ii) in the event that the aggregate amount of the Reply Amounts relating to such Auction Notice are insufficient to allow the Borrower to complete a purchase of the entire Auction Amount, the highest Reply Price that is within the Discount Range so that the Borrower can complete the Auction at such aggregate amount of Reply Amounts. The Borrower shall purchase the Applicable Loans (or the respective portions thereof) from each Lender with a Reply Price that is equal to or less than the Applicable Discounted Price (“Qualifying Bids”) at the Applicable Discounted Price; provided that if the aggregate amount required to purchase Qualifying Bids (or, in the case of an Auction Amount expressed as a total par principal amount, if the aggregate par principal amounts of the Qualifying Bids) would exceed the Auction Amount for such Auction, the Borrower shall purchase such Qualifying Bids at the Applicable Discounted Price ratably based on the respective principal amounts of such Qualifying Bids (subject to rounding requirements specified by the Manager and the Administrative Agent). In any Auction for which the Borrower and the Manager have elected to permit multiple bids, if a Lender has submitted a Return Bid containing multiple bids at different Reply Prices, only the bid with the highest Reply Price that is equal to or less than the Applicable Discounted Price will be deemed the Qualifying Bid of such Lender. Each participating Lender will receive notice of a Qualifying Bid as soon as reasonably practicable but in no case later than five Business Days from the date the Return Bid was due.

Additional Procedures. No Borrower is required to undertake any Auction, but once initiated by an Auction Notice, a Borrower may not withdraw an Auction. Furthermore, in connection with any Auction, upon submission by a Lender of a Return Bid, such Lender will be obligated to sell the entirety or its pro rata portion of the Reply Amount at the Applicable Discounted Price. The Borrower will not have any obligation to purchase any Applicable Loans outside of the applicable Discount Range nor will any Return Bids outside such applicable Discount Range be considered in any calculation of the Applicable Discounted Price or satisfaction of the Auction Amount. Each purchase of Applicable Loans in an Auction shall be consummated pursuant to procedures (including as to response deadlines, rounding amounts, type

3

and Interest Period of accepted Applicable Loans, settlement procedures (including, to the extent Common Stock is used as Auction Consideration, the calculation of the number of shares of Common Stock to be received by Lenders with a Qualifying Bid) and calculation of Applicable Discounted Price referred to above) established jointly by the Manager, the Administrative Agent and the Borrower. To the extent that no Lenders have validly tendered any Applicable Loans of a Class requested in an Auction Notice, the Borrower may amend such Auction Notice for such Applicable Loans at least 24 hours before the then-scheduled expiration time for such Auction. In addition, the Borrower may extend the expiration time of an Auction at least 24 hours before such expiration time. The provisions of this Exhibit D shall not limit or restrict the Borrowers from making voluntary prepayments of any Applicable Loans in accordance with the provisions of the Credit Agreement.

Annex A

FORM OF

AUCTION NOTICE

[Borrower Letterhead]

[Manager]

[Address]

Attention: [            ]

Credit Suisse AG, as Administrative Agent

Eleven Madison Avenue

New York, New York 10010

Attention: [            ]

Re: Auction

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of March 28, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CBRE Services, Inc., a Delaware corporation, CBRE Limited, a limited company organized under the laws of England and Wales, CBRE Limited, a corporation organized under the laws of the province of New Brunswick, CBRE Pty Limited, a company organized under the laws of Australia and registered in New South Wales, CBRE Limited, a company organized under the laws of New Zealand, CBRE Group, Inc., a Delaware corporation, the lenders from time to time party thereto (the “Lenders”), and Credit Suisse AG, as Administrative Agent and Collateral Agent for the Lenders. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement and the Auction Procedures set forth as Exhibit D thereto.

The undersigned Borrower hereby gives notice to the holders of the [Tranche A] [Tranche B] [Other Term] Loans that it desires to conduct the following Auction:

•

Auction Amount: $[            ] [Tranche A] [Tranche B] [Other Term] Loans, representing [the total par principal amount of such Term Loans offered to be purchased] [the total cash amount offered to be paid pursuant to the Auction]

•	Discount Range: Not less than $[ ] nor greater than $[ ] per $1,000 principal amount of [Tranche A] [Tranche B] [Other Term] Loans

•	Auction Consideration: [$[ ] in cash] [$[ in shares of Common Stock]

The undersigned Borrower acknowledges that this Auction Notice may not be withdrawn. The Auction shall be consummated in accordance with the Auction Procedures with each Return Bid due by [            ].

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Very truly yours,

[BORROWER]

By:
Name:
Title:

Annex B

FORM OF

RETURN BID

[Lender Letterhead]

[Manager]

[Address]

Attention: [            ]

Re: Auction

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement, dated as of March 28, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CBRE Services, Inc., a Delaware corporation, CBRE Limited, a limited company organized under the laws of England and Wales, CBRE Limited, a corporation organized under the laws of the province of New Brunswick, CBRE Pty Limited, a company organized under the laws of Australia and registered in New South Wales, CBRE Limited, a company organized under the laws of New Zealand, CBRE Group, Inc., a Delaware corporation, the lenders from time to time party thereto (the “Lenders”), and Credit Suisse AG, as Administrative Agent and Collateral Agent for the Lenders. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement and the Auction Procedures set forth as Exhibit D thereto.

The undersigned Lender hereby gives notice of its participation in the Auction by submitting the following Return Bid:1

Applicable Loan	Reply Price (price per $1,000)			Reply Amount
Tranche A Loans	$	[	]	$	[	]
Tranche B Loans	$	[	]	$	[	]
Other Term Loans	$	[	]	$	[	]

The undersigned Lender acknowledges that the submission of this Return Bid along with an executed Auction Assignment and Acceptance, to be held in escrow by the Manager until released in accordance with the Auction Procedures, obligates the Lender to sell the entirety or its pro rata portion of the Reply Amount at the Applicable Discounted Price, and that this Return Bid may not be withdrawn.

[1]	To be revised as appropriate to accommodate more than one bid if elected by the Borrower and the Manager in accordance with the Auction Procedures.

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Very truly yours,

[LENDER]

By:
Name:
Title:

EXHIBIT E

[FORM OF]

BORROWING REQUEST

Credit Suisse AG, as Administrative Agent

Eleven Madison Avenue

New York, New York 10010

ATTN: Agency Group

[DATE]1

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of March 28, 2013 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among CBRE Services, Inc., a Delaware corporation, CBRE Limited, a limited company organized under the laws of England and Wales, CBRE Limited, a corporation organized under the laws of the province of New Brunswick, CBRE Pty Limited, a company organized under the laws of Australia and registered in New South Wales, CBRE Limited, a company organized under the laws of New Zealand, CBRE Group, Inc., a Delaware corporation, the lenders from time to time party thereto (the “Lenders”), and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

[DEFINED NAME OF BORROWER] hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

(A)	Type of Borrowing:[2]

(B)	Currency of Borrowing:[3]

(C)	Class of Borrowing:[4]

(D)	Date of Borrowing:[5]

[1]

Signed Borrowing Request must be delivered irrevocably by hand or fax (a) in the case of a Fixed Rate Borrowing, not later than 1:00 p.m., Local Time, three Business Days before a proposed Borrowing, and (b) in the case of a Daily Rate Borrowing, not later than 12:00 noon, Local Time, on the Business Day of a proposed Borrowing.

[2]	Specify Fixed Rate Borrowing or Daily Rate Borrowing.
[3]	Specify dollars, Pounds, Euro, Australian Dollars, Canadian Dollars, or New Zealand Dollars.
[4]	Specify Domestic Revolving Credit Borrowing, Multicurrency Revolving Credit Borrowing, U.K. Revolving Credit Borrowing, Domestic Swingline Borrowing or N.Z. Swingline Borrowing.
[5]	Date of Borrowing must be a Business Day.

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(E)	Account Number and Location:[6]

(F)	Principal Amount of Borrowing:

[(G)	Interest Period:	][7]

[DEFINED NAME OF BORROWER] hereby represents and warrants to the Administrative Agent and the Lenders that, on the date of this Borrowing Request and on the date of the related Borrowing, the conditions to lending specified in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement have been satisfied.

[NAME OF BORROWER],

by
Name:
Title:

[6]	Such account shall comply with Section 2.02(c).
[7]	If such Borrowing is to be a Fixed Rate Borrowing, the Interest Period or Contract Period with respect thereto.

EXHIBIT F-1

[FORM OF]

BORROWING SUBSIDIARY AGREEMENT

BORROWING SUBSIDIARY AGREEMENT dated as of [            ], 201[    ] (this “Agreement”), among CBRE SERVICES, INC., a Delaware Corporation (the “U.S. Borrower”), CBRE GROUP, INC., a Delaware corporation (“Holdings”), [NAME OF BORROWING SUBSIDIARY], a [            ] corporation (the “New Borrowing Subsidiary”), and CREDIT SUISSE AG, as administrative agent (the “Administrative Agent”).

Reference is hereby made to the Amended and Restated Credit Agreement dated as of March 28, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the U.S. Borrower, CBRE Limited, a limited company organized under the laws of England and Wales, CBRE Limited, a corporation organized under the laws of the province of New Brunswick, CBRE Pty Limited, a company organized under the laws of Australia and registered in New South Wales, CBRE Limited, a company organized under the laws of New Zealand, Holdings, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, as Administrative Agent and collateral agent for the Lenders. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to Section 9.18 under the Credit Agreement, the Lenders have agreed, upon the terms and subject to the conditions therein set forth, to make Revolving Loans to any wholly owned Subsidiary that the U.S. Borrower shall designate as a Borrower under any of the Revolving Credit Commitments, and the U.S. Borrower and the New Borrowing Subsidiary desire that the New Borrowing Subsidiary become a Borrower under the [Domestic Revolving Credit Commitments] [Multicurrency Revolving Credit Commitments] [U.K. Revolving Credit Commitments]. The U.S. Borrower represents and warrants that the New Borrowing Subsidiary is a wholly owned Subsidiary. Each of the U.S. Borrower and the New Borrowing Subsidiary represent and warrant that the representations and warranties of the U.S. Borrower in the Credit Agreement relating to the New Borrowing Subsidiary and this Agreement are true and correct on and as of the date hereof. The U.S. Borrower agrees that the Guarantee of the U.S. Borrower contained in the Collateral Agreement will apply to the Obligations of the New Borrowing Subsidiary. Upon execution of this Agreement by each of the U.S. Borrower, Holdings, the New Borrowing Subsidiary and the Administrative Agent, the New Borrowing Subsidiary shall be a party to the Credit Agreement and shall constitute a “Borrower” for all purposes thereof, and the New Borrowing Subsidiary hereby agrees to be bound by all provisions of the Credit Agreement.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers as of the date first appearing above.

CBRE GROUP, INC.,

by
Name:
Title:

CBRE SERVICES, INC.,

by
Name:
Title:

[NAME OF NEW BORROWING SUBSIDIARY],

by
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,

by
Name:
Title:

by
Name:
Title:

EXHIBIT F-2

[FORM OF]

BORROWING SUBSIDIARY TERMINATION

[DATE]

Credit Suisse AG, as Administrative Agent

Eleven Madison Avenue

New York, New York 10010

ATTN: Agency Group

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of March 28, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CBRE Services, Inc., a Delaware corporation (the “U.S. Borrower”), CBRE Limited, a limited company organized under the laws of England and Wales, CBRE Limited, a corporation organized under the laws of the province of New Brunswick, CBRE Pty Limited, a company organized under the laws of Australia and registered in New South Wales, CBRE Limited, a company organized under the laws of New Zealand, CBRE Group, Inc., a Delaware corporation, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) for the Lenders. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant Section 9.18 under the Credit Agreement, the U.S. Borrower hereby terminates the status of [NAME OF TERMINATED BORROWING SUBSIDIARY] (the “Terminated Borrowing Subsidiary”) as a Borrower. The U.S. Borrower and Holdings represent and warrant that (a) no Loans made to the Terminated Borrowing Subsidiary are outstanding as of the date hereof, (b) no Letters of Credit issued for the account of the Terminated Borrowing Subsidiary are outstanding as of the date hereof and (c) all amounts payable by the Terminated Borrowing Subsidiary in respect of interest and/or Fees (and, to the extent notified by the Administrative Agent or any Lender, any other amounts payable under the Credit Agreement) pursuant to the Credit Agreement have been paid in full on or prior to the date hereof.

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This instrument shall be construed in accordance with and governed by the laws of the State of New York.

CBRE SERVICES, INC.,

by
Name:
Title:

[NAME OF TERMINATED BORROWING SUBSIDIARY],

by
Name:
Title:

EXHIBIT G

GUARANTEE AND PLEDGE AGREEMENT

GUARANTEE AND PLEDGE AGREEMENT

dated as of

November 10, 2010,

among

CB RICHARD ELLIS SERVICES, INC.,

CB RICHARD ELLIS GROUP, INC.,

the Subsidiaries of CB RICHARD ELLIS SERVICES, INC.,

from time to time party hereto

and

CREDIT SUISSE AG,

as Collateral Agent

TABLE OF CONTENTS

		Page

	ARTICLE I

	Definitions

SECTION 1.01.	Credit Agreement	1
SECTION 1.02.	Other Defined Terms	2

	ARTICLE II

	Guarantee

SECTION 2.01.	Guarantee	4
SECTION 2.02.	Guarantee of Payment	6
SECTION 2.03.	No Limitations, etc	6
SECTION 2.04.	Reinstatement	7
SECTION 2.05.	Agreement To Pay; Subrogation	7
SECTION 2.06.	Information	7

	ARTICLE III

	Pledge of Securities

SECTION 3.01.	Pledge	8
SECTION 3.02.	Delivery of the Collateral	8
SECTION 3.03.	Representations, Warranties and Covenants	9
SECTION 3.04.	Limited Liability Company Interests and Limited Partnership Interests	10
SECTION 3.05.	Registration in Nominee Name; Denominations	10
SECTION 3.06.	Voting Rights; Dividends and Interest, etc	10

i

ii

Schedules

Schedule I	Subsidiary Guarantors
Schedule II	Equity Interests

Exhibits

Exhibit A	Form of Supplement
Exhibit B	Form of Perfection Certificate

iii

GUARANTEE AND PLEDGE AGREEMENT dated as of November 10, 2010 (this “Agreement”), among CB RICHARD ELLIS SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CB RICHARD ELLIS GROUP, INC., a Delaware corporation (“Holdings”), the Subsidiaries of the U.S. Borrower from time to time party hereto and CREDIT SUISSE AG (“Credit Suisse”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined herein).

PRELIMINARY STATEMENT

Reference is made to the Credit Agreement dated as of November 10, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the U.S. Borrower, CB Richard Ellis Limited, a limited company organized under the laws of England and Wales (the “U.K. Borrower”), CB Richard Ellis Limited, a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CB Richard Ellis Pty Ltd, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CB Richard Ellis Limited, a company organized under the laws of New Zealand (the “New Zealand Borrower”), Holdings, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and Collateral Agent.

The Lenders and the Issuing Bank (such term and each other capitalized term used but not defined in this preliminary statement having the meaning given or ascribed to it in Article I) have agreed to extend credit to the Borrowers, subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders and the Issuing Bank to extend credit to the Borrowers are conditioned upon, among other things, the execution and delivery of this Agreement. Holdings and the Subsidiary Guarantors are affiliates of the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Bank to extend such credit.

Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the New York UCC (as such term is defined herein) and not defined in this Agreement have the meanings specified therein. All references to the term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms.     As used in this Agreement, the following terms have the meanings specified below:

“Borrowers” means, collectively, the U.S. Borrower, the Australian Borrower, the Canadian Borrower, the New Zealand Borrower and the U.K. Borrower and any other wholly owned Subsidiary of the U.S. Borrower that becomes a party to the Credit Agreement as a Borrower pursuant to Section 9.18 of the Credit Agreement.

“Cash Management Services” means treasury management services (including controlled disbursements, zero balance arrangements, cash sweeps, automated clearinghouse transactions, return items, overdrafts, temporary advances, interest and fees and interstate depository network services or similar transactions) provided to any Loan Party.

“Collateral” has the meaning assigned to such term in Section 3.01.

“Domestic Obligations” means all the Obligations that are obligations of Holdings, the U.S. Borrower or any other Domestic Subsidiary.

“Excluded Equity Interests” means (a) any Equity Interest in any Immaterial Subsidiary, (b) any Equity Interest in any Investment Subsidiary other than CB Richard Ellis Investors, L.L.C. and CB Richard Ellis Investors, Inc., and (c) any Equity Interests in any person other than a wholly-owned Subsidiary where the assignment or pledge thereof, or grant of a security interest therein, requires, pursuant to the organizational documents of such person or any related joint venture, shareholder or like agreement binding on any shareholder, partner or member of such person, the consent of any shareholder, partner or member of such person that is not an Affiliate of Holdings.

“Federal Securities Laws” has the meaning assigned to such term in Section 5.03.

“Foreign Guarantor” means each Subsidiary Guarantor that is a Foreign Subsidiary.

“Foreign Obligations” means all the Obligations that are obligations of any Foreign Subsidiary.

“Grantors” means Holdings, the U.S. Borrower and the Subsidiary Guarantors (other than Melody and any Subsidiary Guarantor that is a Foreign Guarantor or an Investment Subsidiary).

“Guarantors” means Holdings, the Subsidiary Guarantors and, to the extent the U.S. Borrower is not otherwise liable with respect to any Obligations, the U.S. Borrower.

“Liabilities” has the meaning assigned to such term in Section 2.01.

“Loan Document Obligations” means (a) the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon

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one or more dates set for prepayment or otherwise, (ii) each payment required to be made by any Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of any Borrower to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of each Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents, and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents.

“Luxco” means CBRE Global Holdings SARL, an indirect wholly owned Subsidiary of the U.S. Borrower.

“Luxco Non-subsidiary Secured Obligor” has the meaning assigned to such term in Section 2.01.

“Luxembourg Law of 2002” has the meaning assigned to such term in Section 2.01.

“Maximum Amount” has the meaning assigned to such term in Section 2.01.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means (a) the Loan Document Obligations, (b) the due and punctual payment and performance of all obligations of each Loan Party under each Hedging Agreement that (i) is in effect on the Closing Date with a counterparty that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender as of the Closing Date or (ii) is entered into after the Closing Date with any counterparty that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender at the time such Hedging Agreement is entered into and (c) the Secured Cash Management Services Obligations.

“Perfection Certificate” means a certificate substantially in the form of Exhibit B, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of Holdings.

“Pledged Securities” means any stock certificates or other certificated securities now or hereafter included in the Collateral, including all certificates, instruments or other documents representing or evidencing any Collateral.

“Pledged Stock” has the meaning assigned to such term in Section 3.01.

“Secured Cash Management Services Obligations” means the due and punctual payment of any and all obligations of the Loan Parties in connection with Cash Management Services that are (a) owed on the Closing Date to a person that is the Administrative Agent or a

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Lender or an Affiliate of the Administrative Agent or a Lender as of the Closing Date or (b) owed to a person that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender at the time such obligations are incurred.

“Secured Parties” means (a) the Lenders, (b) the Administrative Agent, (c) the Collateral Agent, (d) the Issuing Bank, (e) each counterparty to any Hedging Agreement with a Loan Party that either (i) is in effect on the Closing Date if such counterparty is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender as of the Closing Date or (ii) is entered into after the Closing Date if such counterparty is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender at the time such Hedging Agreement is entered into, (f) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Loan Document, (g) each person to whom any Secured Cash Management Services Obligations are owed and (h) the successors and assigns of each of the foregoing.

“Significant Subsidiary” means (a) each Subsidiary (i) that has consolidated total assets of more than $7,500,000 and (ii) of which securities or other ownership interests representing more than 80% of the equity or more than 80% of the ordinary voting power or more than 80% of the general partnership interests are, at the time any determination is being made, owned, Controlled or held, directly or indirectly, by the U.S. Borrower and (b) each Subsidiary in which Holdings and the U.S. Borrower have invested $25,000,000 or more.

“Subsidiary Guarantors” means (a) the Subsidiaries identified on Schedule I and (b) each other Subsidiary that becomes a party to this Agreement as contemplated by Section 7.16.

“Unfunded Advances/Participations” means (a) with respect to the Administrative Agent, the aggregate amount, if any (i) made available to the Borrowers on the assumption that each Lender has made its portion of the applicable Borrowing available to the Administrative Agent as contemplated by Section 2.02(d) of the Credit Agreement and (ii) with respect to which a corresponding amount shall not in fact have been returned to the Administrative Agent by the Borrowers or made available to the Administrative Agent by any such Lender, (b) with respect to any Swingline Lender, the aggregate amount, if any, of participations in respect of any outstanding Swingline Loan that shall not have been funded by the Revolving Credit Lenders in accordance with Section 2.22(e) of the Credit Agreement and (c) with respect to any Issuing Bank, the aggregate amount, if any, of participations in respect of any outstanding L/C Disbursement that shall not have been funded by the Revolving Credit Lenders in accordance with Sections 2.23(d) and 2.02(f) of the Credit Agreement.

ARTICLE II

Guarantee

SECTION 2.01. Guarantee.     (a) Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations; provided, however, that the

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guarantee of the Foreign Guarantors pursuant to this Section 2.01 shall be limited to the Foreign Obligations. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to any Borrower or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

(b) (i) Notwithstanding any other provisions of this Article II or the Credit Agreement, the maximum liability of Luxco under this Section 2.01 and the Credit Agreement shall be limited so (x) that the maximum amount payable by Luxco under Section 2.01(a) in respect of Obligations owed by any Borrower which is not a subsidiary of Luxco (a “Luxco Non-subsidiary Secured Obligor”), shall at no time exceed the Maximum Amount (as defined in clause (ii) below) and (y) shall at all times be subject to clause (iii) below.

(ii) For purposes of this Section 2.01(b), “Maximum Amount” means an amount equal to the aggregate (without duplication) of (x) the aggregate principal amount of the outstanding intercompany loans made to Luxco or any Subsidiary which is on the Closing Date (or thereafter becomes) a subsidiary of Luxco by any Luxco Non-subsidiary Secured Obligor which have been funded directly or indirectly with a Borrowing under the Credit Agreement plus (y) an amount equal to 80% of the greater of (A) the sum of Luxco’s capitaux propres (own capital) and its dettes subordonnées (subordinated debt) (both as referred to in article 34 of the Luxembourg law of 19 December 2002 on the commercial register and annual accounts, as amended (the “Luxembourg Law of 2002”)) as reflected in Luxco’s then most recent annual financial statements approved by the competent organ of Luxco (as audited by its external auditor (réviseur d’entreprises), if required by law), (B) the sum of Luxco’s capitaux propres (own capital) and its dettes subordonnées (subordinated debt) (both as referred to in article 34 of the Luxembourg Law of 2002) as reflected in its filed financial statements as at the Closing Date, (C) the market value of the assets of Luxco as at the time that Luxco is required to make any payment pursuant to Section 2.01(a) less the Liabilities (as defined below) of Luxco as at such time and (D) the market value of the assets of Luxco as at the Closing Date less the Liabilities (as defined below) of Luxco as at the time that Luxco is required to make any payment pursuant to Section 2.01(a). For purposes of this Section 2.01(b)(ii), “Liabilities” means all existing liabilities (other than any liabilities owed to the direct or indirect shareholders of Luxco) incurred, from time to time, by Luxco and as reflected, from time to time, in the books of Luxco as well as provisions for liabilities which are made in the books of Luxco from time to time in accordance with applicable prudent management accounting rules. If the parties hereto fail to reach an agreement as to the market value of the assets of Luxco as referred to under Section 2.01(b)(ii)(y)(C) or (D) above, such market value shall be determined, at the sole cost of Luxco, by an external auditor (réviseur d’entreprises) appointed for this purpose by the Collateral Agent.

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(iii) The obligations and liabilities of Luxco under Section 2.01(a) shall not include any obligation which, if incurred, would constitute a breach of the provisions on financial assistance as defined by article 49-6 of the Luxembourg Law on Commercial Companies dated 10 August 1915, as amended, to the extent such provision or an equivalent provision is applicable to Luxco.

(iv) For the avoidance of doubt, no limitations shall apply to Luxco’s obligations and liabilities under Section 2.01(a) in respect of any Obligations owed by Subsidiaries which are subsidiaries of Luxco.

SECTION 2.02. Guarantee of Payment.     Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of any Borrower or any other person.

SECTION 2.03. No Limitations, etc.     (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 7.15, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of, or any impairment of or failure to perfect any Lien on or security interest in, any security held by the Collateral Agent or any other Secured Party for the Obligations or any of them; (iv) any default, failure or delay, wilful or otherwise, in the performance of the Obligations; (v) any law, regulation, decree or order of any jurisdiction or any other event, to the extent such Guarantor can lawfully waive application thereof; or (vi) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations). Each Guarantor expressly authorizes the Collateral Agent and the other Secured Parties to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of any Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from

6

any cause of the liability of any Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any Borrower or any other Loan Party or exercise any other right or remedy available to them against any Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Borrower or any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement.     Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of any Borrower, any other Loan Party or otherwise.

SECTION 2.05. Agreement To Pay; Subrogation.     In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation; provided, however, that the aggregate amount to be paid by the Foreign Guarantors pursuant to this Section 2.05 shall not exceed the amount of Foreign Obligations then unpaid by the applicable Loan Party. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against any Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

SECTION 2.06. Information.     Each Guarantor assumes all responsibility for being and keeping itself informed of each Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither the Collateral Agent nor any other Secured Party will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

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ARTICLE III

Pledge of Securities

SECTION 3.01. Pledge.     As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under (a) the shares of capital stock and other Equity Interests owned by such Grantor on the date hereof and listed on Schedule II and any other Equity Interests in a Significant Subsidiary or another Subsidiary which is a Guarantor hereunder obtained in the future by such Grantor and the certificates representing all such Equity Interests (collectively referred to herein as the “Pledged Stock”); provided that the Pledged Stock shall not include (i) insofar as they secure Domestic Obligations, more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary (it being understood and agreed that such limitation shall not apply insofar as any such Pledged Stock secures Foreign Obligations) and (ii) the Excluded Equity Interests; (b) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 3.01; (c) subject to Section 3.06, all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clause (a) or (b) above; (d) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clause (a), (b) or (c) above; and (e) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (e) above being collectively referred to as the “Collateral”).

TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 3.02. Delivery of the Collateral.     (a) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities that are represented in physical form; provided, however, that a Grantor shall not be required to deliver, or cause to be delivered, to the Collateral Agent such Pledged Securities that are represented in physical form in any Subsidiary if such Grantor’s ownership of the Equity Interests in such Subsidiary is 1% or less of the issued and outstanding Equity Interests in such Subsidiary.

(b) Upon delivery to the Collateral Agent, any certificate representing Pledged Securities shall be accompanied by undated stock powers duly executed in blank and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

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SECTION 3.03. Representations, Warranties and Covenants.     The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a) Schedule II correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests required to be pledged hereunder;

(b) the Pledged Stock has been duly and validly authorized and issued by the issuers thereof and is fully paid and nonassessable;

(c) except for the security interests granted hereunder (or otherwise permitted under the Credit Agreement), each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral (other than the Lien created by this Agreement and other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement) and (iv) subject to Section 3.06, will cause any and all Collateral, whether for value paid by the Grantor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

(d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally, the Collateral is and will continue to be freely transferable and assignable, and none of the Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e) each of the Grantors (i) has the power and authority to pledge the Collateral pledged by it hereunder in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement and other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement), however arising, of all persons whomsoever;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected first-priority lien upon and security interest in such Pledged Security as security for the payment and performance of the Obligations;

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(h) the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Collateral as set forth herein;

(i) the Perfection Certificate (i) has been duly prepared, completed and executed and the information set forth therein is correct and complete in all material respects and (ii) accurately sets forth the complete legal name of each Grantor; and

(j) each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the security interest in the Collateral and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of such security interest and the filing of any financing statements or other documents in connection herewith or therewith.

SECTION 3.04. Limited Liability Company Interests and Limited Partnership Interests.     Each Grantor acknowledges and agrees that (i) each interest in any limited liability company or limited partnership controlled by such Grantor, pledged hereunder and not represented by a certificate, shall not be for purposes of this Agreement and the other Loan Documents a “security” within the meaning of Article 8 of the New York UCC and shall not be governed by Article 8 of the New York UCC, and (ii) such Grantor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the New York UCC or issue any certificate representing such interest, unless such Grantor provides prior written notification to the Collateral Agent of such election and promptly delivers any such certificate to the Collateral Agent pursuant to the terms hereof.

SECTION 3.05. Registration in Nominee Name; Denominations.     The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion when an Event of Default has occurred and is continuing) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent. Each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor that is the owner thereof. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 3.06. Voting Rights; Dividends and Interest, etc.     (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Grantors that their rights under this Section are being suspended (which notice shall be deemed to have been given immediately upon the occurrence of an Event of Default under paragraph (g) or (h) of Article VII of the Credit Agreement):

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of any Pledged Security

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or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Security or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

(ii) Each Grantor shall be entitled to receive and retain any and all dividends and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws; provided that any noncash dividends or other distributions that would constitute Pledged Stock, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

(b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified (or shall be deemed to have notified pursuant to Section 3.06(a)) the Grantors of the suspension of their rights under paragraph (a)(ii) of this Section 3.06, then all rights of any Grantor to dividends or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(ii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends or other distributions. All dividends or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived, the Collateral Agent shall, within five Business Days after all such Events of Default have been cured or waived, repay to each applicable Grantor (without interest) all dividends or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(ii) of this Section 3.06 and that remain in such account.

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(c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified (or shall be deemed to have notified pursuant to Section 3.06(a)) the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 3.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights.

(d) Any notice given by the Collateral Agent to the Grantors suspending their rights under paragraph (a) of this Section 3.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(ii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE IV

[INTENTIONALLY OMITTED]

ARTICLE V

Remedies

SECTION 5.01. Remedies Upon Default.     Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to

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assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and the Grantors hereby waive (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

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SECTION 5.02. Application of Proceeds.     The Collateral Agent shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral, including any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Administrative Agent or the Collateral Agent (in their respective capacities as such hereunder or under any other Loan Document) in connection with such collection, sale, foreclosure or realization or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent or the Administrative Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of Unfunded Advances/Participations (the amounts so applied to be distributed between or among the Administrative Agent, any Swingline Lender and any Issuing Bank pro rata in accordance with the amounts of Unfunded Advances/Participations owed to them on the date of any such distribution);

THIRD, to the payment in full of all other Obligations (the amounts so applied to be distributed (subject to the first proviso to Section 3.01 and clause (B) of the first proviso to Section 4.01(a)) among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

FOURTH, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 5.03. Securities Act, etc.     In view of the position of the Grantors in relation to the Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Collateral under

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applicable “blue sky” or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Collateral, limit the purchasers to those who will agree, among other things, to acquire such Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached. The provisions of this Section 5.03 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

ARTICLE VI

Indemnity, Subrogation and Subordination

SECTION 6.01. Indemnity and Subrogation.     In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), each Borrower agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement, the applicable Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part a claim of any Secured Party, the applicable Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 6.02. Contribution and Subrogation.     Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor on account of its guarantee under this Agreement or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy any Obligation owed to any Secured Party and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the applicable Borrower as provided in Section 6.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to (i) the amount of such payment or (ii) the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth

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of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 7.16, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Guarantor under Section 6.01 to the extent of such payment.

SECTION 6.03. Subordination.     Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of any Borrower or any Guarantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

ARTICLE VII

Miscellaneous

SECTION 7.01. Notices.     All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the U.S. Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 7.02. Security Interest Absolute.     All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of each Guarantor and Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor or Grantor in respect of the Obligations or this Agreement.

SECTION 7.03. Survival of Agreement.     All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Secured Party or on its behalf and notwithstanding that the Collateral Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect

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representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or the aggregate L/C Exposure does not equal zero and so long as the Commitments have not expired or terminated.

SECTION 7.04. Binding Effect; Several Agreement.     This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 7.05. Successors and Assigns.     Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor, any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 7.06. Collateral Agent’s Fees and Expenses; Indemnification.     (a) Each Guarantor and Grantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the preparation and administration of this Agreement or in connection with any amendments, modifications or waivers of the provisions hereof, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Guarantor or Grantor to perform or observe any of the provisions hereof.

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Guarantor and Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 9.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating to any of the foregoing or to the Collateral, whether or not any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or by a

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Borrower, any other Loan Party or any of their respective Affiliates); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (i) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee or (ii) result from a claim brought by a Borrower or any of its Subsidiaries against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Borrower or such Subsidiary has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. To the extent permitted by law, no Guarantor or Grantor shall assert, and each Guarantor and Grantor hereby waives any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of proceeds thereof.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable on written demand therefor.

SECTION 7.07. Collateral Agent Appointed Attorney-in-Fact.     Each Guarantor hereby appoints the Collateral Agent the attorney-in-fact of such Guarantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default after notice to the relevant Guarantor, with full power of substitution either in the Collateral Agent’s name or in the name of such Guarantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (d) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; and (e) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any

18

property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Guarantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

SECTION 7.08. Applicable Law.     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.09. Waivers; Amendment.     (a) No failure or delay by the Collateral Agent, the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

SECTION 7.10. WAIVER OF JURY TRIAL.     EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 7.11. Severability.     In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any

19

way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.12. Counterparts.     This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 7.13. Headings.     Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.14. Jurisdiction; Consent to Service of Process.     (a) Each of Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent, the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrowers, Holdings or their respective properties in the courts of any jurisdiction.

(b) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section 7.14. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

20

SECTION 7.15. Termination or Release.     (a) This Agreement, the Guarantees, the security interest in the Collateral and all other security interests granted hereby shall terminate when all the Loan Document Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the aggregate L/C Exposure has been reduced to zero and the Issuing Bank has no further obligations to issue Letters of Credit under the Credit Agreement and no payment of any amounts outstanding and due under any Hedging Agreement is in default.

(b) A Subsidiary Guarantor shall automatically be released from its obligations hereunder and the security interest in the Collateral of such Subsidiary Guarantor shall be automatically released, in the event that all the Equity Interests of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of to a person that is not Holdings, the U.S. Borrower or an Affiliate of any of the foregoing in accordance with the terms of the Credit Agreement; provided that the Required Lenders shall have consented to such sale, transfer or other disposition (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement to any person that is not Holdings, the U.S. Borrower or an Affiliate of any of the foregoing, or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement, the security interest in such Collateral shall be automatically released without any action on the part of the Collateral Agent.

(d) A Subsidiary Guarantor shall automatically be released from its Guarantee hereunder to the extent required by Section 5.09(a) of the Credit Agreement.

(e) In connection with any termination or release pursuant to the preceding paragraphs of this Section, the Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or representation or warranty by the Collateral Agent or any Secured Party.

SECTION 7.16. Additional Subsidiaries.     Pursuant to Section 5.09(a) of the Credit Agreement, certain Subsidiaries not originally party hereto may be required from time to time to enter into this Agreement. Upon the execution and delivery by the Collateral Agent and a Subsidiary of a supplement in the form of Exhibit A hereto, such Subsidiary shall become a Subsidiary Guarantor and, to the extent applicable, a Grantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor and a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

[Remainder of this page intentionally left blank]

21

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

CB RICHARD ELLIS SERVICES, INC.,

by	/s/ Debera Fan
Name: Debera Fan
Title: Senior Vice President and Treasurer
CB RICHARD ELLIS GROUP, INC.,

by	/s/ Debera Fan
Name: Debera Fan
Title: Senior Vice President and Treasurer
EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO,

by	/s/ Debera Fan
Name: Debera Fan
Title: Senior Vice President and Treasurer

[Signature Page to the CBRE Guarantee and Pledge Agreement]

Schedule I to Senior Vice President and Treasurer’s Signature Page

CB HOLDCO, INC.

CB RICHARD ELLIS INVESTORS, INC.

CB RICHARD ELLIS INVESTORS, L.L.C.

CB RICHARD ELLIS, INC.

CB/TCC HOLDINGS LLC

CB/TCC, LLC

CBRE CAPITAL MARKETS OF TEXAS, LP

CBRE CAPITAL MARKETS, INC.

CBRE GOVERNMENT SERVICES, LLC

CBRE LOAN SERVICES, INC.

CBRE-PROFI ACQUISITION CORP.

CBRE TECHNICAL SERVICES, LLC

CBRE/LJM MORTGAGE COMPANY, L.L.C.

HOLDPAR A

HOLDPAR B

INSIGNIA/ESG CAPITAL CORPORATION

THE POLACHECK COMPANY, INC.

TRAMMELL CROW COMPANY

TRAMMELL CROW SERVICES, INC.

VINCENT F. MARTIN, JR., INC.

WESTMARK REAL ESTATE ACQUISITION

PARTNERSHIP, L.P.

CB RICHARD ELLIS LIMITED, a limited Company organized under the laws of England and Wales,

by	/s/ Philip Emburey
Name: Philip Emburey
Title: Director

by	/s/ Martin Lewis
Name: Martin Lewis
Title: Director
CB RICHARD ELLIS LIMITED, a corporation organized under the laws of the province of New Brunswick,

by	/s/ Jeffrey D. Cook
Name: Jeffrey D. Cook
Title: Vice President

[Signature Page to the CBRE Guarantee and Pledge Agreement]

IN WITNESS WHEREOF, the Australian Borrower and the New Zealand Borrower have duly executed this Agreement, as of the day and year first above written, solely with respect to Article VI of this Agreement.

CB RICHARD ELLIS PTY LTD, a company organized under the laws of Australia,

by	/s/ John Llewellyn Bell
Name: John Llewellyn Bell
Title: Director

by	/s/ Thomas Jackson Southern
Name: Thomas Jackson Southern
Title: Director
CB RICHARD ELLIS LIMITED, a company organized under the laws of New Zealand,

by	/s/ John Llewellyn Bell
Name: John Llewellyn Bell
Title: Director

by	/s/ Brent David McGregor
Name: Brent David McGregor
Title: Director

[Signature Page to the CBRE Guarantee and Pledge Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent

by	/s/ Bill O’Daly
Name: Bill O’Daly
Title: Director

by	/s/ Christopher Reo Day
Name: Christopher Reo Day
Title: Associate

[Signature Page to the CBRE Guarantee and Pledge Agreement]

CB/TCC GLOBAL HOLDINGS LIMITED,

by	/s/ Philip Emburey
Name: Philip Emburey
Title: Director

by	/s/ Marcus Smith
Name: Marcus Smith
Title: Director
CBRE GLOBAL HOLDINGS, S.A.R.L.,

by	/s/ Laurence H. Midler
Name: Laurence H. Midler
Title: Type A manager
RELAM AMSTERDAM HOLDINGS B.V.,

by	/s/ R.H.L de Groot /s/ S.R. Lombert
Name: TMF Management B.V.
Title: Managing Director
TC HOUSTON, INC.,

by	/s/ Robert E. Sulentic
Name: Robert E. Sulentic
Title: Executive Vice President
TCCT REAL ESTATE, INC.,

by	/s/ Robert E. Sulentic
Name: Robert E. Sulentic
Title: Executive Vice President
TDCFW, INC.,

by	/s/ Robert E. Sulentic
Name: Robert E. Sulentic
Title: Executive Vice President

[Signature Page to the CBRE Guarantee and Pledge Agreement]

TRAMMELL CROW DEVELOPMENT & INVESTMENT, INC.,

by	/s/ Robert E. Sulentic
Name: Robert E. Sulentic
Title: President and Chief Executive Officer

[Signature Page to the CBRE Guarantee and Pledge Agreement]

Schedule I to

Guarantee and

Pledge Agreement

SUBSIDIARY GUARANTORS

CB HoldCo, Inc.

CB Richard Ellis Investors, Inc.

CB Richard Ellis Investors, L.L.C.

CB Richard Ellis, Inc.

CB/TCC Global Holdings Limited

CB/TCC Holdings LLC

CB/TCC, LLC

CBRE-Profi Acquisition Corp.

CBRE Capital Markets of Texas, LP

CBRE Capital Markets, Inc.

CBRE Government Services, LLC

CBRE Loan Services, Inc.

CBRE Technical Services, LLC

CBRE/LJM Mortgage Company, L.L.C.

HoldPar A

HoldPar B

Insignia/ESG Capital Corporation

TC Houston, Inc.

TCCT Real Estate, Inc.

TCDFW, Inc.

The Polacheck Company, Inc.

Trammell Crow Company

Trammell Crow Development & Investment, Inc.

Trammell Crow Services, Inc.

Vincent F. Martin, Jr., Inc.

Westmark Real Estate Acquisition Partnership, L.P.

GUARANTORS FOR FOREIGN OBLIGATIONS ONLY

CB Richard Ellis Limited (a corporation organized under the laws of England and Wales)

CB Richard Ellis Limited (a corporation organized under the laws of the province of New Brunswick)

CBRE Global Holdings SARL

RELAM Amsterdam Holdings B.V.

2

Schedule II to

Guarantee and

Pledge Agreement

DOMESTIC PLEDGED STOCK
Issuer	Number of Certificate	Registered Owner	Number and Class of Shares	Percentage of Ownership Pledged
CB Richard Ellis Services, Inc.	P-2	CB Richard Ellis Group, Inc.	6,250 Series A Convertible Participating Preferred Stock	100%
CB Richard Ellis Services, Inc.	C-2	CB Richard Ellis Group, Inc.	11,493.896 Common Stock	100%
CB Richard Ellis, Inc.	3	CB HoldCo, Inc.	100 Capital Stock	100%
CB HoldCo, Inc.	V-2	CB/TCC, L.L.C.	100 Voting Common	100%
CB/TCC, L.L.C.	N/A	CB Richard Ellis Services, Inc.	N/A	85.08%
CB/TCC, L.L.C.	N/A	CB/TCC Global Holdings Limited	N/A	14.92%
CB Richard Ellis Investors, Inc.	4	CB Richard Ellis, Inc.	2,000 Common	100%
CBRE Capital Markets, Inc. (f/k/a CBRE Melody & Company and L. J. Melody & Company)	8	CB Richard Ellis, Inc.	10	100%
HoldPar A	N/A	Westmark Real Estate Acquisition Partnership, L.P.	N/A	99.966%
HoldPar A	N/A	HoldPar B	N/A	0.034%
Westmark Real Estate Acquisition Partnership, L.P.	N/A	CB Richard Ellis, Inc.	N/A	20.87%
Westmark Real Estate Acquisition Partnership, L.P.	N/A	Vincent F. Martin, Jr., Inc.	N/A	79.13%
HoldPar B	N/A	Westmark Real Estate Acquisition Partnership, L.P.	N/A	99.999%
HoldPar B	N/A	HoldPar A	N/A	0.001%
CB Richard Ellis Investors, L.L.C.	N/A	HoldPar A	N/A	79.13%
CB Richard Ellis Investors, L.L.C.	N/A	HoldPar B	N/A	20.87%
CBRE Technical Services, L.L.C.	N/A	CB Richard Ellis, Inc.	N/A	100%
CBRE Capital Markets of Texas, LP (f/k/a CBRE Melody	N/A	CBRE/LJM Mortgage Company, L.L.C.	N/A	0.01%

of Texas, LP and L.J. Melody & Company of Texas, LP)
The Polacheck Company, Inc.	107	CB Richard Ellis, Inc.	11,683 Common	100%
The Polacheck Company, Inc.	108	CB Richard Ellis, Inc.	393 Preferred Stock	100%
Vincent F. Martin, Jr., Inc.	2	CB Richard Ellis, Inc.	1,000	100%
CB/TCC Holdings LLC	N/A	CB Richard Ellis Services, Inc.	N/A	100%

2

FOREIGN PLEDGED STOCK
Issuer	Number of Certificate	Registered Owner	Number and Class of Shares	Percentage of Ownership Pledged
Noble Gibbons Limited	12	CB Richard Ellis, Inc.	6,500 Ordinary Shares	65%
CBRE Luxemburg Holdings, S.A.R.L.	N/A	CB Richard Ellis, Inc.	N/A	65%
CB Richard Ellis Registrars Ltd.	N/A	CB Richard Ellis, Inc.	N/A	65%
CBRE Finance Europe LLP	N/A	CB Richard Ellis Services, Inc. / CB Richard Ellis , Inc.	N/A	65%
CB/TCC Global Holdings Limited	1	CB Richard Ellis Services, Inc.	2 Ordinary Shares	20%
CB/TCC Global Holdings Limited	2	CB Richard Ellis Services, Inc.	8 Ordinary Shares	80%
CB Richard Ellis Limited	23	CB Richard Ellis Services, Inc.	5,200,000	65%

3

Exhibit A to the

Guarantee and

Pledge Agreement

SUPPLEMENT NO. [    ] (this “Supplement”) dated as of [    ], to the Guarantee and Pledge Agreement dated as of November 10, 2010 (the “Guarantee and Pledge Agreement”), among CB RICHARD ELLIS SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CB RICHARD ELLIS GROUP, INC., a Delaware corporation (“Holdings”), the Subsidiaries of the U.S. Borrower from time to time party thereto (the “Subsidiary Guarantors” and, together with the U.S. Borrower and Holdings, the “Grantors”) and CREDIT SUISSE AG (“Credit Suisse”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).

A.   Reference is made to the Credit Agreement dated as of November 10, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the U.S. Borrower, CB Richard Ellis Limited, a limited company organized under the laws of England and Wales (the “U.K. Borrower”), CB Richard Ellis Limited, a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CB Richard Ellis Pty Ltd, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CB Richard Ellis Limited, a company organized under the laws of New Zealand (the “New Zealand Borrower”), Holdings, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and Collateral Agent.

B.   Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee and Pledge Agreement and the Credit Agreement.

C.   The Grantors have entered into the Guarantee and Pledge Agreement in consideration of, among other things, Loans made and Letters of Credit issued under the Credit Agreement. Section 7.16 of the Guarantee and Pledge Agreement provides that additional Subsidiaries of the U.S. Borrower may become Subsidiary Guarantors and Grantors under the Guarantee and Pledge Agreement by the execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Loan Party”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor and a Grantor under the Guarantee and Pledge Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Loan Party agree as follows:

SECTION 1.   In accordance with Section 7.16 of the Guarantee and Pledge Agreement, the New Loan Party by its signature below becomes a Grantor and Subsidiary Guarantor under the Guarantee and Pledge Agreement with the same force and effect as if originally named therein as a Grantor and Subsidiary Guarantor and the New Loan Party hereby (a) agrees to all the terms and provisions of the Guarantee and Pledge Agreement applicable to it as a Grantor and Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Loan Party, as security for the payment and performance in full of the Obligations (as defined in the Guarantee and Pledge Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Loan Party’s right, title and interest in and to the Collateral (as defined in the Guarantee and Pledge Agreement) of the New Loan Party. Each reference to a “Grantor” or a “Subsidiary Guarantor” in the Guarantee and Pledge Agreement shall be deemed to include the New Loan Party. The Guarantee and Pledge Agreement is hereby incorporated herein by reference.

SECTION 2.   The New Loan Party represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.   This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Loan Party and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.   The New Loan Party hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of any and all Equity Interests now owned by the New Loan Party and (b) set forth under its signature hereto, is the true and correct legal name of the New Loan Party and its jurisdiction of organization.

SECTION 5.   Except as expressly supplemented hereby, the Guarantee and Pledge Agreement shall remain in full force and effect.

SECTION 6.   THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.    In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Pledge Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.    All communications and notices hereunder shall (except as otherwise expressly permitted by the Guarantee and Pledge Agreement) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the New Loan Party shall be given to it in care of the U.S. Borrower as provided in Section 9.01 of the Credit Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the New Loan Party and the Collateral Agent have duly executed this Supplement to the Guarantee and Pledge Agreement as of the day and year first above written.

[NAME OF NEW LOAN PARTY]

by

Name:
Title:
Address:
Legal Name:
Jurisdiction of Formation:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent

by

Name:
Title:

by

Name:
Title:

Exhibit B to the

Guarantee and

Pledge Agreement

FORM OF

PERFECTION CERTIFICATE

PERFECTION CERTIFICATE

Reference is made to the Credit Agreement dated as of November 10, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CB Richard Ellis Services, Inc., a Delaware corporation (the “U.S. Borrower”), CB Richard Ellis Limited, a limited company organized under the laws of England and Wales (the “U.K. Borrower”), CB Richard Ellis Limited, a corporation organized under the laws of the province of New Brunswick, (the “Canadian Borrower”), CB Richard Ellis Pty Ltd, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CB Richard Ellis Limited, a company organized under the laws of New Zealand (the “New Zealand Borrower”), CB Richard Ellis Group, Inc., a Delaware corporation (“Holdings”), the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”). Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement or the Guarantee and Pledge Agreement referred to therein, as applicable.

The undersigned, a Responsible Officer of Holdings, hereby certifies to the Administrative Agent and each other Secured Party as follows:

1. Names. (a) The exact legal name of each Grantor, as such name appears in its respective certificate of formation or organization, appears on Schedule 1A.

(b) Set forth on Schedule 1B is each other legal name each Grantor has had in the past five years, together with the date of the relevant change.

(c) Except as set forth in Schedule 1C, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization. If any such change has occurred, include in Schedule 1C the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

(d) Set forth on Schedule 1D is the Organizational Identification Number, if any, issued by the jurisdiction of formation of each Grantor that is a registered organization.

(e) Set forth on Schedule 1E is the Federal Taxpayer Identification Number of each Grantor: [Only necessary for filing in North Dakota and South Dakota.]

2. Current Locations. (a) The chief executive office of each Grantor is located at the address set forth opposite its name on Schedule 2A.

(b) Set forth on Schedule 2B opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an “*”).

(c) The jurisdiction of formation of each Grantor that is a registered organization is set forth opposite its name on Schedule 2C.

3. File Search Reports. File search reports have been obtained from each Uniform Commercial Code filing office identified with respect to each Grantor in Section 2 hereof, and such search reports reflect no liens against any of the Collateral other than those permitted under the Credit Agreement.

4. UCC Filings. Financing statements in substantially the form of Schedule 4 hereto have been prepared for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which each Grantor is located.

5. Schedule of Filings. Attached hereto as Schedule 5 is a schedule setting forth, with respect to the filings described in Section 4 above, each filing and the filing office in which such filing is to be made.

6. Stock Ownership and other Equity Interests. Attached hereto as Schedule 6 is a true and correct list of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interest owned by each Grantor that are required to be pledged under the Guarantee and Pledge Agreement and the issuer of such stock, partnership interests, membership interests or other equity interests.

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IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this [            ] day of [            ], 2010.

CB RICHARD ELLIS GROUP, INC.,

By
Name:
	Title:	Responsible Officer

SCHEDULE 1A

Exact Legal Name of Each Grantor

SCHEDULE 1B

Other Legal Names Within the Past Five Years With Date of Relevant Change

SCHEDULE 1C

Changes in Identity or Corporate Structure Within the Past Five Years

SCHEDULE 1D

Organizational Identification Number

Grantor	Organizational Identification Number

SCHEDULE 1E

Federal Taxpayer Identification Number of Each Grantor

Grantor	Federal Taxpayer Identification Number

SCHEDULE 2A

Chief Executive Office of Each Grantor

Grantor	Mailing Address	County	State

SCHEDULE 2B

Locations of Books or Records Relating to any Accounts Receivable

Grantor	Mailing Address	County	State

SCHEDULE 2C

Jurisdiction of Formation of Each Grantor

Grantor	Jurisdiction of Formation

SCHEDULE 4

UCC Financing Statements

SCHEDULE 5

UCC Filings and Filing Offices

Debtor	Secured Party	Filing Office	Collateral Description

SCHEDULE 6

Stock Ownership and Equity Interests

Issuer	Number of Certificate (if applicable)	Registered Owner	Number and Class of Shares	Percentage of Ownership Pledged

EXHIBIT H-1

[FORM OF]

FIRST LIEN INTERCREDITOR AGREEMENT

Among

CBRE SERVICES, INC.,

CBRE GROUP, INC.,

the other Grantors party hereto,

CREDIT SUISSE AG,

as Collateral Agent for the First Lien Secured Parties and

as Authorized Representative for the Credit Agreement Secured Parties

[            ]

as the Initial Additional Authorized Representative

and

each additional Authorized Representative from time to time party hereto

dated as of [            ], 20[    ]

FIRST LIEN INTERCREDITOR AGREEMENT dated as of [            ], 20[    ] (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among CBRE SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CBRE GROUP, INC., a Delaware corporation (“Holdings”), the other Grantors (as defined herein) party hereto, CREDIT SUISSE AG, as collateral agent for the First Lien Secured Parties (as defined herein) (in such capacity, the “Collateral Agent”) and as Authorized Representative for the Credit Agreement Secured Parties (in such capacity, the “Administrative Agent”), [INSERT NAME AND CAPACITY], as Authorized Representative for the Initial Additional First Lien Secured Parties (in such capacity and together with its successors in such capacity, the “Initial Additional Authorized Representative”) and each additional Authorized Representative from time to time party hereto for the Additional First Lien Secured Parties of the Series with respect to which it is acting in such capacity.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Collateral Agent, the Administrative Agent (for itself and on behalf of the Credit Agreement Secured Parties), the Initial Additional Authorized Representative (for itself and on behalf of the Initial Additional First Lien Secured Parties) and each additional Authorized Representative (for itself and on behalf of the Additional First Lien Secured Parties of the applicable Series) agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Credit Agreement or, if defined in the New York UCC, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below:

“Additional First Lien Documents” shall mean, with respect to any Series of First Lien Obligations, the loan agreements, notes, indentures, security documents and other operative agreements evidencing or governing such Indebtedness, including the Initial Additional First Lien Agreement and each other agreement entered into for the purpose of securing any Series of Additional First Lien Obligations.

“Additional First Lien Obligations” shall mean, with respect to any Series of Additional First Lien Obligations, (a) all principal of, and interest (including, without limitation, any interest which accrues after the commencement of any Bankruptcy Case, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Additional First Lien Obligations, (b) all other amounts payable to the related Additional First Lien Secured Parties under the related Additional First Lien Documents and (c) any renewals of extensions of the foregoing.

“Additional First Lien Secured Party” shall mean the holders of any Additional First Lien Obligations and any Authorized Representative with respect thereto and shall include the Initial Additional First Lien Secured Parties.

“Administrative Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Agreement” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Applicable Authorized Representative” shall mean, with respect to any Shared Collateral, (i) until the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Administrative Agent and (ii) from and after the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Major Non-Controlling Authorized Representative.

“Authorized Representative” shall mean (i) in the case of any Credit Agreement Obligations or the Credit Agreement Secured Parties, the Administrative Agent, (ii) in the case of the Initial Additional First Lien Obligations or the Initial Additional First Lien Secured Parties, the Initial Additional Authorized Representative and (iii) in the case of any Series of Additional First Lien Obligations or Additional First Lien Secured Parties that become subject to this Agreement after the date hereof, the Authorized Representative named for such Series in the applicable Joinder Agreement.

“Bankruptcy Case” shall have the meaning assigned to such term in Section 2.05(b).

“Bankruptcy Code” shall mean Title 11 of the United States Code, as amended.

“Bankruptcy Law” shall mean the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Borrowers” shall have the meaning assigned to such term in the Credit Agreement.

“Collateral” shall mean all assets and properties subject to Liens created pursuant to any First Lien Security Document to secure one or more Series of First Lien Obligations.

“Collateral Agent” shall have the meaning assigned to such term in the introductory paragraph hereof.

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“Controlling Secured Parties” shall mean, with respect to any Shared Collateral, the Series of First Lien Secured Parties whose Authorized Representative is the Applicable Authorized Representative for such Shared Collateral.

“Credit Agreement” shall mean that certain Amended and Restated Credit Agreement dated as of March 28, 2013 (as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time), among the U.S. Borrower, Holdings, certain subsidiaries of the U.S. Borrower, the lenders from time to time party thereto and Credit Suisse AG, as administrative agent and collateral agent.

“Credit Agreement Obligations” shall mean the “Obligations” as defined in the Guarantee and Pledge Agreement.

“Credit Agreement Secured Parties” shall mean the “Secured Parties” as defined in the Guarantee and Pledge Agreement.

“DIP Financing” shall have the meaning assigned to such term in Section 2.05(b).

“DIP Financing Liens” shall have the meaning assigned to such term in Section 2.05(b).

“DIP Lenders” shall have the meaning assigned to such term in Section 2.05(b).

“Discharge” shall mean, with respect to any Shared Collateral and any Series of First Lien Obligations, the date on which such Series of First Lien Obligations is no longer secured by such Shared Collateral. The term “Discharged” shall have a corresponding meaning.

“Discharge of Credit Agreement Obligations” shall mean, with respect to any Shared Collateral, the Discharge of the Credit Agreement Obligations with respect to such Shared Collateral; provided that the Discharge of Credit Agreement Obligations shall not be deemed to have occurred in connection with a Refinancing of such Credit Agreement Obligations with additional First Lien Obligations secured by such Shared Collateral under an Additional First Lien Document which has been designated in writing by the Administrative Agent (under the Credit Agreement so Refinanced) to the Collateral Agent and each other Authorized Representative as the “Credit Agreement” for purposes of this Agreement.

“Event of Default” shall mean an “Event of Default” as defined in any Secured Credit Document.

“First Lien Obligations” shall mean, collectively, (i) the Credit Agreement Obligations and (ii) each Series of Additional First Lien Obligations.

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“First Lien Secured Parties” shall mean (a) the Credit Agreement Secured Parties and (ii) the Additional First Lien Secured Parties with respect to each Series of Additional First Lien Obligations.

“First Lien Security Documents” shall mean the Guarantee and Pledge Agreement and each other agreement entered into in favor of the Collateral Agent for the purpose of securing any Series of First Lien Obligations and, if executed and delivered, the Second Lien Intercreditor Agreement.

“Grantors” shall mean Holdings, the U.S. Borrower and each other Subsidiary which has granted a security interest pursuant to any First Lien Security Document to secure any Series of First Lien Obligations. The Grantors existing on the date hereof are set forth in Annex I hereto.

“Guarantee and Pledge Agreement” shall mean that certain Guarantee and Pledge Agreement dated as of November 10, 2010, as amended by the Amendment and Restatement Agreement dated March 28, 2013 (and as further amended, restated, supplemented or modified from time to time), among the U.S. Borrower, Holdings, the subsidiaries of the U.S. Borrower from time to time party thereto and Credit Suisse AG, as collateral agent.

“Impairment” shall have the meaning assigned to such term in Section 1.03.

“Initial Additional Authorized Representative” shall have the meaning assigned to such term in the introductory paragraph to this Agreement.

“Initial Additional First Lien Documents” shall mean that certain [    ] dated as of [            ], 20[    ], among the [            ] and any notes, security documents and other operative agreements evidencing or governing such Indebtedness, including any agreement entered into for the purpose of securing the Initial Additional First Lien Obligations.

“Initial Additional First Lien Obligations” shall mean the Additional First Lien Obligations pursuant to the Initial Additional First Lien Documents.

“Initial Additional First Lien Secured Parties” shall mean the holders of any Initial Additional First Lien Obligations and the Initial Additional Authorized Representative.

“Insolvency or Liquidation Proceeding” shall mean:

(1) any case commenced by or against Holdings or any Borrower or other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of Holdings or any Borrower or other Grantor, any receivership or assignment for the benefit of creditors relating to Holdings or any Borrower or other Grantor or any similar case or proceeding relative to Holdings or any Borrower or other Grantor or its creditors, as such, in each case whether or not voluntary;

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(2) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to Holdings or any Borrower or other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3) any other proceeding of any type or nature in which substantially all claims of creditors of Holdings or any Borrower or other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intervening Creditor” shall have the meaning assigned to such term in Section 2.01(a).

“Joinder Agreement” shall mean a supplement to this Agreement in the form of Annex III hereof required to be delivered by an Authorized Representative to the Collateral Agent pursuant to Section 5.14 hereof in order to establish an additional Series of Additional First Lien Obligations and become Additional First Lien Secured Parties hereunder.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“Major Non-Controlling Authorized Representative” shall mean, with respect to any Shared Collateral, the Authorized Representative of the Series of Additional First Lien Obligations that constitutes the largest outstanding principal amount of any then outstanding Series of First Lien Obligations with respect to such Shared Collateral.

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-Controlling Authorized Representative” shall mean, at any time with respect to any Shared Collateral, any Authorized Representative that is not the Applicable Authorized Representative at such time with respect to such Shared Collateral.

“Non-Controlling Authorized Representative Enforcement Date” shall mean, with respect to any Non-Controlling Authorized Representative, the date which is 90 days (throughout which 90 day period such Non-Controlling Authorized Representative was the Major Non-Controlling Authorized Representative) after the occurrence of both (i) an Event of Default (under and as defined in the Additional First Lien Document under which such Non-Controlling Authorized Representative is the Authorized Representative) and (ii) the Collateral Agent’s and each other Authorized

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Representative’s receipt of written notice from such Non-Controlling Authorized Representative certifying that (x) such Non-Controlling Authorized Representative is the Major Non-Controlling Authorized Representative and that an Event of Default (under and as defined in the Additional First Lien Document under which such Non-Controlling Authorized Representative is the Authorized Representative) has occurred and is continuing and (y) the First Lien Obligations of the Series with respect to which such Non-Controlling Authorized Representative is the Authorized Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Additional First Lien Document; provided that the Non-Controlling Authorized Representative Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Shared Collateral (1) at any time the Administrative Agent or the Collateral Agent has commenced and is diligently pursuing any enforcement action with respect to such Shared Collateral or (2) at any time the Grantor which has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

“Non-Controlling Secured Parties” shall mean, with respect to any Shared Collateral, the First Lien Secured Parties which are not Controlling Secured Parties with respect to such Shared Collateral.

“Possessory Collateral” shall mean any Shared Collateral in the possession of the Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction. Possessory Collateral includes any Certificated Securities delivered to or in the possession of the Collateral Agent under the terms of the First Lien Security Documents.

“Proceeds” shall have the meaning assigned to such term in Section 2.01 hereof.

“Refinance” shall mean, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Second Lien Intercreditor Agreement” shall mean the Second Lien Intercreditor Agreement substantially in the form of Exhibit H-2 to the Credit Agreement (as amended, restated, supplemented or otherwise modified or replaced from time to time), among the U.S. Borrower, Holdings, the Subsidiaries party thereto, Credit Suisse AG, as collateral agent for the First Lien Secured Parties and representative for the Credit Agreement Secured Parties, the Initial Second Priority Representative (as defined therein) and each additional Representative (as defined therein) from time to time party thereto.

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“Secured Credit Documents” shall mean (i) the Credit Agreement and each other Loan Document, (ii) each Initial Additional First Lien Document and (iii) each Additional First Lien Document.

“Senior Class Debt” shall have the meaning assigned to such term in Section 5.14.

“Senior Class Debt Parties” shall have the meaning assigned to such term in Section 5.14.

“Senior Class Debt Representative” shall have the meaning assigned to such term in Section 5.14.

“Senior Lien” shall mean the Liens on the Collateral in favor of the First Lien Secured Parties under the First Lien Security Documents.

“Series” shall mean (a) with respect to the First Lien Secured Parties, each of (i) the Credit Agreement Secured Parties (in their capacities as such), (ii) the Initial Additional First Lien Secured Parties (in their capacity as such) and (iii) the Additional First Lien Secured Parties that become subject to this Agreement after the date hereof that are represented by a common Authorized Representative (in its capacity as such for such Additional First Lien Secured Parties) and (b) with respect to any First Lien Obligations, each of (i) the Credit Agreement Obligations, (ii) the Initial Additional First Lien Obligations and (iii) the Additional First Lien Obligations incurred pursuant to any Additional First Lien Document, which pursuant to any Joinder Agreement, are to be represented hereunder by a common Authorized Representative (in its capacity as such for such Additional First Lien Obligations).

“Shared Collateral” shall mean, at any time, Collateral in which the holders of two or more Series of First Lien Obligations (or their respective Authorized Representatives) hold a valid and perfected security interest at such time. If more than two Series of First Lien Obligations are outstanding at any time and the holders of less than all Series of First Lien Obligations hold a valid and perfected security interest in any Collateral at such time, then such Collateral shall constitute Shared Collateral for those Series of First Lien Obligations that hold a valid security interest in such Collateral at such time and shall not constitute Shared Collateral for any Series which does not have a valid and perfected security interest in such Collateral at such time.

“Subsidiary” shall have the meaning assigned to such term in the Credit Agreement.

SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or

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regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any person shall be construed to include such person’s successors and assigns, but shall not be deemed to include the subsidiaries of such person unless express reference is made to such subsidiaries, (iii) the words “herein”, “hereof and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

SECTION 1.03. Impairments. It is the intention of the First Lien Secured Parties of each Series that the holders of First Lien Obligations of such Series (and not the First Lien Secured Parties of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the First Lien Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of First Lien Obligations), (y) any of the First Lien Obligations of such Series do not have an enforceable security interest in any of the Collateral securing any other Series of First Lien Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of First Lien Obligations) on a basis ranking prior to the security interest of such Series of First Lien Obligations but junior to the security interest of any other Series of First Lien Obligations or (ii) the existence of any Collateral for any other Series of First Lien Obligations that is not Shared Collateral (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any Series of First Lien Obligations, an “Impairment” of such Series). In the event of any Impairment with respect to any Series of First Lien Obligations, the results of such Impairment shall be borne solely by the holders of such Series of First Lien Obligations, and the rights of the holders of such Series of First Lien Obligations (including, without limitation, the right to receive distributions in respect of such Series of First Lien Obligations pursuant to Section 2.01) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such First Lien Obligations subject to such Impairment. Additionally, in the event the First Lien Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such First Lien Obligations or the First Lien Documents governing such First Lien Obligations shall refer to such obligations or such documents as so modified.

ARTICLE II

Priorities and Agreements with Respect to Shared Collateral

SECTION 2.01. Priority of Claims. (a) Anything contained herein or in any of the Secured Credit Documents to the contrary notwithstanding (but subject to Section 1.03), if an Event of Default has occurred and is continuing, and the Collateral

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Agent or any First Lien Secured Party is taking action to enforce rights in respect of any Shared Collateral, or any distribution is made in respect of any Shared Collateral in any Bankruptcy Case of Holdings or any Borrower or other Grantor or any First Lien Secured Party receives any payment pursuant to any intercreditor agreement (other than this Agreement) with respect to any Shared Collateral, the proceeds of any sale, collection or other liquidation of any such Collateral by any First Lien Secured Party or received by the Collateral Agent or any First Lien Secured Party pursuant to any such intercreditor agreement with respect to such Shared Collateral and proceeds of any such distribution (subject, in the case of any such distribution, to the sentence immediately following) to which the First Lien Obligations are entitled under any intercreditor agreement (other than this Agreement) (all proceeds of any sale, collection or other liquidation of any Collateral and all proceeds of any such distribution being collectively referred to as “Proceeds”), shall be applied (i) FIRST, to the payment of all amounts owing to the Collateral Agent (in its capacity as such) pursuant to the terms of any Secured Credit Document, (ii) SECOND, subject to Section 1.03, to the payment in full of the First Lien Obligations of each Series on a ratable basis in accordance with the terms of the applicable Secured Credit Documents and (iii) THIRD, after payment of all First Lien Obligations, to Holdings or the Borrowers or other Grantors or their successors or assigns, as their interests may appear, or to whosoever may be lawfully entitled to receive the same pursuant to the Second Lien Intercreditor Agreement, if applicable, or otherwise, or as a court of competent jurisdiction may direct. Notwithstanding the foregoing, with respect to any Shared Collateral for which a third party (other than a First Lien Secured Party) has a lien or security interest that is junior in priority to the security interest of any Series of First Lien Obligations, after giving effect to the Second Lien Intercreditor Agreement, if applicable, but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of First Lien Obligations (such third party an “Intervening Creditor”), the value of any Shared Collateral or Proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Shared Collateral or Proceeds to be distributed in respect of the Series of First Lien Obligations with respect to which such Impairment exists.

(b) It is acknowledged that the First Lien Obligations of any Series may, subject to the limitations set forth in the then extant Secured Credit Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the First Lien Secured Parties of any Series.

(c) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of First Lien Obligations granted on the Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Secured Credit Documents or any defect or deficiencies in the Liens securing the First Lien Obligations of any Series or any other circumstance whatsoever (but, in each case, subject to Section 1.03), each First Lien Secured Party hereby agrees that the Liens securing each Series of First Lien Obligations on any Shared Collateral shall be of

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equal priority and, with respect to that portion of the Shared Collateral securing the Existing Notes Obligations pursuant to any First Lien Security Document, the Liens securing each Series of First Liens Obligations shall be of equal priority.

(d) Notwithstanding anything in this Agreement or any other First Lien Security Documents to the contrary, cash deposited with the Collateral Agent to secure Credit Agreement Obligations consisting of reimbursement obligations in respect of Letters of Credit pursuant to Section 2.23(j) of the Credit Agreement (or any equivalent successor provision) shall be applied as specified in such Section of the Credit Agreement and will not constitute Shared Collateral.

SECTION 2.02. Actions with Respect to Shared Collateral; Prohibition on Contesting Liens. (a) With respect to any Shared Collateral, (i) only the Collateral Agent shall act or refrain from acting with respect to the Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), and then only on the instructions of the Applicable Authorized Representative, (ii) the Collateral Agent shall not follow any instructions with respect to such Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral) from any Non-Controlling Authorized Representative (or any other First Lien Secured Party other than the Applicable Authorized Representative) and (iii) no Non-Controlling Authorized Representative or other First Lien Secured Party (other than the Applicable Authorized Representative) shall or shall instruct the Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), whether under any First Lien Security Document, applicable law or otherwise, it being agreed that only the Collateral Agent, acting on the instructions of the Applicable Authorized Representative and in accordance with the applicable First Lien Security Documents, shall be entitled to take any such actions or exercise any such remedies with respect to Shared Collateral. Notwithstanding the equal priority of the Liens, the Collateral Agent (acting on the instructions of the Applicable Authorized Representative) may deal with the Shared Collateral as if such Applicable Authorized Representative had a senior Lien on such Collateral. No Non-Controlling Authorized Representative or Non-Controlling Secured Party will contest, protest or object to any foreclosure proceeding or action brought by the Collateral Agent, Applicable Authorized Representative or Controlling Secured Party or any other exercise by the Collateral Agent, Applicable Authorized Representative or Controlling Secured Party of any rights and remedies relating to the Shared Collateral, or to cause the Collateral Agent to do so. The foregoing shall not be construed to limit the rights and priorities of any First Lien Secured Party, Collateral Agent or Authorized Representative with respect to any collateral not constituting Shared Collateral.

(b) Each of the Authorized Representatives agrees that it will not accept any Lien on any Collateral for the benefit of any Series of First Lien Obligations (other than funds deposited for the discharge or defeasance of any

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Additional First Lien Agreement) other than pursuant to the First Lien Security Documents and by executing this Agreement (or a Joinder Agreement), each Authorized Representative and the Series of First Lien Secured Parties for which it is acting hereunder agree to be bound by the provisions of this Agreement and the other First Lien Security Documents applicable to it.

(c) Each of the First Lien Secured Parties agrees that it will not (and hereby waives any right to) question or contest or support any other person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity, attachment or enforceability of a Lien held by or on behalf of any of the First Lien Secured Parties in all or any part of the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Collateral Agent or any Authorized Representative to enforce this Agreement.

SECTION 2.03. No Interference; Payment Over. (a) Each First Lien Secured Party agrees that (i) it will not challenge or question in any proceeding the validity or enforceability of any First Lien Obligations of any Series or any First Lien Security Document or the validity, attachment, perfection or priority of any Lien under any First Lien Security Document or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement; (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Shared Collateral by the Collateral Agent, (iii) except as provided in Section 2.02, it shall have no right to (A) direct the Collateral Agent or any other First Lien Secured Party to exercise any right, remedy or power with respect to any Shared Collateral (including pursuant to any intercreditor agreement) or (B) consent to the exercise by the Collateral Agent or any other First Lien Secured Party of any right, remedy or power with respect to any Shared Collateral, (iv) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Collateral Agent or any other First Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Shared Collateral, and none of the Collateral Agent, any Applicable Authorized Representative or any other First Lien Secured Party shall be liable for any action taken or omitted to be taken by the Collateral Agent, such Applicable Authorized Representative or other First Lien Secured Party with respect to any Shared Collateral in accordance with the provisions of this Agreement, (v) it will not seek, and hereby waives any right, to have any Shared Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (vi) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Collateral Agent or any other First Lien Secured Party to enforce this Agreement.

(b) Each First Lien Secured Party hereby agrees that if it shall obtain possession of any Shared Collateral or shall realize any proceeds or payment in respect of any such Shared Collateral, pursuant to any First Lien Security Document or by the

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exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time prior to the Discharge of each of the First Lien Obligations, then it shall hold such Shared Collateral, proceeds or payment in trust for the other First Lien Secured Parties and promptly transfer such Shared Collateral, proceeds or payment, as the case may be, to the Collateral Agent, to be distributed in accordance with the provisions of Section 2.01 hereof.

SECTION 2.04. Automatic Release of Liens; Amendments to First Lien Security Documents. (a) If at any time the Collateral Agent forecloses upon or otherwise exercises remedies against any Shared Collateral resulting in a sale or disposition thereof, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the Collateral Agent for the benefit of each Series of First Lien Secured Parties upon such Shared Collateral will automatically be released and discharged; provided that any proceeds of any Shared Collateral realized therefrom shall be applied pursuant to Section 2.01 hereof.

(b) Each First Lien Secured Party agrees that the Collateral Agent may enter into any amendment (and, upon request by the Collateral Agent, each Authorized Representative shall sign a consent to such amendment) to any First Lien Security Document, so long as the Collateral Agent receives a certificate of the U.S. Borrower stating that such amendment is permitted by the terms of each then extant Secured Credit Document. Additionally, each First Lien Secured Party agrees that the Collateral Agent may enter into any amendment (and, upon request by the Collateral Agent, each Authorized Representative shall sign a consent to such amendment) to any First Lien Security Document solely as such First Lien Security Document relates to a particular Series of First Lien Obligations so long as (x) such amendment is in accordance with the Secured Credit Document pursuant to which such Series of First Lien Obligations was incurred and (y) such amendment does not adversely affect the First Lien Secured Parties of any other Series.

(c) Each Authorized Representative agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the Collateral Agent to evidence and confirm any release of Shared Collateral or amendment to any First Lien Security Document provided for in this Section.

SECTION 2.05. Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings. (a) This Agreement shall continue in full force and effect notwithstanding the commencement of any proceeding under the Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law by or against Holdings or any Borrower or other Subsidiary.

(b) If Holdings or any Borrower or other Grantor shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code and shall, as debtor(s)-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or any

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equivalent provision of any other Bankruptcy Law or the use of cash collateral under Section 363 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, each First Lien Secured Party (other than a Controlling Secured Party) agrees that it will raise no objection to any such financing or to the Liens on the Shared Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral, unless an Authorized Representative of any Controlling Secured Party shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of the Controlling Secured Parties, each Non-Controlling Secured Party will subordinate its Liens with respect to such Shared Collateral on the same terms as the Liens of the Controlling Secured Parties (other than any Liens of any First Lien Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral granted to secure the First Lien Obligations of the Controlling Secured Parties, each Non-Controlling Secured Party will confirm the priorities with respect to such Shared Collateral as set forth herein), in each case so long as (A) the First Lien Secured Parties of each Series retain the benefit of their Liens on all such Shared Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-a-vis all the other First Lien Secured Parties (other than any Liens of the First Lien Secured Parties constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (B) the First Lien Secured Parties of each Series are granted Liens on any additional collateral pledged to any First Lien Secured Parties as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority vis-a-vis the First Lien Secured Parties as set forth in this Agreement, (C) if any amount of such DIP Financing or cash collateral is applied to repay any of the First Lien Obligations, such amount is applied pursuant to Section 2.01 of this Agreement, and (D) if any First Lien Secured Parties are granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 2.01 of this Agreement; provided that the First Lien Secured Parties of each Series shall have a right to object to the grant of a Lien to secure the DIP Financing over any Collateral subject to Liens in favor of the First Lien Secured Parties of such Series or its Authorized Representative that shall not constitute Shared Collateral; and provided, further, that the First Lien Secured Parties receiving adequate protection shall not object to any other First Lien Secured Party receiving adequate protection comparable to any adequate protection granted to such First Lien Secured Parties in connection with a DIP Financing or use of cash collateral.

SECTION 2.06. Reinstatement. In the event that any of the First Lien Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under Title 11 of the United Stated Code, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II shall be fully applicable thereto until all such First Lien Obligations shall again have been paid in full in cash.

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SECTION 2.07. [INTENTIONALLY OMITTED]

SECTION 2.08. Refinancings. The First Lien Obligations of any Series may be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the refinancing transaction under any Secured Credit Document) of any First Lien Secured Party of any other Series, all without affecting the priorities provided for herein or the other provisions hereof; provided that the Authorized Representative of the holders of any such Refinancing indebtedness shall have executed a Joinder Agreement on behalf of the holders of such Refinancing indebtedness.

SECTION 2.09. Possessory Collateral Agent as Gratuitous Bailee for Perfection. (a) The Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each other First Lien Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Security Documents, in each case, subject to the terms and conditions of this Section 2.09. Pending delivery to the Collateral Agent, each other Authorized Representative agrees to hold any Shared Collateral constituting Possessory Collateral, from time to time in its possession, as gratuitous bailee for the benefit of each other First Lien Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Security Documents, in each case, subject to the terms and conditions of this Section 2.09.

(b) The duties or responsibilities of the Collateral Agent and each other Authorized Representative under this Section 2.09 shall be limited solely to holding any Shared Collateral constituting Possessory Collateral as gratuitous bailee for the benefit of each other First Lien Secured Party for purposes of perfecting the Lien held by such First Lien Secured Parties therein.

ARTICLE III

Existence and Amounts of Liens and Obligations

SECTION 3.01. Determinations with Respect to Amounts of Liens and Obligations. Whenever the Collateral Agent or any Authorized Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First Lien Obligations of any Series, or the Shared Collateral subject to any Lien securing the First Lien Obligations of any Series, it may request that such information be furnished to it in writing by each other Authorized Representative and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if an Authorized Representative shall fail or refuse reasonably promptly to provide the requested information, the requesting Collateral Agent or Authorized Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment,

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determine, including by reliance upon a certificate of the U.S. Borrower. The Collateral Agent and each Authorized Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any First Lien Secured Party or any other person as a result of such determination.

ARTICLE IV

The Collateral Agent

SECTION 4.01. Appointment and Authority. (a) Each of the First Lien Secured Parties hereby irrevocably appoints Credit Suisse AG to act on its behalf as the Collateral Agent hereunder and under each of the other First Lien Security Documents and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms hereof or thereof, including for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by Holdings or any Borrower or other Grantor to secure any of the First Lien Obligations, together with such powers and discretion as are reasonably incidental thereto. Each of the First Lien Secured Parties also authorizes Credit Suisse AG, at the request of the U.S. Borrower, to execute and deliver the Second Lien Intercreditor Agreement in the capacity as “Senior Collateral Agent”, or the equivalent agent, however referred to for the First Lien Secured Parties under such agreement (the “Senior Collateral Agent”) and authorizes the Collateral Agent, in accordance with the provisions of this Agreement, to take such actions on its behalf and to exercise such powers as are delegated to, or otherwise given to, the Senior Collateral Agent by the terms of the Second Lien Intercreditor Agreement, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Collateral Agent and any co-agents, sub-agents and attorneys-in-fact appointed by the Collateral Agent pursuant to Section 4.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under any of the First Lien Security Documents, or for exercising any rights and remedies thereunder or under the Second Lien Intercreditor Agreement at the direction of the Applicable Authorized Representative, shall be entitled to the benefits of all provisions of this Article IV and Article VIII of the Credit Agreement and the equivalent provision of any Additional First Lien Agreement (as though such co-agents, sub-agents and attorneys-in-fact were the “Collateral Agent” named therein) as if set forth in full herein with respect thereto.

(b) Each Non-Controlling Secured Party acknowledges and agrees that the Collateral Agent shall be entitled, for the benefit of the First Lien Secured Parties, to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein and in the First Lien Security Documents, without regard to any rights to which the holders of the Non-Controlling Secured Obligations would otherwise be entitled as a result of such Non-Controlling Secured Obligations. Without limiting the foregoing, each Non-Controlling Secured Party agrees that none of the Collateral Agent, the Applicable Authorized Representative or any other First Lien Secured Party shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or

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any other Collateral securing any of the First Lien Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any First Lien Obligations), in any manner that would maximize the return to the Non-Controlling Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Secured Parties from such realization, sale, disposition or liquidation. Each of the First Lien Secured Parties waives any claim it may now or hereafter have against the Collateral Agent or the Authorized Representative of any other Series of First Lien Obligations or any other First Lien Secured Party of any other Series arising out of (i) any actions which the Collateral Agent, any Authorized Representative or any First Lien Secured Party takes or omits to take (including, actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale or release, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the First Lien Obligations from any guarantor or any other party) in accordance with the First Lien Security Documents or any other agreement related thereto or to the collection of the First Lien Obligations or the valuation, use, protection or release of any security for the First Lien Obligations, (ii) any election by any Applicable Authorized Representative or any holders of First Lien Obligations, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (iii) subject to Section 2.05, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law by, Holdings or any Borrower or other Subsidiary, as debtor-in-possession. Notwithstanding any other provision of this Agreement, the Collateral Agent shall not accept any Shared Collateral in full or partial satisfaction of any First Lien Obligations pursuant to Section 9-620 of the Uniform Commercial Code of any jurisdiction, without the consent of each Authorized Representative representing holders of First Lien Obligations for whom such Collateral constitutes Shared Collateral.

(c) Each Authorized Representative acknowledges and agrees that upon execution and delivery of a Joinder Agreement substantially in the form of Annex III by an additional Senior Class Debt Representative, the Collateral Agent and each Grantor in accordance with Section 5.14, the Collateral Agent will continue to act in its capacity as Collateral Agent in respect of the then existing Authorized Representatives and such additional Authorized Representative.

SECTION 4.02. Rights as a First Lien Secured Party. (a) The person serving as the Collateral Agent hereunder shall have the same rights and powers in its capacity as a First Lien Secured Party under any Series of First Lien Obligations that it holds as any other First Lien Secured Party of such Series and may exercise the same as though it were not the Collateral Agent and the term “First Lien Secured Party” or “First Lien Secured Parties” or (as applicable) “Credit Agreement Secured Party”, “Credit Agreement Secured Parties”, “Additional First Lien Secured Party” or “Additional First Lien Secured Parties” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the person serving as the Collateral Agent hereunder in its

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individual capacity. Such person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with Holdings or any Subsidiary or other Affiliate thereof as if such person were not the Collateral Agent hereunder and without any duty to account therefor to any other First Lien Secured Party.

SECTION 4.03. Exculpatory Provisions. The Collateral Agent shall not have any duties or obligations except those expressly set forth herein and in the other First Lien Security Documents. Without limiting the generality of the foregoing, the Collateral Agent:

(i) shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing;

(ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other First Lien Security Documents that the Collateral Agent is required to exercise as directed in writing by the Applicable Authorized Representative; provided that the Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Collateral Agent to liability or that is contrary to any First Lien Security Document or applicable law;

(iii) shall not, except as expressly set forth herein and in the other First Lien Security Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Holdings, the Borrowers or any of their Affiliates that is communicated to or obtained by the person serving as the Collateral Agent or any of its Affiliates in any capacity;

(iv) shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Applicable Authorized Representative or (ii) in the absence of its own gross negligence or willful misconduct or (iii) in reliance on a certificate of an authorized officer of the U.S. Borrower stating that such action is permitted by the terms of this Agreement. The Collateral Agent shall be deemed not to have knowledge of any Event of Default under any Series of First Lien Obligations unless and until notice describing such Event Default is given to the Collateral Agent by the Authorized Representative of such First Lien Obligations or the U.S. Borrower; and

(v) shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other First Lien Security Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other First Lien Security Document or any

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other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the First Lien Security Documents, (v) the value or the sufficiency of any Collateral for any Series of First Lien Obligations, or (v) the satisfaction of any condition set forth in any Secured Credit Document, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent.

SECTION 4.04. Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

SECTION 4.05. Delegation of Duties. The Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other First Lien Security Document by or through any one or more sub-agents appointed by the Collateral Agent. The Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Affiliates of the Collateral Agent and any such sub-agent.

SECTION 4.06. Resignation of Collateral Agent. The Collateral Agent may at any time give notice of its resignation as Collateral Agent under this Agreement and the other First Lien Security Documents (including, if applicable, as Senior Collateral Agent under the Second Lien Intercreditor Agreement) to each Authorized Representative and the U.S. Borrower. Upon receipt of any such notice of resignation, the Applicable Authorized Representative shall have the right, in consultation with the U.S. Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Applicable Authorized Representative and shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the First Lien Secured Parties, appoint a successor Collateral Agent meeting the qualifications set forth above; provided that if the Collateral Agent shall notify the U.S. Borrower and each Authorized Representative that no qualifying person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Collateral Agent shall be discharged from its duties and obligations hereunder and under the other First Lien Security Documents (except that in the case of any collateral security held by the Collateral Agent on behalf of the First Lien Secured Parties under any of the First Lien Security Documents, the retiring Collateral Agent shall continue to hold such collateral security

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solely for purposes of maintaining the perfection of the security interests of the First Lien Secured Parties therein until such time as a successor Collateral Agent is appointed but with no obligation to take any further action at the request of the Applicable Authorized Representative or any other First Lien Secured Parties) and (b) all payments, communications and determinations provided to be made by, to or through the Collateral Agent shall instead be made by or to each Authorized Representative directly, until such time as the Applicable Authorized Representative appoints a successor Collateral Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Collateral Agent hereunder and under the First Lien Security Documents (including, if applicable, acting as Senior Collateral Agent under the Second Lien Intercreditor Agreement), such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Collateral Agent, and the retiring Collateral Agent shall be discharged from all of its duties and obligations hereunder or under the other First Lien Security Documents (if not already discharged therefrom as provided above in this Section). After the retiring Collateral Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Article VIII of the Credit Agreement and the equivalent provision of any Additional First Lien Agreement shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective related parties in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Agent was acting as Collateral Agent. Upon any notice of resignation of the Collateral Agent hereunder and under the other First Lien Security Documents, Holdings and the U.S. Borrower agree to use commercially reasonable efforts to transfer (and maintain the validity and priority of) the Liens in favor of the retiring Collateral Agent under the First Lien Security Documents to the successor Collateral Agent.

SECTION 4.07. Non-Reliance on Collateral Agent and Other First Lien Secured Parties. Each First Lien Secured Party acknowledges that it has, independently and without reliance upon the Collateral Agent, any Authorized Representative or any other First Lien Secured Party or any of their Affiliates and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Secured Credit Documents. Each First Lien Secured Party also acknowledges that it will, independently and without reliance upon the Collateral Agent, any Authorized Representative or any other First Lien Secured Party or any of their Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Secured Credit Document or any related agreement or any document furnished hereunder or thereunder.

SECTION 4.08. Collateral and Guaranty Matters. Each of the First Lien Secured Parties irrevocably authorizes the Collateral Agent, at its option and in its discretion:

(i) to release any Lien on any property granted to or held by the Collateral Agent under any First Lien Security Document in accordance with Section 2.04 or upon receipt of a written request from the U.S. Borrower stating that the releases of such Lien is permitted by the terms of each then extant Secured Credit Document;

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(ii) to release any Grantor from its obligations under the First Lien Security Documents upon receipt of a written request from the U.S. Borrower stating that such release is permitted by the terms of each then extant Secured Credit Document.

ARTICLE V

Miscellaneous

SECTION 5.01. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a) if to Holdings or any Borrower or other Grantor, to the U.S. Borrower at [            ];

(b) if to the Collateral Agent or the Administrative Agent, to it at [            ];

(c) if to the Initial Additional Authorized Representative, to it at [            ];

(d) if to any other Additional Authorized Representative, to it at the address set forth in the applicable Joinder Agreement.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 5.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 5.01. As agreed to in writing among the Collateral Agent and each Authorized Representative from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

SECTION 5.02. Waivers; Amendment; Joinder Agreements. (a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then

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such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified (other than pursuant to any Joinder Agreement) except pursuant to an agreement or agreements in writing entered into by each Authorized Representative and the Collateral Agent (and with respect to any such termination, waiver, amendment or modification which by the terms of this Agreement requires Holdings’ or a Borrower’s or other Grantor’s consent or which increases the obligations or reduces the rights of Holdings or any Borrower or other Grantor, with the consent of Holdings or such Borrower or other Grantor).

(c) Notwithstanding the foregoing, without the consent of any First Lien Secured Party, any Authorized Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 5.14 of this Agreement and upon such execution and delivery, such Authorized Representative and the Additional First Lien Secured Parties and Additional First Lien Obligations of the Series for which such Authorized Representative is acting shall be subject to the terms hereof and the terms of the other First Lien Security Documents applicable thereto.

(d) Notwithstanding the foregoing, without the consent of any other Authorized Representative or First Lien Secured Party, the Collateral Agent may effect amendments and modifications to this Agreement to the extent necessary to reflect any incurrence of any Additional First Lien Obligations in compliance with the Credit Agreement.

SECTION 5.03. Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other First Lien Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 5.04. Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 5.05. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 5.06. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the

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invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 5.07. Governing Law; Jurisdiction. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

SECTION 5.08. Submission to Jurisdiction Waivers; Consent to Service of Process. The Collateral Agent and each Authorized Representative, on behalf of itself and the First Lien Secured Parties of the Series for whom it is acting, irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the First Lien Security Documents, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such person (or its Authorized Representative) at the address referred to in 5.01;

(d) agrees that nothing herein shall affect the right of any other party hereto (or any First Lien Secured Party) to effect service of process in any other manner permitted by law or shall limit the right of any party hereto (or any First Lien Secured Party) to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 5.08 any special, exemplary, punitive or consequential damages.

SECTION 5.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT

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AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.09.

SECTION 5.10. Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.11. Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the other First Lien Security Documents or Additional First Lien Agreements the provisions of this Agreement shall control.

SECTION 5.12. Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Secured Parties in relation to one another. None of Holdings or the Borrowers or other Grantors or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Section 2.04, 2.05, 2.08, 2.09 or Article V) is intended to or will amend, waive or otherwise modify the provisions of the Credit Agreement or any Additional First Lien Agreements), and none of Holdings or the Borrowers or other Grantors may rely on the terms hereof (other than Sections 2.04, 2.05, 2.08, 2.09 and Article V). Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the First Lien Obligations as and when the same shall become due and payable in accordance with their terms.

SECTION 5.13. Additional Grantors. Holdings and the U.S. Borrower agree that, if any Subsidiary shall become a Grantor after the date hereof, it will promptly cause such Subsidiary to become party hereto by executing and delivering an instrument in the form of Annex II. Upon such execution and delivery, such Subsidiary will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Applicable Authorized Representative and the Collateral Agent. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 5.14. Additional Senior Debt. To the extent, but only to the extent permitted by the provisions of the Credit Agreement and the Additional First Lien Agreements, Holdings or any Borrower or other Subsidiary may incur Additional First Lien Obligations. Any such Additional First Lien Obligations (the “Senior Class Debt”) may be secured by a Lien on a senior basis pursuant to the First Lien Documents, if and subject to the condition that the Authorized Representative of any such Senior Class Debt (each, a “Senior Class Debt Representative”), acting on behalf of the holders of such

23

Senior Class Debt (such Authorized Representative and holders in respect of any Senior Class Debt being referred to as the “Senior Class Debt Parties”), becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (v) of the immediately succeeding paragraph.

In order for a Senior Class Debt Representative to become a party to this Agreement,

(i) such Senior Class Debt Representative, the Collateral Agent and each Grantor shall have executed and delivered an instrument substantially in the form of Annex III (with such changes as may be reasonably approved by the Collateral Agent and such Senior Class Representative) pursuant to which such Senior Class Debt Representative becomes an Authorized Representative hereunder, and the Senior Class Debt in respect of which such Senior Class Debt Representative is the Representative and the related Senior Class Debt Parties become subject hereto and bound hereby;

(ii) the U.S. Borrower shall have delivered to the Collateral Agent true and complete copies of each of the Additional First Lien Documents relating to such Senior Class Debt, certified as being true and correct by a Responsible Officer of the U.S. Borrower;

(iii) all filings, recordations and/or amendments or supplements to the First Lien Security Documents necessary or desirable in the reasonable judgment of the Collateral Agent to confirm and perfect the Liens securing the relevant obligations relating to such Senior Class Debt shall have been made, executed and/or delivered (or, with respect to any such filings or recordations, acceptable provisions to perform such filings or recordings have been taken in the reasonable judgment of the Collateral Agent), and all fees and taxes in connection therewith shall have been paid (or acceptable provisions to make such payments have been taken in the reasonable judgment of the Collateral Agent); and

(iv) the Additional First Lien Documents, as applicable, relating to such Senior Class Debt shall provide, in a manner reasonably satisfactory to the Collateral Agent, that each Senior Class Debt Party with respect to such Senior Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Senior Class Debt.

SECTION 5.15. Integration. This Agreement together with the other Secured Credit Documents and the First Lien Security Documents represents the agreement of each of the Grantors and the First Lien Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor, the Collateral Agent, any or any other First Lien Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Credit Documents or the First Lien Security Documents.

[Remainder of this page intentionally left blank]

24

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Administrative Agent and Collateral Agent,

by
Name:
Title:

by
Name:
Title:

CBRE SERVICES, INC.,

by
Name:
Title:

CBRE GROUP, INC.,

by
Name:
Title:

THE GRANTORS LISTED ON ANNEX I HERETO,

by
Name:
Title:

[ ], as Initial Additional Authorized Representative

by
Name:
Title:

25

ANNEX I

Grantors

[            ]

ANNEX II

SUPPLEMENT NO. [    ] dated as of [            ], 20[    ] to the FIRST LIEN INTERCREDITOR AGREEMENT dated as of [            ], 20[    ] (the “First Lien Intercreditor Agreement”), among CBRE Services, Inc., a Delaware corporation (the “U.S. Borrower”), CBRE Group, Inc., a Delaware corporation (“Holdings”), certain subsidiaries of Holdings (each a “Grantor”), Credit Suisse AG, as Collateral Agent for the First Lien Secured Parties under the First Lien Security Documents (in such capacity, the “Collateral Agent”), [            ], as Initial Additional Authorized Representative, and the additional Authorized Representatives from time to time a party thereto.

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the First Lien Intercreditor Agreement.

B. The Grantors have entered into the First Lien Intercreditor Agreement. Pursuant to the Credit Agreement and certain Additional First Lien Documents, certain newly acquired or organized Subsidiaries are required to enter into the First Lien Intercreditor Agreement. Section 5.13 of the First Lien Intercreditor Agreement provides that such Subsidiaries may become party to the First Lien Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement and the Additional First Lien Documents.

Accordingly, the Collateral Agent and the New Grantor agree as follows:

SECTION 1. In accordance with Section 5.13 of the First Lien Intercreditor Agreement, the New Grantor by its signature below becomes a Grantor under the First Lien Intercreditor Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the First Lien Intercreditor Agreement applicable to it as a Grantor thereunder. Each reference to a “Grantor” in the First Lien Intercreditor Agreement shall be deemed to include the New Grantor. The First Lien Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other First Lien Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Grantor. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the First Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First Lien Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the U.S. Borrower as specified in the First Lien Intercreditor Agreement.

SECTION 8. The U.S. Borrower agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the First Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR],

By
Name:
Title:

Acknowledged by:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent,

By
Name:
Title:

By
Name:
Title:

[                    ], as Applicable Authorized Representative,

By
Name:
Title:

ANNEX III

[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [    ] dated as of [            ], 20[    ] to the FIRST LIEN INTERCREDITOR AGREEMENT dated as of [            ], 20[    ] (the “First Lien Intercreditor Agreement”), among CBRE Services, Inc., a Delaware corporation (the “U.S. Borrower”), CBRE Group, Inc., a Delaware corporation (“Holdings”), certain subsidiaries of Holdings (each a “Grantor”), Credit Suisse AG, as Collateral Agent for the First Lien Secured Parties under the First Lien Security Documents (in such capacity, the “Collateral Agent”) and as Authorized Representative under the Credit Agreement, [            ], as Initial Additional Authorized Representative, and the additional Authorized Representatives from time to time a party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Lien Intercreditor Agreement.

B. As a condition to the ability of Holdings or any Borrower or other Subsidiary to incur Additional First Lien Obligations and to secure such Senior Class Debt with the Senior Lien pursuant to the First Lien Security Documents, the Senior Class Debt Representative in respect of such Senior Class Debt is required to become an Authorized Representative under, and such Senior Class Debt and the Senior Class Debt Parties in respect thereof are required to become subject to and bound by, the First Lien Intercreditor Agreement. Section 5.14 of the First Lien Intercreditor Agreement provides that such Senior Class Debt Representative may become an Authorized Representative under, and such Senior Class Debt and such Senior Class Debt Parties may become subject to and bound by, the First Lien Intercreditor Agreement, pursuant to the execution and delivery by the Senior Class Representative of an instrument in the form of this Supplement and the satisfaction of the other conditions set forth in Section 5.14 of the Senior Lien Intercreditor Agreement. The undersigned Senior Class Debt Representative (the “New Representative”) is executing this Representative Supplement in accordance with the requirements of the First Lien Intercreditor Agreement and the First Lien Security Documents.

Accordingly, the Collateral Agent and the New Representative agree as follows:

SECTION 1. In accordance with Section 5.14 of the First Lien Intercreditor Agreement, the New Representative by its signature below becomes an Authorized Representative under, and the related Senior Class Debt and Senior Class Debt Parties become subject to and bound by, the First Lien Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as an Authorized Representative, and the New Representative, on behalf of itself and such Senior Class Debt Parties, hereby agrees to all the terms and provisions of the First Lien Intercreditor Agreement applicable to it as an Authorized Representative and to the Senior Class Debt Parties that it represents as Additional First Lien Secured Parties. Each reference to a “Authorized Representative” in the First Lien Intercreditor Agreement shall be deemed to include the New Representative. The First Lien Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Representative represents and warrants to the Collateral Agent and the other First Lien Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Additional First Lien Documents relating to such Senior Class Debt provide that, upon the New Representative’s entry into this Agreement, the Senior Class Debt Parties in respect of such Senior Class Debt will be subject to and bound by the provisions of the First Lien Intercreditor Agreement as Additional First Lien Secured Parties.

SECTION 3. This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representative Supplement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Representative Supplement.

SECTION 4. Except as expressly supplemented hereby, the First Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

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SECTION 8. The U.S. Borrower agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

IN WITNESS WHEREOF, the New Representative and the Collateral Agent have duly executed this Representative Supplement to the First Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as [ ] for the holders of [ ],

by
Name:
Title:

Address for notices:

attention of:

Telecopy:

3

Acknowledged by:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

as Collateral Agent,

by
Name:
Title:

by
Name:
Title:

CBRE SERVICES, INC.

by
Name:
Title:

CBRE GROUP, INC.

by
Name:
Title:

THE GRANTORS
LISTED ON SCHEDULE I HERETO,

by
Name:
Title:

4

Schedule I to the

Supplement to the

First Lien Intercreditor Agreement

Grantors

[            ]

EXHIBIT H-2

[FORM OF]

SECOND LIEN INTERCREDITOR AGREEMENT

Among

CBRE SERVICES, INC.,

CBRE GROUP, INC.,

the other Grantors party hereto,

CREDIT SUISSE AG,

as Collateral Agent for the First Lien Secured Parties and

as Representative for the Credit Agreement Secured Parties

[            ]

as the Initial Additional Second Priority Representative

and

each additional Representative from time to time party hereto

dated as of [            ], 20[    ]

SECOND LIEN INTERCREDITOR AGREEMENT dated as of [            ], 20[            ] (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among CBRE SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CBRE GROUP, INC., a Delaware corporation (“Holdings”), the other Grantors (as defined herein) party hereto, CREDIT SUISSE AG, as collateral agent for the Senior Secured Parties (as defined herein) (in such capacity, the “Senior Collateral Agent”) and as Representative for the Credit Agreement Secured Parties (in such capacity, the “Administrative Agent”), [INSERT NAME AND CAPACITY], as Representative for the Initial Second Priority Debt Parties (in such capacity and together with its successors in such capacity, the “Initial Second Priority Representative”) and each additional Second Priority Representative and Senior Representative that from time to time becomes a party hereto pursuant to Section 8.09.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Senior Collateral Agent, the Administrative Agent (for itself and on behalf of the Credit Agreement Secured Parties), the Initial Second Priority Representative (for itself and on behalf of the Initial Second Priority Debt Parties) and each additional Senior Representative (for itself and on behalf of the Additional Senior Debt Parties under the applicable Senior Debt Facility) and each additional Second Priority Representative (for itself and on behalf of the Second Priority Debt Parties under the applicable Second Priority Debt Facility) agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Credit Agreement or, if defined in the New York UCC, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below:

“Additional Senior Debt” shall mean any Indebtedness of Holdings or any Borrower or other Subsidiary (other than Indebtedness constituting Credit Agreement Obligations) secured by the Senior Collateral (or a portion thereof) on a pari passu basis (but without regard to control of remedies) with the Credit Agreement Obligations (and not secured by Liens on any other assets of Holdings or any Borrower or other Subsidiary); provided, however, that, (i) such Indebtedness is permitted to be incurred and secured on such basis by each Senior Debt Document and Second Priority Debt Document and (ii) the Representative for the holders of such Indebtedness shall have become party to (A) this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.09 hereof and (B) the First Lien Intercreditor Agreement pursuant to, and by satisfying the conditions set forth in, Section 5.14 thereof, provided further that, if such Indebtedness will be the initial Additional Senior Debt incurred by Holdings or any Borrower or other Subsidiary after the date hereof, then Holdings, the U.S. Borrower, the other Grantors, the Senior Collateral Agent and the Representative for such Indebtedness shall have executed and delivered the First Lien Intercreditor Agreement.

“Additional Senior Debt Documents” shall mean, with respect to any incurrence or issuance of Additional Senior Debt, the loan agreements, indentures, Collateral Documents or other operative agreements governing or evidencing such Indebtedness, including the Senior Collateral Documents.

“Additional Senior Debt Facility” shall mean each loan agreement, indenture or other governing agreement with respect to any Additional Senior Debt.

“Additional Senior Debt Obligations” shall mean, with respect to any incurrence or issuance of Additional Senior Debt, (a) all principal of, and interest (including any interest which accrues after the commencement of any Bankruptcy Case, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Additional Senior Debt, (b) all other amounts payable to the related Additional Senior Debt Parties under the related Additional Senior Debt Documents and (c) any renewals or extensions of the foregoing.

“Additional Senior Debt Parties” shall mean, with respect to any incurrence or issuance of Additional Senior Debt, the holders of such Indebtedness, the Representative with respect thereto, any trustee or agent therefor under any related Additional Senior Debt Documents and the beneficiaries of each indemnification obligation undertaken by Holdings or any Borrower or other Subsidiary under any related Additional Senior Debt Documents.

“Administrative Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Agreement” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Bankruptcy Case” shall mean a case under the Bankruptcy Code or any other Bankruptcy Law.

“Bankruptcy Code” shall mean Title 11 of the United States Code, as amended.

“Bankruptcy Law” shall mean the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Borrowers” shall have the meaning assigned to such term in the Credit Agreement.

“Class Debt” shall have the meaning assigned to such term in Section 8.09.

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“Class Debt Parties” shall have the meaning assigned to such term in Section 8.09.

“Class Debt Representatives” shall have the meaning assigned to such term in Section 8.09.

“Collateral” shall mean the Senior Collateral and the Second Priority Collateral.

“Collateral Documents” shall mean the Senior Collateral Documents and the Second Priority Collateral Documents.

“Credit Agreement” shall mean that certain Amended and Restated Credit Agreement dated as of March 28, 2013 (as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time), among the U.S. Borrower, Holdings, certain subsidiaries of the U.S. Borrower, the lenders from time to time party thereto and Credit Suisse AG, as administrative agent and collateral agent.

“Credit Agreement Loan Documents” shall mean the Credit Agreement and the other Loan Documents.

“Credit Agreement Obligations” shall mean the “Obligations” as defined in the Guarantee and Pledge Agreement.

“Credit Agreement Secured Parties” shall mean the “Secured Parties” as defined in the Guarantee and Pledge Agreement.

“Debt Facility” shall mean any Senior Facility and any Second Priority Debt Facility.

“Designated Second Priority Representative” shall mean (i) the Initial Second Priority Representative, until such time as the Second Priority Debt Facility under the Initial Second Priority Debt Documents ceases to be the only Second Priority Debt Facility under this Agreement and (ii) thereafter, the Second Priority Representative designated from time to time by the Second Priority Instructing Group, in a notice to the Designated Senior Representative and the U.S. Borrower hereunder, as the “Designated Second Priority Representative” for purposes hereof.

“Designated Senior Representative” shall mean (i) if at any time there is only one Senior Representative for a Senior Facility with respect to which the Discharge of Senior Obligations has not occurred, such Senior Representative and (ii) at any time when clause (i) does not apply, the Applicable Authorized Representative (as defined in the First Lien Intercreditor Agreement) at such time.

“DIP Financing” shall have the meaning assigned to such term in Section 6.01.

3

“Discharge” shall mean, with respect to any Shared Collateral and any Debt Facility, the date on which such Debt Facility and the Senior Obligations or Second Priority Debt Obligations thereunder, as the case may be, are no longer secured by such Shared Collateral. The term “Discharged” shall have a corresponding meaning.

“Discharge of Credit Agreement Obligations” shall mean, with respect to any Shared Collateral, the Discharge of the Credit Agreement Obligations with respect to such Shared Collateral; provided that the Discharge of Credit Agreement Obligations shall not be deemed to have occurred in connection with a Refinancing of such Credit Agreement Obligations with an Additional Senior Debt Facility secured by such Shared Collateral under one or more Additional Senior Debt Documents which has been designated in writing by the Administrative Agent (under the Credit Agreement so Refinanced) to the Designated Senior Representative as the “Credit Agreement” for purposes of this Agreement.

“Discharge of Senior Obligations” shall mean the date on which the Discharge of Credit Agreement Obligations and the Discharge of each Additional Senior Debt Facility has occurred.

“Event of Default” shall mean an “Event of Default” as defined in any Secured Credit Document.

“First Lien Intercreditor Agreement” shall mean the First Lien Intercreditor Agreement substantially in the form of Exhibit H-1 to the Credit Agreement (as amended, restated, supplemented or otherwise modified or replaced from time to time), among the U.S. Borrower, Holdings, the Subsidiaries party thereto, Credit Suisse AG, as collateral agent and authorized representative for the Credit Agreement Secured Parties, the Initial Additional Authorized Representative (as defined therein) and each additional Authorized Representative (as defined therein) from time to time party thereto.

“Grantors” shall mean Holdings, the U.S. Borrower and each Subsidiary which has granted a security interest pursuant to any Collateral Document to secure any Secured Obligations.

“Guarantee and Pledge Agreement” shall mean that certain Guarantee and Pledge Agreement dated as of November 10, 2010, as amended by the Amendment and Restatement Agreement dated March 28, 2013 (and as further amended, restated, supplemented or modified from time to time), among the U.S. Borrower, Holdings, the subsidiaries of the U.S. Borrower from time to time party thereto and Credit Suisse AG, as collateral agent.

“Initial Second Priority Debt Documents” shall mean that certain [            ] dated as of [            ], 20[    ], among [            ] and any notes, security documents and other operative agreements evidencing or governing such Indebtedness, including any agreement entered into for the purpose of securing the Initial Second Priority Debt Obligations.

4

“Initial Second Priority Debt Obligations” shall mean the Second Priority Debt Obligations arising pursuant to the Initial Second Priority Debt Documents.

“Initial Second Priority Debt” shall mean the Second Priority Debt incurred pursuant to the Initial Second Priority Debt Documents.

“Initial Second Priority Debt Parties” shall mean the holders of any Initial Second Priority Debt Obligations and the Initial Second Priority Representative.

“Initial Second Priority Representative” shall have the meaning assigned to such term in the introductory paragraph to this Agreement.

“Insolvency or Liquidation Proceeding” shall mean:

(1) any case commenced by or against Holdings or any Borrower or other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of Holdings or any Borrower or other Grantor, any receivership or assignment for the benefit of creditors relating to Holdings or any Borrower or other Grantor or any similar case or proceeding relative to Holdings or any Borrower or other Grantor or its creditors, as such, in each case whether or not voluntary;

(2) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to Holdings or any Borrower or other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3) any other proceeding of any type or nature in which substantially all claims of creditors of Holdings or any Borrower or other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Joinder Agreement” shall mean a supplement to this Agreement in the form of Annex III or Annex IV hereof required to be delivered by a Representative to the Designated Senior Representative pursuant to Section 8.09 hereof in order to include an additional Debt Facility hereunder and to become the Representative hereunder for the Senior Secured Parties or Second Priority Secured Parties, as the case may be, under such Debt Facility.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

[“Major Second Priority Representative” shall mean, with respect to any Shared Collateral, the Second Priority Representative of the series of Second Priority Debt that (a) constitutes the largest outstanding principal amount of any then outstanding series of Second Priority Debt with respect to such Shared Collateral and (b) is larger than the largest outstanding principal amount of any then outstanding series of Indebtedness constituting Senior Obligations with respect to such Shared Collateral.]1

[1]	Bracketed language may be included if Second Priority Debt is in the form of bank or mezzanine loans.

5

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

“Officer’s Certificate” shall have the meaning assigned to such term in Section 8.08.

“Pledged or Controlled Collateral” shall have the meaning assigned to such term in Section 5.05(a).

“Proceeds” shall mean the proceeds of any sale, collection or other liquidation of Shared Collateral, any payment or distribution made in respect of Shared Collateral in a Bankruptcy Case and any amounts received by any Senior Representative or any Senior Secured Party from a Second Priority Debt Party in respect of Shared Collateral pursuant to this Agreement.

“Recovery” shall have the meaning assigned to such term in Section 6.04.

“Refinance” shall mean, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Representatives” shall mean the Senior Representatives and the Second Priority Representatives.

“Second Priority Class Debt” shall have the meaning assigned to such term in Section 8.09.

“Second Priority Class Debt Parties” shall have the meaning assigned to such term in Section 8.09.

“Second Priority Class Debt Representative” shall have the meaning assigned to such term in Section 8.09.

“Second Priority Collateral” shall mean any “Collateral” as defined in any Second Priority Debt Document or any other assets of Holdings, any Borrower or

6

any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Second Priority Collateral Document as security for any Second Priority Debt Obligation.

“Second Priority Collateral Documents” shall mean the Initial Second Priority Collateral Documents and each of the security agreements and other instruments and documents executed and delivered by Holdings or any Borrower or other Grantor for purposes of providing collateral security for any Second Priority Debt Obligation.

“Second Priority Debt” shall mean any Indebtedness of Holdings or any Borrower or other Subsidiary, including the Initial Second Priority Debt, which Indebtedness is secured by the Second Priority Collateral on a pari passu basis (but without regard to control of remedies, other than as provided by the terms of the applicable Second Priority Debt Documents) with any other Second Priority Debt Obligations and the applicable Second Priority Debt Documents which provide that such Indebtedness is to be secured by such Second Priority Collateral on a subordinate basis to the Senior Debt Obligations (and which is not secured by Liens on any assets of Holdings or any Borrower or other Subsidiary other than the Second Priority Collateral or which are not included in the Senior Collateral); provided, however, that (i) such Indebtedness is permitted to be incurred and secured on such basis by each Senior Debt Document and Second Priority Debt Document and (ii) except in the case of the Initial Second Priority Debt hereunder, the Representative for the holders of such Indebtedness shall have become party to this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.09 hereof.

“Second Priority Debt Documents” shall mean the Initial Second Priority Debt Documents and, with respect to any incurrence or issuance of Second Priority Debt, the loan agreements, promissory notes, indentures, Collateral Documents or other operative agreements evidencing or governing such Indebtedness, including the Second Priority Collateral Documents.

“Second Priority Debt Facility” shall mean each loan agreement, indenture or other governing agreement with respect to any Second Priority Debt.

“Second Priority Debt Obligations” shall mean the Initial Second Priority Debt Obligations and, with respect to any incurrence or issuance of Second Priority Debt, (a) all principal of, and interest (including any interest which accrues after the commencement of any Bankruptcy Case, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Second Priority Debt, (b) all other amounts payable to the related Second Priority Debt Parties under the related Second Priority Debt Documents and (c) any renewals or extensions of the foregoing.

“Second Priority Debt Parties” shall mean the Initial Second Priority Debt Parties and, with respect to any incurrence or issuance of Second Priority Debt, the holders of such Indebtedness, the Representative with respect thereto, any trustee or agent therefor under any related Second Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by Holdings or any Borrower or other Subsidiary under any related Second Priority Debt Documents.

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[“Second Priority Enforcement Date” shall mean, with respect to any Second Priority Representative, the date which is 180 days (through which 180 day period such Second Priority Representative was the Major Second Priority Representative) after the occurrence of both (i) an Event of Default (under and as defined in the Second Priority Debt Document for which such Second Priority Representative has been named as Representative) and (ii) the Designated Senior Representative’s and each other Representative’s receipt of written notice from such Second Priority Representative that (x) such Second Priority Representative is the Major Second Priority Representative and that an Event of Default (under and as defined in the Second Priority Debt Document for which such Second Priority Representative has been named as Representative) has occurred and is continuing and (y) the Second Priority Debt Obligations of the series with respect to which such Second Priority Representative is the Second Priority Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Second Priority Debt Document; provided that the Second Priority Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Shared Collateral (1) at any time the Designated Senior Representative has commenced and is diligently pursuing any enforcement action with respect to such Shared Collateral or (2) at any time the Grantor which has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.]2

“Second Priority Instructing Group” shall mean Second Priority Representatives representing at least a majority of the then aggregate amount of Second Priority Debt Obligations outstanding that agree to vote together.

“Second Priority Lien” shall mean the Liens on the Second Priority Collateral in favor of Second Priority Debt Parties under Second Priority Collateral Documents.

“Second Priority Representative” shall mean (i) in the case of the Initial Second Priority Debt Obligations covered hereby, the Initial Second Priority Representative and (ii) in the case of any Second Priority Debt Facility and the Second Priority Debt Parties thereunder the trustee, administrative agent, collateral agent, security agent or similar agent under such Second Priority Debt Facility that is named as the Representative in respect of such Second Priority Debt Facility in the applicable Joinder Agreement.

“Secured Obligations” shall mean the Senior Obligations and the Second Priority Debt Obligations.

[2]	Bracketed language may be included if Second Priority Debt is in the form of bank or mezzanine loans.

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“Secured Parties” shall mean the Senior Secured Parties and the Second Priority Debt Parties.

“Senior Class Debt” shall have the meaning assigned to such term in Section 8.09.

“Senior Class Debt Parties” shall have the meaning assigned to such term in Section 8.09.

“Senior Class Debt Representative” shall have the meaning assigned to such term in Section 8.09.

“Senior Collateral” shall mean any “Collateral” as defined in any Credit Agreement Loan Document or any other Senior Debt Document or any other assets of Holdings or any Borrower or other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Senior Collateral Document as security for any Senior Debt Obligation.

“Senior Collateral Agent” shall mean Credit Suisse AG, in its capacity as collateral agent under the Senior Collateral Documents, and any successor thereof or replacement senior collateral agent appointed in accordance with the terms of the Credit Agreement and, if it is then in effect, the First Lien Intercreditor Agreement.

“Senior Collateral Documents” shall mean the Guarantee and Pledge Agreement and the other Security Documents, the First Lien Intercreditor Agreement (upon and after the initial execution and delivery thereof by the initial parties thereto) and each of the security agreements and other instruments and documents executed and delivered by Holdings or any Borrower or other Grantor for purposes of providing collateral security for any Senior Obligation.

“Senior Debt Documents” shall mean (a) the Credit Agreement Loan Documents and (b) any Additional Senior Debt Documents.

“Senior Facilities” shall mean the Credit Agreement and any Additional Senior Debt Facilities.

“Senior Lien” shall mean the Liens on the Senior Collateral in favor of the Senior Secured Parties under the Senior Collateral Documents.

“Senior Obligations” shall mean the Credit Agreement Obligations and any Additional Senior Debt Obligations.

“Senior Representative” shall mean (i) in the case of any Credit Agreement Obligations or the Credit Agreement Secured Parties, the Administrative Agent, (ii) in the case of any Additional Senior Debt Facility and the Additional Senior Debt Parties thereunder (including with respect to any Additional Senior Debt Facility initially covered hereby on the date of this Agreement) the trustee, administrative agent, collateral agent, security agent or similar agent under such Additional Senior Debt Facility that is named as the Representative in respect of such Additional Senior Debt Facility hereunder or in the applicable Joinder Agreement.

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“Senior Secured Parties” shall mean the Credit Agreement Secured Parties and any Additional Senior Debt Parties.

“Shared Collateral” shall mean, at any time, Collateral in which the holders of Senior Obligations under at least one Senior Facility and the holders of Second Priority Debt Obligations under at least one Second Priority Debt Facility (or their Representatives) hold a security interest at such time (or, in the case of the Senior Facilities, are deemed pursuant to Article II to hold a security interest). If, at any time, any portion of the Senior Collateral under one or more Senior Facilities does not constitute Second Priority Collateral under one or more Second Priority Debt Facilities, then such portion of such Senior Collateral shall constitute Shared Collateral only with respect to the Second Priority Debt Facilities for which it constitutes Second Priority Collateral and shall not constitute Shared Collateral for any Second Priority Debt Facility which does not have a security interest in such Collateral at such time.

“Subsidiary” shall have the meaning assigned to such term in the Credit Agreement.

“Uniform Commercial Code” or “UCC” shall mean, unless otherwise specified, the Uniform Commercial Code as from time to time in effect in the State of New York.

SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any person shall be construed to include such person’s successors and assigns, but shall not be deemed to include the subsidiaries of such person unless express reference is made to such subsidiaries, (iii) the words “herein”, “hereof and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

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ARTICLE II

Priorities and Agreements with Respect to Shared Collateral

SECTION 2.01. Subordination. Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to any Second Priority Representative or any Second Priority Debt Parties on the Shared Collateral or of any Liens granted to any Senior Representative or any other Senior Secured Party on the Shared Collateral (or any actual or alleged defect in any of the foregoing) and notwithstanding any provision of the UCC, any Bankruptcy Law, any other applicable law, any Second Priority Debt Document or any Senior Debt Document or any other circumstance whatsoever, each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, hereby agrees that (a) any Lien on the Shared Collateral securing any Senior Obligations now or hereafter held by or on behalf of any Senior Representative, any other Senior Secured Party or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Shared Collateral securing any Second Priority Debt Obligations and (b) any Lien on the Shared Collateral securing any Second Priority Debt Obligations now or hereafter held by or on behalf of any Second Priority Representative, any Second Priority Debt Parties or any Second Priority Representative or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Shared Collateral securing any Senior Obligations. All Liens on the Shared Collateral securing any Senior Obligations shall be and remain senior in all respects and prior to all Liens on the Shared Collateral securing any Second Priority Debt Obligations for all purposes, whether or not such Liens securing any Senior Obligations are subordinated to any Lien securing any other obligation of Holdings or any Borrower or other Grantor or any other person or otherwise subordinated, voided, avoided, invalidated or lapsed.

SECTION 2.02. Nature of Senior Lender Claims. Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, acknowledges that (a) a portion of the Senior Obligations is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (b) the terms of the Senior Debt Documents and the Senior Obligations may be amended, supplemented or otherwise modified, and the Senior Obligations, or a portion thereof, may be Refinanced from time to time and (c) the aggregate amount of the Senior Obligations may be increased, in each case, without notice to or consent by the Second Priority Representatives or the Second Priority Debt Parties and without affecting the provisions hereof. The Lien priorities provided for in Section 2.01 shall not be altered or otherwise affected by any amendment, supplement or other modification, or any Refinancing, of either the Senior Obligations or the Second Priority Debt Obligations, or any portion thereof. As between Holdings, the Borrowers and the other Grantors and the Second Priority Debt Parties, the foregoing provisions will not limit or otherwise affect the obligations of Holdings, the Borrowers and the other Grantors contained in any Second Priority Debt Document with respect to the incurrence of additional Senior Obligations.

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SECTION 2.03. Prohibition on Contesting Liens. Each of the Second Priority Representatives, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that it shall not (and hereby waives any right to) contest or support any other person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing any Senior Obligations held (or purported to be held) by or on behalf of any Senior Representative or any of the other Senior Secured Parties or other agent or trustee therefor in any Senior Collateral, and each Senior Representative, for itself and on behalf of each Senior Secured Party under its Senior Facility, agrees that it shall not (and hereby waives any right to) contest or support any other person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing any Second Priority Debt Obligations held (or purported to be held) by or on behalf of any of any Second Priority Representative or any of the Second Priority Debt Parties in the Second Priority Collateral. Notwithstanding the foregoing, no provision in this Agreement shall be construed to prevent or impair the rights of any Senior Representative to enforce this Agreement (including the priority of the Liens securing the Senior Obligations as provided in Section 2.01) or any of the Senior Debt Documents.

SECTION 2.04. No New Liens. The parties hereto agree that, so long as the Discharge of Senior Obligations has not occurred (a) none of the Grantors shall grant or permit any additional Liens on any asset or property of any Grantor to secure any Second Priority Debt Obligation unless it has granted, or concurrently therewith grants, a Lien on such asset or property of such Grantor to secure the Senior Obligations; and (b) if any Second Priority Representative or any Second Priority Debt Party shall hold any Lien on any assets or property of any Grantor securing any Second Priority Obligations that are not also subject to the first-priority Liens securing Senior Obligations under the Senior Collateral Documents, such Second Priority Representative or Second Priority Debt Party (i) shall notify the Designated Senior Representative promptly upon becoming aware thereof and, unless such Grantor shall promptly grant a similar Lien on such assets or property to each Senior Representative as security for the Senior Obligations, shall assign such Lien to the Designated Senior Representative as security for the Senior Obligations for the benefit of the Senior Secured Parties (but may retain a junior lien on such assets or property subject to the terms hereof) and (ii) until such assignment or such grant of a similar Lien to each Senior Representative, shall be deemed to hold and have held such Lien for the benefit of each Senior Representative and the other Senior Secured Parties as security for the Senior Obligations.

SECTION 2.05. Perfection of Liens. Except for the agreements of the Senior Representatives pursuant to Section 5.05 hereof, none of the Senior Representatives or the Senior Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Shared Collateral for the benefit of the Second Priority Representatives or the Second Priority Debt Parties. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between

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the Senior Secured Parties and the Second Priority Debt Parties and shall not impose on the Senior Representatives, the Senior Secured Parties, the Second Priority Representatives, the Second Priority Debt Parties or any agent or trustee therefor any obligations in respect of the disposition of Proceeds of any Shared Collateral which would conflict with prior perfected claims therein in favor of any other person or any order or decree of any court or governmental authority or any applicable law.

SECTION 2.06. Certain Cash Collateral. Notwithstanding anything in this Agreement or any other Senior Debt Documents or Second Priority Debt Documents to the contrary, collateral consisting of cash and cash equivalents pledged to secure Credit Agreement Obligations consisting of reimbursement obligations in respect of Letters of Credit or otherwise held by the Administrative Agent pursuant to Section 2.23(j) of the Credit Agreement (or any equivalent successor provision) shall be applied as specified in such Section of the Credit Agreement and will not constitute Shared Collateral.

ARTICLE III

Enforcement

SECTION 3.01. Exercise of Remedies. (a) So long as the Discharge of Senior Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against Holdings or any Borrower or other Grantor, (i) neither any Second Priority Representative nor any Second Priority Debt Party will (x) exercise or seek to exercise any rights or remedies (including setoff) with respect to any Shared Collateral in respect of any Second Priority Debt Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or object to any foreclosure proceeding or action brought with respect to the Shared Collateral or any other Senior Collateral by any Senior Representative or any Senior Secured Party in respect of the Senior Obligations, any exercise of any right by any Senior Representative or any Senior Secured Party (or any agent or sub-agent on their behalf) in respect of the Senior Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Senior Representative or any Senior Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party of any rights and remedies relating to the Shared Collateral under the Senior Debt Documents or otherwise in respect of the Senior Collateral or the Senior Obligations, or (z) object to the forbearance by the Senior Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Shared Collateral in respect of Senior Obligations and (ii) except as otherwise provided herein, the Senior Representatives and the Senior Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Shared Collateral without any consultation with or the consent of any Second Priority Representative or any Second Priority Debt Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against Holdings or any Borrower or other Grantor, any Second Priority Representative may file a claim or statement of interest with respect to

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the Second Priority Debt Obligations under its Second Priority Debt Facility, (B) any Second Priority Representative may take any action (not adverse to the prior Liens on the Shared Collateral securing the Senior Obligations or the rights of the Senior Representatives or the Senior Secured Parties to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Shared Collateral, (C) any Second Priority Representative and the Second Priority Secured Parties may exercise their rights and remedies as unsecured creditors, as provided in Section 5.04, [and] (D) any Second Priority Representative may exercise the rights and remedies provided for in Section 6.03 [and (E) from and after the Second Priority Enforcement Date, the Major Second Priority Representative may exercise or seek to exercise any rights or remedies (including setoff) with respect to any Shared Collateral in respect of any Second Priority Debt Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), but only so long as (1) the Designated Senior Representative has not commenced and is not diligently pursuing any enforcement action with respect to such Shared Collateral or (2) the Grantor which has granted a security interest in such Shared Collateral is not then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding]3. In exercising rights and remedies with respect to the Senior Collateral, the Senior Representatives and the Senior Secured Parties may enforce the provisions of the Senior Debt Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Shared Collateral upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b) So long as the Discharge of Senior Obligations has not occurred, each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, agrees that it will not, in the context of its role as secured creditor, take or receive any Shared Collateral or any Proceeds of Shared Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Shared Collateral in respect of Second Priority Debt Obligations. Without limiting the generality of the foregoing, unless and until the Discharge of Senior Obligations has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.01(a), the sole right of the Second Priority Representatives and the Second Priority Debt Parties with respect to the Shared Collateral is to hold a Lien on the Shared Collateral in respect of Second Priority Debt Obligations pursuant to the Second Priority Debt Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Senior Obligations has occurred.

[3]	Bracketed language may be included if Second Priority Debt is in the form of bank or mezzanine loans.

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(c) Subject to the proviso in clause (ii) of Section 3.01(a), (i) each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that neither such Second Priority Representative nor any such Second Priority Debt Party will take any action that would hinder any exercise of remedies undertaken by any Senior Representative or any Senior Secured Party with respect to the Shared Collateral under the Senior Debt Documents, including any sale, exchange, transfer or other disposition of the Shared Collateral, whether by foreclosure or otherwise, and (ii) each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby waives any and all rights it or any such Second Priority Debt Party may have as a junior lien creditor or otherwise to object to the manner in which the Senior Representatives or the Senior Secured Parties seek to enforce or collect the Senior Obligations or the Liens granted on any of the Senior Collateral, regardless of whether any action or failure to act by or on behalf of any Senior Representative or any other Senior Secured Party is adverse to the interests of the Second Priority Debt Parties.

(d) Each Second Priority Representative hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Priority Debt Document shall be deemed to restrict in any way the rights and remedies of the Senior Representatives or the Senior Secured Parties with respect to the Senior Collateral as set forth in this Agreement and the Senior Debt Documents.

(e) Until the Discharge of Senior Obligations, the Designated Senior Representative shall have the exclusive right to exercise any right or remedy with respect to the Shared Collateral and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto. Following the Discharge of Senior Obligations, the Designated Second Priority Representative, who may be instructed by the Second Priority Instructing Group, shall have the exclusive right to exercise any right or remedy with respect to the Collateral, and the Designated Second Priority Representative, who may be instructed by the Second Priority Instructing Group, shall have the exclusive right to direct the time, method and place of exercising or conducting any proceeding for the exercise of any right or remedy available to the Second Priority Debt Parties with respect to the Collateral, or of exercising or directing the exercise of any trust or power conferred on the Second Priority Representatives, or for the taking of any other action authorized by the Second Priority Collateral Documents; provided, however, that nothing in this Section shall impair the right of any Second Priority Representative or other agent or trustee acting on behalf of the Second Priority Debt Parties to take such actions with respect to the Collateral after the Discharge of Senior Obligations as may be otherwise required or authorized pursuant to any intercreditor agreement governing the Second Priority Debt Parties or the Second Priority Debt Obligations.

SECTION 3.02. Cooperation. Subject to the proviso in clause (ii) of Section 3.01(a), each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, agrees that, unless and until the Discharge of Senior Obligations has occurred, it will not commence, or join with any person (other than the Senior Secured Parties and the Senior Representatives upon the

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request of the Designated Senior Representative) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Shared Collateral under any of the Second Priority Debt Documents or otherwise in respect of the Second Priority Debt Obligations.

SECTION 3.03. Actions upon Breach. Should any Second Priority Representative or any Second Priority Debt Party, contrary to this Agreement, in any way take, attempt to take or threaten to take any action with respect to the Shared Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement) or fail to take any action required by this Agreement, any Senior Representative or other Senior Secured Party (in its or their own name or in the name of Holdings or any Borrower or other Grantor) or the U.S. Borrower may obtain relief against such Second Priority Representative or such Second Priority Debt Party by injunction, specific performance or other appropriate equitable relief. Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Facility, hereby (i) agrees that the Senior Secured Parties’ damages from the actions of the Second Priority Representatives or any Second Priority Debt Party may at that time be difficult to ascertain and may be irreparable and waives any defense that Holdings or any Borrower or other Grantor or the Senior Secured Parties cannot demonstrate damage or be made whole by the awarding of damages and (ii) irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any Senior Representative or any other Senior Secured Party.

ARTICLE IV

Payments

SECTION 4.01. Application of Proceeds. After an event of default under any Senior Debt Document has occurred and until such event of default is cured or waived, so long as the Discharge of Senior Obligations has not occurred, the Shared Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such Shared Collateral upon the exercise of remedies shall be applied by the Designated Senior Representative to the Senior Obligations in such order as specified in the relevant Senior Debt Documents until the Discharge of Senior Obligations has occurred. Upon the Discharge of Senior Obligations, each applicable Senior Representative shall deliver promptly to the Designated Second Priority Representative any Shared Collateral or Proceeds thereof held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Designated Second Priority Representative to the Second Priority Debt Obligations in such order as specified in the relevant Second Priority Debt Documents.

SECTION 4.02. Payments Over. Unless and until the Discharge of Senior Obligations has occurred, any Shared Collateral or Proceeds thereof received by any Second Priority Representative or any Second Priority Debt Party in connection with the exercise of any right or remedy (including setoff) relating to the Shared Collateral

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shall be segregated and held in trust for the benefit of and forthwith paid over to the Designated Senior Representative for the benefit of the Senior Secured Parties in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. The Designated Senior Representative is hereby authorized to make any such endorsements as agent for each of the Second Priority Representatives or any such Second Priority Debt Party. This authorization is coupled with an interest and is irrevocable.

ARTICLE V

Other Agreements

SECTION 5.01. Releases. (a) Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that, in the event of a sale, transfer or other disposition of any specified item of Shared Collateral (including all or substantially all of the equity interests of any Subsidiary) (i) in connection with the exercise of remedies in respect of Collateral or (ii) if not in connection with the exercise of remedies in respect of Collateral, so long as an Event of Default (as defined in and under any Second Lien Debt Document) has not occurred and is continuing, Liens granted to the Second Priority Representatives and the Second Priority Debt Parties upon such Shared Collateral to secure Second Priority Debt Obligations shall terminate and be released, automatically and without any further action, concurrently with the termination and release of all Liens granted upon such Shared Collateral to secure Senior Obligations. Upon delivery to a Second Priority Representative of an Officer’s Certificate stating that any such termination and release of Liens securing the Senior Obligations has become effective (or shall become effective concurrently with such termination and release of the Liens granted to the Second Priority Debt Parties and the Second Priority Representatives) and any necessary or proper instruments of termination or release prepared by Holdings or any Borrower or other Grantor, such Second Priority Representative will promptly execute, deliver or acknowledge, at Holdings’ or the Borrower’s or the other Grantor’s sole cost and expense, such instruments to evidence such termination and release of the Liens. Nothing in this Section 5.01(a) will be deemed to affect any agreement of a Second Priority Representative, for itself and on behalf of the Second Priority Debt Parties under its Second Priority Debt Facility, to release the Liens on the Second Priority Collateral as set forth in the relevant Second Priority Debt Documents.

(b) Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby irrevocably constitutes and appoints the Designated Senior Representative and any officer or agent of the Designated Senior Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Second Priority Representative or such Second Priority Debt Party or in the Designated Senior Representative’s own name, from time to time in the Designated Senior Representative’s discretion, for the purpose of carrying out the terms of Section 5.01(a), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of Section 5.01(a), including any termination statements, endorsements or other instruments of transfer or release.

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(c) Unless and until the Discharge of Senior Obligations has occurred, each, Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby consents to the application, whether prior to or after an event of default under any Senior Debt Document, of proceeds of Shared Collateral to the repayment of Senior Obligations pursuant to the Senior Debt Documents, provided that nothing in this Section 5.01(c) shall be construed to prevent or impair the rights of the Second Priority Representatives or the Second Priority Debt Parties to receive proceeds in connection with the Second Priority Debt Obligations not otherwise in contravention of this Agreement.

(d) Notwithstanding anything to the contrary in any Second Priority Collateral Document, in the event the terms of a Senior Collateral Document and a Second Priority Collateral Document each require any Grantor (i) to make payment in respect of any item of Shared Collateral, (ii) to deliver or afford control over any item of Shared Collateral to, or deposit any item of Shared Collateral with, (iii) to register ownership of any item of Shared Collateral in the name of or make an assignment of ownership of any Shared Collateral or the rights thereunder to, (iv) cause any securities intermediary, commodity intermediary or other person acting in a similar capacity to agree to comply, in respect of any item of Shared Collateral, with instructions or orders from, or to treat, in respect of any item of Shared Collateral, as the entitlement holder, (v) hold any item of Shared Collateral in trust for (to the extent such item of Shared Collateral cannot be held in trust for multiple parties under applicable law) or (vi) obtain the agreement of a bailee or other third party to hold any item of Shared Collateral for the benefit of or subject to the control of or, in respect of any item of Shared Collateral, to follow the instructions of, in any case, both the Designated Senior Representative and any Second Priority Representative or Second Priority Debt Party, such Grantor may, until the applicable Discharge of Senior Obligations has occurred, comply with such requirement under the Second Priority Collateral Document as it relates to such Shared Collateral by taking any of the actions set forth above only with respect to, or in favor of, the Designated Senior Representative.

SECTION 5.02. [INTENTIONALLY OMITTED]

SECTION 5.03. Amendments to Second Priority Collateral Documents. (a) Except to the extent not prohibited by any Senior Debt Document, no Second Priority Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second Priority Collateral Document, would be prohibited by or inconsistent with any of the terms of this Agreement. The U.S. Borrower agrees to deliver to the Designated Senior Representative copies of (i) any amendments, supplements or other modifications to the Second Priority Collateral Documents and (ii) any new Second Priority Collateral Documents promptly after effectiveness thereof. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that each Second Priority Collateral Document under its Second Priority

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Debt Facility (other than any account control or similar agreement with third parties) shall include the following language (or language to similar effect reasonably approved by the Designated Senior Representative):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the [Second Priority Representative] pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the Senior Secured Parties (as defined in the Intercreditor Agreement referred to below), including liens and security interests granted to Credit Suisse AG, as collateral agent, pursuant to or in connection with the Amended and Restated Credit Agreement dated as of March 28, 2013 (as amended, restated, supplemented or otherwise modified from time to time), among CBRE Services, Inc., a Delaware corporation (the “U.S. Borrower”), CBRE Limited, a limited company organized under the laws of England and Wales (the “U.K. Borrower”), CBRE Limited, a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CBRE Pty Limited, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CBRE Limited, a company organized under the laws of New Zealand (the “New Zealand Borrower”), CBRE Group, Inc., a Delaware corporation (“Holdings”), the lenders party thereto and Credit Suisse AG, as administrative agent and as collateral agent, and (ii) the exercise of any right or remedy by the [Second Priority Representative] hereunder is subject to the limitations and provisions of the Intercreditor Agreement dated as of [            ], 20[    ] (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Credit Suisse AG, as the Senior Collateral Agent, the U.S. Borrower, Holdings and the subsidiaries of Holdings party thereto. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.”

(b) In the event that each applicable Senior Representative and/or the Senior Secured Parties enter into any amendment, waiver or consent in respect of or replace any of the Senior Collateral Documents for the purpose of adding to or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Collateral Document or changing in any manner the rights of the Senior Representatives, the Senior Secured Parties, Holdings or any Borrower or other Grantor thereunder (including the release of any Liens in Senior Collateral) in a manner that is applicable to all Senior Facilities, then such amendment, waiver or consent shall apply automatically to any comparable provision of each comparable Second Priority Collateral Document without the consent of any Second Priority Representative or any Second Priority Debt Party and without any action by any Second Priority Representative, Holdings or any Borrower or other Grantor; provided, however, that written notice of such amendment, waiver or consent shall have been given to each Second Priority Representative within 10 Business Days after the effectiveness of such amendment, waiver or consent; provided, further, that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any Second Priority Collateral Documents as set forth in this Section 5.03(b).

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SECTION 5.04. Rights as Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, the Second Priority Representatives and the Second Priority Debt Parties may exercise rights and remedies as unsecured creditors against Holdings or any Borrower or other Grantor in accordance with the terms of the Second Priority Debt Documents and applicable law so long as such rights and remedies do not violate any express provision of this Agreement. Nothing in this Agreement shall prohibit the receipt by any Second Priority Representative or any Second Priority Debt Party of the required payments of principal, premium, interest, fees and other amounts due under the Second Priority Debt Documents so long as such receipt is not the direct or indirect result of the exercise by a Second Priority Representative or any Second Priority Debt Party of rights or remedies as a secured creditor in respect of Shared Collateral. In the event any Second Priority Representative or any Second Priority Debt Party becomes a judgment lien creditor in respect of Shared Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second Priority Debt Obligations, such judgment lien shall be subordinated to the Liens securing Senior Obligations on the same basis as the other Liens securing the Second Priority Debt Obligations are so subordinated to such Liens securing Senior Obligations under this Agreement. Nothing in this Agreement shall impair or otherwise adversely affect any rights or remedies the Senior Representatives or the Senior Secured Parties may have with respect to the Senior Collateral.

SECTION 5.05. Gratuitous Bailee for Perfection. (a) Each Senior Representative acknowledges and agrees that if it shall at any time hold a Lien securing any Senior Obligations on any Shared Collateral that can be perfected by the possession or control of such Shared Collateral or of any account in which such Shared Collateral is held, and if such Shared Collateral or any such account is in fact in the possession or under the control of such Senior Representative, or of agents or bailees of such person (such Shared Collateral being referred to herein as the “Pledged or Controlled Collateral”), the applicable Senior Representative shall also hold such Pledged or Controlled Collateral as sub-agent or gratuitous bailee for the relevant Second Priority Representatives, in each case solely for the purpose of perfecting the Liens granted under the relevant Second Priority Collateral Documents and subject to the terms and conditions of this Section 5.05.

(b) Except as otherwise specifically provided herein, until the Discharge of Senior Obligations has occurred, the Senior Representatives and the Senior Secured Parties shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of the Senior Debt Documents as if the Liens under the Second Priority Collateral Documents did not exist. The rights of the Second Priority Representatives and the Second Priority Debt Parties with respect to the Pledged or Controlled Collateral shall at all times be subject to the terms of this Agreement.

(c) The Senior Representatives and the Senior Secured Parties shall have no obligation whatsoever to the Second Priority Representatives or any Second Priority

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Debt Party to assure that any of the Pledged or Controlled Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any person or any rights pertaining to the Shared Collateral, except as expressly set forth in this Section 5.05. The duties or responsibilities of the Senior Representatives under this Section 5.05 shall be limited solely to holding or controlling the Shared Collateral and the related Liens referred to in paragraphs (a) and (b) of this Section 5.05 as subagent and gratuitous bailee for the relevant Second Priority Representative for purposes of perfecting the Lien held by such Second Priority Representative.

(d) The Senior Representatives shall not have by reason of the Second Priority Collateral Documents or this Agreement, or any other document, a fiduciary relationship in respect of any Second Priority Representative or any Second Priority Debt Party, and each, Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby waives and releases the Senior Representatives from all claims and liabilities arising pursuant to the Senior Representatives’ roles under this Section 5.05 as sub-agents and gratuitous bailees with respect to the Shared Collateral.

(e) Upon the Discharge of Senior Obligations, each applicable Senior Representative shall, at the Grantors’ sole cost and expense, (i) deliver to the Designated Second Priority Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all proceeds thereof, held or controlled by such Senior Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to securities intermediaries and commodities intermediaries or (ii) direct and deliver such Shared Collateral as a court of competent jurisdiction may otherwise direct. The Grantors shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each Senior Representative for loss or damage suffered by such Senior Representative as a result of such transfer, except for loss or damage suffered by any such person as a result of its own wilful misconduct, gross negligence or bad faith. The Senior Representatives have no obligations to follow instructions from any Second Priority Representative or any other Second Priority Debt Party in contravention of this Agreement.

(f) None of the Senior Representatives nor any of the other Senior Secured Parties shall be required to marshal any present or future collateral security for any obligations of Holdings or any Borrower or other Subsidiary to any Senior Representative or any Senior Secured Party under the Senior Debt Documents or any assurance of payment in respect thereof, or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

SECTION 5.06. When Discharge of Senior Obligations Deemed to Not Have Occurred. If, at any time after the Discharge of Senior Obligations has occurred, Holdings or any Borrower or other Subsidiary incurs any Senior Obligations (other than in respect of the payment of indemnities surviving the Discharge of Senior Obligations),

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then such Discharge of Senior Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Senior Obligations) and the applicable agreement governing such Senior Obligations shall automatically be treated as a Senior Debt Document for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Shared Collateral set forth herein and the granting by the applicable Senior Representative of amendments, waivers and consents hereunder and the agent, representative or trustee for the holders of such Senior Obligations shall be a Senior Representative for all purposes of this Agreement. Upon receipt of notice of such incurrence (including the identity of the new Senior Representative), each Second Priority Representative (including the Designated Second Priority Representative) shall promptly (a) enter into such documents and agreements (at the sole expense of the U.S. Borrower), including amendments or supplements to this Agreement, as the U.S. Borrower or such new Senior Representative shall reasonably request in writing in order to provide the new Senior Representative the rights of a Senior Representative contemplated hereby and (b) deliver to such Senior Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all proceeds thereof, held or controlled by such Second Priority Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to securities intermediaries and commodities intermediaries.

ARTICLE VI

Insolvency or Liquidation Proceedings.

SECTION 6.01. Financing Issues. Until the Discharge of Senior Obligations has occurred, if Holdings or any Borrower or other Grantor shall be subject to any Insolvency or Liquidation Proceeding and any Senior Representative or any Senior Secured Party shall desire to consent (or not object) to the sale or use of collateral or to consent (or not object) to Holdings’ or any Borrower’s or other Grantor’s obtaining financing under Section 363 or Section 364 of Title 11 of the United States Code or any similar provision of any other Bankruptcy Law (“DIP Financing”), then each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that it will raise no (a) objection to and will not otherwise contest such sale or use of collateral or such DIP Financing and, except to the extent permitted by the proviso in clause (ii) of Section 3.01(a) and Section 6.03, will not request adequate protection or any other relief in connection therewith and, to the extent the Liens securing any Senior Obligations are subordinated or pari passu with such DIP Financing, will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Shared Collateral to (x) such DIP Financing (and all obligations relating thereto) on the same basis as the Liens securing the Second Priority Debt Obligations are so subordinated to Liens securing Senior Obligations under this Agreement and (y) to any “carve-out” for professional and United States Trustee fees agreed to by the Senior Representatives, (b) objection to (and will not otherwise contest) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of Senior Obligations made by any Senior Representative or any other Senior

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Secured Party, (c) objection to (and will not otherwise contest) any lawful exercise by any Senior Secured Party of the right to credit bid Senior Obligations at any sale in foreclosure of Senior Collateral, (d) objection to (and will not otherwise contest) any other request for judicial relief made in any court by any Senior Secured Party relating to the lawful enforcement of any Lien on Senior Collateral or (e) objection to (and will not otherwise contest or oppose) any order relating to a sale or other disposition of assets of any Grantor for which any Senior Representative has consented that provides, to the extent such sale or other disposition is to be free and clear of Liens, that the Liens securing the Senior Obligations and the Second Priority Debt Obligations will attach to the proceeds of the sale on the same basis of priority as the Liens on the Shared Collateral securing the Senior Obligations rank to the Liens on the Shared Collateral securing the Second Priority Debt Obligations pursuant to this Agreement. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that notice received two Business Days prior to the entry of an order approving such usage of cash or other collateral or approving such financing shall be adequate notice.

SECTION 6.02. Relief from the Automatic Stay. Until the Discharge of Senior Obligations has occurred, each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding or take any action in derogation thereof, in each case in respect of any Shared Collateral, without the prior written consent of the Designated Senior Representative.

SECTION 6.03. Adequate Protection. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that none of them shall object, contest or support any other person objecting to or contesting (a) any request by any Senior Representative or any Senior Secured Parties for adequate protection, (b) any objection by any Senior Representative or any Senior Secured Parties to any motion, relief, action or proceeding based on any Senior Representative’s or Senior Secured Party’s claiming a lack of adequate protection or (c) the payment of interest, fees, expenses or other amounts of any Senior Representative or any other Senior Secured Party under Section 506(b) or 506(c) of Title 11 of the United States Code or any similar provision of any other Bankruptcy Law. Notwithstanding anything contained in this Section 6.03 or in Section 6.01, in any Insolvency or Liquidation Proceeding, (i) if the Senior Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any DIP Financing or use of cash collateral under Section 363 or 364 of Title 11 of the United States Code or any similar provision of any other Bankruptcy Law, then each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility (x) may seek or request adequate protection in the form of a replacement Lien on such additional collateral, which Lien is subordinated to the Liens securing the Senior Obligations and such DIP Financing (and all obligations relating thereto) on the same basis as the other Liens securing the Second Priority Debt Obligations are so subordinated to the Liens securing Senior Obligations under this Agreement and (y) agrees that it will not seek or request, and will not accept,

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adequate protection in any other form and (ii) in the event any Second Priority Representatives, for themselves and on behalf of the Second Priority Debt Parties under their Second Priority Debt Facilities, seek or request adequate protection and such adequate protection is granted in the form of additional collateral, then such Second Priority Representatives, for themselves and on behalf of each Second Priority Debt Party under their Second Priority Debt Facilities, agree that each Senior Representative shall also be granted a senior Lien on such additional collateral as security for the Senior Obligations and any such DIP Financing and that any Lien on such additional collateral securing the Second Priority Debt Obligations shall be subordinated to the Liens on such collateral securing the Senior Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the Senior Secured Parties as adequate protection on the same basis as the other Liens securing the Second Priority Debt Obligations are so subordinated to such Liens securing Senior Obligations under this Agreement.

SECTION 6.04. Preference Issues. If any Senior Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount to the estate of Holdings or any Borrower or other Grantor (or any trustee, receiver or similar person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then the Senior Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Secured Parties shall be entitled to the benefits of this Agreement until a Discharge of Senior Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

SECTION 6.05. Separate Grants of Security and Separate Classifications. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, acknowledges and agrees that (a) the grants of Liens pursuant to the Senior Collateral Documents and the Second Priority Collateral Documents constitute two separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Shared Collateral, the Second Priority Debt Obligations are fundamentally different from the Senior Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that any claims of the Senior Secured Parties and the Second Priority Debt Parties in respect of the Shared Collateral

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constitute only a single class of claims (rather than separate classes of senior and junior secured claims), then each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Shared Collateral (with the effect being that, to the extent that the aggregate value of the Shared Collateral is sufficient (for this purpose ignoring all claims held by the Second Priority Debt Parties), the Senior Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest (whether or not allowed or allowable) before any distribution is made in respect of the Second Priority Debt Obligations, with each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby acknowledging and agreeing to turn over to the Designated Senior Representative amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Debt Parties.

SECTION 6.06. No Waivers of Rights of Senior Secured Parties. Nothing contained herein shall, except as expressly provided herein, prohibit or in any way limit any Senior Representative or any other Senior Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Second Priority Debt Party, including the seeking by any Second Priority Debt Party of adequate protection or the asserting by any Second Priority Debt Party of any of its rights and remedies under the Second Priority Debt Documents or otherwise.

SECTION 6.07. Application. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of Title 11 of the United States Code or any similar provision of any other Bankruptcy Law, shall be effective before, during and after the commencement of any Insolvency or Liquidation Proceeding. The relative rights as to the Shared Collateral and proceeds thereof shall continue after the commencement of any Insolvency or Liquidation Proceeding on the same basis as prior to the date of the petition therefor, subject to any court order approving the financing of, or use of cash collateral by, any Grantor. All references herein to any Grantor shall include such Grantor as a debtor-in-possession and any receiver or trustee for such Grantor.

SECTION 6.08. Other Matters. To the extent that any Second Priority Representative or any Second Priority Debt Party has or acquires rights under Section 363 or Section 364 of Title 11 of the United States Code or any similar provision of any other Bankruptcy Law with respect to any of the Shared Collateral, such Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, agrees not to assert any such rights without the prior written consent of the Designated Senior Representative, provided that if requested by the Designated Senior Representative, such Second Priority Representative shall timely exercise such rights in the manner requested by the Designated Senior Representative, including any rights to payments in respect of such rights.

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SECTION 6.09. 506(c) Claims. Until the Discharge of Senior Obligations has occurred, each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, agrees that it will not assert or enforce any claim under Section 506(c) of Title 11 of the United States Code or any similar provision of any other Bankruptcy Law senior to or on a parity with the Liens securing the Senior Obligations for costs or expenses of preserving or disposing of any Shared Collateral.

SECTION 6.10. Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of both the Senior Obligations and the Second Priority Debt Obligations, then, to the extent the debt obligations distributed on account of the Senior Obligations and on account of the Second Priority Debt Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

ARTICLE VII

Reliance; etc.

SECTION 7.01. Reliance. The consent by the Senior Secured Parties to the execution and delivery of the Second Priority Debt Documents to which the Senior Secured Parties have consented and all loans and other extensions of credit made or deemed made on and after the Closing Date by the Senior Secured Parties to Holdings or any Borrower or other Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, acknowledges that it and such Second Priority Debt Parties have, independently and without reliance on any Senior Representative or other Senior Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Second Priority Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and they will continue to make their own credit decisions in taking or not taking any action under the Second Priority Debt Documents or this Agreement.

SECTION 7.02. No Warranties or Liability. Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, acknowledges and agrees that neither any Senior Representative nor any other Senior Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Senior Debt Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon. The Senior Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Senior Debt Documents in accordance with law and as they

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may otherwise, in their sole discretion, deem appropriate, and the Senior Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Second Priority Representatives and the Second Priority Debt Parties have in the Shared Collateral or otherwise, except as otherwise provided in this Agreement. Neither any Senior Representative nor any other Senior Secured Party shall have any duty to any Second Priority Representative or Second Priority Debt Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreement with Holdings or any Borrower or other Subsidiary (including the Second Priority Debt Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Agreement, the Senior Representatives, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Debt Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectibility of any of the Senior Obligations, the Second Priority Debt Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) any Grantor’s title to or right to transfer any of the Shared Collateral or (c) any other matter except as expressly set forth in this Agreement.

SECTION 7.03. Obligations Unconditional. All rights, interests, agreements and obligations of the Senior Representatives, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Debt Parties hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Senior Debt Document or any Second Priority Debt Document;

(b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Obligations or Second Priority Debt Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Credit Agreement or any other Senior Debt Document or of the terms of any Second Priority Debt Document;

(c) any exchange of any security interest in any Shared Collateral or any other collateral or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or Second Priority Debt Obligations or any guarantee thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of Holdings or any Borrower or other Grantor; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, (i) any Grantor in respect of the Senior Obligations or (ii) any Second Priority Representative or Second Priority Debt Party in respect of this Agreement.

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ARTICLE VIII

Miscellaneous

SECTION 8.01. Conflicts. Subject to Section 8.18, in the event of any conflict between the provisions of this Agreement and the provisions of any Senior Debt Document or any Second Priority Debt Document, the provisions of this Agreement shall govern.

SECTION 8.02. Continuing Nature of this Agreement; Severability. Subject to Section 6.04, this Agreement shall continue to be effective until the Discharge of Senior Obligations shall have occurred. This is a continuing agreement of Lien subordination, and the Senior Secured Parties may continue, at any time and without notice to the Second Priority Representatives or any Second Priority Debt Party, to extend credit and other financial accommodations and lend monies to or for the benefit of Holdings or any Borrower or other Subsidiary constituting Senior Obligations in reliance hereon. The terms of this Agreement shall survive and continue in full force and effect in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.03. Amendments; Waivers. (a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) This Agreement may be amended in writing signed by each Representative (in each case, acting in accordance with the documents governing the applicable Debt Facility); provided that any such amendment, supplement or waiver which by the terms of this Agreement requires Holdings’ or any Borrower’s or other Grantor’s consent or which increases the obligations or reduces the rights of Holdings or any Borrower or other Grantor shall require the consent of Holdings or such Borrower or other Grantor. Any such amendment, supplement or waiver shall be in writing and shall be binding upon the Senior Secured Parties and the Second Priority Debt Parties and their respective successors and assigns.

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(c) Notwithstanding the foregoing, without the consent of any Secured Party, any Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 8.09 of this Agreement and upon such execution and delivery, such Representative and the Secured Parties and Senior Obligations or Second Priority Debt Obligations of the Debt Facility for which such Representative is acting shall be subject to the terms hereof.

SECTION 8.04. Information Concerning Financial Condition of Holdings, the Borrowers and the other Subsidiaries. The Senior Representatives, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties shall each be responsible for keeping themselves informed of (a) the financial condition of Holdings, the Borrowers and the other Subsidiaries and all endorsers or guarantors of the Senior Obligations or the Second Priority Debt Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Senior Obligations or the Second Priority Debt Obligations. The Senior Representatives, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any Senior Representative, any Senior Secured Party, any Second Priority Representative or any Second Priority Debt Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it shall be under no obligation to (i) make, and the Senior Representatives, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Debt Parties shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) provide any additional information or to provide any such information on any subsequent occasion, (iii) undertake any investigation or (iv) disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

SECTION 8.05. Subrogation. Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Senior Obligations has occurred.

SECTION 8.06. Application of Payments. Except as otherwise provided herein, all payments received by the Senior Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Obligations as the Senior Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the Senior Debt Documents. Except as otherwise provided herein, each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, assents to any such extension or postponement of the time of payment of the Senior Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Senior Obligations and to the addition or release of any other person primarily or secondarily liable therefor.

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SECTION 8.07. Additional Grantors. Holdings and the U.S. Borrower agree that, if any Subsidiary shall become a Grantor after the date hereof, it will promptly cause such Subsidiary to become party hereto by executing and delivering an instrument in the form of Annex II. Upon such execution and delivery, such Subsidiary will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Designated Second Priority Representative and the Designated Senior Representative. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 8.08. Dealings with Grantors. Upon any application or demand by Holdings or any Borrower or other Grantor to any Representative to take or permit any action under any of the provisions of this Agreement or under any Collateral Document (if such action is subject to the provisions hereof), Holdings or such Borrower or other Grantor, as appropriate, shall furnish to such Representative a certificate of an appropriate officer ( an “Officer’s Certificate”) stating that all conditions precedent, if any, provided for in this Agreement or such Collateral Document, as the case may be, relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement or any Collateral Document relating to such particular application or demand, no additional certificate or opinion need be furnished.

SECTION 8.09. Additional Debt Facilities. To the extent, but only to the extent, permitted by the provisions of the Senior Debt Documents and the Second Priority Debt Documents, Holdings or any Borrower or other Subsidiary may incur or issue and sell Second Priority Debt and Additional Senior Debt. Any such Second Priority Debt (the “Second Priority Class Debt”) may be secured by a second priority, subordinated Lien on Shared Collateral, in each case under and pursuant to the relevant Second Priority Collateral Documents for such Second Priority Class Debt, if and subject to the condition that the Representative of any such Second Priority Class Debt (each, a “Second Priority Class Debt Representative”), acting on behalf of the holders of such Second Priority Class Debt (such Representative and holders in respect of any Second Priority Class Debt being referred to as the “Second Priority Class Debt Parties”), becomes a party to this Agreement by satisfying conditions (i) through (vi), as applicable, of the immediately succeeding paragraph. Any such Additional Senior Debt (the “Senior Class Debt”, and the Senior Class Debt and Second Priority Class Debt, collectively, the “Class Debt”) may be secured by a senior Lien on Shared Collateral, in each case under and pursuant to the Senior Collateral Documents, if and subject to the condition that the Representative of any such Senior Class Debt (each, a “Senior Class Debt Representative”, and the Senior Class Debt Representatives and Second Priority Class Debt Representatives, collectively, the “Class Debt Representatives”), acting on behalf of the holders of such Senior Class Debt (such Representative and holders in respect of any such Senior Class Debt being referred to as the “Senior Class Debt Parties”, and the Senior Class Debt Parties and Second Priority Class Debt Parties, collectively, the “Class Debt Parties”), becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (vi), as applicable, of the immediately succeeding paragraph. In order for a Class Debt Representative to become a party to this Agreement:

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(i) such Class Debt Representative shall have executed and delivered a Joinder Agreement substantially in the form of Annex III (if such Representative is a Second Priority Class Debt Representative) or Annex IV (if such Representative is a Senior Class Debt Representative) (with such changes as may be reasonably approved by the Designated Senior Representative and such Class Debt Representative) pursuant to which it becomes a Representative hereunder, and the Class Debt in respect of which such Class Debt Representative is the Representative and the related Class Debt Parties become subject hereto and bound hereby;

(ii) the U.S. Borrower shall have delivered to the Designated Senior Representative an Officer’s Certificate stating that the conditions set forth in this Section 8.09 are satisfied with respect to such Class Debt and, if requested, true and complete copies of each of the Second Priority Debt Documents or Senior Debt Documents, as applicable, relating to such Class Debt, certified as being true and correct by a Responsible Officer of the U.S. Borrower;

(iii) in the case of any Second Priority Class Debt, all filings, recordations and/or amendments or supplements to the Second Priority Collateral Documents necessary or desirable in the opinion of the Designated Second Priority Representative to confirm and perfect the second priority Liens securing the relevant Second Priority Debt Obligations relating to such Class Debt shall have been made, executed and/or delivered (or, with respect to any such filings or recordations, acceptable provisions to perform such filings or recordings have been taken in the reasonable judgment of the Designated Second Priority Representative), and all fees and taxes in connection therewith shall have been paid (or acceptable provisions to make such payments have been taken in the reasonable judgment of the Designated Senior Representative);

(iv) in the case of any Senior Class Debt, all filings, recordations and/or amendments or supplements to the Senior Collateral Documents necessary or desirable in the opinion of the Designated Senior Representative to confirm and perfect the senior Liens securing the relevant Senior Obligations relating to such Class Debt shall have been made, executed and/or delivered (or, with respect to any such filings or recordations, acceptable provisions to perform such filings or recordings have been taken in the reasonable judgment of the Designated Senior Representative), and all fees and taxes in connection therewith shall have been paid; and

(v) the Second Priority Debt Documents or Senior Debt Documents, as applicable, relating to such Class Debt shall provide, in a manner reasonably satisfactory to the Designated Senior Representative and the Designated Second Priority Representative, that each Class Debt Party with respect to such Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Class Debt.

31

SECTION 8.10. Consent to Jurisdiction; Waivers. Each Representative, on behalf of itself and the Secured Parties of the Debt Facility for which it is acting, irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the Collateral Documents, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such person (or its Representative) at the address referred to in Section 8.11;

(d) agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law or shall limit the right of any party hereto (or any Secured Party) to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 8.10 any special, exemplary, punitive or consequential damages.

SECTION 8.11. Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing and shall be sent:

(i) if to Holdings or any Borrower or other Grantor, to the U.S. Borrower, at its address at:[    ], Attention of [    ], telecopy [    ];

(ii) if to the Initial Second Priority Representative to it at [    ] Attention of [    ], telecopy [    ];

(iii) if to the original Senior Collateral Agent or the Administrative Agent, to it at:[    ], Attention of [    ], telecopy [    ];

(iv) if to any other Second Priority Representative or Senior Representative, to it at the address specified by it in the Joinder Agreement delivered by it pursuant to Section 8.09.

32

Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and, may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth above or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. As agreed to in writing among each Representative from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

SECTION 8.12. Further Assurances. Each Senior Representative, on behalf of itself and each Senior Secured Party under the Senior Debt Facility for which it is acting, and each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, agrees that it will take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.

SECTION 8.13. GOVERNING LAW; WAIVER OF JURY TRIAL. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (1) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (2) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.13.

SECTION 8.14. Binding on Successors and Assigns. This Agreement shall be binding upon the Senior Collateral Agent, the Senior Representatives, the Senior Secured Parties, the Second Priority Representatives, the Second Priority Debt Parties, the Grantors party hereto and their respective successors and assigns.

SECTION 8.15. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

33

SECTION 8.16. Counterparts. This Agreement may be executed in one or more counterparts, including by means of facsimile or other electronic transmission, each of which shall be an original and all of which shall together constitute one and the same document. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 8.17. Authorization. By its signature, each person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The Administrative Agent represents and warrants that this Agreement is binding upon the Credit Agreement Secured Parties. The Initial Second Priority Representative represents and warrants that this Agreement is binding upon the Initial Second Priority Debt Parties.

SECTION 8.18. No Third Party Beneficiaries; Successors and Assigns. The Lien priorities set forth in this Agreement and the rights and benefits hereunder in respect of such Lien priorities shall inure solely to the benefit of the Senior Representatives, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Debt Parties, and their respective permitted successors and assigns, and no other person (including the Grantors, or any trustee, receiver, debtor in possession or bankruptcy estate in a bankruptcy or like proceeding) shall have or be entitled to assert such rights.

SECTION 8.19. Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Grantors shall include each Grantor as debtor and debtor-in-possession and any receiver or trustee for such Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

SECTION 8.20. Senior Collateral Agent. It is understood and agreed that the Senior Collateral Agent is entering into this Agreement in (a) its capacities as Administrative Agent and Collateral Agent under the Credit Agreement and the provisions of Article VIII of the Credit Agreement applicable to it as administrative agent and collateral agent thereunder shall also apply to it as Senior Collateral Agent hereunder and (b) its capacity as Collateral Agent under the First Lien Intercreditor Agreement (if applicable), and the provisions of Article IV of the First Lien Intercreditor Agreement applicable to it as collateral agent thereunder shall also apply to it as Senior Collateral Agent hereunder.

SECTION 8.21. Relative Rights. Notwithstanding anything in this Agreement to the contrary (except to the extent contemplated by Section 5.01(a), 5.01(d) or 5.03(b)), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the Credit Agreement, any other Senior Debt Document or any Second Priority Debt Documents, or permit Holdings or any Borrower or other Grantor to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the Credit Agreement or

34

any other Senior Debt Document or any Second Priority Debt Documents, (b) change the relative priorities of the Senior Obligations or the Liens granted under the Senior Collateral Documents on the Shared Collateral (or any other assets) as among the Senior Secured Parties, (c) otherwise change the relative rights of the Senior Secured Parties in respect of the Shared Collateral as among such Senior Secured Parties or (d) obligate Holdings or any Borrower or other Grantor to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the Credit Agreement or any other Senior Debt Document or any Second Priority Debt Document.

SECTION 8.22. Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

[Remainder of this page intentionally left blank]

35

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and Senior Collateral Agent,

by
Name:
Title:

by
Name:
Title:

CBRE SERVICES, INC.,

by
Name:
Title:

CBRE GROUP, INC.,

by
Name:
Title:

THE GRANTORS LISTED ON ANNEX I HERETO,

by
Name:
Title:

[ ], as Initial Additional Authorized Representative

by
Name:
Title:

36

ANNEX I

Grantors

[            ]

ANNEX II

SUPPLEMENT NO. [    ] dated as of             , to the SECOND LIEN INTERCREDITOR AGREEMENT dated as of [            ], 20[    ] (the “Second Lien Intercreditor Agreement”), among CBRE Services, Inc., a Delaware corporation (the “U.S. Borrower”), CBRE Group, Inc., a Delaware corporation (“Holdings”), certain subsidiaries of Holdings (each a “Grantor”), Credit Suisse AG, as Senior Collateral Agent for the Senior Secured Parties under the Senior Collateral Documents (in such capacity, the “Senior Collateral Agent”) and as Designated Senior Representative [            ], as Initial Second Priority Representative, and the additional Representatives from time to time a party thereto.

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Second Lien Intercreditor Agreement.

B. The Grantors have entered into the Second Lien Intercreditor Agreement. Pursuant to the Credit Agreement, certain Additional Senior Debt Documents and certain Second Priority Debt Documents, certain newly acquired or organized Subsidiaries are required to enter into the Second Lien Intercreditor Agreement. Section 8.07 of the Second Lien Intercreditor Agreement provides that such Subsidiaries may become party to the Second Lien Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement, the Second Priority Debt Documents and Additional Senior Debt Documents.

Accordingly, the Designated Senior Representative and the New Grantor agree as follows:

SECTION 1. In accordance with Section 8.07 of the Second Lien Intercreditor Agreement, the New Grantor by its signature below becomes a Grantor under the Second Lien Intercreditor Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the Second Lien Intercreditor Agreement applicable to it as a Grantor thereunder. Each reference to a “Grantor” in the Second Lien Intercreditor Agreement shall be deemed to include the New Grantor. The Second Lien Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to the Designated Senior Representative and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Designated Senior

Representative shall have received a counterpart of this Supplement that bears the signature of the New Grantor. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Second Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Second Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Second Lien Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the U.S. Borrower as specified in the Second Lien Intercreditor Agreement.

SECTION 8. The U.S. Borrower agrees to reimburse the Designated Senior Representative for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Representative.

2

IN WITNESS WHEREOF, the New Grantor, and the Designated Senior Representative have duly executed this Supplement to the Second Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR],

By
Name:
Title:

Acknowledged by:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Designated Senior Representative,

By

Name:

Title:

By

Name:

Title:

[ ], as Designated Second Priority Representative,

By

Name:

Title:

3

ANNEX III

[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [    ] dated as of [            ], 20[    ] to the SECOND LIEN INTERCREDITOR AGREEMENT dated as of [            ], 20[    ] (the “Second Lien Intercreditor Agreement”), among CBRE Services, Inc., a Delaware corporation (the “U.S. Borrower”), CBRE Group, Inc., a Delaware corporation (“Holdings”), certain subsidiaries of Holdings (each a “Grantor”), Credit Suisse AG, as Senior Collateral Agent for the Senior Secured Parties under the Senior Collateral Documents (in such capacity, the “Senior Collateral Agent”) and as Designated Senior Representative [            ], as Initial Second Priority Representative, and the additional Representatives from time to time a party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Second Lien Intercreditor Agreement.

B. As a condition to the ability of Holdings or any Borrower or other Subsidiary to incur Second Priority Debt and to secure such Second Priority Class Debt with the Second Priority Lien pursuant to the Second Priority Collateral Documents, the Second Priority Class Representative in respect of such Second Priority Class Debt is required to become a Representative under, and such Second Priority Class Debt and the Second Priority Class Debt Parties in respect thereof are required to become subject to and bound by, the Second Lien Intercreditor Agreement. Section 8.09 of the Second Lien Intercreditor Agreement provides that such Second Priority Class Debt Representative may become a Representative under, and such Second Priority Class Debt and such Second Priority Class Debt Parties may become subject to and bound by, the Second Lien Intercreditor Agreement, pursuant to the execution and delivery by the Second Priority Class Debt Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.09 of the Second Lien Intercreditor Agreement. The undersigned Second Priority Class Debt Representative (the “New Representative”) is executing this Supplement in accordance with the requirements of the Senior Debt Documents and the Second Priority Debt Documents.

Accordingly, the Designated Senior Representative and the New Representative agree as follows:

SECTION 1. In accordance with Section 8.09 of the Second Lien Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Second Priority Class Debt and Second Priority Class Debt Parties become subject to and bound by, the Second Lien Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Second Priority Class Debt Parties, hereby agrees to all the terms and provisions of the Second Lien Intercreditor Agreement applicable to it as a Second Priority Representative and to the Second Priority Class Debt Parties that it represents as Second Priority Debt Parties. Each reference to a “Representative” or “Second Priority

Representative” in the Second Lien Intercreditor Agreement shall be deemed to include the New Representative. The Second Lien Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Representative represents and warrants to the Designated Senior Representative and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Second Priority Debt Documents relating to such Second Priority Class Debt provide that, upon the New Representative’s entry into this Agreement, the Second Priority Class Debt Parties in respect of such Second Priority Class Debt will be subject to and bound by the provisions of the Second Lien Intercreditor Agreement as Second Priority Debt Parties.

SECTION 3. This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when the Designated Senior Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representative Supplement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Representative Supplement.

SECTION 4. Except as expressly supplemented hereby, the Second Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Second Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Second Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

2

SECTION 8. The U.S. Borrower agrees to reimburse the Designated Senior Representative for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Representative.

IN WITNESS WHEREOF, the New Representative and the Designated Senior Representative have duly executed this Representative Supplement to the Second Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as [ ] for the holders of [ ],

by
Name:
Title:

Address for notices:

attention of:

Telecopy:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Designated Senior Representative,

by

Name:
Title:

by

Name:
Title:

3

Acknowledged by:

CBRE SERVICES, INC.,

by
Name:
Title:

CBRE GROUP, INC.,

by
Name:
Title:

THE GRANTORS
LISTED ON SCHEDULE I HERETO,

by
Name:
Title:

4

Schedule I to the

Representative Supplement to the

Second Lien Intercreditor Agreement

Grantors

[            ]

ANNEX IV

[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [    ] dated as of [            ], 20[    ] to the SECOND LIEN INTERCREDITOR AGREEMENT dated as of [            ], 20[    ] (the “Second Lien Intercreditor Agreement”), among CBRE Services, Inc., a Delaware corporation (the “U.S. Borrower”), CBRE Group, Inc., a Delaware corporation (“Holdings”), certain subsidiaries of Holdings (each a “Grantor”), Credit Suisse AG, as Senior Collateral Agent for the Senior Secured Parties under the Senior Collateral Documents (in such capacity, the “Senior Collateral Agent”) and as Designated Senior Representative, [            ], as Initial Second Priority Representative, and the additional Representatives from time to time a party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Second Lien Intercreditor Agreement.

B. As a condition to the ability of Holdings or any Borrower or other Subsidiary to incur Senior Class Debt after the date of the Second Lien Intercreditor Agreement and to secure such Senior Class Debt with the Senior Lien pursuant to the Senior Collateral Documents, the Senior Class Debt Representative in respect of such Senior Class Debt is required to become a Representative under, and such Senior Class Debt and the Senior Class Debt Parties in respect thereof are required to become subject to and bound by, the Second Lien Intercreditor Agreement. Section 8.09 of the Second Lien Intercreditor Agreement provides that such Senior Class Debt Representative may become a Representative under, and such Senior Class Debt and such Senior Class Debt Parties may become subject to and bound by, the Second Lien Intercreditor Agreement, pursuant to the execution and delivery by the Senior Class Debt Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.09 of the Second Lien Intercreditor Agreement. The undersigned Senior Class Debt Representative (the “New Representative”) is executing this Supplement in accordance with the requirements of the Senior Debt Documents and the Second Priority Debt Documents.

Accordingly, the Designated Senior Representative and the New Representative agree as follows:

SECTION 1. In accordance with Section 8.09 of the Second Lien Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Senior Class Debt and Senior Class Debt Parties become subject to and bound by, the Second Lien Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Senior Class Debt Parties, hereby agrees to all the terms and provisions of the Second Lien Intercreditor Agreement applicable to it as a Senior Representative and to the Senior Class Debt Parties that it represents as Senior Debt Parties. Each reference to a “Representative” or “Senior Representative” in the Second Lien Intercreditor Agreement shall be deemed to include the New Representative. The Second Lien Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Representative represents and warrants to the Designated Senior Representative and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Senior Debt Documents relating to such Senior Class Debt provide that, upon the New Representative’s entry into this Agreement, the Senior Class Debt Parties in respect of such Senior Class Debt will be subject to and bound by the provisions of the Second Lien Intercreditor Agreement as Senior Secured Parties.

SECTION 3. This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when the Designated Senior Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representative Supplement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Representative Supplement.

SECTION 4. Except as expressly supplemented hereby, the Second Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Second Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Second Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

2

SECTION 8. The U.S. Borrower agrees to reimburse the Designated Senior Representative for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Representative.

IN WITNESS WHEREOF, the New Representative and the Designated Senior Representative have duly executed this Representative Supplement to the Second Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as [ ] for the holders of [ ],

by
Name:
Title:

Address for notices:

attention of:

Telecopy:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Designated Senior Representative,

by

Name:
Title:

by

Name:
Title:

3

Acknowledged by:

CBRE SERVICES, INC.

by
Name:
Title:

CBRE GROUP, INC.

by
Name:
Title:

THE GRANTORS
LISTED ON SCHEDULE I HERETO,

by
Name:
Title:

4

Schedule I to the

Representative Supplement to the

Second Lien Intercreditor Agreement

Grantors

[            ]

EXHIBIT I-1

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Amended and Restated Credit Agreement dated as of March 28, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CBRE Services, Inc., a Delaware corporation (the “U.S. Borrower”), CBRE Limited, a limited company organized under the laws of England and Wales, CBRE Limited, a corporation organized under the laws of the province of New Brunswick, CBRE Pty Limited, a company organized under the laws of Australia and registered in New South Wales, CBRE Limited, a company organized under the laws of New Zealand, CBRE Group, Inc., a Delaware corporation, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent for the Lenders.

Pursuant to the provisions of Section 2.20 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the U.S. Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the U.S. Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the U.S. Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the U.S. Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the U.S. Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]
By:
Name:
Title:
Date: , 20[ ]

EXHIBIT I-2

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Amended and Restated Credit Agreement dated as of March 28, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CBRE Services, Inc., a Delaware corporation (the “U.S. Borrower”), CBRE Limited, a limited company organized under the laws of England and Wales, CBRE Limited, a corporation organized under the laws of the province of New Brunswick, CBRE Pty Limited, a company organized under the laws of Australia and registered in New South Wales, CBRE Limited, a company organized under the laws of New Zealand, CBRE Group, Inc., a Delaware corporation, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, as administrative agent and collateral agent for the Lenders.

Pursuant to the provisions of Section 2.20 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the U.S. Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the U.S. Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]
By:
Name:
Title:
Date: , 20[ ]

EXHIBIT I-3

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Amended and Restated Credit Agreement dated as of March 28, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CBRE Services, Inc., a Delaware corporation (the “U.S. Borrower”), CBRE Limited, a limited company organized under the laws of England and Wales, CBRE Limited, a corporation organized under the laws of the province of New Brunswick, CBRE Pty Limited, a company organized under the laws of Australia and registered in New South Wales, CBRE Limited, a company organized under the laws of New Zealand, CBRE Group, Inc., a Delaware corporation, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, as administrative agent and collateral agent for the Lenders.

Pursuant to the provisions of Section 2.20 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the U.S. Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the U.S. Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]
By:
Name:
Title:
Date: , 20[ ]

EXHIBIT I-4

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Amended and Restated Credit Agreement dated as of March 28, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CBRE Services, Inc., a Delaware corporation (the “U.S. Borrower”), CBRE Limited, a limited company organized under the laws of England and Wales, CBRE Limited, a corporation organized under the laws of the province of New Brunswick, CBRE Pty Limited, a company organized under the laws of Australia and registered in New South Wales, CBRE Limited, a company organized under the laws of New Zealand, CBRE Group, Inc., a Delaware corporation, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent for the Lenders.

Pursuant to the provisions of Section 2.20 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the U.S. Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the U.S. Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the U.S. Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the U.S. Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the U.S. Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

EXHIBIT I-4

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date: , 20[ ]

Schedule 1.01(a) – Subsidiary Guarantors

•	CBRE, Inc.

•	CB HoldCo, Inc.

•	CBRE Global Investors, Inc.

•	CBRE Global Investors, LLC

•	CB/TCC Holdings LLC

•	CB/TCC Global Holdings Limited

•	CB/TCC, LLC

•	CBRE-Profi Acquisition Corp.

•	CBRE Loan Services, Inc.

•	CBRE Capital Markets of Texas, LP

•	CBRE Capital Markets, Inc.

•	CBRE Clarion CRA Holdings, Inc.

•	CBRE Clarion REI Holding, Inc.

•	CBRE Consulting, Inc.

•	CBRE Government Services, LLC

•	CBRE Partner, Inc.

•	CBRE Technical Services, LLC

•	CBRE/LJM Mortgage Company L.L.C.

•	CBRE/LJM – Nevada, Inc.

•	Insignia/ESG Capital Corporation

•	The Polacheck Company, Inc.

•	Trammell Crow Development & Investment, Inc.

•	Trammell Crow Company, LLC

Guarantors for non-U.S. debt only

•	CBRE Limited (a corporation organized under the laws of England and Wales)

•	CBRE Limited (a corporation organized under the laws of the province of New Brunswick)

•	CBRE Limited Partnership

•	CBRE Global Holdings, S.A.R.L.

•	Relam Amsterdam Holdings B.V.

Schedule 1.01(b) – Additional Cost

1.

The Additional Cost is an addition to the interest rate to compensate Lenders for the cost of compliance with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank.

2.

On the first day of each Interest Period (or as soon as possible thereafter) the Administrative Agent shall calculate, as a percentage rate, a rate (the “Additional Cost Rate”) for each Lender, in accordance with the paragraphs set out below. The Additional Cost will be calculated by the Administrative Agent as a weighted average of the Lenders’ Additional Cost Rates (weighted in proportion to the percentage participation of each Lender in the relevant Loan) and will be expressed as a percentage rate per annum.

3.

The Additional Cost Rate for any Lender lending from a facility office in a Participating Member State will be the percentage notified by that Lender to the Administrative Agent. This percentage will be certified by that Lender in its notice to the Administrative Agent to be its reasonable determination of the cost (expressed as a percentage of that Lender’s participation in all Loans made from that facility office) of complying with the minimum reserve requirements of the European Central Bank in respect of loans made from that facility office.

4.	The Additional Cost Rate for any Lender lending from a facility office in the United Kingdom will be calculated by the Administrative Agent as follows:

(a)	in relation to a Loan denominated in Pounds:

AB + C(B – D) + E x 0.01	per cent. per annum
100 – (A+C)

(b)	in relation to a Loan denominated in any currency other than Pounds:

E x 0.01	per cent. per annum
300

Where:

A

is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Lender is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

B

is the percentage rate of interest (excluding the Applicable Percentage and the Additional Cost and, in the case of a defaulted amount, the additional rate of interest specified in Section 2.07 payable for the relevant Interest Period on the Loan.

C	is the percentage (if any) of Eligible Liabilities which that Lender is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

D	is the percentage rate per annum payable by the Bank of England to the Administrative Agent on interest bearing Special Deposits.

E

is designed to compensate Lenders for amounts payable under the Fees Rules and is calculated by the Administrative Agent as being the average of the most recent rates of charge supplied by the Reference Banks to the Administrative Agent pursuant to paragraph 7 below and expressed in Pounds per £1,000,000.

5.	For the purposes of this Schedule:

(a)	“Eligible Liabilities” and “Special Deposits” have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

(b)

“Fees Rules” means the rules on periodic fees contained in the Financial Services Authority Supervision Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

(c)

“Fee Tariffs” means the fee tariffs specified in the Fees Rules under the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Rules but taking into account any applicable discount rate);

(d)

“Participating Member State” means any member state of the European Communities that adopts or has adopted the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

(e)	“Reference Banks” means, in relation to LIBOR and Additional Cost the principal London office of Credit Suisse AG or such other banks as may be appointed by the Administrative Agent; and

(f)	“Tariff Base” has the meaning given to it in, and will be calculated in accordance with, the Fees Rules.

6.

In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e., 5 per cent. will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.

7.

If requested by the Administrative Agent, each Reference Bank shall, as soon as practicable after publication by the Financial Services Authority, supply to the Administrative Agent, the rate of charge payable by that Reference Bank to the Financial Services Authority pursuant to the Fees Rules in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by that Reference Bank as being the average of the Fee Tariffs applicable to that Reference Bank for that financial year) and expressed in Pounds per £1,000,000 of the Tariff Base of that Reference Bank.

8.

Each Lender shall supply any information required by the Administrative Agent for the purpose of calculating its Additional Cost Rate. In particular, but without limitation, each Lender shall supply the following information on or prior to the date on which it becomes a Lender:

(a)	the jurisdiction of its facility office; and

(b)	any other information that the Administrative Agent may reasonably require for such purpose.

Each Lender shall promptly notify the Administrative Agent of any change to the information provided by it pursuant to this paragraph.

9.

The percentages of each Lender for the purpose of A and C above and the rates of charge of each Reference Bank for the purpose of E above shall be determined by the Administrative Agent based upon the information supplied to it pursuant to paragraphs 7 and 8 above and on the assumption that, unless a Lender notifies the Administrative Agent to the contrary, each Lender’s obligations in relation to cash ratio deposits and Special Deposits are the same as those of a typical bank from its jurisdiction of incorporation with a facility office in the same jurisdiction as its facility office.

10.

The Administrative Agent shall have no liability to any person if such determination results in an Additional Cost Rate which over or under compensates any Lender and shall be entitled to assume that the information provided by any Lender or Reference Bank pursuant to paragraphs 3, 7 and 8 above is true and correct in all respects.

11.

The Administrative Agent shall distribute the additional amounts received as a result of the Additional Cost to the Lenders on the basis of the Additional Cost Rate for each Lender based on the information provided by each Lender and each Reference Bank pursuant to paragraphs 3, 7 and 8 above.

12.

Any determination by the Administrative Agent pursuant to this Schedule in relation to a formula, the Additional Cost, an Additional Cost Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all Loan Parties.

13.

The Administrative Agent may from time to time, after consultation with Holdings and the Lenders, determine and notify to all Loan Parties any amendments which are required to be made to this Schedule 1.01(b) in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all Loan Parties.

Schedule 1.01(c) – Approved Take Out Parties

•	Industrial Developments International, Inc. and the Special Situation Property Fund of JP Morgan Chase Bank, N.A.

•	MSREF Fund V

Schedule 1.01(d) – Existing Letter of Credit

Letter of Credit #	Beneficiary	Amount
TS-07004672	LNR Partners		$5,250,000.00

TS-07004692	Zurich American Insurance Company		$3,181,000.00

TS-07005368	200 Park LP		$1,998,100.00

TS-07004899	Ontario Infrastructure and Lands Corporation	CAD	2,500,000.00

TS-07005614	Her Majesty the Queen in Right of Ontario as Represented by the Minister of Environment	CAD	200,206.00

TS-07006271	TD Bank, N.A.		$3,750,000.00

TS-07006393	Internet Corporation for Assigned Name		$26,000.00

Schedule 2.01 – Lenders

DOMESTIC REVOLVING LOANS

LENDER	COMMITMENT
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$70,014,705.88

BANK OF AMERICA, N.A.	$70,014,705.88

HSBC BANK USA, NATIONAL ASSOCIATION	$70,014,705.88

JPMORGAN CHASE BANK, N.A.	$70,014,705.88

THE BANK OF NOVA SCOTIA	$76,764,705.88

WELLS FARGO BANK, N.A	$76,764,705.88

BARCLAYS BANK PLC	$74,117,647.06

ROYAL BANK OF SCOTLAND PLC	$63,529,411.76

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED	$26,470,588.24

BANK OF EAST ASIA, LIMITED, LOS ANGELES BRANCH	$14,117,647.06

BANK OF HAWAII	$10,588,235.29

COMPASS BANK	$26,470,588.24

THE BANK OF NEW YORK MELLON	$39,705,882.35

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH	$7,058,823.53

COMERICA BANK	$23,294,117.65

E. SUN BANK, LTD., LOS ANGELES BRANCH	$7,058,823.53

FAR EAST NATIONAL BANK	$5,294,117.65

FIRST COMMERCIAL BANK, NEW YORK BRANCH	$14,117,647.06

FIRST TENNESSEE BANK	$17,647,058.82

HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY	$10,588,235.29

KEYBANK NATIONAL ASSOCIATION	$17,647,058.82

MIZUHO CORPORATE BANK, LTD.	$15,882,352.94

RAYMOND JAMES BANK, N.A.	$28,235,294.12

SIEMENS FINANCIAL SERVICES, INC.	$15,882,352.94

UNION BANK, N.A.	$48,705,882.35

TOTAL:	$900,000,000.00

MULTICURRENCY REVOLVING LOANS

LENDER	COMMITMENT
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$20,580,882.35

BANK OF AMERICA, N.A., CANADA BRANCH	$20,580,882.35

HSBC BANK USA, NATIONAL ASSOCIATION	$20,580,882.35

JPMORGAN CHASE BANK, N.A.	$20,580,882.35

SCOTIABANC INC	$12,794,117.65

WELLS FARGO BANK, N.A.	$12,794,117.65

BARCLAYS BANK PLC	$12,352,941.18

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED	$4,411,764.71

COMPASS BANK	$4,411,764.71

THE BANK OF NEW YORK MELLON	$6,617,647.06

FAR EAST NATIONAL BANK	$882,352.94

MIZUHO CORPORATE BANK, LTD.	$2,647,058.82

SIEMENS FINANCIAL SERVICES, INC.	$2,647,058.82

UNION BANK, N.A.	$8,117,647.06

TOTAL:	$150,000,000.00

UK REVOLVING LOANS

LENDER	COMMITMENT
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$11,757,352.94

BANK OF AMERICA, N.A.	$11,757,352.94

HSBC BANK USA, NATIONAL ASSOCIATION	$11,757,352.94

JPMORGAN CHASE BANK, N.A.	$11,757,352.94

SCOTIABANK EUROPE PLC	$12,794,117.65

WELLS FARGO BANK, N.A.	$12,794,117.65

BARCLAYS BANK PLC	$12,352,941.18

ROYAL BANK OF SCOTLAND PLC	$35,294,117.65

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED	$4,411,764.71

COMPASS BANK	$4,411,764.71

THE BANK OF NEW YORK MELLON	$6,617,647.06

FAR EAST NATIONAL BANK	$882,352.94

MIZUHO CORPORATE BANK, LTD.	$2,647,058.82

SIEMENS FINANCIAL SERVICES, INC.	$2,647,058.82

UNION BANK, N.A.	$8,117,647.06

TOTAL:	$150,000,000.00

TRANCHE A LOANS

LENDER	LOAN
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$42,647,058.82

BANK OF AMERICA, N.A.	$42,647,058.82

HSBC BANK USA, NATIONAL ASSOCIATION	$42,647,058.82

JPMORGAN CHASE BANK, N.A.	$42,647,058.82

THE BANK OF NOVA SCOTIA	$42,647,058.82

WELLS FARGO BANK, N.A.	$42,647,058.82

BARCLAYS BANK PLC	$41,176,470.59

ROYAL BANK OF SCOTLAND PLC	$41,176,470.59

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED	$14,705,882.35

BANK OF EAST ASIA, LIMITED, LOS ANGELES BRANCH	$5,882,352.94

BANK OF HAWAII	$4,411,764.71

COMPASS BANK	$14,705,882.35

THE BANK OF NEW YORK MELLON	$22,058,823.53

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH	$2,941,176.47

COMERICA BANK	$9,705,882.35

E. SUN BANK, LTD., LOS ANGELES BRANCH	$2,941,176.47

FAR EAST NATIONAL BANK	$2,941,176.47

FIRST COMMERCIAL BANK, NEW YORK BRANCH	$5,882,352.94

FIRST TENNESSEE BANK	$7,352,941.18

HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY	$4,411,764.71

KEYBANK NATIONAL ASSOCIATION	$7,352,941.18

MIZUHO CORPORATE BANK, LTD.	$8,823,529.41

RAYMOND JAMES BANK, N.A.	$11,764,705.88

SIEMENS FINANCIAL SERVICES, INC.	$8,823,529.41

UNION BANK, N.A.	$27,058,823.53

TOTAL:	$500,000,000.00

TRANCHE B LOANS

LENDER	LOAN
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$215,000,000.00

TOTAL:	$215,000,000.00

Schedule 3.08 – Subsidiaries

(See attached)

Schedule 3.08 – Subsidiaries – All Others

Region	State/Country of Incorporation	Name of Subsidiary	Ownership Percentage of Borrower/Other Subsidiaries	Shareholder(s) / Member(s)	Immaterial Subsidiary	Investment Subsidiary
Americas - US	Delaware	CBRE Group, Inc.	NYSE: CBG

Americas - US	Delaware	CBRE Services, Inc.	100.00%	CBRE Group, Inc. (DE)

Americas - US	Delaware	CB/TCC, LLC	85.26%	CBRE Services, Inc. (DE)

Americas - US	Delaware	CB/TCC, LLC	14.74%	CB/TCC Global Holdings Limited (United Kingdom)

Americas - US	Delaware	CB HoldCo, Inc.	100.00%	CB/TCC, LLC (DE) owns 87.17% of total issued representing 100% of Voting Common Stock. CB/TCC, LLC (DE) owns 1.19% and CBRE, Inc. owns 11.64% Non Voting Shares

Americas - US	Delaware	CBRE, Inc.	100.00%	CB HoldCo, Inc. (DE)

Americas - US	Delaware	Alliance 2000, LLC	50.00%	CBRE, Inc. (DE)

Americas - US	California	Bonutto-Hofer Investments	100.00%	Koll Partnerships I, Inc. (DE)	x

Americas - US	Delaware	CB Richard Ellis - Charlotte, LLC	100.00%	CBRE, Inc. (DE)	x

Americas - US	Delaware	CB Richard Ellis - N.E. Partners, L.P.	50.00%	CBRE, Inc. (DE) (Joint Venture)

Americas - US	Delaware	CB Richard Ellis - Raleigh, LLC	50.00%	CBRE, Inc. (DE) (Joint Venture)

Americas - US	Delaware	CB Richard Ellis / Pittsburgh, LP	99.99%	CBRE, Inc. (DE) (General Partner)	x

Americas - US	Delaware	CB Richard Ellis / Pittsburgh, LP	0.01%	The Polacheck Company, Inc. (CA) (Limited Partner)	x

Americas - US	Texas	CB Richard Ellis Brokerage Services, Inc.	100.00%	CBRE, Inc. (DE)	x

Americas - US	Delaware	CB Richard Ellis Commercial Limited LLC	100.00%	CBRE, Inc. (DE)	x

Americas - US	Delaware	CB Richard Ellis Specialty Realty, Inc.	100.00%	CB HoldCo, Inc. (DE)	x

Americas - US	Delaware	CB Richard Ellis Sports, LLC	83.33%	CB Richard Ellis / Pittsburgh, L.P. (DE)

Americas - US	Delaware	CB Richard Ellis St. Louis Services, LLC	100.00%	CB Richard Ellis St. Louis, LLC (DE)	x

Americas - US	Delaware	CB Richard Ellis St. Louis, LLC	60.61%	CBRE, Inc. (DE)	x

Americas - US	Delaware	CB Richard Ellis St. Louis, LLC	39.39%	Trammell Crow Company, LLC (DE)	x

Americas - US	Delaware	CB Richard Ellis Tucson, LLC	100.00%	CBRE, Inc. (DE)	x

Americas - US	Delaware	CB/TCC Holdings LLC	100.00%	CBRE Services, Inc. (DE)

Americas - US	Delaware	CBRE Capital Advisors, Inc.	100.00%	CBRE, Inc. (DE)

Americas - US	Texas	CBRE Capital Markets of Texas, LP	1.00%	CBRE/LJM Mortgage Company, L.L.C. (DE) (General Partner)

Americas - US	Delaware	CBRE Capital Markets of Texas, LP	99.00%	CBRE/LJM - Nevada, Inc. (NV) (Limited Partner)

Americas - US	Texas	CBRE Capital Markets, Inc.	100.00%	CBRE, Inc. (DE)

Americas - US	Delaware	CBRE Clarion CRA Holdings, Inc.	100.00%	CBRE Clarion REI Holding, Inc. (DE)

Americas - US	Delaware	CBRE Clarion REI Holding, Inc.	100.00%	CBRE, Inc. (DE)

Americas - US	California	CBRE Consulting, Inc.	100.00%	CBRE, Inc. (DE)

Americas - US	California	CBRE Disaster Relief Foundation (2)	Non-Profit	Not Applicable

Americas - US	Delaware	CBRE Finance Company	100.00%	CBRE, Inc. (DE)	x

Americas - US	California	CBRE Foundation, Inc.	Non-Profit	Not Applicable

Americas - US	Delaware	CBRE Funding LLC	100.00%	CBRE, Inc. (DE)	x

Americas - US	California	CBRE Global Investors, Inc.(1)	100.00%	CBRE, Inc. (DE)		x

Americas - US	Delaware	CBRE Global Investors, LLC(1)	100.00%	CBRE, Inc. (DE)		x

Americas - US	Delaware	CBRE Government Services, LLC	100.00%	CBRE, Inc. (DE)	x

Americas - US	Hawaii	CBRE Hawaii, Inc.	100.00%	CBRE, Inc. (DE)	x

Americas - US	Delaware	CBRE HMF, Inc. (3)	100.00%	CBRE Capital Markets, Inc. (TX)

Americas - US	Delaware	CBRE Loan Services, Inc. (3)	100.00%	CBRE Capital Markets, Inc. (TX)

Americas - US	Delaware	CBRE Multifamily Capital, Inc. (3)	100.00%	CBRE Capital Markets, Inc. (TX)

Americas - US	Delaware	CBRE Partner, Inc.	100.00%	CBRE Services, Inc. (DE)

Americas - US	Delaware	CBRE Real Estate Investment Holding, LLC	100.00%	CBRE, Inc. (DE)	x

Americas - US	Delaware	CBRE Realty Finance Management, LLC (3)	50.00%	CBRE Capital Markets, Inc. (TX)

Americas - US	Delaware	CBRE Realty Finance Management, LLC (3)	33.00%	LJMCO Management Dedicated Team Pool, LLC (DE)

Americas - US	Delaware	CBRE Realty Finance Management, LLC (3)	17.00%	LJMCO Executive Team Pool, LLC (DE)

Americas - US	Delaware	CBRE Redmond Woods Washington, Inc.	100.00%	CBRE, Inc. (DE)	x

Americas - US	Delaware	CBRE Security Services, Inc.	100.00%	CBRE, Inc. (DE)	x

Americas - US	Delaware	CBRE Stewardship U.S.A., LLC	100.00%	CBRE Services, Inc. (DE)	x

Americas - US	Delaware	CBRE Technical Services, LLC	100.00%	CBRE, Inc. (DE)

Americas - US	Arizona	CBRE Tucson Management Services, L.L.C.	50.00%	CB Richard Ellis Tucson, LLC (DE) (Joint Venture)

Americas - US	Nevada	CBRE/LJM - Nevada, Inc.	100.00%	CBRE Capital Markets, Inc. (TX)

Americas - US	Delaware	CBRE/LJM Mortgage Company, L.L.C.	100.00%	CBRE/LJM - Nevada, Inc. (NV)	x

Americas - US	Delaware	CBRE-Profi Acquisition Corp.	100.00%	CBRE, Inc. (DE)

Americas - US	Delaware	GEMSA Loan Services, L.P.	0.01%	LJMGP, LLC (DE) (General Partner)

Americas - US	Delaware	GEMSA Loan Services, L.P.	49.99%	CBRE Capital Markets of Texas, LP (TX) (Limited Partner)

Americas - US	Delaware	I/ESG Octane Holdings, L.L.C.	100.00%	CBRE, Inc. (DE)	x

Americas - US	Delaware	IIII-BB Holdings, LLC	100.00%	CBRE, Inc. (DE)	x

Americas - US	Delaware	IIII-BSI Holdings, LLC	100.00%	CBRE, Inc. (DE)	x

Americas - US	Delaware	IIII-SSI Holdings, LLC	100.00%	CBRE, Inc. (DE)	x

Americas - US	Delaware	Insignia Acquisition Corporation	100.00%	CBRE, Inc. (DE)	x

Americas - US	Delaware	Insignia ML Properties, LLC	100.00%	CBRE, Inc. (DE)	x

Americas - US	Delaware	Insignia/ESG Capital Corporation	100.00%	CBRE, Inc. (DE)

Americas - US	California	KB Investors I	50.10%	Koll Investment Management, Inc. (CA)

Americas - US	California	KB Investors II	50.10%	Koll Investment Management, Inc. (CA)

Americas - US	Delaware	Koll Capital Markets Group, Inc.	100.00%	CBRE, Inc. (DE)	x

Americas - US	Washington	Koll Capital Markets Subtier, LP	70.00%	Koll Capital Markets Group, Inc. (DE)

Americas - US	California	Koll Investment Management, Inc.	100.00%	CBRE, Inc. (DE)	x

Americas - US	Delaware	Koll Partnerships I, Inc.	100.00%	CBRE, Inc. (DE)	x

Americas - US	Delaware	Koll Partnerships II, Inc.	100.00%	CBRE, Inc. (DE)	x

Americas - US	Delaware	LJMCO Executive Team Pool, LLC	Controlling	CBRE Capital Markets, Inc. (TX) (Managing Member)	x

Americas - US	Delaware	LJMCO Management Dedicated Team Pool, LLC	Controlling	CBRE Capital Markets, Inc. (TX) (Managing Member)	x

Americas - US	Delaware	LJMGP, LLC	100.00%	CBRE Capital Markets, Inc. (TX)	x

Americas - US	Wisconsin	PAC, Inc.	100.00%	The Polacheck Company, Inc. (WI)	x

Americas - US	Wisconsin	Polacheck Property Management Corp.	100.00%	CBRE, Inc. (DE)	x

Americas - US	Delaware	TC Contractors DC, Inc.	100.00%	CB HoldCo, Inc. (DE)	x

Americas - US	Delaware	TC Contractors, Inc.	100.00%	CB HoldCo, Inc. (DE)	x

Americas - US	Delaware	TC IL Contractors, Inc.	100.00%	CB HoldCo, Inc. (DE)	x

Americas - US	Delaware	TC Servicenet, Inc.	100.00%	CB HoldCo, Inc. (DE)	x

Americas - US	Delaware	TC Services Florida, Inc.	100.00%	CB HoldCo, Inc. (DE)	x

Americas - US	Texas	TCC General Agency, Inc.	100.00%	TCC Risk Services, Inc. (DE)	x

Americas - US	Delaware	TCC Risk Services, Inc.	100.00%	CB HoldCo, Inc. (DE)	x

Americas - US	Delaware	TCS Ohio Brokerage, Inc.	100.00%	CBRE, Inc. (DE)	x

Americas - US	Wisconsin	The Polacheck Company, Inc.	100.00%	CBRE, Inc. (DE)

Americas - US	Delaware	Trammell Crow Asset Management, Inc.	100.00%	CB HoldCo, Inc. (DE)	x

Americas - US	Delaware	Trammell Crow Company - Chile, Inc.	100.00%	CB HoldCo, Inc. (DE)	x

Americas - US	Delaware	Trammell Crow Company - South American Holdings, Inc.	100.00%	CB HoldCo, Inc. (DE)	x

Americas - US	Delaware	Trammell Crow Company, LLC	100.00%	CBRE, Inc. (DE)

Americas - US	Delaware	Trammell Crow Medical Services, Inc.	100.00%	CB HoldCo, Inc. (DE)	x

Americas - US	Delaware	Trammell Crow Mexico, Inc.	100.00%	Trammell Crow Asset Management, Inc. (DE)	x

Americas - US	Delaware	Trammell Crow Minnesota Servics, Inc.	100.00%	CB HoldCo, Inc. (DE)	x

Americas - CAN	Canada	CBRE Limited	100.00%	Relam Amsterdam Holdings BV (Netherlands)

Americas - CAN	Canada	Realnet Canada Inc.	50.00%	CBRE Limited (Canada)

Americas - CAN	Canada	Richard Ellis (B.C.) Inc.	100.00%	Richard Ellis (Canada) Inc. (Canada)

Americas - CAN	Canada	Richard Ellis (Canada) Inc.	100.00%	Relam Amsterdam Holdings BV (Netherlands)

Americas - CAN	Canada	Richard Ellis Securities (Canada) Inc.	100.00%	Richard Ellis (Canada) Inc. (Canada)

Americas - LAC	Argentina	CBRE Argentina S.A.	90.00%	Relam Amsterdam Holdings BV (Netherlands)

Americas - LAC	Argentina	CBRE Argentina S.A.	10.00%	CBRE Global Solutions, Inc. (Cayman Islands)

Americas - LAC	Brazil	CBRE Servicos do Brasil Ltda.	99.99%	Relam Amsterdam Holdings BV (Netherlands)

Americas - LAC	Brazil	CBRE Servicos do Brasil Ltda.	0.01%	CBRE, Inc. (DE)

Americas - LAC	Brazil	CBRE Consultoria do Brasil Ltda.	99.97%	Relam Amsterdam Holdings BV (Netherlands)

Americas - LAC	Brazil	CBRE Consultoria do Brasil Ltda.	0.03%	CBRE, Inc. (DE)

Americas - LAC	Brazil	Trammell Crow do Brasil Ltda.	99.99%	CBRE Latin America, Inc. (Cayman Islands)

Americas - LAC	Brazil	Trammell Crow do Brasil Ltda.	0.01%	CBRE Global Solutions, Inc. (Cayman Islands)

Americas - LAC	Cayman Islands	Catmontu Insurance Company Ltd.	20.00%	CB HoldCo, Inc. (DE)

Americas - LAC	Cayman Islands	CBRE (Cayman Islands) Limited	49.00%	CBRE Global Solutions, Inc. (Cayman Islands)

Americas - LAC	Cayman Islands	CBRE (Cayman Islands) Limited	51.00%	Trammell Crow Company Limited (United Kingdom)

Americas - LAC	Cayman Islands	CBRE Finance Limited	100.00%	CBRE Limited Partnership (Jersey)

Americas - LAC	Cayman Islands	CBRE Global Solutions, Inc.	100.00%	Relam Amsterdam Holdings BV (Netherlands)

Americas - LAC	Cayman Islands	CBRE Latin America, Inc.	100.00%	CBRE Global Solutions, Inc. (Cayman Islands)

Americas - LAC	Cayman Islands	Raven Insurance Company, Ltd.	100.00%	CB HoldCo, Inc. (DE)

Americas - LAC	Chile	CBRE Chile S.A.	99.97%	Trammell Crow Company - Chile, Inc. (DE)

Americas - LAC	Chile	CBRE Chile S.A.	0.03%	Trammell Crow Company - South American Holdings, Inc. (DE)

Americas - LAC	Chile	CBRE Ltda	99.90%	CBRE Chile S.A. (Chile)

Americas - LAC	Chile	CBRE Ltda	0.10%	Trammell Crow Company - South American Holdings, Inc. (DE)

Americas - LAC	Colombia	CB Richard Ellis S.A.	92.00%	CBRE Latin America, Inc. (Cayman Islands)

Americas - LAC	Colombia	CB Richard Ellis S.A.	2.00%	Trammell Crow Asset Management, Inc. (DE)

Americas - LAC	Colombia	CB Richard Ellis S.A.	2.00%	CBRE Global Solutions, Inc. (Cayman Islands)

Americas - LAC	Colombia	CB Richard Ellis S.A.	4.00%	Trammell Crow Company, LLC (DE)

Americas - LAC	Costa Rica	CB Richard Ellis Sociedad Anomina	99.00%	Relam Amsterdam Holdings BV (Netherlands)

Americas - LAC	Costa Rica	CB Richard Ellis Sociedad Anomina	1.00%	CBRE, Inc. (DE)

Americas - LAC	Dominican Republic	CB Richard Ellis S.A.	94.00%	Relam Amsterdam Holdings BV (Netherlands)

Americas - LAC	Dominican Republic	CB Richard Ellis S.A.	1.00%	CBRE/LJM Mortgage Company, L.L.C. (DE)

Americas - LAC	Dominican Republic	CB Richard Ellis S.A.	4.00%	CBRE, Inc. (DE)

Americas - LAC	Dominican Republic	CB Richard Ellis S.A.	1.00%	CBRE Global Investors, LLC (DE)

Americas - LAC	Honduras	Trammell Crow Company Honduras S.A.	99.60%	CBRE Latin America, Inc. (Cayman Islands)

Americas - LAC	Honduras	Trammell Crow Company Honduras S.A.	0.40%	CBRE Global Solutions, Inc. (Cayman Islands)

Americas - LAC	Mexico	CBRE GCS S. de R.L. de C.V.	99.67%	Trammell Crow Company, LLC (DE)

Americas - LAC	Mexico	CBRE GCS S. de R.L. de C.V.	0.33%	Trammell Crow Company - South American Holdings, Inc. (DE)

Americas - LAC	Mexico	CBRE Inmobilario, S. de R.L. de C.V.	99.97%	CBRE, Inc. (DE)

Americas - LAC	Mexico	CBRE Inmobilario, S. de R.L. de C.V.	0.03%	CB HoldCo, Inc. (DE)

Americas - LAC	Mexico	CBRE S.A. de C.V.	94.230%	Relam Amsterdam Holdings BV (Netherlands)

Americas - LAC	Mexico	CBRE S.A. de C.V.	5.770%	CBRE, Inc. (DE)

Americas - LAC	Mexico	CBRE Services Mexico S. de R.L. de C.V.	99.67%	CBRE GCS S. de R.L. de C.V. (Mexico)

Americas - LAC	Mexico	CBRE Services Mexico S. de R.L. de C.V.	0.33%	Trammell Crow Company, LLC (DE)

Americas - LAC	Mexico	CBRE Servicios S.A. de C.V.	0.002%	Relam Amsterdam Holdings BV (Netherlands)

Americas - LAC	Mexico	CBRE Servicios S.A. de C.V.	99.998%	CBRE, Inc. (DE)

Americas - LAC	Peru	CBRE Services S.A.	99.900%	Relam Amsterdam Holdings BV (Netherlands)

Americas - LAC	Peru	CBRE Services S.A.	0.100%	CBRE, Inc. (DE)

Americas - LAC	Puerto Rico	CBRE GCS, Inc.	100.00%	CBRE Latin America, Inc. (Cayman Islands)

Americas - LAC	Venezuela	CBRE Services, C.A.	99.90%	Relam Amsterdam Holdings BV (Netherlands)

Americas - LAC	Venezuela	CBRE Services, C.A.	0.10%	CBRE, Inc. (DE)

Asia Pacific	Australia	CBRE (A) Pty Ltd	100.00%	CBRE Pty Ltd (Australia)

Asia Pacific	Australia	CBRE (C) Pty Ltd	100.00%	CBRE Pty Ltd (Australia)

Asia Pacific	Australia	CBRE (FM) Pty Ltd	100.00%	CBRE Pty Ltd (Australia)

Asia Pacific	Australia	CBRE (GCS) Pty Ltd	100.00%	CBRE Pty Ltd (Australia)

Asia Pacific	Australia	CBRE (P) Pty Ltd	100.00%	CB Richard Ellis (P) Holdings Pty Ltd (Australia)

Asia Pacific	Australia	CBRE (RP) Pty Ltd	55.00%	CBRE Pty Ltd (Australia)

Asia Pacific	Australia	CBRE (V) Pty Ltd	100.00%	CBRE Pty Ltd (Australia)

Asia Pacific	Australia	CBRE (Western Australia) Trust	100.00%	CBRE Pty Ltd (Australia); Trustee is CBRE (C) Pty Ltd (Australia)

Asia Pacific	Australia	CBRE Pty Ltd	100.00%	Relam Amsterdam Holdings BV (Netherlands)

Asia Pacific	Australia	CBRE Residential Valuations Pty Limited	100.00%	CBRE Pty Ltd (Australia)

Asia Pacific	Australia	CBRE Valuations Pty Limited	100.00%	CBRE Pty Ltd (Australia)

Asia Pacific	Australia	CB Richard Ellis (AR) Pty Ltd	100.00%	CBRE (RP) Pty Ltd (Australia)

Asia Pacific	Australia	CB Richard Ellis (M) Pty Ltd	100.00%	CBRE Western Australia Trust (Australia)

Asia Pacific	Australia	CB Richard Ellis (N2) Pty Ltd	100.00%	CBRE Pty Ltd (Australia)

Asia Pacific	Australia	CB Richard Ellis (P) Holdings Pty Ltd	100.00%	CBRE Pty Ltd (Australia)

Asia Pacific	Australia	CB Richard Ellis (RM) Pty Ltd	100.00%	CBRE (RP) Pty Ltd (Australia)

Asia Pacific	Australia	CB Richard Ellis Swalehynes Pty Ltd	75.00%	CBRE (GCS) Pty Ltd (Australia)

Asia Pacific	Australia	CB Richard Ellis Swalehynes Pty Ltd	5.00%	Nichprop Australia Pty Ltd (Australia)

Asia Pacific	Australia	CB Richard Ellis Swalehynes Pty Ltd	15.00%	Saltire Pty Ltd (Australia)

Asia Pacific	Australia	CB Richard Ellis Swalehynes Pty Ltd	5.00%	Tanha Investments Pty Ltd (Australia)

Asia Pacific	Australia	CB Richard Ellis Swalehynes Worldwide Pty Ltd	100.00%	CB Richard Ellis Swalehynes Pty Ltd (Australia)

Asia Pacific	Australia	Fralnide Pty Ltd	100.00%	CBRE Pty Ltd (Australia)

Asia Pacific	Australia	Nichprop Australia Pty Ltd	100.00%	CBRE (GCS) Pty Ltd (Australia)

Asia Pacific	Australia	Retail Estate Pty Ltd	100.00%	CBRE Pty Ltd (Australia)

Asia Pacific	Australia	Saltire Pty Ltd	100.00%	CBRE (GCS) Pty Ltd (Australia)

Asia Pacific	Australia	Tanha Investments Pty Ltd	100.00%	CBRE (GCS) Pty Ltd (Australia)

Asia Pacific	Australia	Trammell Crow Company (Aust) Pty Ltd	100.00%	CBRE Pty Ltd (Australia)

Asia Pacific	China	Beijing CBRE Property Consultants Services Limited	100.00%	CBRE HK Limited (Hong Kong)

Asia Pacific	China	Beijing CBRE Property Management Services Limited	100.00%	CBRE HK Limited (Hong Kong)

Asia Pacific	China	Shanghai CBRE Limited	100.00%	CBRE HK Limited (Hong Kong)

Asia Pacific	China	Shanghai CBRE Property Consultants Limited	100.00%	CBRE HK Limited (Hong Kong)

Asia Pacific	China	Guangzhou Rui Guang Property Management Co. Limited	100.00%	CBRE HK Limited (Hong Kong)

Asia Pacific	China	Premier Property Management Services (Shanghai) Limited	70.00%	CBRE HK Limited (Hong Kong)

Asia Pacific	Hong Kong	CBRE Asean Holdings	100.00%	CBRE Global Holdings SARL (Luxembourg)

Asia Pacific	Hong Kong	CBRE Commercial Real Estate Group Limited	100.00%	CBRE HK Limited (Hong Kong)

Asia Pacific	Hong Kong	CBRE Capital Advisors Asia Limited	100.00%	CBRE HK Limited (Hong Kong)

Asia Pacific	Hong Kong	CBRE Global Facilities Management Limited	100.00%	CBRE HK Limited (Hong Kong)

Asia Pacific	Hong Kong	CBRE HK Limited	64.00%	Relam Amsterdam Holdings BV (Netherlands)

Asia Pacific	Hong Kong	CBRE HK Limited	36.00%	CBRE Services, Inc. (DE)

Asia Pacific	Hong Kong	CBRE Property Services Ltd	100.00%	CBRE Global Holdings SARL (Luxembourg)

Asia Pacific	Hong Kong	Insignia Brooke (Hong Kong) Ltd	100.00%	CBRE, Inc. (DE)

Asia Pacific	Hong Kong	Trammell Crow Company (Hong Kong Holding) Ltd	100.00%	CBRE (Cayman Islands) Limited (Cayman Islands)

Asia Pacific	Hong Kong	Trammell Crow Company (Hong Kong) Ltd	100.00%	CBRE (Cayman Islands) Limited (Cayman Islands)

Asia Pacific	India	CBRE South Asia Private Limited	76.00%	CB Richard Ellis Holdings Ltd (Mauritius)

Asia Pacific	India	CBRE South Asia Private Limited	24.00%	CBRE Pte. Ltd. (Singapore)

Asia Pacific	India	Trammell Crow Savills (India) Private Ltd	99.00%	CBRE Realty Associates Pte. Ltd. (Singapore)

Asia Pacific	India	Trammell Crow Savills (India) Private Ltd	1.00%	CBRE (Cayman Islands) Limited (Cayman Islands)

Asia Pacific	Japan	CBRE Japan KK	100.00%	CBRE KK (Japan)

Asia Pacific	Japan	CBRE KK	100.00%	CBRE Global Holdings SARL (Luxembourg)

Asia Pacific	Korea	CBRE Korea Company Ltd.	100.00%	CBRE Pte. Ltd. (Singapore)

Asia Pacific	Mauritius	CB Richard Ellis Holdings Ltd	100.00%	CBRE Pte. Ltd. (Singapore)

Asia Pacific	Mauritius	CB Richard Ellis Mauritius Ltd	100.00%	Relam Amsterdam Holdings BV (Netherlands)

Asia Pacific	Mauritius	South Asia Real Estate Ltd	100.00%	CBRE, Inc. (DE)

Asia Pacific	New Zealand	CBRE (Agency) Ltd	100.00%	CBRE Ltd (New Zealand)

Asia Pacific	New Zealand	CBRE (FM) Ltd	100.00%	CBRE Ltd (New Zealand)

Asia Pacific	New Zealand	CBRE Limited	100.00%	Relam Amsterdam Holdings BV (Netherlands)

Asia Pacific	Philippines	Trammell Crow Savills (Philippines) Inc.	40.00%	CBRE (Cayman Islands) Limited (Cayman Islands)

Asia Pacific	Singapore	CB Richard Ellis Indirect Investment Services Private Ltd.	100.00%	CBRE Pte. Ltd. (Singapore)

Asia Pacific	Singapore	CBRE Management Pte. Ltd.	100.00%	CBRE Pte. Ltd. (Singapore)

Asia Pacific	Singapore	CBRE Pte. Ltd.	100.00%	Relam Amsterdam Holdings BV (Netherlands)

Asia Pacific	Singapore	CBRE Realty Associates Pte. Ltd.	74.00%	Trammell Crow Company, LLC (DE)

Asia Pacific	Singapore	CBRE Realty Associates Pte. Ltd.	21.00%	Trammell Crow Company Limited (United Kingdom)

Asia Pacific	Singapore	CBRE Realty Associates Pte. Ltd.	5.00%	CBRE (Cayman Islands) Limited (Cayman Islands)

Asia Pacific	Vietnam	CBRE (Vietnam) Co Ltd	100.00%	CBRE Asean Holdings (Hong Kong)

EMEA	Austria	CBRE Corporate Outsourcing GmbH	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Austria	CBRE Gmbh	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Bahrain	CBRE Bahrain WLL	99.00%	CBRE DIFC LLC (UAE)

EMEA	Bahrain	CBRE Bahrain WLL	1.00%	CBRE FZ LLC (UAE)

EMEA	Belgium	Belproperty.be S.A.	20.00%	CBRE S.A. (Belgium)

EMEA	Belgium	CBRE Advisory Sarl	100.00%	CBRE S.A. (Belgium)

EMEA	Belgium	CBRE Corporate Outsourcing SPRL	99.50%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Belgium	CBRE Corporate Outsourcing SPRL	0.50%	CB Richard Ellis Registrars Ltd (United Kingdom)

EMEA	Belgium	CBRE S.A.	99.90%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Belgium	CBRE S.A.	0.10%	G. Clermont, Employee

EMEA	Belgium	CBRE Valuation Services BVBA	99.00%	CBRE S.A. (Belgium)

EMEA	Belgium	CBRE Valuation Services BVBA	1.00%	CB Richard Ellis Registrars Ltd (United Kingdom)

EMEA	Belgium	Insignia Belgium SA	99.84%	CB Richard Ellis B.V. (Netherlands)

EMEA	Belgium	Insignia Belgium SA	0.16%	Insignia Europe Holdings Limited (United Kingdom)

EMEA	Belgium	Societe de Gestion et de Maintenance	33.74%	CBRE S.A. (Belgium)

EMEA	Cyprus	Noble Gibbons Limited	100.00%	CBRE, Inc. (DE)

EMEA	Czech Republic	CBRE Corporate Outsourcing s.r.o.	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Czech Republic	CBRE s.r.o.	52.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Czech Republic	CBRE s.r.o.	48.00%	CBRE Property Management A/S (Denmark)

EMEA	Czech Republic	IMPACT-BRNO property services s.r.o.	100.00%	IMPACT CORTI a.s (Czech Republic)

EMEA	Czech Republic	IMPACT CORTI a.s	100.00%	CBRE s.r.o. (Czech Republic)

EMEA	Czech Republic	IMPACT engineering s.r.o.	100.00%	IMPACT CORTI a.s (Czech Republic)

EMEA	Czech Republic	IMPACT Tax Consulting s.r.o.	100.00%	IMPACT CORTI a.s (Czech Republic)

EMEA	Denmark	CBRE A/S	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Denmark	CBRE Corporate Outsourcing ApS	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Denmark	CBRE Property Management A/S	100.00%	CBRE Global Holdings SARL (Luxembourg)

EMEA	Finland	CBRE Corporate Outsourcing Oy	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Finland	CBRE Finland Oy	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	France	BCI	15.00%	CBRE Holding SAS (France)

EMEA	France	CB Richard Ellis Bourdais Courcelles SAS	99.00%	CBRE Holding SAS (France)

EMEA	France	CB Richard Ellis Bourdais Courcelles SAS	1.00%	CBRE Agency SAS (France)

EMEA	France	CBRE Agency SAS	100.00%	CBRE Holding SAS (France)

EMEA	France	CBRE Artequation SAS	100.00%	CBRE Holding SAS (France)

EMEA	France	CBRE Capital Markets SAS	100.00%	CBRE Holding SAS (France)

EMEA	France	CBRE Consulting SARL	100.00%	CBRE Holding SAS (France)

EMEA	France	CBRE Corporate Outsourcing SAS	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	France	CBRE Corporate SAS	100.00%	CBRE Holding SAS (France)

EMEA	France	CBRE Debt Advisory SAS	100.00%	CBRE Holding SAS (France)

EMEA	France	CBRE Global Private Solutions SAS	100.00%	CBRE Holding SAS (France)

EMEA	France	CBRE Holding SAS	98.39%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	France	CBRE Holding SAS	1.61%	CB Richard Ellis B.V. (Netherlands)

EMEA	France	CBRE Hotels SAS	100.00%	CBRE Holding SAS (France)

EMEA	France	CBRE Property Management SAS	100.00%	CBRE Holding SAS (France)

EMEA	France	CBRE Ressources GIE	10.00%	CBRE Property Management SAS (France)

EMEA	France	CBRE Ressources GIE	5.00%	CBRE Hotels SAS (France)

EMEA	France	CBRE Ressources GIE	15.00%	CBRE Agency SAS (France)

EMEA	France	CBRE Ressources GIE	5.00%	CBRE Capital Markets SAS (France)	1

EMEA	France	CBRE Ressources GIE	8.00%	CBRE Corporate SAS (France)

EMEA	France	CBRE Ressources GIE	15.00%	CBRE Global Private Solutions (France)

EMEA	France	CBRE Ressources GIE	5.00%	CBRE Artequation SAS (France)

EMEA	France	CBRE Ressources GIE	7.00%	CBRE Valuation SAS (France)

EMEA	France	CBRE Ressources GIE	5.00%	CBRE Consulting SARL (France)

EMEA	France	CBRE Ressources GIE	15.00%	CBRE Holding SAS (France)

EMEA	France	CBRE Ressources GIE	5.00%	CBRE WorkSpace SAS (France)

EMEA	France	CBRE Ressources GIE	5.00%	CBRE Debt Advisory SAS (France)

EMEA	France	CBRE Valuation SAS	100.00%	CBRE Holding SAS (France)

EMEA	France	CBRE Workspace SAS	100.00%	CBRE Holding SAS (France)

EMEA	France	CPAS Corporate Property Accounting Services	27.20%	CBRE Property Management SAS (France)

EMEA	France	GIE Immostat	25.00%	CBRE Holding SAS (France)

EMEA	France	Webimm SARL	24.99%	CBRE Holding SAS (France)

EMEA	Germany	CBRE Corporate Outsourcing GmbH	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Germany	CBRE GmbH	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Hungary	CBRE Corporate Outsourcing Kft	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Hungary	CBRE Kft	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Ireland	CBRE	90.00%	Mareagle (Ireland)

EMEA	Ireland	CBRE	10.00%	Fintan Limited (United Kingdom)

EMEA	Ireland	CBRE Corporate Outsourcing Limited	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Ireland	CBRE N.I. Limited	98.00%	CBRE (Ireland)

EMEA	Ireland	CBRE N.I. Limited	2.00%	B. Lavery, Employee

EMEA	Ireland	Frosthill Limited	100.00%	CBRE (Ireland)

EMEA	Ireland	Mareagle	100.00%	CBRE Limited (United Kingdom)

EMEA	Israel	CB Richard Ellis (Israel) Limited	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Italy	CBRE Corporate Outsourcing S.r.l.	91.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Italy	CBRE Corporate Outsourcing S.r.l.	9.00%	CB Richard Ellis Registrars Ltd (United Kingdom)

EMEA	Italy	CBRE Espansione Management S.r.l.	100.00%	CBRE S.r.l.

EMEA	Italy	CBRE Gesticom S.r.l.	100.00%	CBRE S.r.l.

EMEA	Italy	CBRE S.r.l.	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Italy	CBRE SpA	10.00%	CB Richard Ellis B.V. (Netherlands)

EMEA	Italy	CBRE SpA	90.00%	Insignia Europe Holdings Limited (United Kingdom)

EMEA	Italy	CBRE Valuation S.p.A.	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Italy	Trammell Crow Company Italy S.r.l	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Jersey	CBRE Limited Partnership	90.00%	CBRE, Inc. (DE)(Limited Partner)

EMEA	Jersey	CBRE Limited Partnership	10.00%	CBRE Partner, Inc. (DE)(General Partner)

EMEA	Latvia	SAI CBRE Property Management	100.00%	CBRE Property Management A/S (Denmark)

EMEA	Lithuania	UAB CBRE Property Management	100.00%	CBRE Property Management A/S (Denmark)

EMEA	Luxembourg	CBRE Global Acquisition Company SARL	100.00%	CBRE Luxembourg Holdings SARL (Luxembourg)

EMEA	Luxembourg	CBRE Global Holdings SARL	100.00%	CBRE Global Acquisition Company SARL (Luxembourg)

EMEA	Luxembourg	CBRE Luxembourg Finance SARL	100.00%	CBRE Finance Europe LLP (United Kingdom)

EMEA	Luxembourg	CBRE Luxembourg Holdings SARL	100.00%	CBRE, Inc. (DE)

EMEA	Luxembourg	CBRE S.A.	99.90%	CBRE S.A. (Belgium)

EMEA	Luxembourg	CBRE S.A.	0.10%	G. Clermont, Employee

EMEA	Morroco	CBRE S.a.r.l D’Associe Unique	100.00%	CBRE Real Estate S.A. (Spain)

EMEA	Netherlands	CB Richard Ellis B.V.	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Netherlands	CBRE B.V.	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Netherlands	CBRE Corporate Outsourcing BV	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Netherlands	CBRE Real Estate Finance BV	100.00%	CBRE B.V. (Netherlands)

EMEA	Netherlands	CBRE Valuation Advisory BV	100.00%	CBRE B.V. (Netherlands)

EMEA	Netherlands	Insignia (BDR) B.V.	100.00%	CB Richard Ellis B.V. (Netherlands)

EMEA	Netherlands	Relam Amsterdam Holdings BV	100.00%	CBRE Global Holdings SARL (Luxembourg)

EMEA	Poland	CBRE Corporate Outsourcing sp. Z.o.o.	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Poland	CBRE Sp.Zo.o.	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Portugal	Alcaus, Gestao de Projectos Imobiliaros	100.00%	CBRE, Sociedade de Mediacao Imobiliaria, Lda (Portugal)

EMEA	Portugal	CBRE Corporate Outsourcing Lda	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Portugal	CBRE, Consultoria e Avaliacao de Imoveis, Unipessoal, Lda	100.00%	CBRE, Sociedade de Mediacao Imobiliaria, Lda (Portugal)

EMEA	Portugal	CBRE, Sociedade de Mediacao Imobiliaria, Lda	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Portugal	Neoturis (Turinv - Consultoria em Turismo, S.A.)	30.00%	CBRE, Sociedade de Mediacao Imobiliaria, Lda (Portugal)

EMEA	Romania	CBRE Consultancy & Services SRL	99.66%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Romania	CBRE Consultancy & Services SRL	0.34%	CB Richard Ellis B.V. (Netherlands)

EMEA	Romania	CBRE Real Estate Consultancy SRL	99.997%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Romania	CBRE Real Estate Consultancy SRL	0.003%	CB Richard Ellis B.V. (Netherlands)

EMEA	Russia	CB Richard Ellis LLC	100.00%	Noble Gibbons Limited (Cyprus)

EMEA	Slovakia	CBRE Corporate Outsourcing s.r.o.	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Slovakia	CBRE s.r.o.	20.00%	CBRE GmbH (Austria)

EMEA	Slovakia	CBRE s.r.o.	80.00%	CBRE Property Management Holding A/S (Denmark)

EMEA	Slovakia	IMPACT Slovakia s.r.o.	100.00%	IMPACT CORTI a.s (Czech Republic)

EMEA	South Africa	CBRE Corporate Outsourcing (Pty) Limited	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Spain	CBRE Corporate Outsourcing S.L.	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Spain	CBRE Gestion Inmobiliaria S.L.	100.00%	CBRE Real Estate S.A. (Spain)

EMEA	Spain	CBRE Real Estate S.A.	90.83%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Spain	CBRE Real Estate S.A.	9.16%	CB Richard Ellis Registrars Ltd (United Kingdom)

EMEA	Spain	CBRE Real Estate S.A.	0.01%	CB Richard Ellis B.V. (Netherlands)

EMEA	Spain	CBRE Valuations Advisory S.L.	100.00%	CBRE Real Estate S.A. (Spain)

EMEA	Spain	Martinez FM Arquitectos S.L.U.	100.00%	CBRE Real Estate S.A. (Spain)

EMEA	Spain	Richard Ellis Espana S.L.	100.00%	CBRE Real Estate S.A. (Spain)

EMEA	Sweden	CBRE Sweden AB	100.00%	CBRE Holdings AB (Sweden)

EMEA	Sweden	CBRE Corporate Outsourcing A.B.	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Sweden	CBRE Holdings AB	100.00%	CBRE-Profi Acquisition Corp. (DE)

EMEA	Switzerland	CBRE Corporate Outsourcing GmbH	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	Switzerland	CBRE Geneva SA	100.00%	CBRE Holding Switzerland SA (Switzerland)

EMEA	Switzerland	CBRE Holding Switzerland SA	100.00%	CBRE Global Holdings SARL (Luxembourg)

EMEA	Switzerland	CBRE Zurich S.A.	100.00%	CBRE Holding Switzerland SA (Switzerland)

EMEA	Turkey	CBRE Emlak Danismanlik Ltd Sirketi	99.97%	CBRE Global Holdings SARL (Luxembourg)

EMEA	Turkey	CBRE Emlak Danismanlik Ltd Sirketi	0.03%	CB Richard Ellis Registrars Ltd (United Kingdom)

EMEA	United Arab Emirates	CBRE Emirates LLC	49.00%	CBRE FZ LLC (United Arab Emirates)

EMEA	United Arab Emirates	CBRE DIFC LLC	50.00%	CBRE FZ LLC (United Arab Emirates)

EMEA	United Arab Emirates	CBRE Dubai LLC	49.00%	CBRE FZ LLC (United Arab Emirates)

EMEA	United Arab Emirates	CBRE FZ LLC	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	United Kingdom	CB Richard Ellis Limited	100.00%	CBRE Limited (United Kingdom)

EMEA	United Kingdom	CB Richard Ellis Commercial	100.00%	CBRE, Inc. (DE)

EMEA	United Kingdom	CB Richard Ellis Registrars Ltd	100.00%	CBRE, Inc. (DE)

EMEA	United Kingdom	CB/TCC Global Holdings Limited	100.00%	CBRE Services, Inc. (DE)

EMEA	United Kingdom	CBRE Corporate Outsourcing Limited	100.00%	CBRE Luxembourg Holdings SARL (Luxembourg)

EMEA	United Kingdom	CBRE European Treasury Limited	100.00%	CBRE Limited (United Kingdom)

EMEA	United Kingdom	CBRE Finance Europe LLP	99.00%	CBRE Finance Limited (Cayman Islands)

EMEA	United Kingdom	CBRE Finance Europe LLP	1.00%	CBRE Limited Partnership (Jersey)

EMEA	United Kingdom	CB Richard Ellis Financial Services Limited	100.00%	CBRE Limited (United Kingdom)

EMEA	United Kingdom	CBRE FM Services Limited	100.00%	CBRE Corporate Outsourcing Limited (United Kingdom)

EMEA	United Kingdom	CBRE Holdings Limited	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	United Kingdom	CBRE Hotels Limited	100.00%	CBRE Limited (United Kingdom)

EMEA	United Kingdom	CBRE Indirect Investment Services Limited	100.00%	CBRE Limited (United Kingdom)

EMEA	United Kingdom	CBRE Jersey Limited	100.00%	CBRE Limited (United Kingdom)

EMEA	United Kingdom	CBRE Limited	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	United Kingdom	CBRE Loan Servicing Limited	100.00%	CBRE Limited (United Kingdom)

EMEA	United Kingdom	CBRE Management Services Limited	100.00%	CBRE Limited (United Kingdom)

EMEA	United Kingdom	CBRE Real Estate Finance Limited	100.00%	CBRE Limited (United Kingdom)

EMEA	United Kingdom	CBRE Services (Jersey) Limited	100.00%	CBRE Limited (United Kingdom)

EMEA	United Kingdom	Eastman Peddar Limited	100.00%	CBRE Limited (United Kingdom)

EMEA	United Kingdom	Fintan Limited	100.00%	CBRE Limited (United Kingdom)

EMEA	United Kingdom	Franc Warwick	100.00%	CBRE Limited (United Kingdom)

EMEA	United Kingdom	Insignia Europe Holdings Limited	100.00%	Relam Amsterdam Holdings BV (Netherlands)

EMEA	United Kingdom	REI Investments Limited	100.00%	CB Richard Ellis Registrars Ltd (United Kingdom)

EMEA	United Kingdom	Trammell Crow Company (UK) Limited	100.00%	Trammell Crow Company Limited (United Kingdom)

EMEA	United Kingdom	Trammell Crow Company Limited	100.00%	CBRE Global Solutions, Inc. (Cayman Islands)

Footnotes:

(1)	CBRE Global Investors, LLC and CBRE Global Investors, Inc. are guarantors and their stock will be pledged, notwithstanding the fact that they are both Investment Subsidiaries.
(2)	Foundations set up for CBRE philanthrophy program.
(3)	Mortgage Banking Subsidiaries.

Schedule 3.08 – Subsidiaries – Development Services

Name of TCC Subsidiary	Country of Incorporation	Parent	Total TCC Ownership	For 50% or less owned subs, mark if consolidated	Investment Subsidiary
Corporation

Brampton-Canada Associates, Ltd.	Canada	Trammell Crow Company (Canada), Ltd.	100		X

Crow Atlanta Development-1996, Inc.	United States	Trammell Crow Atlanta Development, Inc.	100		X

Environmental Asset Services, Inc.	United States	Trammell Crow Company, LLC	100		X

Fairway Centre, Inc.	United States	TC Houston Retail Development, Inc.	100		X

High Street Arizona, Inc.	United States	Trammell Crow Arizona Development, Inc.	100		X

High Street Atlanta, Inc.	United States	TC Atlanta Development, Inc.	100		X

High Street Clarkson Warranty, Inc.	United States	Trammell Crow Development & Investment, Inc.	100		X

High Street Columbia, Inc.	United States	Trammell Crow Company, LLC	100		X

High Street Crestview Station GP, Inc.	United States	Trammell Crow Central Texas Development, Inc.	100		X

High Street Denver, Inc.	United States	Trammell Crow Denver Development, Inc.	100		X

High Street Manager, Inc.	United States	Trammell Crow Development & Investment, Inc.	100		X

High Street NE Metro, Inc.	United States	TC NE Metro Development, Inc.	100		X

High Street Rainey GP, Inc.	United States	TCCT Development, Inc.	100		X

High Street Residential, Inc.	United States	Trammell Crow Company, LLC	100		X

NE Metro Development 2, Inc.	United States	Trammell Crow Company, LLC	100		X

Northfield Company, Ltd.	Canada	Trammell Crow Company (Canada), Ltd.	100		X

Partners Health Realty Holdings, Inc.	United States	Trammell Crow Company, LLC	100		X

South Kitchener Holdings, ULC	Canada	South Kitchener Holdings, LP	5	X

TC Acquisitions, Inc.	United States	Trammell Crow Company, LLC	100	X

TC Atlanta Development, Inc.	United States	Trammell Crow Company, LLC	100	X

TC Austin Development, Inc.	United States	Trammell Crow Development & Investment, Inc.	100	X

TC Ballpark GP, Inc.	United States	TC Houston Office Development, Inc.	100	X

TC CS, Inc.	United States	Trammell Crow Portland Development, Inc.	100	X

TC Denver Development, Inc.	United States	Trammell Crow Development & Investment, Inc.	100	X

TC Diversified, Inc.	United States	Trammell Crow Development & Investment, Inc.	100	X

TC DUHS, Inc.	United States	Trammell Crow Carolinas Development, Inc.	100	X

TC Fort Lincoln Retail Manager, Inc.	United States	TC MidAtlantic Development IV, Inc.	100	X

TC Grand Parkway GP, Inc.	United States	Trammell Crow Houston Development, Inc.	100	X

TC Houston Industrial Development, Inc.	United States	Trammell Crow Development & Investment, Inc.	100	X

TC Houston Katy GP, Inc.	United States	PHT Investment Holdings II, LLC	1	X

TC Houston Office Development, Inc.	United States	Trammell Crow Development & Investment, Inc.	100	X

TC Houston Retail Development, Inc.	United States	Trammell Crow Development & Investment, Inc.	100	X

TC Houston Sugar Land GP, Inc.	United States	PHT Investment Holdings II, LLC	1	X

TC Industrial Associates, Inc.	United States	Trammell Crow Company, LLC	100	X

TC Industrial, Inc.	United States	Trammell Crow Company, LLC	100	X

TC JFK, Inc.	United States	Trammell Crow Company, LLC	100	X

TC LA Development, Inc.	United States	Trammell Crow Development & Investment, Inc.	100	X

TC Maryland Development, Inc.	United States	Trammell Crow Company, LLC	100	X

TC MidAtlantic Development II, Inc.	United States	Trammell Crow Company, LLC	100	X

TC MidAtlantic Development III, Inc.	United States	Trammell Crow Company, LLC	100	X

TC MidAtlantic Development IV, Inc.	United States	Trammell Crow Development & Investment, Inc.	100	X

TC MidAtlantic Development V, Inc.	United States	Trammell Crow Company, LLC	100	X

TC MidAtlantic Development, Inc.	United States	Trammell Crow Company, LLC	100	X

TC MidAtlantic Properties, Inc.	United States	Trammell Crow Company, LLC	100	X

TC NE Metro Development, Inc.	United States	Trammell Crow Development & Investment, Inc.	100	X

TC No. Cal. Development, Inc.	United States	Trammell Crow Development & Investment, Inc.	100	X

TC NorCal Office, Inc.	United States	TC No. Cal. Development, Inc.	100	X

TC Northwest Development, Inc.	United States	Trammell Crow Development & Investment, Inc.	100	X

TC Oak Park, Inc.	United States	Trammell Crow Development & Investment, Inc.	100	X

TC Office Associates Development, Inc.	United States	Trammell Crow Company, LLC	100	X

TC Office Development, Inc.	United States	Trammell Crow Company, LLC	100	X

TC Oklahoma Development, Inc.	United States	Trammell Crow Company, LLC	100	X

TC Premier Row Holding, Inc.	United States	Trammell Crow Company, LLC	100	X

TC Retail Acquisitions, Inc.	United States	Trammell Crow Company, LLC	100	X

TC Schertz Industrial Associates Land GP, Inc.	United States	Trammell Crow Company, LLC	100	X

TC Sierra Corporate Center, Inc.	United States	Trammell Crow Company, LLC	100	X

TC Student Housing, Inc.	United States	Trammell Crow Higher Education Development, Inc.	100	X

TC Timbercreek GP, Inc.	United States	TCDFW Development, Inc.	100	X

TC Wacker Drive I MM, Inc.	United States	Trammell Crow Chicago Development, Inc.	100	X

TC West Houston, Inc.	United States	TC Houston Office Development, Inc.	100	X

TC Worth Street, Inc.	United States	TC LA Development, Inc.	100	X

TCC Florida Development, Inc.	United States	Trammell Crow Company, LLC	100	X

TCC Investors, Inc.	United States	Trammell Crow Company, LLC	100	X

TCC North Florida Development #1, Inc.	United States	Trammell Crow Company, LLC	100	X

TCC South Florida Development, Inc.	United States	Trammell Crow Company, LLC	100	X

TCC West Plano GP, Inc.	United States	Trammell Crow Company, LLC	100	X

TCCNV, Inc.	United States	Trammell Crow Company, LLC	100	X

TCCT Development #2, Inc.	United States	TC Austin Development, Inc.	100	X

TCCT Development, Inc.	United States	TC Austin Development, Inc.	100	X

TCCT San Antonio Investments, Inc.	United States	Trammell Crow Company, LLC	100	X

TCDFW Development, Inc.	United States	Trammell Crow Development & Investment, Inc.	100	X

TCDFW Investment and Development, Inc.	United States	TCDFW Development, Inc.	100	X

TCDFW Quest, Inc.	United States	TCDFW Investment and Development, Inc.	100	X

TCGKRS Associates, Inc.	United States	Trammell Crow Development & Investment, Inc.	100	X

TCH CBD, Inc.	United States	Trammell Crow Development & Investment, Inc.	100	X

TCNE Atwater 12, Inc.	United States	NE Metro Development 2, Inc.	100	X

TCNE Atwater Land GP, Inc.	United States	Trammell Crow Company, LLC	100	X

TCNE Development, Inc.	United States	NE Metro Development 2, Inc.	100	X

Trammell Crow Acquisitions I-II, Inc.	United States	Trammell Crow Company, LLC	100	X

Trammell Crow Arizona Development, Inc.	United States	Trammell Crow Company, LLC	100	X

Trammell Crow Atlanta Development, Inc.	United States	Trammell Crow Company, LLC	100	X

Trammell Crow Brokerage, Inc.	United States	Trammell Crow Company, LLC	100	X

Trammell Crow Carolinas Development, Inc.	United States	Trammell Crow Company, LLC	100	X

Trammell Crow Central Texas Development, Inc.	United States	Trammell Crow Company, LLC	100	X

Trammell Crow Chicago Development, Inc.	United States	Trammell Crow Company, LLC	100	X

Trammell Crow Company (Canada), Ltd.	Canada	Trammell Crow Company, LLC	100	X

Trammell Crow Construction-Atlanta, Inc.	United States	Trammell Crow Company, LLC	100	X

Trammell Crow Denver Development II, Inc.	United States	Trammell Crow Company, LLC	100	X

Trammell Crow Denver Development III, Inc.	United States	Trammell Crow Company, LLC	100	X

Trammell Crow Denver Development IV, Inc.	United States	Trammell Crow Company, LLC	100	X

Trammell Crow Denver Development, Inc.	United States	Trammell Crow Company, LLC	100	X

Trammell Crow Detroit Development, Inc.	United States	Trammell Crow Company, LLC	100	X

Trammell Crow Development & Investment, Inc.	United States	Trammell Crow Company, LLC	100	X

Trammell Crow Higher Education Development, Inc.	United States	Trammell Crow Company, LLC	100	X

Trammell Crow Houston Development, Inc.	United States	Trammell Crow Company, LLC	100	X

Trammell Crow Investments V, Inc.	United States	Trammell Crow Company, LLC	100	X

Trammell Crow Kansas City Development, Inc.	United States	Trammell Crow Company, LLC	100	X

Trammell Crow New England Development, Inc.	United States	Trammell Crow Development & Investment, Inc.	100	X

Trammell Crow NW Development, Inc.	United States	Trammell Crow Development & Investment, Inc.	100	X

Trammell Crow Portland Development II, Inc.	United States	Trammell Crow Company, LLC	100	X

Trammell Crow Portland Development, Inc.	United States	Trammell Crow Company, LLC	100	X

Trammell Crow Properties (Canada), Ltd.	Canada	Trammell Crow Company (Canada), Ltd.	100		X

Trammell Crow San Diego Development, Inc.	United States	Trammell Crow Company, LLC	100		X

Trammell Crow So. Cal. Development Services, Inc.	United States	Trammell Crow Company, LLC	100		X

Trammell Crow So. Cal. Development, Inc.	United States	Trammell Crow Company, LLC	100		X

Trammell Crow So. Cal. Properties, Inc.	United States	Trammell Crow Company, LLC	100		X

Trammell Crow Tulsa Development, Inc.	United States	Trammell Crow Company, LLC	100		X

USREA, Inc.	United States	Trammell Crow Company, LLC	100		X

Limited Liability Company

301 Ocean Development, LLC	United States	Trammell Crow Santa Monica Development, LLC	4.38302	X	X

90 K Street LLC	United States	TC 90 K Street LLC	10		X

Braddock Gateway, LLC	United States	TC Braddock Member, LLC	5		X

Century Technology Campus, LLC	United States	TC CTC, LLC	20		X

Consortium America, LLC	United States	TC MidAtlantic Development, Inc.	57.145		X

Cranberry Woods Apartments, LLC	United States	TC Cranberry Woods Apartments, LLC	25		X

Crestview Station Commercial, LLC	United States	Trammell Crow Central Texas Development, Inc.	10		X

Crestview Station Management, L.L.C.	United States	Trammell Crow Central Texas Development, Inc.	50		X

Crestview Station Phase I, LLC	United States	High Street Crestview Station GP, Inc.	10		X

Crestview Station Phase II, LLC	United States	High Street Crestview Station GP, Inc.	10		X

CTMC, LLC	United States	TC LA Development, Inc.	10		X

Fort Lincoln Retail Owner, LLC	United States	TC Fort Lincoln LLC	29		X

Gateway Commerce Center II LLC	United States	TC Gateway Commerce, LLC	5		X

Gateway Commerce Center III LLC	United States	TC Gateway Commerce, LLC	5		X

Gateway Commerce Center LLC	United States	TC Gateway Commerce, LLC	10		X

High Street At Lowry, LLC	United States	High Street Siena Denver, LLC	100		X

High Street Crestview Station, LLC	United States	High Street Crestview Station GP, Inc.	10		X

High Street CWH, LLC	United States	High Street Columbia, Inc.	100		X

JFK International Air Cargocentre, LLC	United States	TC JFK, Inc.	42.5		X

Kearny Point, LLC	United States	NE Metro Development 2, Inc.	5		X

Lakefront Office Ventures FL, LLC	United States	TCF Lakefront, LLC	6.07429		X

Lion-TCC Development II, LLC	United States	TC Industrial Associates, Inc.	7.5		X

LIT-RPC Trade Center, LLC	United States	TC Industrial Associates, Inc.	7.5		X

Lowry Condos, LLC	United States	High Street At Lowry, LLC	6		X

MROTC Holdings LLC	United States	TC Oklahoma Development, Inc.	80		X

Oak Park Associates, LLC	United States	TC Oak Park, Inc.	75		X

OLP-TCC Plano JV LLC	United States	TC Legacy Tower I, LLC	10		X

PHT Investment Holdings II, LLC	United States	Partners Health Realty Holdings, Inc.	1		X

PHT Investment Holdings, LLC	United States	Partners Health Realty Holdings, Inc.	1		X

PHT Princeton MOB, LLC	United States	PHT Investment Holdings, LLC	0.9704		X

PHT Westover Hills MOB III, LLC	United States	TC Westover Hills MOB III Member, LLC	10.9		X

Sentinel Square I, L.L.C.	United States	TC 90 K Street LLC	5		X

Sentinel Square II, LLC	United States	TC 1050 1st Street, LLC	5		X

Soto Development Associates, LLC	United States	TC LA Development, Inc.	10		X

TC Avalon, LLC	United States	TC Avalon Member, LLC	10		X

TC BV Libertyville, LLC	United States	TC Libertyville Member, LLC	10		X

TC Columbia Associates, LLC	United States	TC Columbia Member, LLC	10		X

TC La Verne Technology Center, LLC	United States	TC La Verne Member, LLC	10		X

TC Pico Development, LLC	United States	TC Pico Member, LLC	10		X

TC Saracen, LLC	United States	TC Saracen Manager, LLC	7.88943	X	X

TC Wacker Drive I, LLC	United States	TC Wacker Drive I MM, Inc.	50		X

TC/Fairways Frisco I, LLC	United States	TC/Fairways Frisco I Manager, LLC	7.88943	X	X

TCC/AMB Aviation IAH Venture LLC	United States	Trammell Crow Company, LLC	5		X

TC-CH Realty IV Canadian Venture GP, LLC	United States	TCGKRS Associates, Inc.	5	X

TC-CH Realty IV Venture, LLC	United States	TCGKRS Associates, Inc.	10	X

TCC-Lion Industrial, LLC	United States	TC Industrial GP, LLC	50	X

TCC-USAA Residential, LLC	United States	High Street Manager, Inc.	10	X

TCH DT II, LLC	United States	TCH CBD, Inc.	40	X

TCH Energy Center Three, LLC	United States	TC West Houston, Inc.	10	X

TCH Energy Corridor Venture, LLC	United States	TC West Houston, Inc.	10	X

TCH Northwest Associates Phase II, LLC	United States	TC Houston Office Development, Inc.	5	X

TCH Northwest Associates, LLC	United States	TC Houston Office Development, Inc.	5	X

TC-Met Diversified Venture, LLC	United States	TC Diversified, Inc.	10	X

TC-Met Student Housing, LLC	United States	TC Student Housing, Inc.	10	X

TC-MetLife Retail, LLC	United States	TC Retail Acquisitions, Inc.	10	X

TPRF III/TCC I-10 West, LLC	United States	Trammell Crow Arizona Development, Inc.	5	X

Worth Street Associates, LLC	United States	TC Worth Street, Inc.	10	X

Limited Liability Partnership

Posner Park Retail, LLP	United States	TCC North Florida Development #1, Inc.	50	X

Limited Partnership

Atascocita Commons Associates II, LP	United States	TC Houston Retail Development, Inc.	100	X

Atwater 12 LP	United States	TCNE Atwater 12, Inc.	30	X

BPP-CM, L.P.	United States	TC Ballpark GP, Inc.	90	X

Carlyle/High Street Ocean City Borrower, L.P.	United States	High Street Maryland, LLC	10	X

Carlyle/High Street Ocean City, L.P.	United States	High Street Maryland, LLC	10	X

Cascade Station Corporate Center I, L.P.	United States	TC CS, Inc.	10	X

Crestview Station DS Land, LP	United States	Crestview Station DS, LLC	50	X

Crestview Station LLR Land, LP	United States	Crestview Station LLR, LLC	50		X

Crestview Station RTB Land, LP	United States	Crestview Station RTB, LLC	50		X

Crestview Station, L.P.	United States	Crestview Station Management, L.L.C.	50		X

Expo 2 Partners, Ltd.	United States	TCCT Development #2, Inc.	10.3065		X

Fairway Centre Associates, L.P.	United States	Fairway Centre, Inc.	100		X

Grand Parkway/I-10 Associates, L.P.	United States	TC Grand Parkway GP, Inc.	30		X

High Street Rainey, LP	United States	High Street Rainey GP, Inc.	23.31259	X	X

I-30 Distribution, LP	United States	I-30 Distribution GP, LLC	50		X

Katy POB I, L.P.	United States	TC Houston Katy GP, Inc.	0.6657		X

Kenswick Industrial Center, LP	United States	Kenswick Industrial Center GP, LLC	50		X

Lakeline Retail 2000, Ltd.	United States	TCCT Development, Inc.	100		X

Lakeview BP Land, LP	United States	Lakeview BP Land GP, LLC	10		X

Pennsylvania Avenue Townhouses, LP	United States	TCNE Bryn Mawr Townhouses, LLC	20		X

RT/TC Atwater 2, LP	United States	TC Atwater Manager 2, LLC	100		X

SA Crossroads Retail II, L.P.	United States	TCCT San Antonio Investments, Inc.	35.97893	X	X

Schertz PT Industrial Associates Land Limited Partnership	United States	TC Schertz Industrial Associates Land GP, Inc.	50		X

South Kitchener Holdings, LP	United States	South Kitchener Holdings GP, LLC	5		X

Sugar Land POB I, L.P.	United States	TC Houston Sugar Land GP, Inc.	0.6637		X

TC Atwater Land General Partner LP	United States	TCNE Atwater Land GP, Inc.	100		X

TC Atwater Land LP	United States	TC Atwater Land General Partner LP	80		X

TC Dallas/Fort Worth Investment and Development, LP	United States	TCDFW Investment and Development, Inc.	100		X

TC Timbercreek Associates, LP	United States	TC Timbercreek GP, Inc.	51.95786		X

TCC West Plano Limited Partnership	United States	TCC West Plano GP, Inc.	100		X

TCC/AMB Aviation IAH LP	United States	Trammell Crow Company, LLC	5		X

TC-CH Realty IV Canadian Venture, LP	United States	TC-CH Realty IV Canadian Venture GP, LLC	5		X

TCDFW Acquisitions LP	United States	TCDFW Quest, Inc.	100		X

TCDFW I-20 II, LP	United States	TCDFW Investment and Development, Inc.	100		X

Trammell Crow Acquisitions I-II GP, L.P.	United States	Trammell Crow Acquisitions I-II, Inc.	100		X

Trammell Crow Co-Investment Acquisitions I-II, L.P.	United States	Trammell Crow Acquisitions I-II, Inc.	0.002	X	X

Trammell Crow Company Acquisitions I, L.P.	United States	Trammell Crow Acquisitions I-II GP, L.P.	6.74922	X	X

Trammell Crow Company Acquisitions II, L.P.	United States	Trammell Crow Acquisitions I-II GP, L.P.	8.76603	X	X

Trammell Crow Company IAH International Air Cargocentre II, L.P.	United States	TCC Air GP, LLC	50		X

Trammell Crow Individual Investment Fund 2003 L.P.	United States	Trammell Crow Investments V, Inc.	1.0004	X	X

Trammell Crow Investment Fund V, L.P.	United States	Trammell Crow Investments V, Inc.	19.92977	X	X

Trammell Crow Limited Partner Acquisitions I-II, L.P.	United States	Trammell Crow Acquisitions I-II, Inc.	96.416		X

West Plano Land Company, LP	United States	West Plano Land Company-GP LLC	10		X

West Plano Land Investments Holding LP	United States	TCC West Plano Limited Partnership	10		X

WP Land Sub, L.P.	United States	West Plano Land Company-GP LLC	10		X

Single Member Limited Liability Company					X

115 Commerce Associates LLC	United States	TCC-Lion Industrial, LLC	50		X

45 L Holding LLC	United States	90 K Street LLC	10		X

90 K Holding LLC	United States	90 K Street LLC	10		X

ADC II Associates Manager, LLC	United States	TC Oklahoma Development, Inc.	100		X

ADC II Associates, LLC	United States	ADC II Associates Manager, LLC	100		X

Cascade Station Development Company, LLC	United States	Trammell Crow Portland Development, Inc.	100		X

Cascade Station Office II, LLC	United States	Trammell Crow Portland Development, Inc.	100		X

Centre Point Commons, LLC	United States	TCC North Florida Development #1, Inc.	100		X

CG Sunland LLC	United States	Trammell Crow Investment Fund V, L.P.	19.92977	X	X

Coldwater Industrial Associates 3, LLC	United States	Trammell Crow Arizona Development, Inc.	100		X

Coldwater Industrial Associates, LLC	United States	Lion-TCC Development II, LLC	7.5		X

Crestview Station DS, LLC	United States	Crestview Station Management, L.L.C.	50		X

Crestview Station LLR, LLC	United States	Crestview Station Management, L.L.C.	50		X

Crestview Station RTB, LLC	United States	Crestview Station Management, L.L.C.	50		X

EXPO GLO LLC	United States	TCC-Lion Industrial, LLC	50		X

Expo LIT Associates, LLC	United States	TCC-Lion Industrial, LLC	50		X

Fort Lincoln Retail, LLC	United States	Fort Lincoln Retail Owner, LLC	29		X

Foster City MOB, LLC	United States	PHT Investment Holdings, LLC	1		X

High Street Carrollton, LLC	United States	Trammell Crow Development & Investment, Inc.	100		X

High Street DeSoto, LLC	United States	TCC-USAA Residential, LLC	10		X

High Street Glennwilde 70 LLC	United States	High Street Arizona, Inc.	100		X

High Street Maryland, LLC	United States	TC MidAtlantic Development II, Inc.	100		X

High Street Siena Denver, LLC	United States	Trammell Crow Denver Development II, Inc.	100		X

Houston Greenway Associates LLC	United States	Trammell Crow Houston Development, Inc.	100		X

I-215 Logistics, LLC	United States	Lion-TCC Development II, LLC	7.5		X

I-30 Distribution GP, LLC	United States	TCC-Lion Industrial, LLC	50		X

Industrial NV, LLC	United States	TCC-Lion Industrial, LLC	50		X

Jekyll Leaseholding, LLC	United States	Trammell Crow Company Acquisitions I, L.P.	6.74922	X	X

Kenswick Industrial Center GP, LLC	United States	TCC-Lion Industrial, LLC	50		X

Knox Logistics LLC	United States	Lion-TCC Development II, LLC	7.5		X

Lakeview BP Land GP, LLC	United States	TC-CH Realty IV Venture, LLC	10		X

Lehigh Valley South Industrial LLC	United States	TCC-Lion Industrial, LLC	50		X

LIT-RPC Trade Center IX, LLC	United States	LIT-RPC Trade Center, LLC	7.5	X

LIT-RPC Trade Center VI, LLC	United States	LIT-RPC Trade Center, LLC	7.5	X

LIT-RPC Trade Center VII, LLC	United States	LIT-RPC Trade Center, LLC	7.5	X

Madison Industrial Associates II, LLC	United States	TCC-Lion Industrial, LLC	50	X

MROTC Development Partners LLC	United States	MROTC Holdings LLC	80	X

NCC Consortium, LLC	United States	TC MidAtlantic Development, Inc.	100	X

Nodenble Associates, LLC	United States	TCDFW Investment and Development, Inc.	100	X

Pasadena Gateway, LLC	United States	TC LA Development, Inc.	100	X

Perimeter West Associates, LLC	United States	TCC-Lion Industrial, LLC	50	X

PHT Bolingbrook MOB, LLC	United States	PHT Investment Holdings, LLC	1	X

PHT Care Group, LLC	United States	PHT Investment Holdings, LLC	1	X

PHT Carroll MOB, LLC	United States	Partners Health Realty Holdings, Inc.	100	X

PHT Duke MOB, LLC	United States	PHT Investment Holdings, LLC	1	X

PHT Health Pavilion CRH, LLC	United States	PHT Investment Holdings, LLC	1	X

PHT Henrico MOB, LLC	United States	PHT Investment Holdings, LLC	1	X

PHT Hinsdale MOBs, LLC	United States	PHT Investment Holdings, LLC	1	X

PHT Lakeview, LLC	United States	PHT Investment Holdings, LLC	1	X

PHT Memorial Hermann LP, LLC	United States	PHT Investment Holdings II, LLC	1	X

PHT Middletown, LLC	United States	PHT Investment Holdings, LLC	1	X

PHT Mooresville, LLC	United States	PHT Investment Holdings, LLC	1	X

PHT St. Francis Professional II, LLC	United States	PHT Investment Holdings, LLC	1	X

PHT St. Vincent, LLC	United States	PHT Investment Holdings, LLC	1	X

PHT Westover Hills MOB I, LLC	United States	PHT Investment Holdings, LLC	1	X

PHT Westover Hills MOB II, LLC	United States	PHT Investment Holdings, LLC	1	X

PHT Women’s, LLC	United States	PHT Investment Holdings, LLC	1	X

Princeton Medical Arts Pavilion Urban Renewal, LLC	United States	PHT Princeton MOB, LLC	0.9704	X

Reston Wetlands, LLC	United States	TC MidAtlantic Development, Inc.	100	X

RM Industrial Associates II, LLC	United States	TCC-Lion Industrial, LLC	50	X

South Kitchener Holdings GP, LLC	United States	TC-CH Realty IV Canadian Venture, LP	5		X

South Washington Park, LLC	United States	Lion-TCC Development II, LLC	7.5		X

Sycamore Business Park LLC	United States	TCC-Lion Industrial, LLC	50		X

TC 1050 1st Street, LLC	United States	TC MidAtlantic Development V, Inc.	100		X

TC 90 K Street LLC	United States	TC MidAtlantic Development III, Inc.	100		X

TC Atwater Limited Partner 2, LLC	United States	TC NE Metro Development, Inc.	100		X

TC Atwater Limited Partner, LLC	United States	TC NE Metro Development, Inc.	100		X

TC Atwater Manager 2, LLC	United States	TC NE Metro Development, Inc.	100		X

TC Atwater Manager, LLC	United States	TC NE Metro Development, Inc.	100		X

TC Avalon Member, LLC	United States	TC LA Development, Inc.	100		X

TC Bellbrook Industrial, LLC	United States	TC Memphis Acquisitions BI, LLC	6.74922	X	X

TC Bellbrook Retail, LLC	United States	TC Memphis Acquisitions BR, LLC	6.74922	X	X

TC Bingen, LLC	United States	Trammell Crow Portland Development, Inc.	100		X

TC Bixel Manager, LLC	United States	Trammell Crow Company Acquisitions II, L.P.	8.76603	X	X

TC Bixel, LLC	United States	TC Bixel Manager, LLC	8.76603	X	X

TC Bordentown Associates, LLC	United States	TCC-Lion Industrial, LLC	50		X

TC Braddock Member, LLC	United States	TC MidAtlantic Development IV, Inc.	100		X

TC BV 1800 Industrial, LLC	United States	TC BV Libertyville, LLC	10		X

TC Central Associates Member, LLC	United States	TCDFW Development, Inc.	100		X

TC Columbia Member, LLC	United States	TC Northwest Development, Inc.	100		X

TC Cranberry Woods Apartments, LLC	United States	High Street NE Metro, Inc.	100		X

TC CTC, LLC	United States	TC MidAtlantic Development V, Inc.	100		X

TC Eugene LLC	United States	Trammell Crow Portland Development, Inc.	100		X

TC FAA Member, LLC	United States	TCDFW Investment and Development, Inc.	100		X

TC Fort Lincoln LLC	United States	TC Fort Lincoln Retail Manager, Inc.	100		X

TC Fort Meade Technology Center, LLC	United States	TC MidAtlantic Development III, Inc.	100		X

TC Gateway Commerce, LLC	United States	Trammell Crow Chicago Development, Inc.	100		X

TC Green Water 1, LLC	United States	TC Austin Development, Inc.	100		X

TC Green Water Master Developer, LLC	United States	TC Austin Development, Inc.	100		X

TC Greenbelt, LLC	United States	TC MidAtlantic Development V, Inc.	100		X

TC Greenhill, LLC	United States	Trammell Crow Tulsa Development, Inc.	100		X

TC Hobby Manager, LLC	United States	Trammell Crow Company Acquisitions II, L.P.	8.76603	X	X

TC Hobby, LLC	United States	TC Hobby Manager, LLC	8.76603	X	X

TC Industrial GP, LLC	United States	TC Industrial, Inc.	100		X

TC Junction Flats Member, LLC	United States	Trammell Crow Chicago Development, Inc.	100		X

TC La Verne Member, LLC	United States	TC LA Development, Inc.	100		X

TC Legacy Tower I Member, LLC	United States	TCDFW Development, Inc.	100		X

TC Legacy Tower I, LLC	United States	TCDFW Development, Inc.	100		X

TC Legacy Tower II Member, LLC	United States	TCDFW Development, Inc.	100		X

TC Libertyville Member, LLC	United States	Trammell Crow Chicago Development, Inc.	100		X

TC Memphis Acquisitions BI, LLC	United States	Trammell Crow Company Acquisitions I, L.P.	6.74922	X	X

TC Memphis Acquisitions BR, LLC	United States	Trammell Crow Company Acquisitions I, L.P.	6.74922	X	X

TC Meriden Manager, LLC	United States	Trammell Crow Company Acquisitions II, L.P.	8.76603	X	X

TC Meriden Master Leasing, LLC	United States	Trammell Crow Company Acquisitions II, L.P.	8.76603	X	X

TC Meriden, LLC	United States	TC Meriden Manager, LLC	8.76603	X	X

TC Oak Brook, LLC	United States	TC OB, LLC	8.76603	X	X

TC OB, LLC	United States	Trammell Crow Company Acquisitions II, L.P.	8.76603	X	X

TC Park South Member, LLC	United States	Trammell Crow Company Acquisitions II, L.P.	8.76603	X	X

TC Park South, LLC	United States	TC Park South Member, LLC	8.76603	X	X

TC Pico Member, LLC	United States	TC LA Development, Inc.	100		X

TC Princeton Development, LLC	United States	TC NE Metro Development, Inc.	100		X

TC Santa Monica Manager, LLC	United States	Trammell Crow Company Acquisitions II, L.P.	8.76603	X	X

TC Saracen Manager, LLC	United States	Trammell Crow Company Acquisitions II, L.P.	8.76603	X	X

TC South Executive Member, LLC	United States	Trammell Crow Company Acquisitions II, L.P.	8.76603	X	X

TC South Executive, LLC	United States	TC South Executive Member, LLC	8.76603	X	X

TC Warwick Manager, LLC	United States	Trammell Crow Company Acquisitions II, L.P.	8.76603	X	X

TC Warwick, LLC	United States	TC Warwick Manager, LLC	8.76603	X	X

TC Westover 2, LLC	United States	TCCT San Antonio Investments, Inc.	100		X

TC Westover Hills MOB III Member, LLC	United States	TC Austin Development, Inc.	100		X

TC/Fairways Frisco I Manager, LLC	United States	Trammell Crow Company Acquisitions II, L.P.	8.76603	X	X

TCC Air GP, LLC	United States	TCC-Lion Industrial, LLC	50		X

TCC High Street Development, LLC	United States	Trammell Crow Development & Investment, Inc.	100		X

TCC KCI Logistics I, LLC	United States	TCC-Lion Industrial, LLC	50		X

TCC Penn Services, LLC	United States	TC NE Metro Development, Inc.	100		X

TCDFW Acquisitions, LLC	United States	TCDFW Development, Inc.	100		X

TCEP LLC	United States	TC Austin Development, Inc.	100		X

TCF Lakefront, LLC	United States	Trammell Crow Company Acquisitions I, L.P.	6.74922	X	X

TCH Discovery Tower, LLC	United States	TCH CBD, Inc.	100		X

TC-Met John’s Creek, LLC	United States	TC-Met Diversified Venture, LLC	10		X

TC-Met La Estancia, LLC	United States	TC-Met Student Housing, LLC	10		X

TC-Met Orlando, LLC	United States	TC-MetLife Retail, LLC	10		X

TC-Met Urbana, LLC	United States	TC-Met Student Housing, LLC	10		X

TCNE Acquisition I, LLC	United States	TC NE Metro Development, Inc.	100		X

TCNE Acquisitions II, LLC	United States	TC NE Metro Development, Inc.	100		X

TCNE Bryn Mawr Townhouses, LLC	United States	NE Metro Development 2, Inc.	100		X

Trammell Crow Cub Investment, L.L.C.	United States	Trammell Crow Denver Development IV, Inc.	100		X

Trammell Crow Santa Monica Development, LLC	United States	TC Santa Monica Manager, LLC	8.76603	X	X

USA Parkway Retail, LLC	United States	TCC-Lion Industrial, LLC	50		X

West Plano Land Company-GP LLC	United States	West Plano Land Investments Holding LP	10		X

Worth-Boca Associates, LLC	United States	Worth Street Associates, LLC	10		X

Schedule 3.08 – Subsidiaries – Investment Management

State/Country of Incorporation	Name of CBREGI Consolidated Subsidiary	CBREGI Consolidated Entity Equityholders	Security Held	Percent Owned of Security Class	Immaterial Subsidiary (Check if Applicable)	Investment Subsidiary (Check if Applicable)
Delaware - United States	615 North 48th Street HoldCo LLC	CBRE Global Investors, LLC	Percentage Ownership Interest	100.0%		x
Cayman Islands	APAC Team Co-Invest SPC Ltd.	CBRE Global Investors, Inc.	Class S Shares	100.0%	x
Netherlands	Beheermaatschappij W.T.C. Amsterdam B.V.	CBRE Global Investors (NL) B.V.	Ordinary Shares	100.0%		x
Jersey	CB Richard Ellis Alpha Plus Warehousing Ltd	CBRE Global Investors, Inc.	Common Equity	100.0%		x
Delaware - United States	CB Richard Ellis CR Carryco, LLC	CBRE Investors Executive Holding Company, LLC CBRE Investors GLT Carryco, LLC	Percentage Ownership Interest Percentage Ownership Interest	97.3% 2.7%		x
Delaware - United States	CB Richard Ellis DB Co-Invest, LLC	CBRE Global Investors, Inc. CBRE Investors Executive Holding Company, LLC CBRE Investors Partners Pool 05, LLC	Class A Shares Class B Shares Class B Shares	86.7% 93.1% 2.6%	x
Delaware - United States	CB Richard Ellis DH CarryCo LLC	CBRE Global Investors, Inc. CBRE Investors Executive Holding Company, LLC CBRE Investors GLT Carryco, LLC	Common Equity Carried Interest Carried Interest	100.0% 97.3% 2.7%		x
Luxembourg	CB Richard Ellis DH Co-Invest S.a r.l.	CB Richard Ellis DH CarryCo LLC	Shares	60.6%	x
Luxembourg	CB Richard Ellis European Warehousing S.à r.l.	CBRE Global Investors Asia Holdings B.V. CBRE Global Investors Asia Holdings B.V.	Common Equity Preferred Stock	100.0% 78.5%		x

Luxembourg	CB Richard Ellis Global Alpha Series Sarl	CBRE Global Investors Asia Holdings B.V.	Common Equity	100.0%	x
Delaware - United States	CB Richard Ellis Global Real Estate Securities, LLC	CBRE Clarion Securities LLC	Common Equity	100.0%	x
Delaware - United States	CB Richard Ellis Global REIT Fund GP, LLC	CBRE Clarion Securities LLC	Common Equity	100.0%	x
England	CB Richard Ellis Investor Partner Limited	CBRE Global Investors Europe Holdings Limited	Ordinary	100.0%	x
Hong Kong	CB Richard Ellis Investors Limited	CBRE Global Investors Asia Holdings B.V.	Common Equity	100.0%	x
Delaware - United States	CB Richard Ellis Investors SP Asia, LLC	CBRE Global Investors, LLC	Common Equity	100.0%	x
Delaware - United States	CB Richard Ellis Investors/U.S. Advisor, LLC	CBRE Global Investors, LLC	Common Equity	100.0%	x
Delaware - United States	CB Richard Ellis Partners III, L.L.C.	CBRE Global Investors, LLC CBRE Investors Executive Holding Company, LLC	Common Equity Carried Interest	69.3% 65.0%	x
Delaware - United States	CB Richard Ellis Partners U.S. IV, L.L.C.	CBRE Global Investors, LLC CBRE Strategic Investors U.S. IV, L.L.C.	Class B Units Class A Units	38.7% 100.0%	x
Delaware - United States	CB Richard Ellis Partners U.S. Opportunity 5 GP, L.L.C.	CBRE Global Investors, LLC CBRE Strategic Investors U.S. Opportunity 5, L.L.C.	Class B Units Class A Member	80.4% 100.0%	x
Delaware - United States	CB Richard Ellis Partners U.S. Value 5 GP, L.L.C.	CBRE Global Investors, LLC CBRE Strategic Investors U.S. Value 5, L.L.C.	Class B Units Class A Member	80.6% 100.0%	x
United Kingdom	CB Richard Ellis PT GP Limited	CBRE Global Investors Europe Holdings Limited	Ordinary	100.0%	x
Delaware - United States	CB Richard Ellis SPA II GP, LLC	CBRE Global Investors, LLC	Common Equity	100.0%	x
Delaware - United States	CB Richard Ellis SPE II Carryco, LLC	CBRE Global Investors, Inc. CBRE Global Investors, Inc. CBRE Investors Executive Holding Company, LLC CBRE Investors GLT Carryco, LLC	A Shares B Shares B Shares B Shares	87.9% 33.3% 33.3% 33.3%	x

Luxembourg	CB Richard Ellis SPE II Co-Invest S.à r.l.	CB Richard Ellis SPE II Carryco, LLC CBRE Global Investors, Inc.	Shares Shares	61.0% 1.4%	x
Delaware - United States	CB Richard Ellis SPE II G.P., LLC	CBRE Global Investors, Inc.	Common Equity	81.5%		x
Delaware - United States	CB Richard Ellis SPE III CarryCo LLC	CBRE Global Investors, Inc. CBRE Global Investors, Inc. CBRE Investors Executive Holding Company, LLC CBRE Investors GLT Carryco, LLC	A Shares B Shares B Shares B Shares	87.9% 33.3% 33.3% 33.3%		x
Luxembourg	CB Richard Ellis SPE III Co-Invest 1 S.a r.l.	CB Richard Ellis SPE III CarryCo LLC CB Richard Ellis SPE III CarryCo LLC CB Richard Ellis SPE III CarryCo LLC CB Richard Ellis SPE III CarryCo LLC	Class A Shares Class B Shares Class C Shares Class D Shares	100.0% 100.0% 100.0% 100.0%		x
Delaware - United States	CB Richard Ellis SPE III Co-Invest 2 LLC	CBRE Global Investors, Inc. CBRE Global Investors, LLC	Class A Shares Class A Shares	88.1% 5.7%	x
Delaware - United States	CB Richard Ellis SPE III GP, LLC	CBRE Global Investors, Inc.	Common Equity	100.0%		x
Delaware - United States	CB Richard Ellis SPUK G.P. II, LLC	CBRE Global Investors, Inc.	Shares	87.7%		x
Delaware - United States	CB Richard Ellis SPUK G.P. III, LLC	CBRE Global Investors, Inc.	Shares	84.0%		x
Delaware - United States	CB Richard Ellis Venture Investors, LLC	CBRE Global Investors, LLC	Common Equity	77.3%		x
Jersey	CB SPUK Carry Co 1 Limited	CBRE Global Investors, Inc. CBRE Investors Executive Holding Company, LLC CB-Spuk Investment Adviser Limited	Ordinary Shares Ordinary Shares Special Shares	78.0% 22.0% 100.0%		x

Jersey	CB SPUK Carry Co. 2 Limited

CBRE Global Investors, Inc.

CBRE Global Investors, Inc.

CBRE Global Investors, Inc.

CBRE Global Investors, LLC

CBRE Global Investors, LLC

CBRE Investors Executive Holding Company, LLC

CBRE Investors Executive Holding Company, LLC

CBRE Investors Partners Pool I 04, LLC

CBRE Investors Partners Pool I 04, LLC

			Ordinary B Ordinary Shares Special Shares Ordinary B Ordinary Shares Ordinary B Ordinary Shares Ordinary B Ordinary Shares	47.5% 52.5% 100.0% 0.2% 0.2% 15.0% 15.0% 2.0% 2.0%	x
Delaware - United States	CBRE Advisors LLC	CBRE Global Investors, LLC CBRE Global Investors, LLC CBRE Investors Executive Holding Company, LLC CBRE Investors Partners Pool I 04, LLC	Distributable Cash Percentage Interest Sale Event Percentage Interest Sale Event Percentage Interest Sale Event Percentage Interest	100.0% 35.1% 47.8% 2.3%	x
Cayman Islands	CBRE AVF Holdco Limited	CBRE AVF Management Limited	Ordinary Shares	100.0%	x
Cayman Islands	CBRE AVF Management Limited	CBRE Global Investors Asia Holdings B.V.	Ordinary Shares	100.0%	x
Netherlands	CBRE AZL Management BV	CBRE Global Investors (NL) B.V.	Ordinary Shares	100.0%	x
Delaware - United States	CBRE Capital Partners Co-Investment I GP, LLC	CBRE Capital Partners U.S. I GP, LLC CBRE Capital Partners U.S. Special Situations I GP, LLC	Membership Units Membership Units	56.0% 44.0%	x

Delaware - United States	CBRE Capital Partners Co-Investment I SLP, LLC	CBRE Capital Partners U.S. I GP, LLC CBRE Capital Partners U.S. Special Situations I GP, LLC	Membership Units Membership Units	56.0% 44.0%	x
Delaware - United States	CBRE Capital Partners Co-Investment Management I, LLC	CBRE Capital Partners U.S. I Management, LLC CBRE Capital Partners U.S. Special Situations I Management, LLC	Membership Units Membership Units	56.0% 44.0%	x
Delaware - United States	CBRE Capital Partners U.S. Holdco, LLC	CBRE Global Investors, LLC	LLC Interest	60.0%	x
Delaware - United States	CBRE Capital Partners U.S. I GP, LLC	CBRE Capital Partners U.S. Holdco, LLC CBRE Global Investors, LLC Third Party Investors	Percentage Ownership Interest Percentage Ownership Interest Percentage Ownership Interest	88.6% 0.2% 11.1%	x
Delaware - United States	CBRE Capital Partners U.S. I Management, LLC	CBRE Capital Partners U.S. Holdco, LLC CBRE Global Investors, LLC Third Party Investors	Percentage Ownership Interest Percentage Ownership Interest Percentage Ownership Interest	88.6% 0.2% 11.1%	x
Delaware - United States	CBRE Capital Partners U.S. Manager, LLC	CBRE Global Investors, LLC	Common Equity	100.0%	x
Delaware - United States	CBRE Capital Partners U.S. Special Situations I GP, LLC	CBRE Capital Partners U.S. Holdco, LLC CBRE Global Investors, LLC Third Party Investors	Percentage Ownership Interest Percentage Ownership Interest Percentage Ownership Interest	88.6% 0.2% 11.1%	x

Delaware - United States	CBRE Capital Partners U.S. Special Situations I Management, LLC	CBRE Capital Partners U.S. Holdco, LLC CBRE Global Investors, LLC Third Party Investors	Percentage Ownership Interest Percentage Ownership Interest Percentage Ownership Interest	88.6% 0.2% 11.1%	x
United Kingdom	CBRE Central London (General Partner) Ltd	CBRE Global Investors (UK) Ltd	Ordinary Shares	100.0%	x
Hong Kong	CBRE China Capital Partners Limited	CBRE Global Investors Asia Holdings B.V.	Ordinary Shares	100.0%	x
Cayman Islands	CBRE China Opportunity Fund II L.P.	CBRE COF II Management Limited CBRE Global Investors, Inc.	General Partner Interest Limited Partner Interest	100.0% 100.0%	x x
Delaware - United States	CBRE Clarion Global Listed Infrastructure Fund LP	CBRE Clarion Securities LLC CBRE Clarion Securities LLC	General Partner Interest Limited Partner Interest	100.0% 100.0%	x
Delaware - United States	CBRE Clarion CRA Holdings, Inc.	CBRE Clarion REI Holding, Inc.	Common Equity	100.0%	x
Japan	CBRE Clarion Japan K.K.	CBRE Clarion Securities LLC	Common Equity	100.0%
Delaware - United States	CBRE Clarion REI Holding, Inc.	CBRE, Inc.	Common Equity	100.0%	x
Hong Kong	CBRE Clarion Securities HKG Limited	CBRE Clarion Securities LLC	Common Equity	100.0%
Delaware - United States	CBRE Clarion Securities Holdings LLC	CBRE Clarion CRA Holdings, Inc.	Class A Units	95.3%	x
Delaware - United States	CBRE Clarion Securities LLC	CBRE Clarion Securities Holdings LLC	Percentage Ownership Interest	100.0%

Australia	CBRE Clarion Securities PTY Limited	CBRE Clarion Securities LLC	Common Equity	100.0%
United Kingdom	CBRE Clarion Securities UK Ltd	CBRE Clarion Securities LLC	Common Equity	100.0%
Barbados	CBRE COF Holdco SRL	CBRE COF Management Limited	Ordinary	100.0%	x
Cayman Islands	CBRE COF II Management Limited	CBRE Global Investors Asia Holdings B.V.	Ordinary Shares	100.0%	x
Cayman Islands	CBRE COF Management Limited	CBRE Global Investors Asia Holdings B.V.	Ordinary Shares	100.0%	x
Netherlands	CBRE Dutch Office Fund Management BV	CBRE Global Investors (NL) B.V.	Ordinary	100.0%	x
Netherlands	CBRE Dutch Residential Fund Management BV	CBRE Global Investors (NL) B.V.	Ordinary	20.0%	x
Netherlands	CBRE Dutch Retail Fund for Developments Beheer Maatschappij BV	CBRE Global Investors (NL) B.V.	Ordinary	20.0%	x
Netherlands	CBRE Dutch Retail Fund Management BV	CBRE Global Investors (NL) B.V.	Ordinary	20.0%	x
Netherlands	CBRE EIF Management BV	CBRE Global Investors Europe BV	Ordinary	100.0%	x
Netherlands	CBRE EOF Management BV	CBRE Global Investors Europe BV	Ordinary	100.0%	x
Netherlands	CBRE ESCF Management BV	CBRE Global Investors Europe BV	Ordinary Shares	100.0%	x
Netherlands	CBRE FRF Management BV	CBRE Global Investors Europe BV	Ordinary	100.0%	x
England	CBRE Global Collective Investors UK Limited	CBRE Global Investors Europe Holdings Limited	Ordinary	100.0%	x
Hong Kong	CBRE Global Investors (Asia Pacific) Limited	CBRE China Capital Partners Limited	Ordinary Shares	100.0%
Hong Kong	CBRE Global Investors (Asia) Limited	CBRE China Capital Partners Limited	Ordinary Shares	100.0%	x
Guernsey	CBRE Global Investors (Guernsey) Ltd	CBRE Global Investors (UK) Ltd	Ordinary Shares	100.0%	x
Jersey	CBRE Global Investors (Jersey) Ltd	CBRE Global Investors Asia Holdings B.V.	Common Equity	100.0%	x
South Korea	CBRE Global Investors (Korea) Limited	CBRE Global Investors Asia Holdings B.V.	Ordinary Shares	100.0%
Netherlands	CBRE Global Investors (NL) B.V.	CBRE Global Investors Europe BV	Ordinary	100.0%	x

Singapore	CBRE Global Investors (Singapore) Pte. Ltd	CBRE Global Investors Asia Holdings B.V.	Ordinary Shares	100.0%
Hong Kong	CBRE Global Investors (Taiwan) Limited	CBRE Global Investors Asia Holdings B.V.	Ordinary Shares	100.0%
United Kingdom	CBRE Global Investors (UK Funds) Limited	CBRE Global Investors (UK) Ltd	Ordinary Shares	100.0%	x
United Kingdom	CBRE Global Investors (UK Investments) Ltd	CBRE Global Investors (UK) Ltd	Ordinary	100.0%	x
United Kingdom	CBRE Global Investors (UK) Ltd	CBRE Global Investors Europe Holdings Limited CBRE Global Investors Group (UK) Ltd CBRE Global Investors Group (UK) Ltd	“D” Ordinary Shares Ordinary A Ordinary B	100.0% 100.0% 100.0%
Delaware - United States	CBRE Global Investors Acquisitions, LLC	CBRE Global Investors, LLC	Common Equity	100.0%	x
Netherlands	CBRE Global Investors Asia Holdings B.V.	Relam Amsterdam Holdings BV	Common Equity	100.0%	x
Austria	CBRE Global Investors Austria GmbH	CBRE Global Investors Europe BV	Share Capital	100.0%	x
Belgium	CBRE Global Investors Belgium SA	CBRE Global Investors Europe BV CBRE Global Investors Europe Holdings BV	Common Shares Common Shares	99.0% 1.0%
Czech Republic	CBRE Global Investors Central Europe s.r.o.	CBRE Global Investors Europe BV CBRE Global Investors Europe Holdings BV	Common Equity Common Equity	99.0% 1.0%
United Kingdom	CBRE Global Investors Corporate Director UK Limited	CBRE Global Investors Europe Holdings Limited	Ordinary	100.0%	x
Czech Republic	CBRE Global Investors Czech Republic s.r.o.	CBRE Global Investors Europe BV CBRE Global Investors Europe Holdings BV	Common Equity Common Equity	99.0% 1.0%
Luxembourg	CBRE Global Investors DR Co-Invest S.à r.l.	CBRE Global Investors, LLC CBRE Global Investors, LLC CBRE Global Investors, LLC CBRE Investors Executive Holding Company, LLC CBRE Investors Partners Pool I 04, LLC	Class A1 Ordinary Shares Class A2 Ordinary Shares Class B1 Ordinary Shares Class B2 Ordinary Shares Class B2 Ordinary Shares	9.8% 100.0% 62.0% 96.2% 3.1%	x

Netherlands	CBRE Global Investors EMEA MAG B.V.	CBRE Global Investors Europe BV	Ordinary	100.0%	x
Netherlands	CBRE Global Investors Europe BV	CBRE Global Investors Europe Holdings Limited	Ordinary	100.0%	x
Netherlands	CBRE Global Investors Europe Carried Interest BV	CBRE Global Investors Europe BV CBRE Global Investors Europe BV Stichting Administratiekantoor CBRE Carried Interest	Shares A Depository receipts Shares I	100.0% 50.0% 100.0%	x
Netherlands	CBRE Global Investors Europe Holdings BV	CBRE Global Investors Europe BV	Ordinary Shares	100.0%	x
United Kingdom	CBRE Global Investors Europe Holdings Limited	CBRE Limited	Ordinary	100.0%	x
Japan	CBRE Global Investors Finance Japan 2 KK	CBRE Global Investors Finance Japan KK	Ordinary Shares	100.0%	x
Japan	CBRE Global Investors Finance Japan KK	CBRE China Capital Partners Limited	Shares	100.0%	x
Finland	CBRE Global Investors Finland Oy	CBRE Global Investors Europe BV	Ordinary Shares	100.0%
France	CBRE Global Investors France SAS	CBRE Global Investors Europe BV CBRE Global Investors Europe Holdings BV	Normal shares Normal shares	100.0% 0.0%
France	CBRE Global Investors France SGP SAS	CBRE Global Investors France SAS	Common Equity	100.0%	x
Germany	CBRE Global Investors Germany GmbH	CBRE Global Investors Europe BV	Normal shares	100.0%
Germany	CBRE Global Investors GmbH	CBRE Global Investors Asia Holdings B.V.	Common Equity	100.0%

United Kingdom	CBRE Global Investors GMM UK Limited	CBRE Global Investors Europe Holdings Limited	Ordinary	100.0%	x
Delaware - United States	CBRE Global Investors GPIF Management, LLC	CBRE Global Investors, LLC	Percentage Ownership Interest	100.0%	x
United Kingdom	CBRE Global Investors Group (UK) Ltd	CBRE Global Investors Europe Holdings Limited	Class A1 Ordinary Shares	100.0%	x
		CBRE Global Investors Europe Holdings Limited	Class B1 Ordinary Shares	100.0%
		CBRE Global Investors Europe Holdings Limited	Ordinary A	100.0%
		CBRE Global Investors Europe Holdings Limited	Ordinary B	100.0%
Delaware - United States	CBRE Global Investors Headway GP, LLC	CBRE Global Investors, LLC	Percentage Ownership Interest	100.0%	x
Hungary	CBRE Global Investors Hungary Kft.	CBRE Global Investors Europe BV	Common Equity	0.0%
Italy	CBRE Global Investors Italy S.p.A. In Liquidazione	CBRE Global Investors Italy Srl	Ordinary Shares	100.0%	x
Italy	CBRE Global Investors Italy Srl	CBRE Global Investors Europe BV	Sole Quota	100.0%
Japan	CBRE Global Investors Japan KK	CBRE Global Investors Asia Holdings B.V.	Ordinary Shares	100.0%
United Kingdom	CBRE Global Investors Limited	CBRE Global Investors Europe Holdings Limited	Ordinary	100.0%
Netherlands	CBRE Global Investors LPF Management (Netherlands) B.V.	CBRE Global Investors (NL) B.V.	Ordinary Shares	100.0%	x
Luxembourg	CBRE Global Investors Luxembourg Sarl	CBRE Global Investors Asia Holdings B.V.	Common Equity	100.0%
Dubai	CBRE Global Investors Middle East Limited	CBRE Global Investors Asia Holdings B.V.	Common Equity	100.0%
Sweden	CBRE Global Investors Nordics AB	CBRE Global Investors Europe BV	Ordinary Shares	100.0%
Luxembourg	CBRE Global Investors Open-Ended GP S.a r.l	CBRE Global Investors Asia Holdings B.V.	Common Equity	100.0%	x
Netherlands	CBRE Global Investors Personnel Services BV	CBRE Global Investors Europe BV	Ordinary Shares	100.0%

Poland	CBRE Global Investors Poland SP. Z.o.o.	CBRE Global Investors Europe BV	Common Equity	100.0%
Romania	CBRE Global Investors Romania SRL	CBRE Global Investors Europe BV	Common Equity	100.0%	x
Italy	CBRE Global Investors SGR p.A.	CBRE Global Investors Asia Holdings B.V.	Ordinary Shares	96.0%
		Relam Amsterdam Holdings BV	Ordinary Shares	4.0%
PRC	CBRE Global Investors Shanghai Co. Ltd.	CBRE Global Investors Asia Holdings B.V.	Equity Shares	100.0%
Slovakia	CBRE Global Investors Slovakia s.r.o.	CBRE Global Investors Europe BV	Common Equity	99.9%	x
		CBRE Global Investors Europe Holdings BV	Common Equity	0.1%
Spain	CBRE Global Investors Southern Europe S.L.	CBRE Global Investors Europe BV	Common Equity	100.0%
California	CBRE Global Investors, Inc. (1)	CBRE, Inc.	Common	100.0%	x
Delaware - United States	CBRE Global Investors, LLC (1)	CBRE, Inc.	Percentage Ownership Interest	100.0%
Delaware - United States	CBRE Global Value Investors, LLC	CBRE Global Investors, LLC	Common Equity	100.0%	x
England and Wales	CBRE GLP Feeder General Partner Limited	CBRE Global Collective Investors UK Limited	Ordinary	100.0%	x
United Kingdom	CBRE GMM Asia Alpha Plus II CarryCo GP Limited	CBRE Global Investors Europe Holdings Limited	Ordinary	100%	x
Scotland	CBRE GMM Asia Alpha Plus II CarryCo LP	CBRE Global Investors, LLC	Carried Interest Units	64.7%	x
		CBRE Global Investors, LLC	Limited Partner Interest	18.2%
		CBRE GMM Asia Alpha Plus II CarryCo GP Limited	General Partner Interest	100.0%
Singapore	CBRE GMM Asia Pacific Fund Management Pte. Ltd.	CBRE GMM Global Holding B.V.	Ordinary	100%	x
Netherlands	CBRE GMM Continental Europe B.V.	CBRE GMM Global Holding B.V.	Ordinary Shares	100.0%
Netherlands	CBRE GMM Eurosiris Fund Management B.V.	CBRE GMM Global Holding B.V.	Common Equity	100.0%	x

Netherlands	CBRE GMM Global Holding B.V.	CBRE Global Investors Europe Holdings Limited	Ordinary Shares	100.0%		x
Netherlands	CBRE GMM Global Osiris Fund Management B.V.	CBRE GMM Global Holding B.V.	Ordinary Shares	100.0%		x
Luxembourg	CBRE GMM Global Osiris Luxemburg S.a r.l.	CBRE GMM Global Holding B.V.	Common Equity	100.0%		x
Delaware - United States	CBRE Investors Executive Holding Company, LLC	CBRE Global Investors, LLC	Membership Units	45%- 55%		x
		Third Party Investors	Membership Units	45%- 55%
Delaware - United States	CBRE Investors Global Multi Manager, LLC	CBRE Global Investors, LLC	Percentage Ownership Interest	100.0%		x
Delaware - United States	CBRE Investors GLT Carryco, LLC	CBRE Global Investors, LLC	Units	0.0%	x
Shanghai	CBRE Investors Management Consulting (Shanghai) Co., Ltd	CB Richard Ellis Investors Limited	Common Equity	100.0%		x
Delaware - United States	CBRE Investors Partners Pool 05, LLC	CBRE Global Investors, LLC	Units	30.0%	x
Delaware - United States	CBRE Investors Partners Pool I 04, LLC	CBRE Global Investors, LLC	Units	40.0%	x
Netherlands	CBRE Global Investors Sponsor Co-Invest B.V.	CBRE Global Investors Luxembourg Sarl	Ordinary Shares	100%	x
Netherlands	CBRE IRF Management BV	CBRE Global Investors Europe BV	Ordinary Shares	100.0%		x
Netherlands	CBRE IVAF Management BV	CBRE Global Investors Europe BV	Ordinary Shares	100.0%		x
Netherlands	CBRE Kantoren Management BV	CBRE Global Investors (NL) B.V.	Ordinary	100.0%		x
United Kingdom	CBRE Lionbrook (General Partner) Ltd	CBRE Global Investors (UK) Ltd	Ordinary	100.0%		x
Netherlands	CBRE LPFE Management BV	CBRE Global Investors Europe BV	Ordinary Shares	100.0%		x
Delaware - United States	CBRE Multi-Family Advisor, LLC	CBRE Global Investors, Inc.	Common Equity	100.0%		x
Netherlands	CBRE NPF Management BV	CBRE Global Investors Europe BV	Ordinary Shares	100.0%		x
Guernsey	CBRE PFCE Management Ltd	CBRE Global Investors Europe BV	Common Equity	100.0%		x
Netherlands	CBRE PFCEE Management BV	CBRE Global Investors Europe BV	Ordinary Shares	100.0%		x

Delaware - United States	CBRE REIT Holdings LLC	CBRE Global Investors, LLC	Class A Distribution Interest	100.0%	x
		CBRE Global Investors, LLC	Class B Distribution Interest and Distribution Percentage	0.0%
		CBRE Investors Executive Holding Company, LLC	Class B Distribution Interest and Distribution Percentage	46.5%
		CBRE Investors Partners Pool I 04, LLC	Class B Distribution Interest and Distribution Percentage	2.3%
United Kingdom	CBRE Retail Property Fund (General Partner) Limited	CBRE Global Investors (UK) Ltd	Ordinary Shares	100.0%	x
Netherlands	CBRE RPFFB Management BV	CBRE Global Investors Europe BV	Ordinary Shares	100.0%	x
Guernsey	CBRE RPFI Management Ltd	CBRE Global Investors Europe BV	Ordinary Shares	100.0%	x
Netherlands	CBRE RPPSE Management BV	CBRE Global Investors Europe BV	Ordinary Shares	100.0%	x
Netherlands	CBRE Sector Kantoren Management B.V.	CBRE Global Investors (NL) B.V.	Ordinary Shares	100.0%	x
Netherlands	CBRE Sector Winkels Management BV	CBRE Global Investors (NL) B.V.	Ordinary Shares	100.0%	x
Netherlands	CBRE Sector Woningen Management BV	CBRE Global Investors (NL) B.V.	Ordinary Shares	100.0%	x
Delaware - United States	CBRE SP U.S. Opportunity 5 Wood Partners GP, L.L.C.	CBRE Strategic Investors U.S. Opportunity 5, L.L.C.	Common Equity	100.0%	x
Delaware - United States	CBRE SPA II Co-Investment, LLC	CBRE Global Investors, LLC	Capital Units	84.9%	x
		CBRE Global Investors, LLC	Carried Interest Units	7.7%
		CBRE Global Investors, LLC	Reserve Units	1.2%

		CBRE Investors Executive Holding Company, LLC	Carried Interest Units	57.7%
		CBRE Investors Executive Holding Company, LLC	Reserve Units	96.0%
		CBRE Investors GLT Carryco, LLC	Carried Interest Units	1.6%
		CBRE Investors GLT Carryco, LLC	Reserve Units	2.8%
		Reserve	Carried Interest Units	5.0%
Delaware - United States	CBRE Strategic Investors U.S. IV, L.L.C.	CBRE Global Investors, LLC	LLC Interest	1.1%		x
		CBRE Investors Executive Holding Company, LLC	LLC Interest	88.8%
		CBRE Investors Partners Pool 05, LLC	LLC Interest	2.5%
		Reserve	LLC Interest	7.7%
Delaware - United States	CBRE Strategic Investors U.S. Opportunity 5, L.L.C.	CBRE Global Investors, LLC	LLC Interest	0.4%		x
		CBRE Investors Executive Holding Company, LLC	LLC Interest	88.8%
		CBRE Investors GLT Carryco, LLC	LLC Interest	3.1%
Delaware - United States	CBRE Strategic Investors U.S. Value 5, L.L.C.	CBRE Global Investors, LLC	LLC Interest	0.4%		x
		CBRE Investors Executive Holding Company, LLC	LLC Interest	88.8%
		CBRE Investors GLT Carryco, LLC	LLC Interest	3.1%
Delaware - United States	CBRE Strategic Partners U.S. Value 6 Carry, LLC	CBRE Global Investors, LLC	Leadership Distribution Units	80.0%		x
Delaware - United States	CBRE Strategic Partners U.S. Value 6 GP, LLC	CBRE Global Investors, LLC	Class B Member	22.5%		x
		CBRE Strategic Partners U.S. Value 6 Carry, LLC	Class A Member	100.0%
Delaware - United States	CBRE Strategic U.S. IV Blocker GP, LLC	CBRE Global Investors, LLC	Percentage Ownership Interest	100.0%	x
Netherlands	CBRE Tower Beheer BV	CBRE Global Investors (NL) B.V.	Ordinary Shares	100.0%		x

United Kingdom	CBRE UK Residential (General Partner) Ltd	CBRE Lionbrook (General Partner) Ltd	Ordinary Shares	100.0%	x
Netherlands	CBRE Winkels Beheer Maatschappij BV	CBRE Global Investors (NL) B.V.	Ordinary Shares	100.0%	x
Netherlands	CBRE Winkels Management BV	CBRE Global Investors (NL) B.V.	Ordinary Shares	100.0%	x
Netherlands	CBRE Woningen Beheer Maatschappij BV	CBRE Global Investors (NL) B.V.	Ordinary Shares	100.0%	x
Netherlands	CBRE Woningen Management BV	CBRE Global Investors (NL) B.V.	Ordinary Shares	100.0%	x
Delaware - United States	CBRE Wood Partners Development Fund 3 Carry, LLC	CBRE Global Investors, LLC	Sponsor Distribution Units	100.0%	x
Delaware - United States	CBRE Wood Partners Development Fund 3 GP, LLC	CBRE Wood Partners Development Fund 3 Carry, LLC	Class A Units	100.0%	x
Delaware - United States	CBREI Leaseco Manager 2, LLC	CBRE Global Investors, Inc.	Percentage Ownership Interest	100.0%	x
Delaware - United States	CBREI Leaseco Manager, LLC	CBRE Global Investors, Inc.	Percentage Ownership Interest	100.0%	x
Jersey	CB-SPUK Carry Co. 3 Limited	CBRE Global Investors, Inc.	Class A Shares	53.5%	x
		CBRE Global Investors, Inc.	Class B Shares	50.0%
		CBRE Global Investors, Inc.	Special Shares	100.0%
		CBRE Investors Executive Holding Company, LLC	Class A Shares	13.3%
		CBRE Investors Executive Holding Company, LLC	Class B Shares	12.4%
		CBRE Investors GLT Carryco, LLC	Class A Shares	2.6%
		CBRE Investors GLT Carryco, LLC	Class B Shares	2.4%
United Kingdom	CB-Spuk Investment Adviser Limited	CBRE Global Investors Europe Holdings Limited	Ordinary	100.0%	x
Guernsey	Covent Garden (General Partner) Ltd.	CBRE Global Investors (UK) Ltd	Ordinary	50.0%	x

Delaware - United States	Global Innovation Advisor, LLC	CBRE Global Investors, LLC	Common Equity	100.0%	x
Delaware -United States	Global Innovation Contributors, LLC	CBRE Global Investors, LLC	Company Interest	84.8%	x
Delaware -United States	Global Innovation Manager, LLC	CBRE Investors Executive Holding Company, LLC	Company Interest	50.0%	x
Guernsey	ING European Infrastructure (Guernsey General Partner) Ltd	ING Real Estate Investment Management (UK) BV	Ordinary Shares	100.0%	x
Netherlands	ING Real Estate FBVAF Management B.V.	CBRE Global Investors Europe BV	Ordinary Shares	100.0%	x
Guernsey	Michael House Ltd.	CBRE Global Investors (UK) Ltd	Ordinary Shares	50.0%	x
Luxembourg	Miroir Holding Sarl	SPE Office SARL	Common Equity	100.0%	x
France	Nathan Investissements S.a.r.l.	CBRE Global Investors Asia Holdings B.V.	Common Equity	0.5%	x
United Kingdom	Oxford Property Consultants Limited	CBRE Global Investors Europe Holdings Limited	Ordinary Shares	100.0%	x
United Kingdom	Partnership Shares Limited	CBRE Global Investors (UK) Ltd	Ordinary	100.0%	x
Cayman Islands	Phoenix Real Estate Fund GP Limited	CBRE Global Investors Asia Holdings B.V.	Ordinary Shares	100.0%	x
Netherlands	REOFN Fund Management BV	CBRE Global Investors (NL) B.V.	Ordinary	100.0%	x
Netherlands	RFM Regulated Fund Management BV	RFM Regulated Funds Europe BV	Ordinary	100.0%	x
Netherlands	RFM Regulated Funds Europe BV	CBRE Global Investors (NL) B.V.	Ordinary	100.0%	x
Netherlands	RFM Woningfonds I BV	RFM Regulated Funds Europe BV	Ordinary	100.0%	x
Netherlands	RFM Woningfonds II BV	RFM Regulated Funds Europe BV	Ordinary	100.0%	x
Netherlands	RFM Woningfonds IV BV	RFM Regulated Funds Europe BV	Ordinary	100.0%	x
Netherlands	RFM Woningfonds VI BV	RFM Regulated Funds Europe BV	Common Equity	100.0%	x
Netherlands	RFM Woning-Winkelfonds III BV	RFM Regulated Funds Europe BV	Ordinary	100.0%	x
Netherlands	RFM Woning-Winkelfonds V BV	RFM Regulated Funds Europe BV	Ordinary Shares	100.0%	x
Guernsey	RPFI (Guernsey) Limited	CBRE Global Investors Europe BV	Common Equity	100.0%	x

Delaware - United States	SP5 Wood Partners Co-Investment Venture 2 GP, L.L.C.	CBRE Global Investors, LLC	Percentage Ownership Interest	100.0%		x
Delaware - United States	SP5 Wood Partners Development GP, L.L.C.	CBRE Global Investors, LLC	Percentage Ownership Interest	100.0%		x
Luxembourg	SPE Finance S.à r.l.	CB Richard Ellis European Warehousing S.à r.l.	Normal shares	100.0%		x
Luxembourg	SPE Office SARL	CB Richard Ellis European Warehousing S.à r.l.	Common Equity	100.0%		x
United Kingdom	SPUK (GP1) Limited	CBRE Global Investors Europe Holdings Limited	Ordinary	100.0%		x
Netherlands	Stichting Administratiekantoor CBRE Co-Invest ESCF	STAK - Control Through Board - No Equity Ownership	STAK	100.0%	x
Netherlands	Stichting Administratiekantoor CBRE Global Investors Team Co-Invest Foundation	STAK - Control Through Board - No Equity Ownership	STAK	100.0%	x
Guernsey	UK RF Title Company (Number 1) Ltd	CBRE Global Investors (UK) Ltd	Ordinary	100.0%		x
Delaware - United States	USA 615 North 48th St Management, LLC	CB Richard Ellis Investors/U.S. Advisor, LLC	Percentage Ownership Interest	100.0%		x
Delaware - United States	USA 615 North 48th St, LLC	615 North 48th Street HoldCo LLC	Percentage Ownership Interest	100.0%		x
Delaware - United States	USA Bristol Place Leaseco, LLC	CB Richard Ellis Investors/U.S. Advisor, LLC	Membership Interests	66.7%		x
Delaware - United States	USA Bristol Place, DST	CBRE Multi-Family Advisor, LLC Third Party Investors	Membership Units Membership Units	0.0% 100.0%		x
Delaware - United States	USA Heritage at Lakeside LeaseCo, LLC	CB Richard Ellis Investors/U.S. Advisor, LLC	Membership Interests	66.7%		x
Delaware - United States	USA Heritage at Lakeside, LLC	CB Richard Ellis Investors/U.S. Advisor, LLC	Membership Interests	66.7%		x
Delaware - United States	USA Houston Apartments Holdings, DST	CBRE Multi-Family Advisor, LLC Third Party Investors	Membership Units Membership Units	0.0% 100.0%		x
Delaware - United States	USA Houston Apartments Leaseco, LLC	CB Richard Ellis Investors/U.S. Advisor, LLC	Membership Interests	66.7%		x

Delaware - United States	USA Midtown Heights Leaseco, LLC	CB Richard Ellis Investors/U.S. Advisor, LLC	Membership Interests	66.7%	x
Delaware - United States	USA Midtown Heights, LLC	CB Richard Ellis Investors/U.S. Advisor, LLC	Membership Interests	66.7%	x
Delaware - United States	USA San Miguel Leaseco, LLC	CB Richard Ellis Investors/U.S. Advisor, LLC	Membership Interests	66.7%	x
Delaware - United States	USA San Miguel, DST	CBRE Multi-Family Advisor, LLC Third Party Investors	Membership Units Membership Units	0.0% 100.0%	x
Delaware - United States	USA Signature Ridge Leaseco, LLC	CB Richard Ellis Investors/U.S. Advisor, LLC	Membership Interests	66.7%	x
Delaware - United States	USA Signature Ridge, DST	CBRE Multi-Family Advisor, LLC Third Party Investors	Membership Units Membership Units	0.0% 100.0%	x
Delaware - United States	USA Sonterra LeaseCo, LLC	CB Richard Ellis Investors/U.S. Advisor, LLC	Membership Interests	66.7%	x
Delaware - United States	USA Sonterra, LLC	CB Richard Ellis Investors/U.S. Advisor, LLC	Membership Interests	66.7%	x
Delaware - United States	USA Tranquility Lake Leaseco, LLC	CB Richard Ellis Investors/U.S. Advisor, LLC	Membership Interests	66.7%	x
Delaware - United States	USA Tranquility Lake, LLC	CB Richard Ellis Investors/U.S. Advisor, LLC	Membership Interests	66.7%	x
Delaware - United States	USA View at Encino Commons Leaseco, LLC	CB Richard Ellis Investors/U.S. Advisor, LLC	Membership Interests	66.7%	x
Delaware - United States	USA View at Encino Commons, DST	CBRE Multi-Family Advisor, LLC Third Party Investors	Membership Units Membership Units	0.0% 100.0%	x

Schedule 3.09 – Litigation, Compliance with Laws

None

Schedule 3.19(a) – UCC Filing Offices

Debtor	Secured Party	Filing Office
CBRE Group, Inc.	Credit Suisse AG	Delaware Secretary of State

CB HoldCo, Inc.	Credit Suisse AG	Delaware Secretary of State

CBRE Services, Inc.	Credit Suisse AG	Delaware Secretary of State

CBRE, Inc.	Credit Suisse AG	Delaware Secretary of State

CB/TCC Holdings LLC	Credit Suisse AG	Delaware Secretary of State

CB/TCC Global Holdings Limited	Credit Suisse AG	District of Columbia, Recorder of Deeds

CB/TCC, LLC	Credit Suisse AG	Delaware Secretary of State

CBRE Loan Services, Inc.	Credit Suisse AG	Delaware Secretary of State

CBRE Technical Services, LLC	Credit Suisse AG	Delaware Secretary of State

CBRE/LJM Mortgage Company, L.L.C.	Credit Suisse AG	Delaware Secretary of State

Insignia/ESG Capital Corporation	Credit Suisse AG	Delaware Secretary of State

The Polacheck Company, Inc.	Credit Suisse AG	Wisconsin Department of Financial Institutions

CBRE Limited Partnership	Credit Suisse AG	District of Columbia, Recorder of Deeds

CBRE Partner, Inc.	Credit Suisse AG	Delaware Secretary of State

CBRE Clarion CRA Holdings, Inc.	Credit Suisse AG	Delaware Secretary of State

CBRE Clarion REI Holding, Inc.	Credit Suisse AG	Delaware Secretary of State

CBRE/LJM – Nevada, Inc.	Credit Suisse AG	Nevada Secretary of State

Schedule 4.02(a) – Foreign Counsel

CBRE Pty Limited (Australia Borrower) – Allens

CBRE Limited (New Zealand Borrower) – Chapman Tripp

CBRE Limited (Canadian Borrower) – McInnes Cooper

CBRE Limited (U.K. Borrower and CB/TCC Global Holdings Limited) – Wragge & Co LLP

CBRE Global Holdings, S.A.R.L. – AMMC Law

Relam Amsterdam Holdings, B.V. – AKD N.V.

CBRE Limited Partnership – Bedell Cristin

Schedule 6.01(a) – Indebtedness

(See attached)

Schedule 6.01(a) – Indebtedness – Debt

Country	Debtor	Description of Indebtedness		Amount
Australia	CBRE (C) Pty Ltd	ANZ Bank - Indemnity Guarantee	AUD	2,951,000

Australia	CBRE (C) Pty Ltd	ANZ Bank - Credit Card Facility	AUD	400,000

Australia	CBRE (C) Pty Ltd	ANZ Bank - Encashment facility	AUD	18,400

Australia	CBRE (C) Pty Ltd	ANZ Bank - Online facility	AUD	150,000

Australia	CBRE (C) Pty Ltd	ANZ Bank Overdraft Facility	AUD	1,000,000

Australia	CBRE (C) Pty Ltd	ANZ Bank - Encashment facility	AUD	5,000

Australia	CBRE (C) Pty Ltd	ANZ Bank - Corporate Lease Finance Facility	AUD	750,000

Australia	CBRE (C) Pty Ltd	ANZ Bank - Electronic Payaway Facility	AUD	650,000

Austria	CBRE Gmbh	Unicredit overdraft facility	EUR	26,000

Canada	CBRE Limited	Letter of Credit Facility - Canada Post Corporation as beneficiary	CAD	20,000

Canada	CBRE Limited	Letter of Credit Facility - Ontario Infrastructure and Lands Corporation as beneficiary	CAD	5,000,000

Canada	CBRE Limited	Letter of Credit Facility - Public Works and Government Services	CAD	2,000,000

Cayman Islands	Raven Insurance Company, Ltd.	Letter of Credit Facility for insurance related letters of credit	USD	28,000,000

Cayman Islands	Raven Insurance Company, Ltd.	Letter of Credit Facility - Zurich American Insurance Company as beneficiary	USD	11,550,301

Cayman Islands	Raven Insurance Company, Ltd.	Letter of Credit Facility - ACE American Insurance Company as beneficiary	USD	3,500,000

Europe	Various entities in Europe	HSBC Bank Euro Pool overdraft line	EUR	20,000,000

France	CBRE Holding SAS	HSBC Bank Overdraft Facility	EUR	5,000,000

Hong Kong	CBRE HK Limited	HSBC Bank - Combined Overdraft	HKD	9,000,000

Ireland	CBRE	Bank of Ireland overdraft facility	EUR	100,000

Japan	CBRE KK	Mitsubishi Tokyo UFJ Bank	JPY	600,000,000

Japan	CBRE KK	Sumitomo Mitsui Banking Corporation	JPY	800,000,000

Japan	CBRE KK	Mizuho Bank	JPY	400,000,000

New Zealand	CBRE Limited	ANZ Bank - Overdraft	NZD	300,000

New Zealand	CBRE Limited	ANZ Bank - Credit Card Facility	NZD	20,000

Russia	CBRE LLC	Raiffesenbank overdraft facility	RUB	1,350,000

Singapore	CBRE (Pte) Ltd	HSBC Bank - Combined Overdraft	SGD	1,200,000

Spain	CBRE Real Estate S.A.	HSBC Bank Overdraft Facility	EUR	2,000,000

United Kingdom	CBRE Limited	HSBC Bank Engagement facilities	EUR	1,000,000

United Kingdom	CBRE Limited	HSBC BankForeign Cheques for Negotiation facilities	GBP	250,000

United States	Atascocita Commons Assoc. II	Development Services Recourse Debt - Comerica Bank	USD	2,450,994

United States	High Street Carrollton, LLC (1)	Development Services Recourse Debt - Frost Bank	USD	1,360,000

United States	TC Bellbrook Industrial, LLC	Development Services Recourse Debt - Gramercy Warehouse Funding II LLC	USD	9,936,000

United States	CBRE, Inc.	Letter of Credit Facility - Zurich American Insurance Company as beneficiary	USD	10,819,000

United States	Trammell Crow Company	Letter of Credit Facility - ACE American Insurance Company as beneficiary	USD	1,358,000

Various	Various	Capital Lease Obligation (in various currencies)	USD	9,314,000

(1)	Maximum guarantee amount. As of 3/1/2013, actual balance was $20,348.

Schedule 6.01(a) – Indebtedness – Guarantee

Country	Debtor	Description of Guarantee		Balance
Australia	CBRE (C) Pty Ltd.	Rent and Other Obligations Guarantee for 363 George Street Sydney	AUD	727,111

Australia	CBRE (C) Pty Ltd.	Rent Guarantee to 10-14 Smith St, Parramatta	AUD	65,627

Australia	CBRE (C) Pty Ltd.	Tenants obligations under the leases of the premises level 4, 24 York St Sydney	AUD	273,219

Australia	CBRE (C) Pty Ltd.	Rent Guarantee for 8a/11 Lord Street, Botany NSW	AUD	47,557

Australia	CBRE (C) Pty Ltd.	ANZ Bank Guarantee	AUD	20,693

Australia	CBRE (C) Pty Ltd.	ANZ Bank Guarantee	AUD	20,693

Australia	CBRE (C) Pty Ltd.	LAKES BUSINESS PART (NSW) PTY LTD -- South Sydney Office	AUD	18,500

Australia	CBRE (C) Pty Ltd.	ANZ Bank Guarantee - CBRE Lease 363 George St Sydney	AUD	3,200,141

Australia	CBRE (C) Pty Ltd.	Fasako Pty Ltd -- China Town Centre, 401-411 Sussex Street	AUD	52,000

Australia	CBRE (C) Pty Ltd.	ANZ Bank Guarantee - Gold Coast lease - South Sky Investments	AUD	64,350

Australia	CBRE (C) Pty Ltd.	ANZ Bank Guarantee - Level 3, 1 Eagle Street, Brisbane - Lease Guarantee	AUD	739,200

Australia	CBRE (C) Pty Ltd.	ANZ Bank Guarantee - Level 5, 151 Pirie St, Adelaide - Lease Guarantee	AUD	75,364

Australia	CBRE (C) Pty Ltd.	Key Equipment finance (fit out for add’l space for North Sydney Office)	AUD	65,000

Australia	CBRE (C) Pty Ltd.	ANZ Bank Guarantee - DG95013418 - Lease Suite 1, Lvl 25 & 26, 363 George St Sydney	AUD	145,422

Australia	CBRE (C) Pty Ltd.	ANZ Bank Guarantee - Z2334 - Lease premises Lvl 10, 650 Chapel St South Yarra	AUD	66,647

Australia	CBRE (C) Pty Ltd.	ANZ Bank Guarantee - DG114243418 -- Renewed Lease Suite 2 level 25 & 26, 363 George St Sydney	AUD	91,610

Australia	CBRE (GCS) Pty Ltd.	ANZ Bank Guarantee - Dexus - rent guarantee - Brisbane	AUD	104,033

Australia	CB Richard Ellis (N2) Pty Ltd	Rent Guarantee for Richard Ellis (New South Wales) Pty Ltd	AUD	32,313

Australia	CBRE Pty Ltd.	Tenants obligations for the lease of Suites 1&3, Level 19, 363 St George Street	AUD	322,652

Australia	CBRE Pty Ltd.	ANZ Bank Guarantee - Lease obligations for 477 Pttwater Rd NSW	AUD	39,964

Australia	CBRE Pty Ltd.	ANZ Bank Guarantee - Z2231 ISPT Pty Ltd - L13, 114 William St	AUD	130,086

Austria	CBRE Gmbh	Rent guarantee to landlord: Generali Versicherung AG for office space Vienna	EUR	25,000

Austria	CBRE Gmbh	Rent guarantee to landlord: Generali Versicherungs AG for additional office space Vienna	EUR	48,940

Belgium	CBRE S.A.	Fortis Bank - Bank Guarantee for office lease (antwerpen and brussels)	EUR	241,056

Belgium	CBRE S.A.	Fortis Bank - Bank Guarantee for deals with the European Community (warranty for valuation activity)	EUR	2,500

Belgium	CBRE Global Investors Belgium SA	Rental guarantee office Brussels	EUR	54,240

Belgium	CBRE Global Investors Belgium SA	Bank guarantee VAT for Amhem Staete Bv	EUR	24,789

Cayman Islands	Phoenix R/E Fund Wai Gao Qiao Holdings Ltd.	Guarantee of $87,500,000 Secured Term Loan facility dated October 13, 2010	USD	87,500,000

Cayman Islands	Shanghai Phoenix R/E Fund Warehousing Co., Ltd.	Guarantee of $20,000,000 Secured Term Loan facility dated October 13, 2010	USD	20,000,000

China	Beijing CBRE Property Consutants Limited	HSBC Bank Guarantees - performance bond	CNY	1,800,000

Czech	CBRE S.r.o.	Rent guarantee to EURO-PROPERTY FUND, spol. s.r.o.	EUR	52,148

Czech Republic	Impact Corti	Bank guarantee for operating accounts for recoverable service charges - Jungmannova Plaza	CZK	5,390,000

Czech Republic	Impact Corti	Bank guarantee for operating accounts for recoverable service charges - Panorama Center	CZK	900,000

Czech Republic	Impact Corti	Bank guarantee for operating accounts for recoverable service charges - Florenc Center	CZK	4,120,000

Czech Republic	Impact Corti	Bank guarantee for operating accounts for recoverable service charges - Gemini	CZK	12,200,000

Czech Republic	Impact Corti	Bank guarantee for operating accounts for recoverable service charges - Lighthouse	CZK	3,240,000

Czech Republic	Impact Corti	Bank guarantee for operating accounts for recoverable service charges	CZK	1,890,000

Czech Republic	Impact Corti	Bank guarantee for operating accounts for non-recoverable service charges - Jungmannova Pl	EUR	30,000

Czech Republic	Impact Corti	Bank guarantee for operating accounts for non-recoverable service charges - Panorama Ctr	EUR	30,000

Czech Republic	Impact Corti	Bank guarantee for operating accounts for non-recoverable service charges - Florenc Ctr	EUR	30,000

Czech Republic	Impact Corti	Bank guarantee for operating accounts for non-recoverable service charges - Gemini	EUR	30,000

Czech Republic	Impact Corti	Bank guarantee for operating accounts for non-recoverable service charges - Tesco	EUR	30,000

Czech Republic	Impact Corti	Bank guarantee for operating accounts for non-recoverable service charges - Lighthouse	EUR	30,000

Czech Republic	Impact Corti	Bank guarantee for operating accounts for non-recoverable service charges	EUR	30,000

Czech Republic	Impact Corti	Bank guarantee for rent of IC (Lighthouse - offices IC)	EUR	94,010

Finland	CBRE Finland Oy	Rent Guarantee to landlord: Suomen Kulttuurirahasto	EUR	12,695

Germany	CBRE Gmbh	Rent Guarantee to Versorgungswerk der Rechtsanwalte im Lande Hessen	EUR	48,623

Germany	CBRE Gmbh	Rent Guarantee to Versorgungswerk der Rechtsanwalte im Lande Hessen	EUR	23,059

Germany	CBRE Gmbh	Rent Guarantee to Versorgungswerk der Rechtsanwalte im Lande Hessen	EUR	9,500

Germany	CBRE Gmbh	Rent Guarantee to ING RE WestendDuo GmbH & Co. KG	EUR	232,738

Germany	CBRE Gmbh	Rent Guarantee to ING RE WestendDuo GmbH & Co. KG	EUR	115,230

Germany	CBRE Gmbh	Rent Guarantee to Union Investment Real Estate GmbH	EUR	124,680

Germany	CBRE Gmbh	Rent Guarantee to Victoria Lebensversicherung	EUR	18,518

Germany	CBRE Global Investors Gmbh	Rent Guarantee to MEAG Real Estate Munchen GmbH	EUR	75,506

Germany	CBRE Global Investors Gmbh	Rent Guarantee to Wurttembergische Lebensversicherung AG	EUR	140,000

Germany	CBRE Global Investors Germany GmbH	Guarantee for rent Peter Helfrich	EUR	11,400

Hong Kong	CBRE HK Limited	HSBC Bank Guarantees - rental deposit	HKD	1,400,702

Hungary	CBRE GI Hungary	Bank guarantee for office lease to Andrassy Real Kft	EUR	25,100

Hungary	CBRE GI Hungary	Bank guarantee for car lease for Lease Plan	HUF	11,000,000

India	CBRE South Asia Private Limited	RENAULT NISSAN TECHNOLOGY & BUSINESS Centre India Pvt Ltd - BG for retention/advance payment money for Renault-Nissan project at Chennai	INR	132,500

India	CBRE South Asia Private Limited	BG Exploration and Production India Ltd - Performance Bank Guarantee	INR	210,000

India	CBRE South Asia Private Limited	Cairn Energy India Pty Ltd - performance guarantee	INR	2,063,332

India	CBRE South Asia Private Limited	Gujarat Gas Company Limited - Performance Guarantee	INR	200,000

Italy	CBRE Spa	Banca Popolare de Milano - Rent guarantee: Pontificio collegio Armeno - Rome office: Via L Bissolati 20	EUR	60,000

Italy	CBRE Spa	Banca Popolare de Milano - Rent guarantee: Investire Immobiliare SGR SPA - Milan office: Via Del Lauro 7	EUR	175,000

Italy	CBRE Spa	Depost for office lease	EUR	29,750

Italy	CBRE Spa	Depost for new office lease	EUR	20,000

Italy	CBRE Spa	Deposit for Agustin Mazuecos house lease	EUR	8,750

Italy	CBRE Spa	Deposit for Agustin Mazuecos garage lease	EUR	600

Italy	CBRE Spa	Deposit for Lisette van Doorn house lease	EUR	12,500

Italy	CBRE Spa	Deposit for utilities (power + gas)	EUR	253

Italy	CBRE Spa	Deposit for utilities (power + gas)	EUR	286

Italy	CBRE Spa	Depost autoradiotassi	EUR	418

Italy	CBRE Global Investors SGR p.A.	Rental Guarantee (S. Maria Segreta)	EUR	41,860

Italy	CBRE Global Investors SGR p.A.	Rental Guarantee (Magenta)	EUR	12,250

Italy	CBRE Global Investors SGR p.A.	Utilities Guarantee (power)	EUR	117

Lux	CBRE S.A.	Rent guarantee LUX office - ING	EUR	15,360

Netherlands	CBRE B.V.	F. van Lanschot Bankers - Bank Guarantee for office lease - Hague	EUR	18,683

Netherlands	CBRE B.V.	F. van Lanschot Bankers - Bank Guarantee for office lease - Hoofddorp (will replace 15.4k and 14k)	EUR	20,702

Netherlands	CBRE B.V.	F. van Lanxchot Bankers - Bank Guarantee for office lease - Rotterdam	EUR	27,358

Netherlands	CBRE ESCF Management B.V.	Rent guarantee towards the landlord of the SCM office building	EUR	61,500

Poland	CNTR Sp z.o.o.	Rent guarantee: Office lease for Poland office	EUR	100,000

Poland	CBRE Global Investors Poland Sp. z.o.o.	Promissory nobe / bill of exchange (ING lease Polska Sp. z.o.o.)	EUR	4,500

Poland	CBRE Global Investors Poland Sp. z.o.o.	Cash deposit as guarantee	EUR	635

Netherlands	CBRE B.V.	Parent Guarantee re Dutch office lease	EUR	446,926

Singapore	CBRE (Pte) Limited	HSBC Institutional Trust Svcs (S) Ltd (for office rental #33-01A, 6 Battery Road)	SGD	97,978

Singapore	CBRE (Pte) Limited	TSMP Law Corporation (for sub-lease of #33-01A, 6 Battery Road)	SGD	97,978

Singapore	CBRE (Pte) Limited	HSBC (Parent Guarantee for Singapore overdraft line)	SGD	1,200,000

Singapore	CBRE (Pte) Limited	Housing & Development Board (for Off Svcs dept)	SGD	15,000

Singapore	CBRE (Pte) Limited	The Mgmt Corp Strata Title Plan No. 3129 (for CBREM)	SGD	35,000

Singapore	CBRE (Pte) Limited	HSBC Institutional Trust Svcs (S) Ltd (for office rental - 32nd flr Battery Road)	SGD	256,567

Singapore	CBRE (Pte) Limited	HSBC Institutional Trust Svcs (S) Ltd (for office rental - 33rd flr Battery Road)	SGD	72,110

Singapore	CBRE (Pte) Limited	Singapore Post Limited (Asset Svcs dept)	SGD	133,600

Singapore	CBRE (Pte) Limited	Singapore Press Holdings (for CRA) - guarantee for CRA advertising vendor	SGD	300,000

Spain	CBRE Global Investors Southern Europe S.L.	Guarantee deposit of the office rent	EUR	185,985

Spain	CBRE Real Estate S.A.	Rent guarantee to landlord: Altamira Real Estate S.A.	EUR	8,300

Spain	CBRE Real Estate S.A.	Rent guarantee to landlord: Testa Inmuebles en Renta	EUR	122,594

Spain	CBRE Real Estate S.A.	Client guarantee: S.ESTATAL CORREOS Y TELEGRAFOS	EUR	59,825

Spain	CBRE Valuations Advisory S.A.	Client guarantee: AUTORIDAD PORTUARIA DE HUELVA	EUR	2,100

Spain	CBRE Global Investors Southern Europe S.L.	Deposit to renter	EUR	78,622

Spain	Martinez FM Arquitectos	Client guarantee: INTEROUTE IBERIA S.A.U.	EUR	193,537

Spain	CBRE Global Investors Southern Europe S.L.	Deposit to renter - Expat employees (Italy)	EUR	22,375

Spain	CBRE Global Investors Southern Europe S.L.	Deposit to ensure the fulfillment with the terms of payment	EUR	5,651

UK	CBRE Global Investors Group (UK) Ltd	Guarantee under the lease agreement regarding Unit 53 at St Stephen’s Hull	GBP	2,898,880

UK/Guemsey	CBRE PFCE Management Ltd.	Guarantee to ING Bank (ING REF) on behalf of fund for bank debt and related hedging obligation totaling 79M Euro	EUR	79,020,000

United Kingdom	CBRE Global Holdings SARL	Guarantee pymt due for earnout	USD	4,700,000

United Kingdom	CBRE Group, Inc.	For Richard Ellis St. Quintin Trustee Ltd as trustee of the Richard Ellis St. Quintin Retirement Fund	GBP	8,915,000

United Kingdom	CBRE Group, Inc.	Guarantee by CB/TCC Global Hldgs Ltd with CB Hillier Parker Pension Scheme Trustees Ltd.	GBP	15,962,000

United Kingdom	CBRE Group, Inc.	For CB Hillier Parker Pension Scheme Trustee Ltd as trustee of the CB HP Pension Scheme	GBP	24,642,000

United States	CBRE Group, Inc.	Development and Investment Guarantee - Atwater	USD	230,077

United States	CBRE Group, Inc.	Development and Investment Guarantee - Wells Fargo (I-215 Logistics) - letters of credit	USD	638,325

United States	CBRE Group, Inc.	Development and Investment Guarantee - Bank of America (TCH Northwest Assoc - HP Campus)	USD	159,518

United States	CBRE Group, Inc.	Development and Investment Guarantee - Amegy Bank (LIT-RPC Trade Centers)	USD	9

United States	CBRE Group, Inc.	Development and Investment Guarantee - Wells Fargo (Coldwater Industrial)	USD	61,633

United States	CBRE Services, Inc.	Guarantee to Fresh Meadows (3)	USD	93,000

United States	CBRE Services, Inc.	Parent Guarantee to HSBC Bank PLC for Euro overdraft line	EUR	12,000,000

United States	Crestview Station	Development and Investment Guarantee - Comerica Bank	USD	1,052,645

United States	Schertz PT Industrial	Development and Investment Guarantee - Amegy Bank	USD	196,603

Schedule 6.02(a) – Liens

CBRE Group, Inc. (f/k/a CB Richard Ellis Group, Inc.)

•	Various Liens with respect to CB Richard Ellis Group, Inc. (agreements with Xerox Corporation) – equipment lease

CBRE, Inc. (f/k/a CB Richard Ellis Inc.)

•	Lien with respect to CB Richard Ellis, Inc. (agreement with Coast to Coast Business Equipment, Inc.) – equipment

•	Lien with respect to CB Richard Ellis, Inc. (agreement with Dealers Leasing, Inc.) – equipment

•	Lien with respect to CB Richard Ellis, Inc. (agreement with First Western Bank & Trust) – equipment

•	Lien with respect to CB Richard Ellis, Inc. (agreement with HSBC Securities (USA), Inc.) – various receivables

•	Various liens with respect to CB Richard Ellis, Inc. (agreement with Pitney Bowes Global Financial Services LLC) – financial assets

•	Lien with respect to CB Richard Ellis, Inc. (agreement with Steelcase Financial Services, Inc.) – all furniture and equipment

•	Lien with respect to CB Richard Ellis, Inc. (agreement with VA&F Financial) – equipment

•	Lien with respect to CB Richard Ellis, Inc. (agreement with Xerox Corporation) – equipment lease

•	Lien with respect to CB Richard Ellis, Inc. (agreement with Mart Financial Group, Inc.) – equipment

•	Various Liens with respect to CB Richard Ellis, Inc. (agreement with General Electric Capital Corporation) – equipment

•	Lien with respect to CB Richard Ellis, Inc. (agreement with U.S. Bancorp) – equipment leases

•	Various Liens with respect to CB Richard Ellis, Inc. (agreement with IKON Financial Services) – equipment

•	Lien with respect to CB Richard Ellis, Inc. (agreement with United Rentals (North America), Inc.) – equipment

•	Various liens with respect to CBRE, Inc (agreement with United Rentals (North America) Inc.) – equipment

•	Lien with respect to CB Richard Ellis, Inc. (agreement with Wells Fargo Financial Leasing, Inc.) – equipment lease

•	Lien with respect to CB Richard Ellis, Inc. (agreement with GFC Leasing, a division of Gordon Flesch Co., Inc.) – equipment

•	Lien with respect to CB Richard Ellis, Inc. (agreement with Tygris Vendor Finance, Inc.) – equipment

CBRE Services, Inc. (f/k/a CB Richard Ellis Services, Inc.)

•	Lien with respect to CBRE Services, Inc. (agreement with Bank of America, N.A) – financial assets, financial instruments and collateral accounts

CBRE Global Investors, LLC (f/k/a CB Richard Ellis Investors, L.L.C.)

•	Lien with respect to CB Richard Ellis Investors, L.L.C. (agreement with Siemens Financial Services, Inc.) – equipment lease

The Polacheck Company, Inc.

•	Lien with respect to The Polacheck Company, Inc. (agreement with US Bank National Association) – financial assets

CBRE Technical Services, LLC

•	Lien with respect to CBRE Technical Services, LLC (agreement with Siemens Financial Services, Inc.) – equipment

Schedule 6.03(a) – Specified Restructuring Transactions

[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Schedule 6.03(k) – Existing Investments

(See attached)

Schedule 6.03(k) – Existing Investments – Intercompany Loan

Lender	Borrower	Start Date	Maturity Date	Balance
CBRE Investors, Inc. (US)	CBRE DB Co-Invest (US)	15-Dec-2005	on demand	EUR 1,850,550.13

CBRE Investors, Inc. (US)	CBRE Europe Warehse (LU)	1-Apr-2010	on demand	EUR 504,897.83

CBRE Services, Inc (US)	CBRE Global Holdings (LU)	6-Sep-2012	on demand	EUR 1,341,688.89

CBRE Services, Inc (US)	CBRE HK Limited	2-Nov-2009	on demand	HKD 206,346,843.43

CBRE Services, Inc (US)	CBRE S.A. Peru (PE)	20-Aug-2008	on demand	USD 68,343.45

CBRE Services, Inc (US)	CBRE Svcs Venezuela (VE)	23-Jun-2008	on demand	USD 9,253.06

CBRE Services, Inc (US)	CBRE Vietnam (VN)	4-Mar-2013	on demand	USD 400,000.00

CBRE Services, Inc (US)	Global Inv Asia Pac (HK)	1-Mar-2012	on demand	USD 8,005,303.54

CBRE, Inc. (US)	CBRE Ltd (HK)	26-May-2000	on demand	USD 1,638,100.00

CBRE, Inc. (US)	CBRE Ltd (HK)	27-Mar-2001	on demand	USD 545,450.00

Insignia/ESG Capital (US)	Insignia S.A. (BE)	2-Dec-2002	on demand	EUR 1,008,855.00

CBRE Limited (CA)	CBRE Euro Treasury (GB)	28-Nov-2012	on demand	CAD 25,000,000.00

CBRE Ltd (GB)	CBRE Investors UK (GB)	27-Oct-2011	on demand	GBP 278,111,259.54

CBRE Pty Ltd (AU)	CBRE (A) Pty Ltd (AU)	30-Oct-2009	on demand	AUD 1,346,776.00

CBRE Pty Ltd (AU)	CBRE (V) Pty Ltd (AU)	30-Oct-2009	on demand	AUD 4,321,727.00

CBRE Pty Ltd (AU)	CBRE (W) Pty Ltd (AU)	30-Oct-2009	on demand	AUD 10,000.00

RELAM Amsterdam Hold (NL)	CBRE Investors SARL (LU)	28-Feb-2012	on demand	EUR 6,454,895.75

RELAM Amsterdam Hold (NL)	Global Inv Europe BV (NL)	1-Mar-2012	on demand	EUR 1,237,376.58

Schedule 6.03(k) – Existing Investments – Investment & Notes Receivable

[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Schedule 6.03(p) – D&I Investments

[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Schedule 6.05(c) – Certain Existing Restrictions

•	CBRE Capital Markets, Inc. and CBRE Multifamily Capital, Inc. – JPMorgan Chase - 10/12 Senior Secured Credit Agreement

•	CBRE Capital Markets, Inc., CBRE Multifamily Capital, Inc., and CBRE HMF, Inc. – JPMorgan Chase - Master Repurchase Agreement

•	CBRE Capital Markets, Inc., CBRE Multifamily Capital, Inc. and CBRE HMF, Inc. – Bank of America, N.A. - Amended and Restated Mortgage Warehousing Credit and Security Agreement

•	CBRE Capital Markets, Inc., CBRE Multifamily Capital, Inc. and CBRE HMF, Inc. – Capital One Bank, N.A. - Mortgage Warehouse Loan and Security Agreement

•	CBRE Capital Markets, Inc., CBRE Multifamily Capital, Inc. and CBRE HMF, Inc. – TD Bank, N.A. - Mortgage Warehousing Credit and Security Agreement

•	CBRE Multifamily Capital, Inc. – ASAP Sale Agreement with Fannie Mae

•	CBRE Services, Inc. Indenture for 11 5/8% Senior Subordinated Notes due June 15, 2017

•	CBRE Services, Inc. Indenture for 6 5/8% Senior Unsecured Notes due October 15, 2020

•	CBRE Services, Inc. Indenture for 5% Senior Unsecured Notes due March 14, 2023

•	Raven Insurance Company, Ltd. – Wells Fargo Bank Standby Letter of Credit Agreement, Security Agreement, Securities Account Control Agreement and Credit Agreement